          As filed with the Securities and Exchange Commission on April 30, 2010
                                                     Registration No. 333-146590
                                                                        811-6584


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 6
                                     and/or



        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 117


                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
        (formerly, The Manufacturers Life Insurance Company of New York)
                           (Exact name of Registrant)

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (formerly, The Manufacturers Life Insurance Company of New York)
                              (Name of Depositor)

                      100 Summit Lake Drive, Second Floor
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                                 (914) 773-0708
               (Depositor's Telephone Number Including Area Code)

                             Thomas J. Loftus, Esq.
                John Hancock Life Insurance Company of New York
                              601 Congress Street
                               Boston, MA  02210
                    (Name and Address of Agent for Service)

                                    Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

      [ ]   immediately upon filing pursuant to paragraph (b) of Rule 485

      [X]   on May 3, 2010, pursuant to paragraph (b) of Rule 485

      [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
      [ ]   On,________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

               (Venture(R) Opportunity A Share Variable Annuity)
                          (currently issued contracts)

                                                    Prospectus dated May 3, 2010

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                 Venture(R) Opportunity A Share Variable Annuity

This Prospectus describes interests in VENTURE(R) OPPORTUNITY A SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Opportunity A Share Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a DCA Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., JHIMS LLC or a subadviser) in bold above the names of the Portfolios:

CAPITAL RESEARCH AND MANAGEMENT COMPANY
(Adviser to the American Fund Insurance Series)
   American Asset Allocation Trust
   American Blue Chip Income and Growth Trust
   American Bond Trust
   American Global Growth Trust
   American Global Small Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust
DAVIS SELECTED ADVISERS, L.P.
   Fundamental Value Trust
DECLARATION MANAGEMENT RESEARCH LLC
   Total Bond Market Trust A
DIMENSIONAL FUND ADVISORS LP
   International Small Company Trust
FRANKLIN MUTUAL ADVISORS LLC
   Mutual Shares Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust
JOHN HANCOCK INVESTMENTS MANAGEMENT SERVICES, LLC
   Core Allocation Trust
   Core Balanced Trust
   Franklin Templeton Founding Allocation Trust
LORD, ABBETT & CO. LLC
   All Cap Value Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust
   American Fundamental Holdings Trust
   Core Fundamental Holdings Trust
   Core Global Diversification Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust
   Money Market Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust
T. ROWE PRICE ASSOCIATES, INC.
   Balanced Trust
   Mid Value Trust
TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust
TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(1)
VAN KAMPEN(2)
   Value Trust
WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust
   Investment Quality Bond Trust
   Mid Cap Stock Trust
   Small Cap Growth Trust
   Small Cap Value Trust

(1) Templeton Global Advisors Limited is sub-subadviser to the International Value Trust under an agreement with Templeton Investment Counsel, LLC.

(2)  Morgan Stanley Investment Management, Inc., doing business as Van Kampen.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Venture(R) Opportunity A Share 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 344-1029                          www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9506
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9506
(800) 551-2078                          www.jhannuitiesnewyork.com

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     5
III. FEE TABLES ..........................................................    10
   EXAMPLES ..............................................................    12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS ............................................................    16
   THE COMPANIES .........................................................    16
   THE SEPARATE ACCOUNTS .................................................    16
   THE PORTFOLIOS ........................................................    17
   VOTING INTEREST .......................................................    24
V. DESCRIPTION OF THE CONTRACT ...........................................    25
   ELIGIBLE PLANS ........................................................    25
   ACCUMULATION PERIOD PROVISIONS ........................................    25
      Purchase Payments ..................................................    25
      Accumulation Units .................................................    26
      Value of Accumulation Units ........................................    26
      Net Investment Factor ..............................................    26
      Transfers among Investment Options .................................    26
      Maximum Number of Investment Options ...............................    27
      Telephone and Electronic Transactions ..............................    28
      Special Transfer Services - Dollar Cost Averaging ..................    28
      Special Transfer Services - Asset Rebalancing Program ..............    29
      Withdrawals ........................................................    29
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals .....................................................    30
      Special Withdrawal Services - The Systematic Withdrawal Program ....    30
      Special Withdrawal Services - The Income Made Easy Program .........    30
      Death Benefit During Accumulation Period ...........................    31
   PAY-OUT PERIOD PROVISIONS .............................................    32
      General ............................................................    32
      Annuity Options ....................................................    33
      Determination of Amount of the First Variable Annuity Payment ......    35
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments ........................................................    36
      Transfers During Pay-out Period ....................................    36
      Death Benefit During Pay-out Period ................................    36
   OTHER CONTRACT PROVISIONS .............................................    37
      Right to Review ....................................................    37
      Ownership ..........................................................    37
      Annuitant ..........................................................    38
      Beneficiary ........................................................    38
      Spouse .............................................................    38
      Modification .......................................................    38
      Code Section 72(s) .................................................    39
      Our Approval .......................................................    39
      Misstatement and Proof of Age, Sex or Survival .....................    39
      Loans ..............................................................    39
VI. OPTIONAL BENEFITS ....................................................    40
   OVERVIEW ..............................................................    40
   FEATURES OF THE INCOME PLUS FOR LIFE 5.10 SERIES RIDERS ...............    40
      Covered Person(s) ..................................................    40
      Restrictions on Additional Purchase Payments .......................    41
      Benefit Base .......................................................    42
      Benefit Rate .......................................................    42
      Lifetime Income Amount .............................................    43
      Lifetime Income Date ...............................................    43
      Availability of Investment Options Under Income Plus For Life 5.10
         Series Riders ...................................................    44
      Increases in Guaranteed Amounts ....................................    46
      Withdrawals, Distributions and Settlements .........................    49
      Additional Annuity Options .........................................    52
      Comparison between Guaranteed Minimum Withdrawal Benefits and
         Annuity Payments ................................................    53
      Impact of Death Benefits ...........................................    53
      Termination of Rider ...............................................    55
      Tax Considerations .................................................    55
   ANNUAL STEP-UP DEATH BENEFIT ..........................................    56
VII. CHARGES AND DEDUCTIONS ..............................................    57
   FRONT-END SALES CHARGES ...............................................    57
   WITHDRAWAL CHARGES ....................................................    58
   ANNUAL CONTRACT FEE ...................................................    58
   ASSET-BASED CHARGES ...................................................    58
      Daily Administration Fee ...........................................    58
      Mortality and Expense Risks Fee ....................................    59
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................    59
   PREMIUM TAXES .........................................................    60
VIII. FEDERAL TAX MATTERS ................................................    61
   INTRODUCTION ..........................................................    61
   OUR TAX STATUS ........................................................    61
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    61
   NONQUALIFIED CONTRACTS ................................................    62
      Aggregation of Contracts ...........................................    62
      Exchanges of Annuity Contracts .....................................    62
      Loss of Interest Deduction Where Contracts are Held by or for the
         Benefit of Certain Non-Natural Persons ..........................    62
      Undistributed Gains ................................................    62
      Taxation of Annuity Payments .......................................    63
      Surrenders, Withdrawals and Death Benefits .........................    63
      Taxation of Death Benefit Proceeds .................................    63
      Penalty Tax on Premature Distributions .............................    64
      Diversification Requirements .......................................    64
   QUALIFIED CONTRACTS ...................................................    64
      Required Minimum Distributions .....................................    65
      Penalty Tax on Premature Distributions .............................    65
      Rollovers and Transfers ............................................    66
      Withholding on Rollover Distributions ..............................    66
IX. GENERAL MATTERS ......................................................    68
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGES ................   A-1
APPENDIX B: QUALIFIED PLAN TYPES .........................................   B-1
APPENDIX C: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS ........................................................   C-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ...........................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base to reflect any Additional Purchase Payments we applied to the Benefit Base during the Contract Year prior to a Contract Anniversary. See "VI. Optional Benefits - Rider Fees."

AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe The Contract Anniversary on, or next following, the date the oldest Owner attains age 95.

ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. The Anniversary Value equals your Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

     a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

(See "VI. Optional Benefits - Annual Step-Up Death Benefit.")

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to "VI. Optional Benefits" for more details.

BENEFIT RATE: A rate we use to determine a guaranteed amount under an optional guaranteed minimum withdrawal benefit Rider.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to "VI. Optional Benefits" for more details.

CREDIT: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the "Bonus" or "Target Amount" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.

CREDIT PERIOD: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as a "Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.

CREDIT RATE: The rate we use to determine a Credit, if any, under our optional guaranteed minimum withdrawal benefit Riders.

CUMULATIVE VALUE: This is the amount we use to determine your applicable front-end sales charge. Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals.

DCA FIXED INVESTMENT OPTION: An Investment Option, held in the Company's general account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

EXCESS WITHDRAWAL: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to "VI. Optional Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INCOME PLUS FOR LIFE 5.10 SERIES RIDERS: Both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to "VI. Optional Benefits" for more details.

LIFETIME INCOME DATE: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to "VI. Optional Benefits" for more details.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NET PURCHASE PAYMENT: A Purchase Payment less any applicable front-end sales charge and premium tax.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to "Net Purchase Payment") is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A term used with our guaranteed minimum withdrawal benefit Riders that means a reduction of the Benefit Base if you take Excess Withdrawals.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to "VI. Optional Benefits" for more details.

STEP-UP: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to "VI. Optional Benefits" for more details.

STEP-UP DATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any Withdrawal Amounts that have been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step-Up Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period will be variable and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

   TYPE OF      MINIMUM INITIAL   MINIMUM ADDITIONAL
  CONTRACT     PURCHASE PAYMENT    PURCHASE PAYMENT
  --------     ----------------   ------------------
Nonqualified        $5,000                $30
  Qualified         $2,000                $30

Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Restrictions on Additional Purchase Payments" in "VI. Optional Benefits."

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has a front-end sales charge, which we deduct from your Purchase Payment before it is invested in your allocated Investment Options. The amount of the sales charge varies, as described in the section "VII. Charges & Deductions - Front-End Sales Charges." To ensure that you are charged the lowest sales charge for which you qualify, be sure to send your Purchase Payments for this Contract through your broker-dealer.

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

WHAT ARE MY INVESTMENT CHOICES?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.


You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.


Your investment option choices may be limited if you purchase a guaranteed minimum withdrawal benefit Rider. See "Restrictions on Investment Options Under Income Plus For Life 5.10 Series Riders" in "VI. Optional Benefits."

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF NET PURCHASE PAYMENTS. You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Net Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in " V. Description of the Contract - Transfers During Pay-out Period."

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If the Withdrawal Amount would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal also may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders

Each of our optional guaranteed minimum withdrawal benefit Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The guaranteed minimum withdrawal benefit Riders offered under the Contract are:

     -    Income Plus For Life 5.10, or

     -    Income Plus For Life - Joint Life 5.10.

We use the term "INCOME PLUS FOR LIFE 5.10 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10.

You may elect to purchase one of the Income Plus For Life 5.10 Series Riders if it is available in your state. The Riders are not available to new Beneficiary IRAs (see "VI. Optional Benefits - Availability of Income Plus For Life 5.10 Series Riders"). You may only elect one guaranteed minimum withdrawal benefit Rider. Either you, or the older of you and your spouse in the case of the Income Plus For Life - Joint Life 5.10 Rider, must be under age 81 to purchase a Rider.

We designed the Income Plus For Life 5.10 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus For Life - Joint Life 5.10 Rider.

Under either of our Income Plus For Life 5.10 Series Riders, you choose how much Contract Value to withdraw at any time. We may reset the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual Withdrawal Amounts:

     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     - exceed the Benefit Rate multiplied by the Benefit Base at the prior Contract Anniversary, increased by any Additional Purchase Payments, before the Lifetime Income Date.

YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN THE INCOME PLUS FOR LIFE 5.10 SERIES RIDERS. WE MAY RESET THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING BENEFIT BASE TO ZERO (SEE "VI. OPTIONAL BENEFITS - FEATURES OF THE INCOME PLUS FOR LIFE 5.10 SERIES RIDERS").

For the Income Plus For Life 5.10 Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit (we may also refer to this as a "Deferral Credit" or "Bonus") that varies by Rider you select. We also may increase or "step up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making Additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS AFTER THE FIRST YEAR FOR CONTRACTS ISSUED WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

We will pay withdrawal benefits automatically during an Income Plus For Life
5.10 Series Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."

IF YOU ELECT TO PURCHASE AN INCOME PLUS FOR LIFE 5.10 SERIES RIDER, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with an Income Plus For Life 5.10 Series Rider in "VI. Optional Benefits.")

Annual Step-Up Death Benefit Rider


You may elect to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have attained age 75 (or age at death if earlier). The Annual Step-Up Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step-Up Death Benefit Rider, however, if you (or any co-Owner) have attained age 75, or if your Contract is an IRA that you inherited from someone else (unless you are the spouse of the decedent and own the IRA in your own name).


The eligibility age for the Annual Step-Up Death Benefit Rider may be higher in certain states where the currently available Rider has not yet been approved. Please consult your financial advisor or contact our Annuities Service Center at the address or phone number shown on page ii of this Prospectus for information on the Rider available in your state.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders, systematic withdrawals and withdrawals under a guaranteed minimum withdrawal benefit Rider);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options;

     -    certain ownership changes; and

     -    any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL ADVISOR SHOULD CAREFULLY

CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any sales charges or charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase Payments (including sales charges) you made, if that amount is higher than Contract Value (increased by any sales charges or charges for premium taxes). The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Opportunity A Share Contract. These fees and expenses are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

SALES CHARGE

                                  The Sales Charge (as a percentage
If your Cumulative Value(2) is:       of Purchase Payments) is:
-------------------------------   ---------------------------------
   Up to $49,999.99                             5.50%
   $50,000 to $99,999.99                        4.50%
   $100,000 to $249,999.99                      3.50%
   $250,000 to $499,999.99                      2.50%
   $500,000 to $999,999.99                      2.00%
   $1,000,000 and over                          0.50%

WITHDRAWAL CHARGE

If your Cumulative Value(2) is $1 million and over, we apply a withdrawal charge equal to 0.50% of Purchase Payments withdrawn in the first six months after payment.

TRANSFER FEE(3)

Maximum Fee   $25
Current Fee   $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 3.50% of each Purchase Payment (see "VII. Charges and Deductions - Premium Taxes").

(2) Your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals (see "VII. Charges & Deductions - Front-End Sales Charges."

(3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

ANNUAL CONTRACT FEE(1)                            $ 30
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
   Mortality and Expense Risks Fee(3)             0.65%
   Daily Administration Fee (asset based)         0.15%
                                                  ----
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)      0.80%
   (With No Optional Riders Reflected)

OPTIONAL BENEFITS

   Optional Annual Step-Up Death Benefit Fee(2)   0.20%
                                                  ----
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)      1.00%
   Optional Guaranteed Minimum Withdrawal
      Benefit Rider Fee (maximum) (5)             1.20%
                                                  ----
   TOTAL FEES AND EXPENSES OTHER THAN
      PORTFOLIO EXPENSES(6)                       2.20%

(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.


(3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.


(4) Amount shown includes the Mortality and Expense Risks Fee and the Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

(5) The current charge for the Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10 Riders is 1.00%. We reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base. All of the charges shown, including the Optional Guaranteed Minimum Withdrawal Benefit Rider Fee ("GMWB Fee"), are expressed in this table as a percentage of the Variable Investment Options (the "Separate Account Value"). The GMWB Fee is applied in the Contract as a percentage of the Adjusted Benefit Base.

(6) For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see "VI. Optional Benefits."

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                    MINIMUM   MAXIMUM
-----------------------------------------                    -------   -------
Range of expenses that are deducted from Portfolio assets,
   including management fees, Rule 12b-1 fees, and other
   expenses                                                   0.49%     1.17%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios and no reduction in sales charges based on Cumulative Value. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE 5.10 AND ANNUAL STEP-UP DEATH BENEFIT RIDERS


                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
If you surrender the Contract at the end
   of the applicable time period:            $885     $1,557    $2,264    $4,174
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                              $885     $1,557    $2,264    $4,174


EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios, and no reduction in sales charges based on Cumulative Value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
If you surrender the Contract at the end
   of the applicable time period:            $675      $925     $1,193    $1,954
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                              $675      $925     $1,193    $1,954

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. THE TABLES SHOW ONLY THOSE CONTRACTUAL EXPENSE REIMBURSEMENTS EXTENDING A YEAR BEYOND THE DATE OF THIS PROSPECTUS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.


The Portfolios available may be restricted if you purchase an Income Plus For Life 5.10 Series Rider (see "VI. Optional Benefits").



                                                                              ACQUIRED
                                                     DISTRIBUTION            PORTFOLIO  TOTAL ANNUAL   CONTRACTUAL      NET
                                         MANAGEMENT   AND SERVICE    OTHER    FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                             FEE     (12B-1) FEES  EXPENSES   EXPENSES  EXPENSES (1)  REIMBURSEMENT   EXPENSES
----------------                         ----------  ------------  --------  ---------  ------------  -------------  ---------
500 INDEX
Series NAV                                  0.46%        0.00%       0.03%     0.00%        0.49%          0.00%        0.49%
ALL CAP VALUE
Series I                                    0.84%        0.05%       0.08%     0.00%        0.97%          0.00%        0.97%
AMERICAN ASSET ALLOCATION(2)
Series III                                  0.31%        0.25%       0.04%     0.00%        0.60%          0.00%        0.60%
AMERICAN BLUE CHIP INCOME AND GROWTH(2)
Series III                                  0.43%        0.25%       0.06%     0.00%        0.74%          0.00%        0.74%

                                                                              ACQUIRED
                                                     DISTRIBUTION            PORTFOLIO  TOTAL ANNUAL   CONTRACTUAL      NET
                                         MANAGEMENT   AND SERVICE    OTHER    FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                             FEE     (12B-1) FEES  EXPENSES   EXPENSES  EXPENSES (1)  REIMBURSEMENT   EXPENSES
----------------                         ----------  ------------  --------  ---------  ------------  -------------  ---------
AMERICAN BOND(2)
Series III                                  0.38%        0.25%       0.04%     0.00%        0.67%          0.00%        0.67%
AMERICAN FUNDAMENTAL HOLDINGS
Series III                                  0.04%        0.25%       0.03%     0.37%        0.69%          0.00%        0.69%
AMERICAN GLOBAL GROWTH(2)
Series III                                  0.54%        0.25%       0.07%     0.00%        0.86%          0.00%        0.86%
AMERICAN GLOBAL SMALL CAPITALIZATION(2)
Series III                                  0.72%        0.25%       0.11%     0.00%        1.08%          0.00%        1.08%
AMERICAN GROWTH(2)
Series III                                  0.33%        0.25%       0.05%     0.00%        0.63%          0.00%        0.63%
AMERICAN GROWTH-INCOME(2)
Series III                                  0.28%        0.25%       0.04%     0.00%        0.57%          0.00%        0.57%
AMERICAN HIGH-INCOME BOND(2)
Series III                                  0.47%        0.25%       0.10%     0.00%        0.82%          0.00%        0.82%
AMERICAN INTERNATIONAL(2)
Series III                                  0.50%        0.25%       0.07%     0.00%        0.82%          0.00%        0.82%
AMERICAN NEW WORLD(2)
Series III                                  0.77%        0.25%       0.14%     0.00%        1.16%          0.00%        1.16%
BALANCED(3)
Series I                                    0.84%        0.05%       0.34%     0.00%        1.23%         -0.14%        1.09%
CORE ALLOCATION(4)
Series I                                    0.05%        0.05%       0.40%     0.94%        1.44%         -0.33%        1.11%
CORE ALLOCATION PLUS
Series I                                    0.91%        0.05%       0.09%     0.00%        1.05%          0.00%        1.05%
CORE BALANCED(4)
Series I                                    0.05%        0.05%       0.26%     0.90%        1.26%         -0.19%        1.07%
CORE FUNDAMENTAL HOLDINGS(5)
Series III                                  0.05%        0.15%       0.14%     0.48%        0.82%         -0.09%        0.73%
CORE GLOBAL DIVERSIFICATION(5)
Series III                                  0.05%        0.15%       0.14%     0.57%        0.91%         -0.09%        0.82%
FRANKLIN TEMPLETON FOUNDING ALLOCATION
Series I                                    0.04%        0.05%       0.03%     0.92%        1.04%          0.00%        1.04%
FUNDAMENTAL VALUE
Series I                                    0.76%        0.05%       0.02%     0.00%        0.83%          0.00%        0.83%
GLOBAL(6)
Series I                                    0.82%        0.05%       0.09%     0.00%        0.96%         -0.03%        0.93%
GLOBAL BOND(7)
Series I                                    0.70%        0.05%       0.07%     0.00%        0.82%          0.00%        0.82%
INTERNATIONAL CORE(8)
Series I                                    0.89%        0.05%       0.13%     0.00%        1.07%          0.00%        1.07%
INTERNATIONAL SMALL COMPANY(8)
Series I(9)                                 0.97%        0.05%       0.15%     0.00%        1.17%          0.00%        1.17%
INTERNATIONAL VALUE(6,8)
Series I                                    0.82%        0.05%       0.12%     0.00%        0.99%         -0.01%        0.98%
INVESTMENT QUALITY BOND
Series I                                    0.59%        0.05%       0.06%     0.00%        0.70%          0.00%        0.70%
LIFESTYLE BALANCED
Series I                                    0.04%        0.05%       0.02%     0.73%        0.84%          0.00%        0.84%
LIFESTYLE CONSERVATIVE
Series I                                    0.04%        0.05%       0.03%     0.69%        0.81%          0.00%        0.81%
LIFESTYLE GROWTH
Series I                                    0.04%        0.05%       0.03%     0.74%        0.86%          0.00%        0.86%
LIFESTYLE MODERATE
Series I                                    0.04%        0.05%       0.03%     0.71%        0.83%          0.00%        0.83%
MID CAP INDEX
Series I                                    0.47%        0.05%       0.03%     0.00%        0.55%          0.00%        0.55%
MID CAP STOCK
Series I                                    0.84%        0.05%       0.05%     0.00%        0.94%          0.00%        0.94%

                                                                              ACQUIRED
                                                     DISTRIBUTION            PORTFOLIO  TOTAL ANNUAL   CONTRACTUAL      NET
                                         MANAGEMENT   AND SERVICE    OTHER    FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                             FEE     (12B-1) FEES  EXPENSES   EXPENSES  EXPENSES (1)  REIMBURSEMENT   EXPENSES
----------------                         ----------  ------------  --------  ---------  ------------  -------------  ---------
MID VALUE
Series I                                    0.96%        0.05%       0.05%     0.00%        1.06%          0.00%        1.06%
MONEY MARKET(10)
Series I                                    0.47%        0.05%       0.04%     0.00%        0.56%          0.00%        0.56%
MUTUAL SHARES
Series I                                    0.96%        0.05%       0.07%     0.00%        1.08%          0.00%        1.08%
SMALL CAP GROWTH
Series I                                    1.06%        0.05%       0.04%     0.00%        1.15%          0.00%        1.15%
SMALL CAP VALUE
Series I                                    1.06%        0.05%       0.05%     0.00%        1.16%          0.00%        1.16%
TOTAL BOND MARKET A
Series NAV                                  0.47%        0.00%       0.03%     0.00%        0.50%          0.00%        0.50%
TOTAL RETURN
Series I                                    0.68%        0.05%       0.04%     0.00%        0.77%          0.00%        0.77%
VALUE
Series I                                    0.74%        0.05%       0.05%     0.00%        0.84%          0.00%        0.84%



(1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.



(2) The table reflects the combined fees of the feeder fund and the master fund.



(3) The Adviser has contractually limited other Portfolio level expenses to 0.20% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(4) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(5) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(6) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.



(7) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.08%.



(8) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.



(9) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.



(10) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.





A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as the Lifetime Income Amount and the Annuity Option, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a

Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments, however, results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, Core Allocation, Core Balanced, Core Fundamental Holdings, Core Global Diversification, Franklin Templeton Founding Allocation, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Trust's American Asset Allocation, American Blue Chip Income & Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI Optional Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE SERIES) - ADVISER TO MASTER FUND

   American Asset Allocation Trust              Seeks to provide high total return (including income and capital gains)
                                                consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

   American Blue Chip Income and Growth Trust   Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the
                                                American Funds Insurance Series Blue Chip Income and Growth Fund, which invests at least 90% of its net assets in equity securities, primarily in common stocks of larger, more established companies domiciled in the
                                                U.S.

   American Bond Trust                          Seeks to maximize current income and preserve capital. To do this, the
                                                Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Bond Fund, which normally invests at least 65% of its net assets in investment-grade debt securities and up to 35% of its net assets in lower rated debt securities.

   American Global Growth Trust                 Seeks to make shareholders' investment grow over time. To do this, the
                                                Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.

   American Global Small Capitalization Trust   Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Small Capitalization
                                                Fund, which invests primarily in stocks of smaller companies located around the world.

   American Growth Trust                        Seeks to make the shareholders' investment grow. To do this, the
                                                Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital.

   American Growth-Income Trust                 Seeks to make the shareholders' investments grow and to provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                                Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI Optional Benefits").



   American High-Income Bond Trust              Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                                Insurance Series High-Income Bond Fund, which invests primarily in higher yielding and generally lower quality debt securities.

   American International Trust                 Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies located outside the U.S.
                                                that the adviser believes have potential for growth.

   American New World Trust                     Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation.

DAVIS SELECTED ADVISERS, L.P.
   Fundamental Value Trust                      Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of large-cap U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
   Total Bond Market Trust A                    Seeks to track the performance of the Barclays Capital U.S. Aggregate
                                                Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

DIMENSIONAL FUND ADVISORS LP
   International Small Company Trust            Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest its assets in equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

FRANKLIN MUTUAL ADVISERS, LLC
   Mutual Shares Trust                          Seeks capital appreciation, which may occasionally be short-term; income is a secondary objective. To do this, the Portfolio invests primarily in equity securities of companies of any nation where the market prices are believed to be less than their value.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI Optional Benefits").



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                     Seeks high total return. To do this, the Portfolio invests at least 80%
                                                of its total assets in equity investments in companies from developed markets outside the U.S.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
   Core Allocation Trust                        Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the JHT Core Allocation Plus Trust.
                                                The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

   Core Balanced Trust                          Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the JHT Balanced Trust. The
                                                Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

   Franklin Templeton Founding Allocation
      Trust                                     Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three JHT Portfolios: Global Trust, Income Trust and Mutual
                                                Shares Trust. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

LORD, ABBETT & CO. LLC
   All Cap Value Trust                          Seeks capital appreciation. To do this, the Portfolio invests at least
                                                50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The
                                                Portfolio may invest the remainder of its assets in undervalued mid-sized and small company securities.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust                              Seeks to approximate the aggregate total return of a broad-based U.S.
                                                domestic equity market index. To do this, the Portfolio invests at least
                                                80% of its net assets in the common stocks in the S&P 500(R) Index and securities that as a group will behave in a manner similar to the Index.
                                                (1)

   American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this, the Portfolio invests primarily in four Portfolios of the American Funds Insurance Series:
                                                Bond Fund, Growth Fund, Growth-Income Fund, and International Fund. The
                                                Portfolio is a fund-of-funds and is also authorized to invest in six other Portfolios of the American Funds Insurance Series as well as other underlying Portfolios, investment companies, and other types of investments.

   Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds
                                                Insurance Series. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI Optional Benefits").



   Core Global Diversification Trust            Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S.
                                                The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

   Lifestyle Balanced Trust                     Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately 50% of its assets in Portfolios that invest primarily in equity securities, and approximately 50% in Portfolios which invest primarily in fixed-income securities.

   Lifestyle Conservative Trust                 Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately 80% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 20% in
                                                Portfolios which invest primarily in equity securities.

   Lifestyle Growth Trust                       Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund-of-funds and normally invests approximately 70% of its assets in Portfolios which invest primarily in equity securities, and approximately 30% of its assets in
                                                Portfolios which invest primarily in fixed-income securities.

   Lifestyle Moderate Trust                     Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and normally invests approximately 60% of its assets in
                                                Portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in Portfolios which invest primarily in equity securities.

   Mid Cap Index Trust                          Seeks to approximate the aggregate total return of a mid cap U.S.
                                                domestic equity market index. To do this, the Portfolio invests at least
                                                80% of its net assets in the common stocks in the S&P MidCap 400(R)
                                                Index(1) and securities that as a group behave in a manner similar to the Index.

   Money Market Trust                           Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                                Note: The returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract's expense deductions.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI Optional Benefits").



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                            Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the
                                                U.S.), which may be represented by futures contracts and options on such securities.

   Total Return Trust                           Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

T. ROWE PRICE ASSOCIATES, INC.
   Balanced Trust                               Seeks long-term capital appreciation. To do this, the Portfolio invests in both equity and fixed-income securities. The Portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries.

   Mid Value Trust                              Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                                 Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(2)                 Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                  Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the
                                                Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust                   Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI Optional Benefits").



   Investment Quality Bond Trust                Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

   Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

   Small Cap Growth Trust                       Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

   Small Cap Value Trust                        Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.



(1) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R) was from $300 million to $6.6 billion.



(2) The Portfolio is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.


VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "VI. Optional Benefits - Restrictions on Additional Purchase Payments."

We make a sales charge against your Purchase Payments. The sales charge is a percentage of your Purchase Payment. The percentage applied against your Purchase Payment is based on your Cumulative Value.

Your Cumulative Value is defined as the sum of:

     (1) the current Purchase Payment and, if making an Additional Purchase Payment,

     (2)  the greater of:

          (a)  your Contract Value, or

          (b)  the sum of all prior Purchase Payments minus any withdrawals.

John Hancock USA may reduce the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchase your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such
          Section 1035 or Qualified Plan monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

     - You purchase multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE in New York) in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any Withdrawal Amounts, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").

You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Net Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, Withdrawal Amount or transfer transaction only if:


     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or


     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "valuation period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

     (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

     (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

     (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-Out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the applicable telephone number or Internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    any loss or theft of your password; or

     -    any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis, a predetermined dollar amount from any Variable Investment Option, or from a DCA Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds") until the amount in the DCA Source Fund is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.

If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.

From time to time, we may offer special DCA programs where the rate of interest credited to a DCA Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or tax, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from any DCA Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the Withdrawal Amount is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of partial withdrawals; however, the Withdrawal Amount must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the amount remaining in the Investment Option is less than $100, we generally treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture(R) Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


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We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals (Not applicable to Contracts issued in New Jersey)

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - you are requesting that we mail the amount withdrawn to an alternate address; or

     - you have changed your address within 30 days of the withdrawal request; or

     -    you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

You may make systematic withdrawals.

Special Withdrawal Services - The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program ("SWP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made. The SWP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in a SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in a SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the SWP program.

Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the SWP if you enroll in the Income Made Easy Program. Please read "VI. Optional Benefits - Withdrawals, Distributions and Settlements - Pre-authorized Withdrawals - The Income Made Easy Program," for more information.


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If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

     (i)  is equal to the death benefit prior to the withdrawal; and

     (ii) is equal to the amount of the partial withdrawal divided by the Contract Value prior to the partial withdrawal.

Please see "VI. Optional Benefits" for information regarding the effect of withdrawals on Contracts with an optional benefit Rider.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


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

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.


     - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


     - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy, beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement


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

Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

----------
* We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VIII. Federal Tax Matters - Qualified Contracts - Required Minimum Distributions").


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ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our Income Plus For Life 5.10 Series Riders. If you purchase a Contract with an Income Plus For Life 5.10 Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.


GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus For Life 5.10 Series Riders. For the Income Plus For Life - Joint Life 5.10 Rider, this Annuity Option is available only if one Covered Person (see "VI. Optional Benefits"), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:


     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life 5.10 Series Rider that you purchased with your Contract; or

     - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

          (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus For Life - Joint Life 5.10 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life - Joint Life 5.10 Rider that you purchased with your Contract; or


     - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


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

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 Years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.


FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period" above), withdrawal or the Maturity Date of the Contract, the proceeds of the Contract may be applied to a Fixed Annuity Option.



We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable sales charge and premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the Single Premium Immediate Annuity rate that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.


Determination of Amount of the First Variable Annuity Payment


We determine the first Variable Annuity payment by applying the portion of the proceeds of the Contract (minus any applicable sales charge and premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable sales charge and premium taxes.



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The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read "VI. Optional Benefits" for additional information.


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OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (plus any sales charge deducted) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10-day right to review period. The 10-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable (as described in the preceding paragraph).

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your financial advisor or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Net Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Net Purchase Payments during this 30 day period to a DCA Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Net Purchase Payments were allocated to a DCA Fixed Investment Option, we will pay you the original amount of your Purchase Payments (including any sales charges deducted). If your Net Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of the original amount of your Purchase Payments (including any sales charges deducted) or the Contract Value (plus any sales charges deducted), computed at the end of the Business Day on which we receive your returned Contract. If your Net Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (plus any sales charges deducted), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership


Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.






You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.



Before requesting a change of ownership or making an assignment of your Contract, you should consider:



     - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.



     - A change of ownership may result in termination of a qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such (see "VI. Optional Benefits").



     - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.



     - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.



     - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.



     - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.



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


We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.


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Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

Loans

Loans are not available under the Contract.


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                              VI. Optional Benefits

OVERVIEW

You may elect to purchase optional benefit Riders when you purchase a Contract. We currently offer two types of optional benefit Riders, Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If available in your state, you may select one of the following "guaranteed minimum withdrawal benefit" ("GMWB")
Riders:

     -    Income Plus For Life 5.10; or

     -    Income Plus For Life - Joint Life 5.10.

We use the term "INCOME PLUS FOR LIFE 5.10 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10.

DEATH BENEFIT RIDER. You also may select an Annual Step-Up Death Benefit Rider.

We provide additional information about these optional benefit Riders in the following sections.

FEATURES OF THE INCOME PLUS FOR LIFE 5.10 SERIES RIDERS

Covered Person(s)

The Income Plus For Life 5.10 Series Riders we currently offer provide a lifetime income guarantee based on a single life (Income Plus For Life 5.10) or on the lifetime duration of two Covered Persons (Income Plus For Life- Joint Life 5.10).

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be a Covered Person. See "Civil Union and Same-Sex Marriage Partners" below.




A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See "V. Description of the Contract - Accumulation Period Provisions
- Withdrawals" for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.


Availability of Income Plus For Life 5.10 Series Riders



You may elect an Income Plus For Life 5.10 Series Rider at the time you purchase a Contract, provided:


     - the Rider is available for sale in the state where the Contract was sold;

     - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and

     - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.


We reserve the right to accept or refuse to issue an Income Plus For Life 5.10 Series Rider at our sole discretion. Once you elect a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



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


AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life 5.10 Rider) must be under age 81 to purchase a Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may be able to purchase a new Income Plus For Life 5.10 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.10 Series Rider after you purchase a Contract. Please see Appendix C: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.



WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.10 SERIES RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.



IMPACT OF OWNERSHIP ARRANGEMENTS ON THE AVAILABILITY OF INCOME PLUS FOR LIFE - JOINT LIFE 5.10 RIDERS. We will issue Income Plus For Life - Joint Life 5.10 Riders under the following ownership arrangements:



     - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.



     - For non-natural person ownership designations, generally one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.



     - For custodial IRAs and qualified plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or qualified plan account.



We may issue the Income Plus For Life - Joint Life 5.10 Rider under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a qualified plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.



Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce or limit benefits available under the Rider.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 5.10 Series Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.


Rider Fees

We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

     -    at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 5.10 SERIES RIDERS. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.10 or Income Plus For Life- Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.


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

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" in this section, below). Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing an Income Plus For Life 5.10 Series Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We may reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate

The Benefit Rate is:

     -    Income Plus For Life 5.10 - 5%

     - Income Plus For Life - Joint Life 5.10 - 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.10 Rider.

We may change the Benefit Rate we offer for this Rider. We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


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

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus For Life 5.10) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

     - (for Income Plus For Life - Joint Life 5.10) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

     -    the Benefit Rate for the Rider on the Lifetime Income Date; by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% x $100,000.

We will reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.10) will attain age 65 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life - Joint Life 5.10) attains age 65. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" in this section, below, for more information.


We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

Availability of Investment Options Under Income Plus For Life 5.10 Series Riders

If you elect to purchase one of our Income Plus For Life 5.10 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchase one of our Income Plus For Life 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with one of our Income Plus For Life 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     -    Lifestyle Balanced Trust

     -    Lifestyle Conservative Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Moderate Trust

     -    Money Market Trust

     -    Core Allocation Trust

     -    Core Balanced Trust

     -    Core Fundamental Holdings Trust

     -    Core Global Diversification Trust


You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market Investment Option or any other selected Source Fund, or any available DCA Fixed Investment Option in connection with your selected Investment Options.


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.


FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.


AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The currently available Model Allocations are:

                                      MODEL ALLOCATION
       MODEL ALLOCATION NAME             PERCENTAGE                 PORTFOLIO NAME
       ---------------------          ----------------   ------------------------------------
                                             20%         500 Index
                                              9%         American Blue Chip Income and Growth
                                             17%         American Bond
                                              3%         American Growth
CORE PLUS: BALANCED GROWTH & INCOME           6%         American International
5.10 (CURRENTLY AVAILABLE VERSION,           13%         Investment Quality Bond
EFFECTIVE MAY 3, 2010)                        3%         Mid Cap Stock
                                              9%         Mutual Shares
                                             20%         Total Bond Market Trust A

                                             26%         500 Index
                                              9%         American Blue Chip Income and Growth
                                             14%         American Bond
                                              9%         American Growth
                                              6%         American International
CORE PLUS BALANCED TOWARD GROWTH              7%         Investment Quality Bond
5.10 (CURRENTLY AVAILABLE VERSION,            3%         Mid Cap Stock
EFFECTIVE MAY 3, 2010)                       12%         Mutual Shares
                                             14%         Total Bond Market Trust A

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base,

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $110,000 ($100,000 + $10,000).

CREDITS. On the date of the Prospectus, we offer the Rider with the following Credit features:

Credits may increase one or more of our guarantees when you defer withdrawals.

     -    Annual Credit Rate - 5.00%

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life 5.10 Rider.


The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rates we offer to be less than 3% or more than 7% and the Credit Periods to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchase a Contract with an Income Plus For Life 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 = 4.75% x $105,000.

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 = 4.75% x $110,000.

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 = 4.75% x $99,750.

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount Adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life 5.10 Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

On the date of this prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate we offer for this Rider is subject to change. We may offer a Ten Year Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, or a combination of these factors. We do not expect the Ten Year Credit Rate(s) we offer to be less than 100% or more than 200%, but provide no assurance that we will continue to offer the Rider within these ranges. The Ten Year Credit Period may also require that the Covered Person attain a certain age before the Credit is applied. Once you purchase this Rider, however, the Ten Year Credit Rates and the Ten Year Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

The Ten Year Credit in effect as of the date of this Prospectus does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only purchase the Rider based on the value of the other features it provides.

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.

STEP-UPS. We offer the Income Plus For Life 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchase the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.

The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an Income Plus For Life 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life Rider, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Withdrawals, Distributions and Settlements

OVERVIEW. Each of our Income Plus For Life 5.10 Series Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

     - as a result of a Step-Up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

     -    if you make an Additional Purchase Payment up to specified limits.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period.

EXCESS WITHDRAWALS. For the Income Plus For Life 5.10 Series Riders, an Excess Withdrawal is:

     - a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see "Benefit Rate" above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

     - a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.


After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.


WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchase a Contract with an Income Plus For Life 5.10 Rider when you are age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% x $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% x $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchase a Contract with an Income Plus For Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% x $80,000.

If your Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 will reduce the Benefit Base to $105,500 ($110,000 - $4,500).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% x $80,000.

If the Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 will reduce the Benefit Base to $105,225 ($110,000 - $4,775).

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

     - if the withdrawals are taken under our Life Expectancy Distribution Program, or

     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" in this section, below. The Income Plus For Life 5.10 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" in this section, below).

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL AND COULD CAUSE YOU TO LOSE YOUR GUARANTEED MINIMUM WITHDRAWAL BENEFIT.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase a Income Plus For Life 5.10 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchase, the Income Made Easy Program provides an income for the lifetime of the Covered Person(s) beginning no earlier than the Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will replace your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution

Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits;

     - cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program; and

     -    may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see "Special Withdrawal Services - The Systematic Withdrawal Program" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your life expectancy (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or


     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code Section 72(s)(2); or


     - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(a)(6), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, please see "VIII. Federal Tax Matters - Required Minimum Distributions."


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reset annual withdrawal amounts under your Rider. Please refer to the "Features" section of the Rider you are considering for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.


If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Made Easy Program (see "Pre-Authorized Withdrawals - The Income Made Easy Program" above).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.


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

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase an Income Plus For Life 5.10 Series Rider, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - you purchased the Income Plus For Life 5.10 Rider before the Covered Person (younger Covered Person for Income Plus For Life - Joint Life 5.10) attained age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.

If you take an Excess Withdrawal, we will reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:


     - the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by


          -    the Withdrawal Amount; divided by

          -    the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000). If instead you first take a withdrawal of $5,000, we will reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we will reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution program will reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year will reduce the Guaranteed Minimum Death Benefit in the same manner described above.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

     -    the Contract Value reduces to zero at any time during a Contract Year;
          and

     -    there were no Excess Withdrawals during that Contract Year; and

     -    the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE THEN DECLINES TO ZERO IN THE SAME CONTRACT YEAR.

The settlement amount we pay to you under the Rider varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

     - (for Income Plus For Life 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

     - (for Income Plus For Life - Joint Life 5.10) If you purchased the Rider before the younger Covered Person attained age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our Income Plus For Life 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     -    you reduce the Contract Value available for annuitization; and

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our Income Plus For Life 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" above).


INCOME PLUS FOR LIFE 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED OWNER IS:             THEN INCOME PLUS FOR LIFE 5.10:
-------------------------             -------------------------------
1.   Not the Covered Person and the   -    may continue if the Beneficiary elects to continue the
     Beneficiary is the deceased           Contract within the time we permit under our
     Owner's spouse                        administrative rules. We will automatically increase the
                                           Benefit Base to equal the initial death benefit we
                                           determine, if the death benefit is greater than the
                                           Benefit Base prior to our determination. We will also
                                           recalculate the Lifetime Income Amount to equal 5% of the
                                           recalculated Benefit Base and will assess the Rider Fee
                                           based on the recalculated Benefit Base.

                                      -    enters its Settlement Phase if a subsequent withdrawal
                                           would deplete the Contract Value to zero, and the
                                           remaining Lifetime Income Amount for the year of
                                           withdrawal is still greater than zero.

                                      -    continues to be eligible for any remaining Credits and
                                           Step-Ups, and a Target Amount adjustment, but we will
                                           change the date we determine and apply these benefits to
                                           future anniversaries of the date we determine the initial
                                           death benefit. We will permit the spouse to opt out of an
                                           increase in the Benefit Base (reflecting the initial
                                           death benefit or any future Step-Ups) if at the time of
                                           the increase we also increase the rate of the Income Plus
                                           For Life 5.10 fee.

2.   Not the Covered Person and the   -    may continue in the same manner as 1.
     Beneficiary is not the
     deceased Owner's spouse          -    enters its Settlement Phase if a subsequent withdrawal
                                           would deplete the Contract Value to zero, and the
                                           remaining Lifetime Income Amount for the year of
                                           withdrawal is still greater than zero.

                                      -    does not continue to be eligible for any Credits and
                                           Step-Ups, or a Target Amount adjustment. We will permit
                                           the Beneficiary to opt out of an increase in the Benefit
                                           Base (reflecting the initial death benefit) if at the
                                           time of the increase we also increase the rate of the
                                           Income Plus For Life 5.10 fee.

3.   The Covered Person and the       -    ends without any further benefit.
     Beneficiary is the deceased
     Owner's spouse

4.   The Covered Person and the       -    ends without any further benefit.
     Beneficiary is not the
     deceased Owner's spouse

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.


The entire interest must be distributed within five years of the Owner's death, except in the case where the Beneficiary is not the deceased Owner's spouse. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee").


INCOME PLUS FOR LIFE - JOINT LIFE 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) a tax-qualified retirement plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.10 Rider fee (see "Rider Fees - Fee for Income Plus For Life 5.10 Series Riders" earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.10 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.10 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider

You may not terminate an Income Plus For Life 5.10 Series Rider once it is in effect. However, the Income Plus For Life 5.10 Series Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    (for Income Plus For Life 5.10) the death of the Covered Person;

     - (for Income Plus For Life - Joint Life 5.10) the death of the last Covered Person remaining under the Rider;

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or

     -    termination of the Contract.

You should consult with your financial advisor to assist you in determining whether an Income Plus For Life 5.10 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.10 Series Riders may limit the Investment Options otherwise available under the Contract; they require you to defer taking withdrawals to receive certain benefits; they contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values; and they provide no guaranteed minimum withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.10 Series Rider is suitable for your needs, especially at older ages.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VIII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.

ANNUAL STEP-UP DEATH BENEFIT

You may elect the optional Annual Step-Up Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options;

     - as long as the oldest Owner of a Contract is not age 75 or older at the time of purchase (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 75 or older on the effective date of the Rider); and

     - if you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The eligibility age for the Annual Step-Up Death Benefit Rider may be higher in certain states where the currently available Rider has not yet been approved. Please consult your financial advisor or contact our Annuities Service Center at the address or phone number shown on page ii of this Prospectus for information on the Rider available in your state.

Rider Benefit

The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit up to and including the anniversary after the oldest Owner's 75th birthday or the date of death, whichever is earliest.


ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on the Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with partial withdrawals since the Contract Anniversary. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:


     (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the optional Annual Step-Up Death Benefit. In determining the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the earlier of the Annuity Commencement Date or the Maturity Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, and subject to our issue age rules, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

                           VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or withdrawal or annuity payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see "VI. Optional Benefits."

FRONT-END SALES CHARGES


To compensate us for assuming certain distribution expenses, we calculate a "front-end" sales charge each time you make a Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent of the corresponding Purchase Payment. The sales charge applicable to one Purchase Payment may differ from the sales charge applicable to a different Purchase Payment. That is because we base the sales charge on a "Cumulative Value" calculated at the time we receive your Purchase Payment.


Cumulative Value means the sum of:

     (1) the current Purchase Payment and, if making an Additional Purchase Payment,

     (2)  the greater of:

          (a)  your Contract Value, or

          (b)  the sum of all previous Purchase Payments minus any withdrawals.

We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make a Purchase Payment:

                                THE FRONT-END SALES CHARGE
IF YOUR CUMULATIVE VALUE IS:   ON YOUR PURCHASE PAYMENT IS:
----------------------------   ----------------------------
      Up to $49,999.99                     5.50%
     $50,000 to $99,999                    4.50%
    $100,000 to $249,999                   3.50%
    $250,000 to $499,999                   2.50%
    $500,000 to $999,999                   2.00%
     $1,000,000 and over                   0.50%


LETTER OF INTENT. (in states where available) Using a Letter of Intent may permit you to receive a more favorable sales charge. We will apply an applicable lower sales charge to your Purchase Payment if you provide us with satisfactory evidence (referred to as a "Letter of Intent") that, in the 13 months from the date we receive your Letter of Intent (the "13 month Letter of Intent completion period"), your Cumulative Value will satisfy the requirements for the lower percentage. You are not obligated to reach your Cumulative Value goal. If you do not make the Cumulative Value you indicated within the 13 month Letter of Intent completion period, we will deduct an additional charge from your Contract equal to the difference between the sales charge determined with the intended Cumulative Value and the sales charge determined with the actual Cumulative Value made during the 13 month Letter of Intent completion period.


If the value of such accumulation units declines, we will recover the full amount of any additional sales charge. Therefore, you bear the risk that, if your Letter of Intent is not completed, the value of your Contract may be less than it might have been had your Letter of Intent not been executed. If the amount recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value. Any additional sales charge will be deducted from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

EXAMPLE: If your initial Purchase Payment is $85,000 and you provide a Letter of Intent indicating that you intend to make a subsequent Purchase Payment of $25,000 within 13 months, then we will apply the sales charge of 3.50% based on the expected $110,000 total Purchase Payments. When we receive the $85,000 payment, we will deduct a sales charge of $2,975 (.035 x $85,000). If we receive the subsequent payment of $25,000, we will deduct a sales charge of $875 (.035 x $25,000) from that payment. If we do not receive any payments after the initial Purchase Payment of $85,000, we will determine what the sales charge would have been based on the actual payment, $3,825 (.045 x $85,000). We will deduct an additional $850, the difference between this charge and the charge that was applied based on the Letter of Intent.


IF YOU FAIL TO INFORM US THAT YOU INTEND TO SUBMIT MULTIPLE PURCHASE PAYMENTS WITHIN 13 MONTHS, YOU MAY BE CHARGED A HIGHER SALES CHARGE.

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that were made when the Cumulative Value was $1 million or more, and that have been in the Contract less than six months. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) any withdrawal guaranteed under a Rider attached to the Contract, iii) Purchase Payments that have been in the Contract more than six months, iv) payment of the Death Benefit or v) Required Minimum Distributions. In no event may the total withdrawal charges exceed 0.50% of the amount invested.

Each time you make a withdrawal, "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date) will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate all unliquidated Purchase Payments for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the Cumulative Value at the time the Purchase Payment was received. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge, the Sales Charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charges, see Appendix A: "Examples of Calculations of Withdrawal Charges."

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

ASSET-BASED CHARGES

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.

Daily Administration Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.


Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Accumulation Period Provisions - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or sales or withdrawal charges may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.65% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.


REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(John Hancock USA Contracts only; not available in NY)

In addition to the reductions available on front-end sales charges (see "Front-End Sales Charges" above), we may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:


     - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the sales charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust ("Eligible Employee"). We will also eliminate the sales charge when a Contract is issued to an employee or financial advisor of the broker-dealer. The sales charge waiver is not available to relatives of Eligible Employees or employees or financial advisors of the broker-dealer in the state of New York. See "IX. General Matters - Contracts Sold Directly Without Payment of Any Sales Compensation." In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your financial advisor.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.50% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

              PREMIUM TAX RATES(1)
            ------------------------
 STATE OR   QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%       2.35%
ME(2)         0.00%       2.00%
NV            0.00%       3.50%
PR            1.00%       1.00%
SD(2)         0.00%       1.25%(3)
TX(4)         0.04%       0.04%
WV            1.00%       1.00%
WY            0.00%       1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance fee."

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds


All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


     - if distributed in accordance with an existing Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular Subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty Subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Health Care and Education Reconciliation Act of 2010



On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code Section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).



You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or other Qualified
Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;

     - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; and

     - from a retirement plan qualified under Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The transfer must be a direct trustee-to-trustee transfer. The IRA is treated as an inherited IRA of the non-spouse beneficiary.


You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code.


Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under
Section 401(a) or 403(a) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.


The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or any subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                               IX. General Matters

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor's own arrangement as a registered representative with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments, and in states where permitted is subject to reductions in accordance with the reduced sales charges available to Cumulative Values (see "VII. Charges and Deductions - Front-End Sales Charges"). In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, financial advisors who are registered representatives of such firms may be motivated to sell the variable annuity contracts of one issuer over another issuer, or one product over another product.

You should contact your financial advisor for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation
(John Hancock USA Contracts only; not available in NY)

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:

     - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Trust or any of their affiliates; and

     - employees and registered representatives of registered broker-dealers (or their financial institutions) that have sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts.

CONFIRMATION STATEMENTS


We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.


REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees, or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     4
Qualified Plan Types .....................................................     4
Legal and Regulatory Matters .............................................     9
Appendix A: Audited Financial Statements .................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     4
Qualified Plan Types .....................................................     4
Legal and Regulatory Matters .............................................     8
Appendix A: Audited Financial Statements .................................   A-1


Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charges

EXAMPLE 1. This example assumes an initial Purchase Payment of $100,000 on January 1, 2009 and an Additional Purchase Payment of $1,000,000 on May 1, 2009.

If you withdraw $200,000 on October 1, 2009, we will calculate the withdrawal charge as follows:

     a) First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.

     b) Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.

          - The initial Purchase Payment of $100,000 has an applicable withdrawal charge of $0.

          - The remaining $100,000 will come from the subsequent payment of $1,000,000 that has been in the Contract for 5 months. The applicable withdrawal charge is .0050 x $100,000 = $500.

          -    The total withdrawal charge is $0 + $500 = $500.

     c) We will deduct $200,000 from your Contract Value and you will receive a payment of $199,500 ($200,000 - $500) less any applicable taxes.

EXAMPLE 2. This example assumes an initial Purchase Payment of $1,000,000 on January 1, 2009 and an Additional Purchase Payment of $100,000 on May 1, 2009.

If you withdraw $200,000 on October 1, 2009, we will calculate the withdrawal charge as follows:

     a) First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.

     b) Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.

The withdrawal will liquidate $200,000 of the initial Purchase Payment of $1,000,000. Since this Purchase Payment has been in the Contract more than 6 months, the withdrawal charge is $0.

                        Appendix B: Qualified Plan Types

    For more detailed information about these plan types, you may request a
                      Statement of Additional Information.

        PLAN TYPE
        ---------
     TRADITIONAL IRAS        Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement
                             Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under
                             Section 530 of the Code. In general, unless you have made
                             non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

        ROTH IRAS            Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

     SIMPLE IRA PLANS        In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions (please see the section titled "Qualified Plan
                             Types" in the Statement of Additional Information for that information).

   SIMPLIFIED EMPLOYEE       Section 408(k) of the Code allows employers to establish simplified
  PENSIONS (SEP - IRAS)      employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

 SECTION 403(B) QUALIFIED    Section 403(b) of the Code permits public school employees and
  PLANS OR TAX-SHELTERED     employees of certain types of tax-exempt organizations to have their
         ANNUITIES           employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances. Please see the Statement of
                             Additional Information for this information.

   CORPORATE AND SELF-       Sections 401(a) and 403(a) of the code permit corporate employers to
   EMPLOYED PENSION AND      establish various types of tax-deferred retirement plans for employees.
   PROFIT-SHARING PLANS      The Self-Employed Individuals' Tax Retirement Act of 1962, as amended,
   (H.R. 10 AND KEOGH)       commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.



  DEFERRED COMPENSATION      Section 457 of the Code permits employees of state and local
 PLANS OF STATE AND LOCAL    governments and tax-exempt organizations to defer a portion of their
GOVERNMENTS AND TAX-EXEMPT   compensation without paying current taxes. The employees must be
      ORGANIZATIONS          participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to the participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

  Appendix C: Additional Availability of Guaranteed Minimum Withdrawal Benefit
                                     Riders

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to purchase, or to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract, for one of the following optional GMWB Riders after you have purchased a Contract:

     -    Income Plus For Life 5.10; or

     -    Income Plus For Life - Joint Life 5.10.

Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:


     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange, for example, an existing Income Plus For Life 5.10 Rider for a new Income Plus For Life - Joint Life
          5.10 Rider in connection with a previously issued Contract, we will terminate the existing Income Plus For Life 5.10 Rider upon the effective date of the new Income Plus For Life - Joint Life 5.10 Rider.


You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments, and Step-Ups under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new Income Plus For Life 5.10 Series Rider.


     - No withdrawal charges in excess of $1000 - You may not purchase a new Income Plus For Life 5.10 Series Rider if the withdrawal charges under your Contract are greater than $1000. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000, or less, during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new Income Plus For Life 5.10 Series Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.


You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new Income Plus For Life 5.10 Series Rider in one or more of the Investment Options we make available for that Rider. Your existing Rider may permit you to invest in Investment Options that are not available under a new Income Plus For Life 5.10 Series Rider. If you choose to purchase a new Income Plus For Life 5.10 Series Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new Income Plus For Life 5.10 Series Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for Income Plus For Life 5.10 Series Riders, please see "VI. Optional Benefits." You should consult with your financial advisor to assist you in determining which available individual Investment Option(s) or Model Allocation under a new Income Plus For Life 5.10 Series Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new Income Plus For Life 5.10 Series Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.10 Rider.

     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under your existing Rider for you to elect to purchase a new Income Plus For Life 5.10 Series Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing Rider for the same version or type of Rider (e.g., Income Plus For Life 5.10 for Income Plus For Life 5.10, or Income Plus For Life - Joint Life 5.10 for Income Plus For Life - Joint Life 5.10) unless we agree otherwise.

     -    State of Issue Restriction - You may purchase an Income Plus For Life
          5.10 Series Rider only if it is then available in the state where we issued your Contract. You can find out if an Income Plus For Life 5.10 Series Rider is available in the state where we issued your Contract by contacting our Annuities Service Center at 800-344-1029, or in New York State, 800-551-2078.

     - IRA Beneficiary Restriction - You may not purchase a new Income Plus For Life 5.10 Series Rider in connection with a new or existing Beneficiary IRA (see "Availability of Income Plus For Life 5.10 Series Riders" in "VI. Optional Benefits").

     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.

Before you purchase a new Income Plus For Life 5.10 Series Rider:

     - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your financial advisor to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER?

We provide a thirty-day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new Income Plus For Life 5.10 Series Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new Income Plus For Life 5.10 Series Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a new Income Plus For Life 5.10 Series Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.

Under our current administrative procedures, neither you nor a Beneficiary can exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

HOW DOES MY PURCHASE OF A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new Income Plus For Life 5.10 Series Rider (i.e., the start of an Election Period). If you purchase a new Income Plus For Life 5.10 Series Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:

FEES DEDUCTED FROM    INCOME PLUS        INCOME PLUS FOR
CONTRACT VALUE(1)    FOR LIFE 5.10   LIFE - JOINT LIFE 5.10
------------------   -------------   ----------------------
Maximum Fee(2)           1.20%                1.20%
Current Fee              1.00%                1.00%

(1) Fees are shown as a percentage of the Adjusted Benefit Base.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a "Step-Up" of the Benefit Base to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

INITIAL ANNUAL GUARANTEE ON NEW RIDER   INCOME PLUS FOR LIFE 5.10   INCOME PLUS FOR LIFE - JOINT LIFE 5.10
-------------------------------------   -------------------------   --------------------------------------
Lifetime Income Amount(1)                 5.0% of Contract Value            4.75% of Contract Value

(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus For Life - Joint Life 5.10) is at least 65 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the Prospectus.

Please see "VI. Optional Benefits" for additional information about reductions and the annual permitted amounts under a new Income Plus For Life 5.10 Series Rider.

We will decrease amounts guaranteed under a new Income Plus For Life 5.10 Series Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW INCOME PLUS FOR LIFE
5.10 SERIES RIDER?

If you purchase a new Income Plus For Life 5.10 Series Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing Rider. For Credit information, see the "Credit" section in "VI. Optional Benefits."

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new Income Plus For Life
5.10 Series Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHAT IS THE IMPACT OF A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. We will reduce the death benefit on a dollar for dollar basis if :

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

However, if you take any Excess Withdrawals, we will deduct the entire Withdrawal Amount on a pro rata basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the entire Withdrawal Amount divided by your Contract Value prior to the withdrawal).

Please see "VI. Optional Benefits" for additional information on the effect of withdrawals under an Income Plus For Life 5.10 Series Rider.

Continuation of Contract after death benefits become payable

Coverage under our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed Owner if the Owner is a non-natural person).


CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life
5.10 Series Rider ends as described in "VI. Optional Benefits."

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life 5.10 Series Rider may continue as described in "VI. Optional Benefits."


If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current Rider to the impact on death benefits under a new Rider.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture(R) Opportunity Contracts with no optional benefit Riders; and

     - Venture(R) Opportunity Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity A Shares, New Sales

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                            ACCUMULATION UNIT VALUES

                  VENTURE OPPORTUNITY A-SHARE VARIABLE ANNUITY

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST - NAV SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      15.459        --        --        --        --        --        --        --        --        --
No. of Units           2,012,522        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      15.439        --        --        --        --        --        --        --        --        --
No. of Units             994,048        --        --        --        --        --        --        --        --        --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     9.343    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.735     9.343        --        --        --        --        --        --        --        --
No. of Units              32,847     6,029        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     9.326    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.691     9.326        --        --        --        --        --        --        --        --
No. of Units              33,499     4,360        --        --        --        --        --        --        --        --

AMERICAN ASSET ALLOCATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     9.240    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.349     9.240        --        --        --        --        --        --        --        --
No. of Units           8,323,636 2,360,593        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     9.223    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.306     9.223        --        --        --        --        --        --        --        --
No. of Units           3,953,101 1,252,214        --        --        --        --        --        --        --        --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.503    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.779     8.503        --        --        --        --        --        --        --        --
No. of Units           6,296,910 1,198,423        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.488    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.739     8.488        --        --        --        --        --        --        --        --
No. of Units           3,134,078   563,322        --        --        --        --        --        --        --        --

AMERICAN BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    11.189    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.494    11.189        --        --        --        --        --        --        --        --
No. of Units           6,977,305 1,097,180        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    11.169    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.447    11.169        --        --        --        --        --        --        --        --
No. of Units           3,535,440   558,159        --        --        --        --        --        --        --        --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     9.093    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.480     9.093        --        --        --        --        --        --        --        --
No. of Units           3,280,298   975,406        --        --        --        --        --        --        --        --

Venture Opportunity A Shares, New Sales

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     9.077    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.437     9.077        --        --        --        --        --        --        --        --
No. of Units           1,467,968   527,965        --        --        --        --        --        --        --        --

AMERICAN GLOBAL GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.360    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.795     8.360        --        --        --        --        --        --        --        --
No. of Units              57,666     7,185        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.345    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.751     8.345        --        --        --        --        --        --        --        --
No. of Units             128,940    21,506        --        --        --        --        --        --        --        --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     6.460    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.328     6.460        --        --        --        --        --        --        --        --
No. of Units           1,902,099   515,110        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     6.448    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.289     6.448        --        --        --        --        --        --        --        --
No. of Units             955,666   238,281        --        --        --        --        --        --        --        --

AMERICAN GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     7.478    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.336     7.478        --        --        --        --        --        --        --        --
No. of Units           3,833,791   861,674        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     7.465    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.297     7.465        --        --        --        --        --        --        --        --
No. of Units           1,897,648   385,548        --        --        --        --        --        --        --        --

AMERICAN GROWTH-INCOME TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.328    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.844     8.328        --        --        --        --        --        --        --        --
No. of Units           4,127,285   953,330        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.313    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.803     8.313        --        --        --        --        --        --        --        --
No. of Units           2,024,676   446,688        --        --        --        --        --        --        --        --

AMERICAN HIGH-INCOME BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     9.743    12.500        --        --        --        --        --        --        --        --
Value at End of Year      13.453     9.743        --        --        --        --        --        --        --        --
No. of Units             847,186     7,009        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     9.726    12.500        --        --        --        --        --        --        --        --
Value at End of Year      13.402     9.726        --        --        --        --        --        --        --        --
No. of Units             375,509     2,348        --        --        --        --        --        --        --        --

AMERICAN INTERNATIONAL TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.103    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.507     8.103        --        --        --        --        --        --        --        --
No. of Units             556,031    27,466        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.089    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.464     8.089        --        --        --        --        --        --        --        --
No. of Units             305,116     5,019        --        --        --        --        --        --        --        --

Venture Opportunity A Shares, New Sales

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN NEW WORLD TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     7.839    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.630     7.839        --        --        --        --        --        --        --        --
No. of Units              34,954     4,561        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     7.825    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.586     7.825        --        --        --        --        --        --        --        --
No. of Units              86,090     8,691        --        --        --        --        --        --        --        --

BALANCED TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.803        --        --        --        --        --        --        --        --        --
No. of Units               4,013        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.783        --        --        --        --        --        --        --        --        --
No. of Units               1,800        --        --        --        --        --        --        --        --        --

CORE ALLOCATION PLUS TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     9.030    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.215     9.030        --        --        --        --        --        --        --        --
No. of Units           1,032,124   295,029        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     9.014    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.173     9.014        --        --        --        --        --        --        --        --
No. of Units             620,171   149,766        --        --        --        --        --        --        --        --

CORE ALLOCATION TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.787        --        --        --        --        --        --        --        --        --
No. of Units             161,233        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.768        --        --        --        --        --        --        --        --        --
No. of Units              70,277        --        --        --        --        --        --        --        --        --

CORE BALANCED TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.755        --        --        --        --        --        --        --        --        --
No. of Units             169,921        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.735        --        --        --        --        --        --        --        --        --
No. of Units             152,677        --        --        --        --        --        --        --        --        --

CORE FUNDAMENTAL HOLDINGS TRUST - SERIES III SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.481        --        --        --        --        --        --        --        --        --
No. of Units             443,743        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.462        --        --        --        --        --        --        --        --        --
No. of Units             190,608        --        --        --        --        --        --        --        --        --

Venture Opportunity A Shares, New Sales

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
CORE GLOBAL DIVERSIFICATION TRUST - SERIES III SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.936        --        --        --        --        --        --        --        --        --
No. of Units             281,035        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      14.916        --        --        --        --        --        --        --        --        --
No. of Units             124,976        --        --        --        --        --        --        --        --        --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.686    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.329     8.686        --        --        --        --        --        --        --        --
No. of Units           2,267,201   810,066        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.671    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.286     8.671        --        --        --        --        --        --        --        --
No. of Units           1,388,877   496,535        --        --        --        --        --        --        --        --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.186    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.702     8.186        --        --        --        --        --        --        --        --
No. of Units              57,666    11,079        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.172    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.661     8.172        --        --        --        --        --        --        --        --
No. of Units              39,799     7,764        --        --        --        --        --        --        --        --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    11.412    12.500        --        --        --        --        --        --        --        --
Value at End of Year      13.064    11.412        --        --        --        --        --        --        --        --
No. of Units              35,812     6,853        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    11.392    12.500        --        --        --        --        --        --        --        --
Value at End of Year      13.015    11.392        --        --        --        --        --        --        --        --
No. of Units              19,771     7,023        --        --        --        --        --        --        --        --

GLOBAL TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.510    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.090     8.510        --        --        --        --        --        --        --        --
No. of Units           2,664,134   627,553        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.495    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.048     8.495        --        --        --        --        --        --        --        --
No. of Units           1,237,292   278,523        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.784    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.338     8.784        --        --        --        --        --        --        --        --
No. of Units               2,517        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.768    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.299     8.768        --        --        --        --        --        --        --        --
No. of Units                 151        --        --        --        --        --        --        --        --        --

Venture Opportunity A Shares, New Sales

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      12.274        --        --        --        --        --        --        --        --        --
No. of Units               4,695        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      12.271        --        --        --        --        --        --        --        --        --
No. of Units               2,878        --        --        --        --        --        --        --        --        --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.164    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.996     8.164        --        --        --        --        --        --        --        --
No. of Units              23,031     3,978        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.149    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.954     8.149        --        --        --        --        --        --        --        --
No. of Units              19,707     2,725        --        --        --        --        --        --        --        --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.054    12.500        --        --        --        --        --        --        --        --
Value at End of Year      13.447    12.054        --        --        --        --        --        --        --        --
No. of Units           3,284,722   552,692        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.033    12.500        --        --        --        --        --        --        --        --
Value at End of Year      13.396    12.033        --        --        --        --        --        --        --        --
No. of Units           1,730,026   277,368        --        --        --        --        --        --        --        --

LIFESTYLE BALANCED TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     9.053    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.742     9.053        --        --        --        --        --        --        --        --
No. of Units           6,507,134   970,882        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     9.036    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.698     9.036        --        --        --        --        --        --        --        --
No. of Units           2,728,675   406,955        --        --        --        --        --        --        --        --

LIFESTYLE CONSERVATIVE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    10.577    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.771    10.577        --        --        --        --        --        --        --        --
No. of Units           2,086,653   191,066        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    10.558    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.723    10.558        --        --        --        --        --        --        --        --
No. of Units             797,914    70,395        --        --        --        --        --        --        --        --

LIFESTYLE GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.531    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.281     8.531        --        --        --        --        --        --        --        --
No. of Units           5,530,995 1,011,188        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.516    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.239     8.516        --        --        --        --        --        --        --        --
No. of Units           2,739,239   575,415        --        --        --        --        --        --        --        --

Venture Opportunity A Shares, New Sales

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LIFESTYLE MODERATE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     9.757    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.317     9.757        --        --        --        --        --        --        --        --
No. of Units           2,260,384   236,887        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     9.739    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.271     9.739        --        --        --        --        --        --        --        --
No. of Units             966,538   129,554        --        --        --        --        --        --        --        --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 11-16-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      13.020        --        --        --        --        --        --        --        --        --
No. of Units               2,668        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      13.016        --        --        --        --        --        --        --        --        --
No. of Units               1,193        --        --        --        --        --        --        --        --        --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     7.783    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.142     7.783        --        --        --        --        --        --        --        --
No. of Units             589,488   105,189        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     7.769    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.103     7.769        --        --        --        --        --        --        --        --
No. of Units             280,741    38,477        --        --        --        --        --        --        --        --

MID VALUE TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      16.840        --        --        --        --        --        --        --        --        --
No. of Units             203,281        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      16.817        --        --        --        --        --        --        --        --        --
No. of Units              88,449        --        --        --        --        --        --        --        --        --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.583    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.508    12.583        --        --        --        --        --        --        --        --
No. of Units             708,965    84,078        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.561    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.461    12.561        --        --        --        --        --        --        --        --
No. of Units             162,594    93,859        --        --        --        --        --        --        --        --

MUTUAL SHARES TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.384    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.591     8.384        --        --        --        --        --        --        --        --
No. of Units           7,475,447 1,457,914        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.369    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.551     8.369        --        --        --        --        --        --        --        --
No. of Units           3,652,824   666,111        --        --        --        --        --        --        --        --

Venture Opportunity A Shares, New Sales

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SMALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     8.289    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.066     8.289        --        --        --        --        --        --        --        --
No. of Units               5,764       878        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     8.274    12.500        --        --        --        --        --        --        --        --
Value at End of Year      11.024     8.274        --        --        --        --        --        --        --        --
No. of Units               2,024     1,202        --        --        --        --        --        --        --        --

SMALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     9.778    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.480     9.778        --        --        --        --        --        --        --        --
No. of Units               6,945        69        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     9.761    12.500        --        --        --        --        --        --        --        --
Value at End of Year      12.433     9.761        --        --        --        --        --        --        --        --
No. of Units              10,552       754        --        --        --        --        --        --        --        --

TOTAL BOND MARKET TRUST A - NAV SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      12.993        --        --        --        --        --        --        --        --        --
No. of Units           1,525,057        --        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      12.975        --        --        --        --        --        --        --        --        --
No. of Units             758,663        --        --        --        --        --        --        --        --        --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year    12.304    12.500        --        --        --        --        --        --        --        --
Value at End of Year      13.865    12.304        --        --        --        --        --        --        --        --
No. of Units             122,302    31,805        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.282    12.500        --        --        --        --        --        --        --        --
Value at End of Year      13.813    12.282        --        --        --        --        --        --        --        --
No. of Units              79,543    10,310        --        --        --        --        --        --        --        --

VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     7.840    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.980     7.840        --        --        --        --        --        --        --        --
No. of Units           1,501,046   152,328        --        --        --        --        --        --        --        --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     7.826    12.500        --        --        --        --        --        --        --        --
Value at End of Year      10.939     7.826        --        --        --        --        --        --        --        --
No. of Units             742,862    71,098        --        --        --        --        --        --        --        --

                (Venture(R) Opportunity A Share Variable Annuity)
                         (previously issued contracts)

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                                                    Prospectus dated May 3, 2010

                 Venture(R) Opportunity A Share Variable Annuity

                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in VENTURE(R) OPPORTUNITY A SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued prior to May 3, 2010 by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Opportunity A Share Variable Annuity Contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Opportunity A Share Variable Annuity Contract on or after May 3, 2010.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a DCA Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., JHIMS LLC or a subadviser) in bold above the names of the Portfolios:

CAPITAL RESEARCH AND MANAGEMENT COMPANY
(Adviser to the American Fund Insurance Series)
    American Asset Allocation Trust
    American Blue Chip Income and Growth Trust
    American Bond Trust
    American Global Growth Trust
    American Global Small Capitalization Trust
    American Growth Trust
    American Growth-Income Trust
    American High-Income Bond Trust
    American International Trust
    American New World Trust
DAVIS SELECTED ADVISERS, L.P.
    Fundamental Value Trust
DECLARATION MANAGEMENT RESEARCH LLC
    Total Bond Market Trust A
DIMENSIONAL FUND ADVISORS LP
    International Small Company Trust
    (successor to International Small Cap Trust)
FRANKLIN MUTUAL ADVISORS LLC
    Mutual Shares Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
    International Core Trust
JOHN HANCOCK INVESTMENTS MANAGEMENT SERVICES, LLC
    Core Allocation Trust
    Core Balanced Trust
    Franklin Templeton Founding Allocation
    Trust
LORD, ABBETT & CO. LLC
    All Cap Value Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
    500 Index Trust
    American Fundamental Holdings Trust
    Core Fundamental Holdings Trust
    Core Global Diversification Trust
    Lifestyle Balanced Trust
    Lifestyle Conservative Trust
    Lifestyle Growth Trust
    Lifestyle Moderate Trust
    Mid Cap Index Trust
    (successor to Mid Cap Intersection Trust)
    Money Market Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
    Global Bond Trust
    Total Return Trust
T. ROWE PRICE ASSOCIATES, INC.
    Balanced Trust
    Mid Value Trust
TEMPLETON GLOBAL ADVISORS LIMITED
    Global Trust
TEMPLETON INVESTMENT COUNSEL, LLC
    International Value Trust(1)
VAN KAMPEN(2)
    Value Trust
WELLINGTON MANAGEMENT COMPANY, LLP
    Core Allocation Plus Trust
    Investment Quality Bond Trust
    Mid Cap Stock Trust
    Small Cap Growth Trust
    Small Cap Value Trust

(1) Templeton Global Advisors Limited is sub-subadviser to the International Value Trust under an agreement with Templeton Investment Counsel, LLC.

(2)  Morgan Stanley Investment Management, Inc. doing business as Van Kampen.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Venture(R) Opportunity A Share 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 344-1029                          www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9506
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9506
(800) 551-2078                          www.jhannuitiesnewyork.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS..............................................     1
II. OVERVIEW..............................................................     5
III. FEE TABLES...........................................................    10
   EXAMPLES...............................................................    12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND
    THE PORTFOLIOS .......................................................    15
   THE COMPANIES..........................................................    15
   THE SEPARATE ACCOUNTS..................................................    15
   THE PORTFOLIOS.........................................................    16
   VOTING INTEREST........................................................    23
V. DESCRIPTION OF THE CONTRACT............................................    24
   ELIGIBLE PLANS.........................................................    24
   ACCUMULATION PERIOD PROVISIONS.........................................    24
      Purchase Payments...................................................    24
      Accumulation Units..................................................    25
      Value of Accumulation Units.........................................    25
      Net Investment Factor...............................................    25
      Transfers among Investment Options..................................    26
      Maximum Number of Investment Options................................    27
      Telephone and Electronic Transactions...............................    27
      Special Transfer Services - Dollar Cost Averaging...................    27
      Special Transfer Services - Asset Rebalancing Program...............    28
      Withdrawals.........................................................    28
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals......................................................    29
      Special Withdrawal Services - The Systematic Withdrawal Program.....    29
      Special Withdrawal Services - The Income Made Easy Program..........    29
      Optional Guaranteed Minimum Withdrawal Benefits.....................    30
      Death Benefit During Accumulation Period............................    30
   PAY-OUT PERIOD PROVISIONS..............................................    32
      General.............................................................    32
      Annuity Options.....................................................    32
      Determination of Amount of the First Variable Annuity Payment.......    35
      Annuity Units and the Determination of Subsequent Variable
         Annuity Payments.................................................    35
      Transfers During Pay-out Period.....................................    35
      Death Benefit During Pay-out Period.................................    36
   OTHER CONTRACT PROVISIONS..............................................    36
      Right to Review.....................................................    36
      Ownership...........................................................    36
      Annuitant...........................................................    37
      Beneficiary.........................................................    37
      Spouse..............................................................    37
      Modification........................................................    37
      Code Section 72(s)..................................................    38
      Misstatement and Proof of Age, Sex or Survival......................    38
      Loans...............................................................    38
VI. CHARGES AND DEDUCTIONS ...............................................    39
   FRONT-END SALES CHARGES ...............................................    39
   WITHDRAWAL CHARGES ....................................................    40
   ANNUAL CONTRACT FEE ...................................................    41
   ASSET-BASED CHARGES ...................................................    41
      Daily Administration Fee ...........................................    41
      Mortality and Expense Risks Fee ....................................    41
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.....................    41
   PREMIUM TAXES .........................................................    42
VII. FEDERAL TAX MATTERS .................................................    43
   INTRODUCTION ..........................................................    43
   OUR TAX STATUS ........................................................    43
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    43
   NONQUALIFIED CONTRACTS ................................................    44
      Aggregation of Contracts ...........................................    44
      Exchanges of Annuity Contracts .....................................    44
      Loss of Interest Deduction Where Contracts are Held by or for the
         Benefit of Certain Non-Natural Persons...........................    44
      Undistributed Gains.................................................    44
      Taxation of Annuity Payments........................................    45
      Surrenders, Withdrawals and Death Benefits..........................    45
      Taxation of Death Benefit Proceeds..................................    45
      Penalty Tax on Premature Distributions..............................    46
      Diversification Requirements........................................    46
   QUALIFIED CONTRACTS....................................................    47
      Required Minimum Distributions......................................    47
      Penalty Tax on Premature Distributions..............................    47
      Rollovers and Transfers.............................................    48
      Withholding on Rollover Distributions...............................    48
      Conversions and Rollovers to Roth IRAs..............................    49
   SEE YOUR OWN TAX ADVISOR...............................................    49
VIII. GENERAL MATTERS.....................................................    50
   DISTRIBUTION OF CONTRACTS..............................................    50
      Standard Compensation...............................................    50
      Revenue Sharing and Additional Compensation.........................    50
      Differential Compensation...........................................    51
      Contracts Sold Directly Without Payment of Any Sales Compensation ..    51
   CONFIRMATION STATEMENTS................................................    51
   REINSURANCE ARRANGEMENTS...............................................    51
   STATEMENTS OF ADDITIONAL INFORMATION...................................    51
      Financial Statements................................................    52
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGES.................   A-1
APPENDIX B: QUALIFIED PLAN TYPES..........................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT...............................   C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.........   D-1
APPENDIX E: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS.........................................................   E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES............................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base to reflect any Additional Purchase Payments we applied to the Benefit Base during the Contract Year prior to a Contract Anniversary. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe The Contract Anniversary on, or next following, the date the oldest Owner attains age 95.

ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. The Anniversary Value equals your Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

     a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

(See Appendix C: "Optional Enhanced Death Benefit.")

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

ASSOCIATED ACCOUNTS: For Contracts purchased before November 9, 2009, the sources of your assets that are used (in states where permitted; not available in New York) to determine your Cumulative Value and applicable front-end sales charge. Associated Accounts include your Variable Annuity Contracts issued by us through your financial adviser's broker-dealer that are currently in the accumulation phase, and certain additional contracts or accounts identified by your financial adviser's broker-dealer. Contracts purchased on or after November 9, 2009 do not have Associated Accounts.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

BENEFIT RATE: A rate we use to determine a guaranteed amount under an optional guaranteed minimum withdrawal benefit Rider.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

CREDIT: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the "Bonus" or "Target Amount" in the Rider you purchased. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

CREDIT PERIOD: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as a "Bonus Period," or the period ending on a "Target Date" in the Rider you purchased. Please refer to Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

CREDIT RATE: The rate we use to determine a Credit, if any, under our optional guaranteed minimum withdrawal benefit Riders.

CUMULATIVE VALUE: This is the amount we use to determine your applicable front-end sales charge. For Contracts purchased on or after November 9, 2009, Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York).

DCA FIXED INVESTMENT OPTION: An Investment Option, held in the Company's general account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

EXCESS WITHDRAWAL: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INCOME PLUS FOR LIFE 2.08 SERIES RIDERS: Both Income Plus For Life 2.08 Riders - i.e., Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08.

INCOME PLUS FOR LIFE 5.09 SERIES RIDERS: Both Income Plus For Life 5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09.

INCOME PLUS FOR LIFE 5.10 SERIES RIDERS: Both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10.

INVESTMENT ACCOUNT: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

LIFETIME INCOME DATE: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NET PURCHASE PAYMENT: A Purchase Payment less any applicable front-end sales charge and premium tax.

NONQUALIFIED CONTRACT: A Contract which was not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to "Net Purchase Payment") is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A term used with our guaranteed minimum withdrawal benefit Riders that means a reduction of the Benefit Base if you take Excess Withdrawals.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

STEP-UP: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for more details.

STEP-UP DATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any Withdrawal Amounts that have been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

This Prospectus describes Contracts purchased before May 3, 2010. For these purposes, "purchase" means that you completed an application before May 3, 2010.

We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Opportunity A Share Variable Annuity Contract on or after May 3,2010. Although we still offer Venture(R) Opportunity A Share Contracts for sale, we make the offer through different Prospectuses.

This Prospectus primarily describes features of our previously issued versions of the Venture(R) Opportunity A Share Contract. The principal difference between the recent versions of the Contract and the prior Contracts relate to the charges we impose, the manner in which the sales charge is calculated, and the guaranteed minimum withdrawal benefit Riders and model allocations that had been available under the Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step-Up Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under Appendix C:
"Optional Enhanced Death Benefit" and Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY A QUALIFIED PLAN. CONSEQUENTLY, IF YOU PURCHASED A CONTRACT FOR A QUALIFIED PLAN, YOU SHOULD HAVE DONE SO ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period will be variable and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

                    MINIMUM INITIAL   MINIMUM ADDITIONAL
TYPE OF CONTRACT   PURCHASE PAYMENT    PURCHASE PAYMENT
----------------   ----------------   ------------------
Nonqualified            $5,000               $30
 Qualified              $2,000               $30

Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Restrictions on Additional Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has a front-end sales charge, which we deducted from your Purchase Payment before it was invested in your allocated Investment Options. The amount of the sales charge varies, as described in the section "VI. Charges & Deductions - Front-End Sales Charges." You should have sent your Purchase Payments for this Contract through your broker-dealer to have ensured that you were charged the lowest sales charge for which you qualified.

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

WHAT ARE MY INVESTMENT CHOICES?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.

Your investment option choices may be limited if you purchase a guaranteed minimum withdrawal benefit Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF NET PURCHASE PAYMENTS. You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Net Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in " V. Description of the Contract - Transfers During Pay-out Period."

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If the Withdrawal Amount would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal also may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefit

     -    Annual Step-Up Death Benefit

Appendix D: Optional Guaranteed Minimum Withdrawal Benefit Riders

     -    Income Plus For Life 2.08;

     -    Income Plus For Life - Joint Life 2.08;

     -    Income Plus For Life 5.09;

     -    Income Plus For Life - Joint Life 5.09;

     -    Income Plus For Life 5.10; or

     -    Income Plus For Life - Joint Life 5.10.

We use the term "INCOME PLUS FOR LIFE 2.08 SERIES RIDERS" to refer to the Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08 Riders. We use the term "INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09. We use the term "INCOME PLUS FOR LIFE
5.10 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life
5.10. We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" to refer to all six Riders.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these Riders (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders"). We also reserve the right to impose additional restrictions on Investment Options at any time.

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you qualify, you may be eligible to purchase or exchange into one of our GMWB Riders. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders, systematic withdrawals and withdrawals under a guaranteed minimum withdrawal benefit Rider);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes; and

     -    any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL ADVISOR SHOULD HAVE CAREFULLY CONSIDERED WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you receive a refund equal to the Contract Value on the date of cancellation, increased by any sales charges or charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you receive a refund of any Purchase Payments (including sales charges) made, if that amount is higher than the Contract Value (increased by any sales charges or charges for premium taxes). The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Opportunity A Share Contract. These fees and expenses are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

SALES CHARGE

                                  The Sales Charge (as a percentage of
If your Cumulative Value(2) is:          Purchase Payments) is:
-------------------------------   ------------------------------------
Up to $49,999.99                                   5.50%
$50,000 to $99,999.99                              4.50%
$100,000 to $249,999.99                            3.50%
$250,000 to $499,999.99                            2.50%
$500,000 to $999,999.99                            2.00%
$1,000,000 and over                                0.50%

WITHDRAWAL CHARGE

If your Cumulative Value(2) is $1 million and over, we apply a withdrawal charge equal to 0.50% of Purchase Payments withdrawn in the first six months after payment.

TRANSFER FEE(3)

Maximum Fee   $25
Current Fee   $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 3.50% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

(2) For Contracts purchased on or after November 9, 2009, your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York) (see "VI. Charges & Deductions - Front-End Sales Charges").

(3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

ANNUAL CONTRACT FEE(1)                                        $  30

ANNUAL SEPARATE ACCOUNT EXPENSES(2)
   Mortality and Expense Risks Fee(3)                          0.65%
   Daily Administration Fee (asset based)                      0.15%
                                                               ----
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                   0.80%
   (With No Optional Riders Reflected)

OPTIONAL BENEFITS

   Optional Annual Step-Up Death Benefit Fee(2)                0.20%
                                                               ----
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)                   1.00%
   Optional Guaranteed Minimum Withdrawal Benefit Rider Fee
      (maximum) (5)                                            1.20%
                                                               ====
   TOTAL FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES(6)    2.20%

(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

(4) Amount shown includes the Mortality and Expense Risks Fee and the Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

(5) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.

(6) For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

               INCOME    INCOME PLUS FOR    INCOME                        INCOME
              PLUS FOR     LIFE - JOINT    PLUS FOR    INCOME PLUS FOR   PLUS FOR   INCOME PLUS FOR
                LIFE           LIFE        LIFE 5.09     LIFE - JOINT      LIFE       LIFE - JOINT
               2.08(1)       2.08 (1)         (1)       LIFE 5.09 (1)     5.10(1)    LIFE 5.10 (1)
              --------   ---------------   ---------   ---------------   --------   ---------------
Maximum Fee     1.20%         1.20%          1.20%          1.20%          1.20%         1.20%
Current Fee     0.60%         0.60%          0.90%          0.90%          1.00%         1.00%

(1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                           MINIMUM   MAXIMUM
-----------------------------------------                           -------   -------
Range of expenses that are deducted from Portfolio assets,
   including management fees, Rule 12b-1 fees, and other expenses    0.49%      1.17%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios and no reduction in sales charges based on Cumulative Value. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE 2.08 AND ANNUAL STEP-UP DEATH BENEFIT RIDERS

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
If you surrender the Contract at the    $888     $1,572    $2,298    $4,297
end of the applicable time period:
If you annuitize, or do not             $888     $1,572    $2,298    $4,297
surrender the Contract at the end of
the applicable time period:

EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios, and no reduction in sales charges based on Cumulative Value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
If you surrender the Contract at the    $675      $925     $1,193    $1,954
end of the applicable time period:
If you annuitize, or do not
surrender the Contract at the end of    $675      $925     $1,193    $1,954
the applicable time period:

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. THE TABLES SHOW ONLY THOSE CONTRACTUAL EXPENSE REIMBURSEMENTS EXTENDING A YEAR BEYOND THE DATE OF THIS PROSPECTUS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").
PORTFOLIO/SERIES

                                                                             ACQUIRED
                                                  DISTRIBUTION              PORTFOLIO   TOTAL ANNUAL    CONTRACTUAL        NET
                                                   AND SERVICE     OTHER     FEES AND    OPERATING        EXPENSE      OPERATING
PORTFOLIO/SERIES                 MANAGEMENT FEE   (12B-1) FEES   EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------                 --------------   ------------   --------   ---------   ------------   -------------   ----------
500 INDEX
Series NAV                           0.46%            0.00%        0.03%      0.00%        0.49%           0.00%          0.49%
ALL CAP VALUE
Series I                             0.84%            0.05%        0.08%      0.00%        0.97%           0.00%          0.97%
AMERICAN ASSET ALLOCATION(2)
Series III                           0.31%            0.25%        0.04%      0.00%        0.60%           0.00%          0.60%
AMERICAN BLUE CHIP INCOME AND
  GROWTH(2)
Series III                           0.43%            0.25%        0.06%      0.00%        0.74%           0.00%          0.74%
AMERICAN BOND(2)
Series III                           0.38%            0.25%        0.04%      0.00%        0.67%           0.00%          0.67%
AMERICAN FUNDAMENTAL HOLDINGS
Series III                           0.04%            0.25%        0.03%      0.37%        0.69%           0.00%          0.69%
AMERICAN GLOBAL GROWTH(2)
Series III                           0.54%            0.25%        0.07%      0.00%        0.86%           0.00%          0.86%
MERICAN GLOBAL SMALL
  CAPITALIZATION(2)
Series III                           0.72%            0.25%        0.11%      0.00%        1.08%           0.00%          1.08%
AMERICAN GROWTH(2)
Series III                           0.33%            0.25%        0.05%      0.00%        0.63%           0.00%          0.63%
AMERICAN GROWTH-INCOME(2)
Series III                           0.28%            0.25%        0.04%      0.00%        0.57%           0.00%          0.57%
AMERICAN HIGH-INCOME BOND(2)
Series III                           0.47%            0.25%        0.10%      0.00%        0.82%           0.00%          0.82%
AMERICAN INTERNATIONAL(2)
Series III                           0.50%            0.25%        0.07%      0.00%        0.82%           0.00%          0.82%
AMERICAN NEW WORLD(2)
Series III                           0.77%            0.25%        0.14%      0.00%        1.16%           0.00%          1.16%
BALANCED(3)
Series I                             0.84%            0.05%        0.34%      0.00%        1.23%          -0.14%          1.09%
CORE ALLOCATION(4)
Series I                             0.05%            0.05%        0.40%      0.94%        1.44%          -0.33%          1.11%
CORE ALLOCATION PLUS
Series I                             0.91%            0.05%        0.09%      0.00%        1.05%           0.00%          1.05%
CORE BALANCED(4)
Series I                             0.05%            0.05%        0.26%      0.90%        1.26%          -0.19%          1.07%
CORE FUNDAMENTAL HOLDINGS(5)
Series III                           0.05%            0.15%        0.14%      0.48%        0.82%          -0.09%          0.73%
CORE GLOBAL DIVERSIFICATION(5)
Series III                           0.05%            0.15%        0.14%      0.57%        0.91%          -0.09%          0.82%
FRANKLIN TEMPLETON FOUNDING
  ALLOCATION
Series I                             0.04%            0.05%        0.03%      0.92%        1.04%           0.00%          1.04%
FUNDAMENTAL VALUE
Series I                             0.76%            0.05%        0.02%      0.00%        0.83%           0.00%          0.83%
GLOBAL(6)
Series I                             0.82%            0.05%        0.09%      0.00%        0.96%          -0.03%          0.93%
GLOBAL BOND(7)
Series I                             0.70%            0.05%        0.07%      0.00%        0.82%           0.00%          0.82%
INTERNATIONAL CORE(8)
Series I                             0.89%            0.05%        0.13%      0.00%        1.07%           0.00%          1.07%
INTERNATIONAL SMALL COMPANY(8)
Series I(9)                          0.97%            0.05%        0.15%      0.00%        1.17%           0.00%          1.17%
INTERNATIONAL VALUE(6,8)
Series I                             0.82%            0.05%        0.12%      0.00%        0.99%          -0.01%          0.98%
INVESTMENT QUALITY BOND
Series I                             0.59%            0.05%        0.06%      0.00%        0.70%           0.00%          0.70%
LIFESTYLE BALANCED

                                                                             ACQUIRED
                                                  DISTRIBUTION              PORTFOLIO   TOTAL ANNUAL    CONTRACTUAL        NET
                                                   AND SERVICE     OTHER     FEES AND    OPERATING        EXPENSE       OPERATING
PORTFOLIO/SERIES                 MANAGEMENT FEE   (12B-1) FEES   EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT     EXPENSES
----------------                 --------------   ------------   --------   ---------   ------------   -------------   ----------
Series I                             0.04%            0.05%        0.02%      0.73%        0.84%           0.00%          0.84%
LIFESTYLE CONSERVATIVE
Series I                             0.04%            0.05%        0.03%      0.69%        0.81%           0.00%          0.81%
LIFESTYLE GROWTH
Series I                             0.04%            0.05%        0.03%      0.74%        0.86%           0.00%          0.86%
LIFESTYLE MODERATE
Series I                             0.04%            0.05%        0.03%      0.71%        0.83%           0.00%          0.83%
MID CAP INDEX
Series I                             0.47%            0.05%        0.03%      0.00%        0.55%           0.00%          0.55%
MID CAP STOCK
Series I                             0.84%            0.05%        0.05%      0.00%        0.94%           0.00%          0.94%
MID VALUE
Series I                             0.96%            0.05%        0.05%      0.00%        1.06%           0.00%          1.06%
MONEY MARKET(10)
Series I                             0.47%            0.05%        0.04%      0.00%        0.56%           0.00%          0.56%
MUTUAL SHARES
Series I                             0.96%            0.05%        0.07%      0.00%        1.08%           0.00%          1.08%
SMALL CAP GROWTH
Series I                             1.06%            0.05%        0.04%      0.00%        1.15%           0.00%          1.15%
SMALL CAP VALUE
Series I                             1.06%            0.05%        0.05%      0.00%        1.16%           0.00%          1.16%
TOTAL BOND MARKET A
Series NAV                           0.47%            0.00%        0.03%      0.00%        0.50%           0.00%          0.50%
TOTAL RETURN
Series I                             0.68%            0.05%        0.04%      0.00%        0.77%           0.00%          0.77%
VALUE
Series I                             0.74%            0.05%        0.05%      0.00%        0.84%           0.00%          0.84%

(1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.

(2) The table reflects the combined fees of the feeder fund and the master fund.

(3) The Adviser has contractually limited other Portfolio level expenses to 0.20% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(4) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(5) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(6) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.

(7) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.08%.

(8) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.

(9) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.

(10) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as the Lifetime Income Amount and the Annuity Option, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a

Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for

2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments, however, results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, Core Allocation, Core Balanced, Core Fundamental Holdings, Core Global Diversification, Franklin Templeton Founding Allocation, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Trust's American Asset Allocation, American Blue Chip Income & Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE SERIES) - ADVISER TO MASTER FUND

   American Asset Allocation Trust                  Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
                                                    To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset
                                                    Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

   American Blue Chip Income and Growth Trust       Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the
                                                    Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Blue Chip Income and
                                                    Growth Fund, which invests at least 90% of its net assets in equity securities, primarily in common stocks of larger, more established companies domiciled in the U.S.

   American Bond Trust                              Seeks to maximize current income and preserve capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Bond Fund, which normally invests at least 65% of its net assets in investment-grade debt securities and up to 35% of its net assets in lower rated debt securities.

   American Global Growth Trust                     Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund,
                                                    which invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.

   American Global Small Capitalization Trust       Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Small
                                                    Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

   American Growth Trust                            Seeks to make the shareholders' investment grow. To do this, the
                                                    Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital.

   American Growth-Income Trust                     Seeks to make the shareholders' investments grow and to provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American
                                                    Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

   American High-Income Bond Trust                  Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                                    Insurance Series High-Income Bond Fund, which invests primarily in higher yielding and generally lower quality debt securities.

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

   American International Trust                     Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International
                                                    Fund, which invests primarily in common stocks of companies located outside the U.S. that the adviser believes have potential for growth.

   American New World Trust                         Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital
                                                    appreciation.

DAVIS SELECTED ADVISERS, L.P.

   Fundamental Value Trust                          Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of large-cap U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC

   Total Bond Market Trust A                        Seeks to track the performance of the Barclays Capital U.S.
                                                    Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S.
                                                    Aggregate Bond Index.

DIMENSIONAL FUND ADVISORS LP

   International Small Company Trust
(successor to International Small Cap Trust)        Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests.
                                                    The Portfolio will primarily invest its assets in equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

FRANKLIN MUTUAL ADVISERS, LLC

   Mutual Shares Trust                              Seeks capital appreciation, which may occasionally be short-term;
                                                    income is a secondary objective. To do this, the Portfolio invests primarily in equity securities of companies of any nation where the market prices are believed to be less than their value.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

   International Core Trust                         Seeks high total return. To do this, the Portfolio invests at least
                                                    80% of its total assets in equity investments in companies from developed markets outside the U.S.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

   Core Allocation Trust                            Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the JHT Core Allocation Plus
                                                    Trust. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

   Core Balanced Trust                              Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the JHT Balanced Trust. The
                                                    Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

   Franklin Templeton Founding Allocation Trust     Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three JHT Portfolios: Global Trust, Income Trust and
                                                    Mutual Shares Trust. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

LORD, ABBETT & CO. LLC

   All Cap Value Trust                              Seeks capital appreciation. To do this, the Portfolio invests at least 50% of its net assets in equity securities of large, seasoned
                                                    U.S. and multinational companies that are believed to be
                                                    undervalued. The Portfolio may invest the remainder of its assets in undervalued mid-sized and small company securities.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

   500 Index Trust                                  Seeks to approximate the aggregate total return of a broad-based
                                                    U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P
                                                    500(R) Index and securities that as a group will behave in a manner similar to the Index. (1)

   American Fundamental Holdings Trust              Seeks long-term growth of capital. To do this, the Portfolio invests primarily in four Portfolios of the American Funds Insurance Series:
                                                    Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.
                                                    The Portfolio is a fund-of-funds and is also authorized to invest in six other Portfolios of the American Funds Insurance Series as well as other underlying Portfolios, investment companies, and other types of investments.

   Core Fundamental Holdings Trust                  Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American
                                                    Funds Insurance Series. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

   Core Global Diversification Trust                Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the
                                                    U.S. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

   Lifestyle Balanced Trust                         Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately 50%
                                                    of its assets in Portfolios that invest primarily in equity securities, and approximately 50% in Portfolios which invest primarily in fixed-income securities.

   Lifestyle Conservative Trust                     Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately 80% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 20%
                                                    in Portfolios which invest primarily in equity securities.

   Lifestyle Growth Trust                           Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund-of-funds and normally invests approximately 70% of its assets in Portfolios which invest primarily in equity securities, and approximately 30% of its assets in Portfolios which invest primarily in fixed-income securities.

   Lifestyle Moderate Trust                         Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and normally invests approximately 60% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in Portfolios which invest primarily in equity securities.

   Mid Cap Index Trust                              Seeks to approximate the aggregate total return of a mid cap U.S.
   (successor to Mid Cap Intersection Trust)        domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap
                                                    400(R) Index(1) and securities that as a group behave in a manner similar to the Index.


   Money Market Trust                               Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                                    Note: The returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract's expense deductions.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                                Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

   Total Return Trust                               Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

T. ROWE PRICE ASSOCIATES, INC.

   Balanced Trust                                   Seeks long-term capital appreciation. To do this, the Portfolio invests in both equity and fixed-income securities. The Portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries.

   Mid Value Trust                                  Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

TEMPLETON GLOBAL ADVISORS LIMITED

   Global Trust                                     Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC

   International Value Trust(2)                     Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)

   Value Trust                                      Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP

   Core Allocation Plus Trust                       Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S.

   Investment Quality Bond Trust                    Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

   Mid Cap Stock Trust                              Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

   Small Cap Growth Trust                           Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

   Small Cap Value Trust                            Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

(1) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R) was from $300 million to $6.6 billion.

(2) The Portfolio is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. Purchase Payments may be made at any time and must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Purchase Payments" in Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders."

We assess sales charges against your Purchase Payments. The sales charge is a percentage of your Purchase Payment. The percentage applied against your Purchase Payment is based on your Cumulative Value.

For Contracts purchased on or after November 9, 2009, your Cumulative Value is defined as the sum of:

     (1) the current Purchase Payment and, if making an Additional Purchase Payment,

     (2)  the greater of:

          (a)  your Contract Value, or

          (b)  the sum of all prior Purchase Payments minus any withdrawals.

For Contracts purchased before November 9, 2009, your Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York). You must have submitted each Purchase Payment through your broker-dealer's firm to receive a reduction in the front-end sales charge based on the value of your Associated Accounts (see "Front-End Sales Charges" in "VI. Charges and Deductions").

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

          - You purchased your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such Section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

          - You purchased more than one new Contract and such Contracts could not be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.

          - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000.

          - You purchase multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE in New York) in which no Purchase Payments have been made, if both:

          - the total Purchase Payments made over the life of the Contract, less any Withdrawal Amounts, are less than $2,000; and

          - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Net Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit Net Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Net Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, Withdrawal Amount or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "valuation period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

     (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

     (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

     (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-Out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the telephone number or Internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    any loss or theft of your password; or

     -    any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services - Dollar Cost Averaging

We make available Dollar Cost Averaging and Asset Rebalancing programs.

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a DCA Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds") until the amount in the DCA Source Fund is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.

If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.

From time to time, we may offer special DCA programs where the rate of interest credited to a DCA Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or tax, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from any DCA Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the Withdrawal Amount is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of partial withdrawals; however, the Withdrawal Amount must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the amount remaining in the Investment Option is less than $100, we generally treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture(R) Opportunity variable annuity Contracts that do


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not have a guaranteed minimum withdrawal benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - you are requesting that we mail the amount withdrawn to an alternate address; or

     - you have changed your address within 30 days of the withdrawal request; or

     -    you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

You may make systematic withdrawals.

Special Withdrawal Services - The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program ("SWP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made. The SWP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the SWP program.

Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the SWP if you enroll in the Income Made Easy Program. For more information, please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders."

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for a general description of the Income Plus For Life Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose


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

not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

     (i)  is equal to the death benefit prior to the withdrawal; and

     (ii) is equal to the amount of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for information regarding the effect of withdrawals on Contracts with an optional benefit Rider.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest earned may be taxable as ordinary income. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other


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

government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years after the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VI. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

     - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see Appendix C: "Optional Enhanced Death Benefit" for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.


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

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

----------
* We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax Matters - Qualified Contracts - Required Minimum Distributions").


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

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its `Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life Series Riders. If you purchased a Contract with an Income Plus For Life Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For the Income Plus For Life - Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders"), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life Series Rider that you purchased with your Contract; or

     - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


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

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life - Joint Life Series Rider that you purchased with your Contract; or

     - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 Years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:

     a equals the number of Annuity Units used to determine future payments before the commutation;

     b equals the dollar amount requested to be paid out as part of the commutation;

     c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     d    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period" above), withdrawal or the Maturity Date of the Contract, the proceeds of the Contract may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable sales charge and premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the Single Premium Immediate Annuity rate that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds of the Contract (minus any applicable sales charge and premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable sales charge and premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" in "V. Description of the Contract - Accumulation Period Provisions"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.

Transfers During Pay-out Period

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (plus any sales charge deducted) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10-day right to review period. The 10-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable (as described in the preceding paragraph).

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your financial advisor or attorney regarding whether the purchase of a new Contract was a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Net Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Net Purchase Payments during this 30 day period to a DCA Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Net Purchase Payments were allocated to a DCA Fixed Investment Option, we will pay you the original amount of your Purchase Payments (including any sales charges deducted). If your Net Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of the original amount of your Purchase Payments (including any sales charges deducted) or the Contract Value (plus any sales charges deducted), computed at the end of the Business Day on which we receive your returned Contract. If your Net Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (plus any sales charges deducted), computed at the end of the Business Day on which we receive your returned Contract.

Ownership

You own the Contract.

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

     - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

     - A change of ownership may result in termination of a qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such (see "VI. Optional Benefits").

     - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.

     - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

     - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

     - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is either you or someone you designate.

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person you designate to receive the death benefit if you die.

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

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

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

Loans

Loans are not available under the Contract.


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

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or withdrawal or annuity payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

FRONT-END SALES CHARGES

To compensate us for assuming certain distribution expenses, we calculate a "front-end" sales charge each time you make a Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent of the corresponding Purchase Payment. The sales charge applicable to one Purchase Payment may differ from the sales charge applicable to a different Purchase Payment. That is because we base the sales charge on a "Cumulative Value" calculated at the time we receive your Purchase Payment.

For Contracts purchased on or after November 9, 2009, Cumulative Value means the sum of:

     (1) the current Purchase Payment and, if making an Additional Purchase Payment,

     (2)  the greater of:

          (a)  your Contract Value, or

          (b)  the sum of all previous Purchase Payments minus any withdrawals.

For Contracts purchased before November 9, 2009, Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York). Associated Accounts include:

     - the contract value of any other individual variable annuity contract issued by us, for which your broker-dealer's firm (through whom you purchased the Contract) is listed as the broker of record, that is:
          (a) subject to a front-end sales charge; (b) in its accumulation period; and (c) either held by you as an owner or joint owner or held by a tax-deferred retirement plan and you or your spouse is named as the annuitant;

     - the amount (in dollars) of any shares subject to a front-end sales charge (i.e., Class A shares) of a publicly offered retail mutual fund you own (excluding those assets in fee based or advisory accounts) that are: (a) from underlying fund families of managers that are also subadvisers to the Portfolios offered under the Contract; (b) held by you as owner or joint owner, or a retirement plan held in your behalf; and (c) in the retail mutual fund and have your broker-dealer's firm is listed as the broker of record; and

     - any additional investment accounts that may qualify as Associated Accounts in accordance with our current administrative policies (that we determine with your broker-dealer's firm).

You must submit each Purchase Payment through your broker-dealer's firm to receive a reduction in the front-end sales charges based on the value of your Associated Accounts. We require your broker-dealer's firm to verify each Associated Account's value at the time you make a Purchase Payment before we include that amount in your Cumulative Value. John Hancock USA will credit the combined value of all Associated Accounts identified and verified by your broker-dealer's firm to determine whether your Cumulative Value qualifies you for a reduced sales charge on your Purchase Payment. If you do not submit an Additional Purchase Payment through your broker-dealer's firm, the front-end sales charge for that Purchase Payment will be based on a sales charge percentage that we will determine without regard to the value of any Associated Accounts.

We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make a Purchase Payment:

                                      THE FRONT-END SALES T
IF YOUR CUMULATIVE VALUE IS:   CHARGE ON YOUR PURCHASE PAYMEN IS:
----------------------------   ----------------------------------
  Up to $49,999.99                       5.50%
 $50,000 to $99,999                      4.50%
$100,000 to $249,999                     3.50%
$250,000 to $499,999                     2.50%
$500,000 to $999,999                     2.00%
$1,000,000 and over                      0.50%

LETTER OF INTENT. (for Contracts purchased on or after November 9, 2009 and in states where available) Using a Letter of Intent may permit you to receive a more favorable sales charge. We apply an applicable lower sales charge to your Purchase Payment if you provide us with satisfactory evidence (referred to as a "Letter of Intent") that, in the 13 months from the date we receive your Letter of

Intent (the "13 month Letter of Intent completion period"), your Cumulative Value satisfies the requirements for the lower percentage. You are not obligated to reach your Cumulative Value goal. If you do not make the Cumulative Value you indicated within the 13 month Letter of Intent completion period, we deduct an additional charge from your Contract equal to the difference between the sales charge determined with the intended Cumulative Value and the sales charge determined with the actual Cumulative Value made during the 13 month Letter of Intent completion period.

If the value of such accumulation units declines, we recover the full amount of any additional sales charge. Therefore, you bear the risk that, if your Letter of Intent is not completed, the value of your Contract may be less than it might have been had your Letter of Intent not been executed. If the amount recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value. Any additional sales charge is deducted from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

EXAMPLE: If your initial Purchase Payment was $85,000 and you provide a Letter of Intent indicating that you intend to make a subsequent Purchase Payment of $25,000 within 13 months, then we applied the sales charge of 3.50% based on the expected $110,000 total Purchase Payments. Thus, when we received the $85,000 payment, we deducted a sales charge of $2,975 (.035 x $85,000). If we receive the subsequent payment of $25,000, we will deduct a sales charge of $875 (.035 x $25,000) from that payment. If we do not receive any payments after the initial Purchase Payment of $85,000, we will determine what the sales charge would have been based on the actual payment, or $3,825 (.045 x $85,000). We will deduct an additional $850, the difference between this charge and the charge that was applied based on the Letter of Intent.

IF YOU FAIL TO INFORM US THAT YOU INTEND TO SUBMIT MULTIPLE PURCHASE PAYMENTS WITHIN 13 MONTHS, YOU MAY BE CHARGED A HIGHER SALES CHARGE.

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that were made when the Cumulative Value was $1 million or more, and that have been in the Contract less than six months. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) any withdrawal guaranteed under a Rider attached to the Contract, iii) Purchase Payments that have been in the Contract more than six months, iv) payment of the Death Benefit, or v) Required Minimum Distributions. In no event may the total withdrawal charges exceed 0.50% of the amount invested.

Each time you make a withdrawal, "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date) will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate all unliquidated Purchase Payments for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the Cumulative Value at the time the Purchase Payment was received. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge, the sales charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charges, see Appendix A: "Examples of Calculations of Withdrawal Charges."


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

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

ASSET-BASED CHARGES

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" in "V. Description of the Contract - Accumulation Period Provisions"). The expense risk we assume is the risk that the administration charges, distribution charge, or sales or withdrawal charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.65% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

(John Hancock USA Contracts only; not available in New York)

In addition to the reductions available on front-end sales charges (see "Front-End Sales Charges" above), we may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the sales charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust ("Eligible Employee"). We will also eliminate the sales charge when a Contract is issued to an employee or a financial advisor of the broker-dealer. The sales charge waiver is not available to relatives of Eligible Employees or employees or a financial advisor of the broker-dealer in the state of New York. See "IX. General Matters - Contracts Sold Directly Without Payment of Any Sales Compensation." In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your financial advisor.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.50% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

              PREMIUM TAX RATES(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -----------
CA            0.50%       2.35%
ME(2)         0.00%       2.00%
NV            0.00%       3.50%
PR            1.00%       1.00%
SD(2)         0.00%       1.25%(3)
TX(4)         0.04%       0.04%
WV            1.00%       1.00%
WY            0.00%       1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance fee."

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with an existing Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code Section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

QUALIFIED CONTRACTS

(Contracts Purchased to Fund an Individual Retirement Account or other Qualified
Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "taxfree rollover" to another traditional IRA;

     - from a traditional IRA and make a "taxfree rollover" to a retirement plan qualified under Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "taxfree rollover" to a traditional IRA; and

     - from a retirement plan qualified under Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "taxfree rollover" to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "taxfree rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The transfer must be a direct trustee-to-trustee transfer. The IRA is treated as an inherited IRA of the nonspouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under
Section 401(a) or 403(a) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for information about the impact of withdrawals on optional benefit Riders.

The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor's own arrangement as a registered representative with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments, and in states where permitted is subject to reductions in accordance with the reduced sales charges available to Associated Accounts or Cumulative Values (see "VI. Charges and Deductions - Front-End Sales Charges"). In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, financial advisors who are registered representatives of such firms may be motivated to sell the variable annuity contracts of one issuer over another issuer, or one product over another product.

You should contact your financial advisor for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation
(John Hancock USA Contracts only; not available in New York)

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:

     - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Trust or any of their affiliates; and

     - employees and registered representatives of registered broker-dealers (or their financial institutions) that have sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. Information regarding e-delivery of confirmation statements appears under "V. Description of the Contract - Accumulation Period Provisions - Telephone and Electronic Transactions."

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees, or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     4
Qualified Plan Types .....................................................     4
Legal and Regulatory Matters .............................................     9
Appendix A: Audited Financial Statements .................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     4
Qualified Plan Types .....................................................     4
Legal and Regulatory Matters .............................................     8
Appendix A: Audited Financial Statements .................................   A-1

Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charges

EXAMPLE 1. This example assumes an initial Purchase Payment of $100,000 on January 1, 2009 and an Additional Purchase Payment of $1,000,000 on May 1, 2009, and a Cumulative Value of $1,100,000.

If you withdraw $200,000 on October 1, 2009, we will calculate the withdrawal charge as follows:

     a) First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.

     b) Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.

          - The initial Purchase Payment of $100,000 has an applicable withdrawal charge of $0.

          - The remaining $100,000 will come from the subsequent payment of $1,000,000 that has been in the Contract for 5 months. The applicable withdrawal charge is .0050 x $100,000 = $500.

          -    The total withdrawal charge is $0 + $500 = $500.

     c) We will deduct $200,000 from your Contract Value and you will receive a payment of $199,500 ($200,000 - $500) less any applicable taxes.

EXAMPLE 2. This example assumes an initial Purchase Payment of $1,000,000 on January 1, 2009 and an Additional Purchase Payment of $100,000 on May 1, 2009, and a Cumulative Value of $1,100,000.

If you withdraw $200,000 on October 1, 2009, we will calculate the withdrawal charge as follows:

     a) First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.

     b) Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.

The withdrawal will liquidate $200,000 of the initial Purchase Payment of $1,000,000. Since this Purchase Payment has been in the Contract more than 6 months, the withdrawal charge is $0.

                        Appendix B: Qualified Plan Types

     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.

      PLAN TYPE
---------------------
TRADITIONAL IRAS        Section 408 of the Code permits eligible individuals to
                        contribute to an individual retirement program known as
                        an Individual Retirement Annuity or IRA (sometimes
                        referred to as a traditional IRA to distinguish it from
                        the Roth IRA discussed below). IRAs are subject to
                        limits on the amounts that may be contributed and
                        deducted, the persons who may be eligible and the time
                        when distributions may commence. Also, distributions
                        from certain other types of qualified retirement plans
                        may be rolled over on a tax-deferred basis into an IRA.
                        The Contract may not, however, be used in connection
                        with an Education IRA under Section 530 of the Code. In
                        general, unless you have made non-deductible
                        contributions to your IRA, all amounts paid out from a
                        traditional IRA contract (in the form of an annuity, a
                        single sum, death benefits or partial withdrawal), are
                        taxable to the payee as ordinary income.

ROTH IRAS               Section 408A of the Code permits eligible individuals
                        to contribute to a type of IRA known as a Roth IRA.
                        Roth IRAs are generally subject to the same rules as
                        non-Roth IRAs, but they differ in certain significant
                        respects. Among the differences are that contributions
                        to a Roth IRA are not deductible and qualified
                        distributions from a Roth IRA are excluded from income.

SIMPLE IRA PLANS        In general, under Section 408(p) of the Code a small
                        business employer may establish a SIMPLE IRA retirement
                        plan if the employer employed no more than 100
                        employees earning at least $5,000 during the preceding
                        year. Under a SIMPLE IRA plan both employees and the
                        employer make deductible contributions. SIMPLE IRAs are
                        subject to various requirements, including limits on
                        the amounts that may be contributed, the persons who
                        may be eligible, and the time when distributions may
                        commence. The requirements for minimum distributions
                        from a SIMPLE IRA retirement plan are generally the
                        same as those discussed above for distributions from a
                        traditional IRA. The rules on taxation of distributions
                        are also similar to those that apply to a traditional
                        IRA with a few exceptions (please see the section
                        titled "Qualified Plan Types" in the Statement of
                        Additional Information for that information).

SIMPLIFIED EMPLOYEE     Section 408(k) of the Code allows employers to
PENSIONS (SEP - IRAS)   establish simplified employee pension plans for their
                        employees, using the employees' IRAs for such purposes,
                        if certain criteria are met. Under these plans the
                        employer may, within specified limits, make deductible
                        contributions on behalf of the employees to IRAs. The
                        requirements for minimum distributions from a SEP -
                        IRA, and rules on taxation of distributions from a SEP
                        - IRA, are generally the same as those discussed above
                        for distributions from a traditional IRA.


SECTION 403(B)          Section 403(b) of the Code permits public school
QUALIFIED PLANS OR      employees and employees of certain types of tax-exempt
TAX-SHELTERED           organizations to have their employers purchase annuity
ANNUITIES               contracts for them and, subject to certain limitations,
                        to exclude the Purchase Payments from gross income for
                        tax purposes. There also are limits on the amount of
                        incidental benefits that may be provided under a
                        tax-sheltered annuity. These Contracts are commonly
                        referred to as "tax-sheltered annuities." We currently
                        are not offering this Contract for use in a Section
                        403(b) Qualified Plan except under limited
                        circumstances. Please see the Statement of Additional
                        Information for this information.

CORPORATE AND           Sections 401(a) and 403(a) of the code permit corporate
SELF-EMPLOYED PENSION   employers to establish various types of tax-deferred
AND PROFIT-SHARING      retirement plans for employees. The Self-Employed
PLANS (H.R. 10 AND      Individuals' Tax Retirement Act of 1962, as amended,
KEOGH)                  commonly referred to as "H.R. 10" or "Keogh," permits
                        self-employed individuals to establish tax-favored
                        retirement plans for themselves and their employees.
                        Such retirement plans may permit the purchase of
                        annuity contracts in order to provide benefits under
                        the plans, but there are limits on the amount of
                        incidental benefits that may be provided under pension
                        and profit sharing plans.

DEFERRED COMPENSATION   Section 457 of the Code permits employees of state and
PLANS OF STATE AND      local governments and tax-exempt organizations to defer
LOCAL GOVERNMENTS AND   a portion of their compensation without paying current
TAX-EXEMPT              taxes. The employees must be participants in an
ORGANIZATIONS           eligible deferred compensation plan. A Section 457 plan
                        must satisfy several conditions, including the
                        requirement that it must not permit distributions prior
                        to the participant's severance from employment (except
                        in the case of an unforeseen emergency). When we make
                        payments under a Section 457 Contract, the payment is
                        taxed as ordinary income.

              Appendix C: Optional Enhanced Death Benefit

This Appendix provides a general description of the optional enhanced death benefit Rider that may have been available at the time you purchased a Venture(R) Opportunity A Share Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDER APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

ANNUAL STEP-UP DEATH BENEFIT

You may have elected the optional Annual Step-Up Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options;

     - as long as the oldest Owner of a Contract was not age 80 or older at the time of purchase (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider); and

     - if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. The eligibility age for the Annual Step-Up Death Benefit Rider may be higher in certain states where the currently available Rider has not yet been approved. Please consult your financial advisor or contact our Annuities Service Center at the address or phone number shown on page ii of this Prospectus for information on the Rider available in your state.

Rider Benefit

The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit up to and including the anniversary after the oldest Owner's 80th birthday.

ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on the Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with partial withdrawals since the Contract Anniversary. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:

     (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will be excluded from consider consideration in determining the optional Annual Step-Up Death Benefit. In determining the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the earlier of the Annuity Commencement Date or the Maturity Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, and subject to our issue age rules, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

        Appendix D: Optional Guaranteed Minimum Withdrawal Benefit Riders

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:

     -    Income Plus For Life 2.08;

     -    Income Plus For Life - Joint Life 2.08;

     -    Income Plus For Life 5.09;

     -    Income Plus For Life - Joint Life 5.09;

     -    Income Plus For Life 5.10; or

     -    Income Plus For Life - Joint Life 5.10.

We use the term "INCOME PLUS FOR LIFE 5.10 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.10 Riders - i.e., Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10. We use the term "INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life
5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09. We use the term "INCOME PLUS FOR LIFE 2.08 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 2.08 Riders - i.e., Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08.

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

FEATURES OF THE INCOME PLUS FOR LIFE 5.10 SERIES RIDERS

Covered Person(s)

The Income Plus For Life 5.10 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life 5.10) or on the lifetime duration of two Covered Persons (Income Plus For Life- Joint Life 5.10).

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be a Covered Person. See "Civil Union and Same-Sex Marriage Partners" below.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See "V. Description of the Contract - Accumulation Period Provisions
- Withdrawals" for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Income Plus For Life 5.10 Series Riders

You could have elected an Income Plus For Life 5.10 Series Rider at the time you purchased your Contract, provided:

     - the Rider was available for sale in the state where the Contract was sold;

     - you limited your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

     - you (and any other Covered Person) complied with the age restrictions we may impose for the Rider; and

     - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you were the spouse of the decedent and owned the IRA in your own name.

Please contact the John Hancock Annuities Service Center at 800-344-1029 (in NY:
800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Income Plus For Life 5.10 Series Rider.

AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life 5.10 Rider) must be under age 81 to purchase a Rider.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. Under certain conditions, you may be able to purchase a new Income Plus For Life 5.10 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.10 Series Rider after you purchase a Contract. Please see Appendix E: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD HAVE PURCHASED A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.10 SERIES RIDER ONLY IF THAT RIDER WAS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.

IMPACT OF OWNERSHIP ARRANGEMENTS ON THE AVAILABILITY OF INCOME PLUS FOR LIFE - JOINT LIFE 5.10 RIDERS. We issue Income Plus For Life - Joint Life 5.10 Riders under the following ownership arrangements:

     - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.

     - For non-natural person ownership designations, generally one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.

     - For custodial IRAs and qualified plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or qualified plan account.

We may issue the Income Plus For Life - Joint Life 5.10 Rider under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a qualified plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce or limit benefits available under the Rider.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with a guaranteed minimum withdrawal benefit Rider and receive the same Rider benefits as those available to a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

     -    at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 5.10 SERIES RIDERS. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.10 or Income Plus For Life - Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We may reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate

The Benefit Rate is:

     -    Income Plus For Life 5.10 - 5%

     - Income Plus For Life - Joint Life 5.10 - 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.10 Rider.

We may change the Benefit Rate we offer for this Rider. We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus For Life 5.10) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

     - (for Income Plus For Life - Joint Life 5.10) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

     -    the Benefit Rate for the Rider on the Lifetime Income Date; by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% x $100,000.

We will reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.10) will attain age 65 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life - Joint Life 5.10) attains age 65. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

Restrictions on Additional Purchase Payments

If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" in this section, below). Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing an Income Plus For Life 5.10 Series Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Availability of Investment Options Under Income Plus For Life 5.10 Series Riders

If you elect to purchase one of our Income Plus For Life 5.10 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchase one of our Income Plus For Life 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with one of our Income Plus For Life 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     -    Lifestyle Balanced Trust

     -    Lifestyle Conservative Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Moderate Trust

     -    Money Market Trust

     -    Core Allocation Trust

     -    Core Balanced Trust

     -    Core Fundamental Holdings Trust

     -    Core Global Diversification Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market Investment Option or any other selected Source Fund, or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The currently available Model Allocations are:

                                                 MODEL ALLOCATION
              MODEL ALLOCATION NAME                PERCENTAGE            PORTFOLIO NAME
----------------------------------------------   ----------------   ------------------------------------
CORE PLUS: BALANCED GROWTH & INCOME 5.10               20%          500 Index
                                                        9%          American Blue Chip Income and Growth
                                                       17%          American Bond
                                                        3%          American Growth
                                                        6%          American International
(CURRENTLY AVAILABLE VERSION, EFFECTIVE MAY 3,         13%          Investment Quality Bond
2010)                                                   3%          Mid Cap Stock
                                                        9%          Mutual Shares
                                                       20%          Total Bond Market Trust A
                                                       26%          500 Index
                                                        9%          American Blue Chip Income and Growth
                                                       14%          American Bond
CORE PLUS BALANCED TOWARD GROWTH 5.10                   9%          American Growth
(CURRENTLY AVAILABLE VERSION, EFFECTIVE MAY 3,          6%          American International
2010)                                                   7%          Investment Quality Bond
                                                        3%          Mid Cap Stock
                                                       12%          Mutual Shares
                                                       14%          Total Bond Market Trust A

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base,

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $110,000 ($100,000 + $10,000).

CREDITS. On the date of the Prospectus, we offer the Rider with the following Credit features:

Credits may increase one or more of our guarantees when you defer withdrawals.

     -    Annual Credit Rate - 5.00%

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life 5.10 Rider.

The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rates we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchase a Contract with an Income Plus For Life 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 = 4.75% x $105,000.

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 = 4.75% x $110,000.

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 = 4.75% x $99,750.

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount Adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life 5.10 Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

On the date of this prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate we offer for this Rider is subject to change. We may offer a Ten Year Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, or a combination of these factors. We do not expect the Ten Year Credit Rate(s) we offer to be less than 100% or more than 200%, but provide no assurance that we will continue to offer the Rider within these ranges. The Ten Year Credit Period may also require that the Covered Person attain a certain age before the Credit is applied. Once you purchase this Rider, however, the Ten Year Credit Rates and the Ten Year Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

The Ten Year Credit in effect as of the date of this Prospectus does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only purchase the Rider based on the value of the other features it provides.

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.

STEP-UPS. We offer the Income Plus For Life 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchase the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.

The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.10 and Income Plus For Life - Joint Life 5.10, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an Income Plus For Life 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life Rider, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract

Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Withdrawals, Distributions and Settlements

OVERVIEW. Each of our Income Plus For Life 5.10 Series Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

     - as a result of a Step-Up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

     -    if you make an Additional Purchase Payment up to specified limits.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period.

EXCESS WITHDRAWALS. For the Income Plus For Life 5.10 Series Riders, an Excess Withdrawal is:

     - a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see "Benefit Rate" above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

     - a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchase a Contract with an Income Plus For Life 5.10 Rider when you are age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% x $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% x $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 5.10): Assume that you purchase a Contract with an Income Plus For Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% x $80,000.

If your Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 will reduce the Benefit Base to $105,500 ($110,000 - $4,500).

EXAMPLE (Income Plus For Life - Joint Life 5.10): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% x $80,000.

If the Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 will reduce the Benefit Base to $105,225 ($110,000 - $4,775).

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

     - if the withdrawals are taken under our Life Expectancy Distribution Program, or

     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" in this section, below. The Income Plus For Life 5.10 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" in this section, below.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase a Income Plus For Life 5.10 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchase, the Income Made Easy Program provides an income for the lifetime of the Covered Person(s) beginning no earlier than the Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will replace your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution

Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits;

     - cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program and

     -    may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see "Special Withdrawal Services - The Systematic Withdrawal Program" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your life expectancy (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or

     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code Section 72(s)(2); or

     - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(a)(6), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reset annual withdrawal amounts under your Rider. Please refer to the "Features" section of the Rider you are considering for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase an Income Plus For Life 5.10 Series Rider, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - you purchased the Income Plus For Life 5.10 Rider before the Covered Person (younger Covered Person for Income Plus For Life - Joint Life 5.10) attained age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.

If you take an Excess Withdrawal, we will reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by

          -    the Withdrawal Amount; divided by

          -    the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000). If instead you first take a withdrawal of $5,000, we will reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we will reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution program will reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year will reduce the Guaranteed Minimum Death Benefit in the same manner described above.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

     -    the Contract Value reduces to zero at any time during a Contract Year;
          and

     -    there were no Excess Withdrawals during that Contract Year; and

     -    the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE THEN DECLINES TO ZERO IN THE SAME CONTRACT YEAR.

The settlement amount we pay to you under the Rider varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

     - (for Income Plus For Life 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

     - (for Income Plus For Life - Joint Life 5.10) If you purchased the Rider before the younger Covered Person attained age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our Income Plus For Life 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     -    you reduce the Contract Value available for annuitization; and

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our Income Plus For Life 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" above).

INCOME PLUS FOR LIFE 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:




IF THE DECEASED        THEN
OWNER IS:              INCOME PLUS FOR LIFE 5.10:
-----------------      --------------------------------------------------------------------------------
1. Not the          -  may continue if the Beneficiary elects to continue the Contract within the time
   Covered Person      we permit under our administrative rules. We will automatically increase the
   and the             Benefit Base to equal the initial death benefit we determine, if the death
   Beneficiary is      benefit is greater than the Benefit Base prior to our determination. We will
   the deceased        also recalculate the Lifetime Income Amount to equal 5% of the recalculated
   Owner's spouse      Benefit Base and will assess the Rider Fee based on the recalculated Benefit
                       Base.

                    -  enters its Settlement Phase if a subsequent withdrawal would deplete the
                       Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                    -  continues to be eligible for any remaining Credits and Step-Ups, and a Target
                       Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base
                       (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus For Life 5.10 fee.

2. Not the          -  may continue in the same manner as 1.
   Covered Person
   and the          -  enters its Settlement Phase if a subsequent withdrawal would deplete the
   Beneficiary is      Contract Value to zero, and the remaining Lifetime Income Amount for the year of
   not the             withdrawal is still greater than zero.
   deceased
   Owner's spouse   -  does not continue to be eligible for any Credits and Step-Ups, or a Target
                       Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the Income Plus For Life 5.10 fee.

3. The Covered      -  ends without any further benefit.
   Person and the
   Beneficiary is
   the deceased
   Owner's spouse

IF THE DECEASED        THEN
OWNER IS:              INCOME PLUS FOR LIFE 5.10:
-----------------      --------------------------------------------------------------------------------
4. The Covered      -  ends without any further benefit.
   Person and the
   Beneficiary is
   not the
   deceased
   Owner's spouse

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner's death, except in the case where the Beneficiary is not the deceased Owner's spouse. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VI. Charges and Deductions - Mortality and Expense Risks Fee").

INCOME PLUS FOR LIFE - JOINT LIFE 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) a tax-qualified retirement plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.10 Rider fee (see "Rider Fees - Fee for Income Plus For Life 5.10 Series Riders" earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.10 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.

Termination of Rider

You may not terminate an Income Plus For Life 5.10 Series Rider once it is in effect. However, the Income Plus For Life 5.10 Series Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    (for Income Plus For Life 5.10) the death of the Covered Person;

     - (for Income Plus For Life - Joint Life 5.10) the death of the last Covered Person remaining under the Rider;

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or

     -    termination of the Contract.

You should consult with your financial advisor to assist you in determining whether an Income Plus For Life 5.10 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.10 Series Riders may limit the Investment Options otherwise available under the Contract; they require you to defer taking withdrawals to receive certain benefits; they contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values; and they provide no guaranteed minimum withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.10 Series Rider is suitable for your needs, especially at older ages.

FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS

This section describes only those features of the Income Plus For Life 5.09 Series Riders that differ from Income Plus For Life 5.10 Series Riders.

FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.10) is age 58 1/2 or older at the time.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life - Joint Life 5.10) attains age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The available Model Allocations are:

                                                    MODEL ALLOCATION
MODEL ALLOCATION NAME                                  PERCENTAGE                PORTFOLIO NAME
-------------------------------------------------   ----------------   ------------------------------------
CORE PLUS BALANCED GROWTH & INCOME 7.09                       20%      500 Index
(CLOSED  VERSION - AVAILABLE JULY 27, 2009 TO MAY              9%      American Blue Chip Income and Growth
2, 2010)                                                      15%      American Bond
                                                               3%      American Growth
                                                              15%      American High-Income Bond
                                                               6%      American International
                                                               3%      Mid Cap Stock
                                                               9%      Mutual Shares
                                                              20%      Total Bond Market Trust A
CORE PLUS BALANCED TOWARD GROWTH 7.09                         26%      500 Index
(CLOSED VERSION - AVAILABLE JULY 27, 2009 TO MAY               9%      American Blue Chip Income and Growth
2, 2010)                                                       9%      American Bond
                                                               9%      American Growth
                                                              12%      American High-Income Bond
                                                               6%      American International
                                                               3%      Mid Cap Stock
                                                              12%      Mutual Shares
                                                              14%      Total Bond Market Trust A
CORE PLUS BALANCED GROWTH & INCOME (CLOSED                    24%      500 Index
VERSION - AVAILABLE MAY 1 TO JULY 26, 2009)                    9%      American Blue Chip Income and Growth
                                                              15%      American Bond
                                                               3%      American Global Small Capitalization
                                                               3%      American Growth

                                                               6%      American Growth-Income
                                                               3%      Global
                                                               9%      Investment Quality Bond
                                                               9%      Mutual Shares
                                                              16%      Total Bond Market Trust A
                                                               3%      Value
CORE PLUS BALANCED TO GROWTH                                  30%      500 Index
(CLOSED VERSION - AVAILABLE MAY 1 TO JULY 26,                  9%      American Blue Chip Income and Growth
2009)                                                          9%      American Bond
                                                               3%      American Global Small Capitalization
                                                               6%      American Growth
                                                               6%      American Growth-Income
                                                               6%      Global
                                                               6%      Investment Quality Bond
                                                              12%      Mutual Shares
                                                              10%      Total Bond Market Trust A
                                                               3%      Value

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

FEATURES OF INCOME PLUS FOR LIFE 2.08 SERIES RIDERS

This section describes only those features of the Income Plus For Life 2.08 Series Riders that differ from Income Plus For Life 5.10 Series Riders.

FEE FOR INCOME PLUS FOR LIFE 2.08 SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

     - (for Income Plus For Life 2.08) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you attain age 59 1/2 .

     - (for Income Plus For Life - Joint Life 2.08) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

Increases in Guaranteed Amounts

CREDITS. We offer the Income Plus For Life 2.08 Rider with the following Credit features:

     -    Annual Credit Rate - 7%

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

          - the 10th Contract Anniversary after the effective date of the Income Plus For Life 2.08 Rider; or

          - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life 2.08): Assume that you purchased a Contract with an Income Plus For Life 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,350 (5% x $107,000).

     - At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350)
          and the Lifetime Income Amount increases to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life 2.08): Assume that you purchased a Contract with an Income Plus For Life - Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,083 (4.75% x $107,000).

     - At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,415 (4.75% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350)
          and the Lifetime Income Amount increases to $5,337 (4.75% x $112,350).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life 2.08 Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Ten Year Credit Period" will exceed ten Contract Years if you purchase this Rider before a Covered Person attains age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

If you purchased one of our Income Plus For Life 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with one of our Income Plus For Life 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     -    American Asset Allocation Trust (restricted May 4, 2009)

     -    American Fundamental Holdings Trust (restricted May 4, 2009)

     -    Core Allocation Plus Trust (restricted May 4, 2009)

     -    Franklin Templeton Founding Allocation Trust (restricted May 4, 2009)

     -    Lifestyle Balanced Trust

     -    Lifestyle Conservative Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Moderate Trust

     -    Money Market Trust

     -    Core Allocation Trust

     -    Core Fundamental Holdings Trust

     -    Core Global Diversification Trust

     -    Core Balanced Trust

You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above on the last day it was available, you may continue to allocate Additional Purchase Payments to that restricted individual Investment Option. You will not be able to transfer amounts from another Investment Option to the restricted individual Investment Option. You will no longer be able to use that individual Investment Option if you transfer all of your Contract Value out of that individual Investment Option to any of the available individual Investment Options or to any Model Allocation.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The available Model Allocations are:

               MODEL ALLOCATION                 MODEL ALLOCATION
                     NAME                          PERCENTAGE                 PORTFOLIO NAME
---------------------------------------------   ----------------   ------------------------------------
Core Plus Balanced Growth and Income 5.09               3%         American Global Small Capitalization
(closed version - available May 4 to July 26,           3%         American Growth
2009)                                                   3%         Global
                                                        3%         Value Trust
                                                        9%         Mutual Shares
                                                        9%         American Blue Chip Income and Growth
                                                        6%         American Growth-Income
                                                       15%         American Bond
                                                        9%         Investment Quality Bond
                                                       24%         500 Index Trust
                                                       16%         Total Bond Market Trust A

Core Plus Balanced Toward Growth 5.09                   3%         American Global Small Capitalization
(closed version - available May 4 to July 26,           6%         American Growth
2009)                                                   6%         Global
                                                        3%         Value Trust
                                                       12%         Mutual Shares

                                                        9%         American Blue Chip Income and Growth
                                                        6%         American Growth-Income
                                                        9%         American Bond
                                                        6%         Investment Quality Bond
                                                       30%         500 Index Trust
                                                       10%         Total Bond Market Trust A

               MODEL ALLOCATION                 MODEL ALLOCATION
                     NAME                          PERCENTAGE                 PORTFOLIO NAME
---------------------------------------------   ----------------   ------------------------------------
Balanced: Growth & Income 9.08                          5%         American Global Small Capitalization
(closed version - available September 2, 2008           5%         American Growth
to May 1, 2009)                                         5%         Global
                                                        5%         Mid Value Trust
                                                       15%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       10%         American Growth-Income
                                                       25%         American Bond
                                                       15%         Investment Quality Bond

Balanced Toward Growth 9.08                             5%         American Global Small Capitalization
(closed version - available September 2, 2008          10%         American Growth
to May 1, 2009)                                        10%         Global
                                                        5%         Mid Value Trust
                                                       20%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       10%         American Growth-Income
                                                       15%         American Bond
                                                       10%         Investment Quality Bond

Growth Focus 9.08                                       5%         American Global Small Capitalization
(closed version - available September 2, 2008           5%         Mid Cap Stock
to May 1, 2009)                                        15%         American Growth
                                                       10%         Global
                                                        5%         Mid Value Trust
                                                       20%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       15%         American Growth-Income
                                                       10%         American Bond

Balanced: Growth & Income 2.08                          5%         American Global Small Capitalization
(closed version - available February 11, 2008           5%         American Growth
to August 29, 2008)(1)                                  5%         Global
                                                        5%         Mid Value Trust
                                                       15%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       10%         American Growth-Income
                                                       25%         American Bond
                                                       15%         Investment Quality Bond

Balanced Toward Growth 2.08                             5%         American Global Small Capitalization
(closed version - available February 11, 2008          10%         American Growth
to August 29, 2008)(1)                                 10%         Global
                                                        5%         Mid Value Trust
                                                       20%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       10%         American Growth-Income
                                                       15%         American Bond
                                                       10%         Investment Quality Bond

Growth Focus 2.08                                       5%         American Global Small Capitalization
(closed version, available February 11, 2008            5%         Mid Cap Stock
to August 29, 2008)(1)                                 15%         American Growth
                                                       10%         Global
                                                        5%         Mid Value Trust
                                                       20%         Mutual Shares
                                                       15%         American Blue Chip Income and Growth
                                                       15%         American Growth-Income
                                                       10%         American Bond

(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract

     Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and
     (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

  Appendix E: Additional Availability of Guaranteed Minimum Withdrawal Benefit
                                     Riders

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to purchase, or to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract, for one of the following optional GMWB Riders after you have purchased a Contract:

     - Income Plus For Life 5.10 (if available in your state on your Contract Anniversary); or

     - Income Plus For Life - Joint Life 5.10 (if available in your state on your Contract Anniversary).

Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange, for example, an existing Income Plus For Life 5.10 Rider, Income Plus For Life 5.09 Series Rider, or Income Plus For Life 2.08 Series Rider for a new Income Plus For Life
          - Joint Life 5.10 Rider in connection with a previously issued Contract, we will terminate the existing Income Plus For Life 5.10 Rider, Income Plus For Life 5.09 Series Rider, or Income Plus For Life
          2.08 Series Rider upon the effective date of the new Income Plus For Life - Joint Life 5.10 Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments, and Step-Ups under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new Income Plus For Life 5.10 Series Rider.

     - No withdrawal charges in excess of $1000 - You may not purchase a new Income Plus For Life 5.10 Series Rider if the withdrawal charges under your Contract are greater than $1000. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000, or less, during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new Income Plus For Life 5.10 Series Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new Income Plus For Life 5.10 Series Rider in one or more of the Investment Options we make available for that Rider. Your existing Rider may permit you to invest in Investment Options that are not available under a new Income Plus For Life 5.10 Series Rider. If you choose to purchase a new Income Plus For Life 5.10 Series Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new Income Plus For Life 5.10 Series Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for Income Plus For Life 5.10 Series Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders." You should consult with your financial advisor to assist you in determining which available individual Investment Option(s) or Model Allocation under a new Income Plus For Life 5.10 Series Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new Income Plus For Life 5.10 Series Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.10 Rider.

     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under your existing Rider for you to elect to purchase a new Income Plus For Life 5.10 Series Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing Rider for the same version or type of Rider (e.g., Income Plus For Life 5.10 for Income Plus For Life 5.10, or Income Plus For Life - Joint Life 5.10 for Income Plus For Life - Joint Life

          5.10) unless we agree otherwise. For these purposes, we treat Income Plus For Life 5.09 Series Riders and Income Plus For Life 2.08 Series Riders as different Riders from Income Plus For Life 5.10 Series Riders (i.e., you may exchange an old Income Plus For Life 5.09 Series Rider or an old Income Plus For Life 2.08 Series Rider for a new Income Plus For Life 5.10 Series Rider).

     -    State of Issue Restriction - You may purchase an Income Plus For Life
          5.10 Series Rider only if it is then available in the state where we issued your Contract. You can find out if an Income Plus For Life 5.10 Series Rider is available in the state where we issued your Contract by contacting our Annuities Service Center at 800-344-1029, or in New York State, 800-551-2078.

     - IRA Beneficiary Restriction - You may not purchase a new Income Plus For Life 5.10 Series Rider in connection with a new or existing Beneficiary IRA (see "Availability of Income Plus For Life 5.10 Series Riders" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders").

     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.

Before you purchase a new Income Plus For Life 5.10 Series Rider:

     - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your financial advisor to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER?

We provide a thirty-day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new Income Plus For Life 5.10 Series Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new Income Plus For Life 5.10 Series Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a new Income Plus For Life 5.10 Series Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.

Under our current administrative procedures, neither you nor a Beneficiary can exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

HOW DOES MY PURCHASE OF A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new Income Plus For Life 5.10 Series Rider (i.e., the start of an Election Period). If you purchase a new Income Plus For Life 5.10 Series Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:

                                 INCOME PLUS FOR
                      INCOME       LIFE - JOINT      INCOME     INCOME PLUS FOR     INCOME     INCOME PLUS FOR
FEES DEDUCTED FROM   PLUS FOR          LIFE         PLUS FOR      LIFE - JOINT     PLUS FOR      LIFE - JOINT
 CONTRACT VALUE(1)   LIFE 2.08         2.08         LIFE 5.09      LIFE 5.09       LIFE 5.10      LIFE 5.10
------------------   ---------   ---------------   ----------   ---------------   ----------   -----------------
Maximum Fee(2)         1.20%          1.20%           1.20%          1.20%           1.20%          1.20%
Current Fee            0.60%          0.60%           0.90%          0.90%           1.00%          1.00%

(1)  Fees are shown as a percentage of the Adjusted Benefit Base.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a "Step-Up" of the Benefit Base to equal the Contract Value.

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information on the fee for each Income Plus For Life Series Rider.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

INITIAL ANNUAL GUARANTEE ON NEW RIDER   INCOME PLUS FOR LIFE 5.10   INCOME PLUS FOR LIFE - JOINT LIFE 5.10
-------------------------------------   -------------------------   --------------------------------------
Lifetime Income Amount(1)                 5.0% of Contract Value            4.75% of Contract Value

(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus For Life - Joint Life 5.10) is at least 65 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the Prospectus.

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information about reductions and the annual "permitted" amounts under a new Income Plus For Life 5.10 Series Rider.

We will decrease amounts guaranteed under a new Income Plus For Life 5.10 Series Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW INCOME PLUS FOR LIFE
5.10 SERIES RIDER?

If you purchase a new Income Plus For Life 5.10 Series Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing Rider. For Credit information, see the "Credit" section specific to each Rider.

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new Income Plus For Life
5.10 Series Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHAT IS THE IMPACT OF A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. We will reduce the death benefit on a dollar for dollar basis if :

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

However, if you take any Excess Withdrawals, we will deduct the entire Withdrawal Amount on a pro rata basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the entire Withdrawal Amount divided by your Contract Value prior to the withdrawal).

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders" for additional information on the effect of withdrawals under an Income Plus For Life 5.10 Series Rider.

Continuation of Contract after death benefits become payable

Coverage under our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed Owner if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life
5.10 Series Rider ends as described in its respective section in Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefit Riders".

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life 5.10 Series Rider may continue as described in its respective section in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders".

If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current Rider to the impact on death benefits under a new Rider.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture(R) Opportunity Contracts with no optional benefit Riders; and

     - Venture(R) Opportunity Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity A Shares, Prior Sales

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                            ACCUMULATION UNIT VALUES

                  VENTURE OPPORTUNITY A-SHARE VARIABLE ANNUITY

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
500 INDEX TRUST - NAV SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       15.459         --         --         --         --         --         --         --         --         --
No. of Units            2,012,522         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       15.439         --         --         --         --         --         --         --         --         --
No. of Units              994,048         --         --         --         --         --         --         --         --         --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      9.343     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.735      9.343         --         --         --         --         --         --         --         --
No. of Units               32,847      6,029         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.326     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.691      9.326         --         --         --         --         --         --         --         --
No. of Units               33,499      4,360         --         --         --         --         --         --         --         --

AMERICAN ASSET ALLOCATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      9.240     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.349      9.240         --         --         --         --         --         --         --         --
No. of Units            8,323,636  2,360,593         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.223     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.306      9.223         --         --         --         --         --         --         --         --
No. of Units            3,953,101  1,252,214         --         --         --         --         --         --         --         --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.503     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.779      8.503         --         --         --         --         --         --         --         --
No. of Units            6,296,910  1,198,423         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.488     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.739      8.488         --         --         --         --         --         --         --         --
No. of Units            3,134,078    563,322         --         --         --         --         --         --         --         --

AMERICAN BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     11.189     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.494     11.189         --         --         --         --         --         --         --         --
No. of Units            6,977,305  1,097,180         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     11.169     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.447     11.169         --         --         --         --         --         --         --         --
No. of Units            3,535,440    558,159         --         --         --         --         --         --         --         --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      9.093     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.480      9.093         --         --         --         --         --         --         --         --
No. of Units            3,280,298    975,406         --         --         --         --         --         --         --         --

Venture Opportunity A Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.077     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.437      9.077         --         --         --         --         --         --         --         --
No. of Units            1,467,968    527,965         --         --         --         --         --         --         --         --

AMERICAN GLOBAL GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with
No Optional Benefits
Value at Start of Year      8.360     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.795      8.360         --         --         --         --         --         --         --         --
No. of Units               57,666      7,185         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.345     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.751      8.345         --         --         --         --         --         --         --         --
No. of Units              128,940     21,506         --         --         --         --         --         --         --         --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      6.460     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.328      6.460         --         --         --         --         --         --         --         --
No. of Units            1,902,099    515,110         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      6.448     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.289      6.448         --         --         --         --         --         --         --         --
No. of Units              955,666    238,281         --         --         --         --         --         --         --         --

AMERICAN GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      7.478     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.336      7.478         --         --         --         --         --         --         --         --
No. of Units            3,833,791    861,674         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      7.465     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.297      7.465         --         --         --         --         --         --         --         --
No. of Units            1,897,648    385,548         --         --         --         --         --         --         --         --

AMERICAN GROWTH-INCOME TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.328     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.844      8.328         --         --         --         --         --         --         --         --
No. of Units            4,127,285    953,330         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.313     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.803      8.313         --         --         --         --         --         --         --         --
No. of Units            2,024,676    446,688         --         --         --         --         --         --         --         --

AMERICAN HIGH-INCOME BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      9.743     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.453      9.743         --         --         --         --         --         --         --         --
No. of Units              847,186      7,009         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.726     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.402      9.726         --         --         --         --         --         --         --         --
No. of Units              375,509      2,348         --         --         --         --         --         --         --         --

AMERICAN INTERNATIONAL TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.103     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.507      8.103         --         --         --         --         --         --         --         --
No. of Units              556,031     27,466         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.089     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.464      8.089         --         --         --         --         --         --         --         --
No. of Units              305,116      5,019         --         --         --         --         --         --         --         --

Venture Opportunity A Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AMERICAN NEW WORLD TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      7.839     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.630      7.839         --         --         --         --         --         --         --         --
No. of Units               34,954      4,561         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      7.825     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.586      7.825         --         --         --         --         --         --         --         --
No. of Units               86,090      8,691         --         --         --         --         --         --         --         --

BALANCED TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.803         --         --         --         --         --         --         --         --         --
No. of Units                4,013         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.783         --         --         --         --         --         --         --         --         --
No. of Units                1,800         --         --         --         --         --         --         --         --         --

CORE ALLOCATION PLUS TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      9.030     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.215      9.030         --         --         --         --         --         --         --         --
No. of Units            1,032,124    295,029         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.014     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.173      9.014         --         --         --         --         --         --         --         --
No. of Units              620,171    149,766         --         --         --         --         --         --         --         --

CORE ALLOCATION TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.787         --         --         --         --         --         --         --         --         --
No. of Units              161,233         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.768         --         --         --         --         --         --         --         --         --
No. of Units               70,277         --         --         --         --         --         --         --         --         --

CORE BALANCED TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.755         --         --         --         --         --         --         --         --         --
No. of Units              169,921         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.735         --         --         --         --         --         --         --         --         --
No. of Units              152,677         --         --         --         --         --         --         --         --         --

CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      6.300         --         --         --         --         --         --         --         --
No. of Units                   --     10,324         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      6.289         --         --         --         --         --         --         --         --
No. of Units                   --      1,944         --         --         --         --         --         --         --         --

Venture Opportunity A Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES III SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.481         --         --         --         --         --         --         --         --         --
No. of Units              443,743         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.462         --         --         --         --         --         --         --         --         --
No. of Units              190,608         --         --         --         --         --         --         --         --         --

CORE GLOBAL DIVERSIFICATION TRUST - SERIES III SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.936         --         --         --         --         --         --         --         --         --
No. of Units              281,035         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       14.916         --         --         --         --         --         --         --         --         --
No. of Units              124,976         --         --         --         --         --         --         --         --         --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.686     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.329      8.686         --         --         --         --         --         --         --         --
No. of Units            2,267,201    810,066         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.671     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.286      8.671         --         --         --         --         --         --         --         --
No. of Units            1,388,877    496,535         --         --         --         --         --         --         --         --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.186     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.702      8.186         --         --         --         --         --         --         --         --
No. of Units               57,666     11,079         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.172     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.661      8.172         --         --         --         --         --         --         --         --
No. of Units               39,799      7,764         --         --         --         --         --         --         --         --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     11.412     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.064     11.412         --         --         --         --         --         --         --         --
No. of Units               35,812      6,853         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     11.392     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.015     11.392         --         --         --         --         --         --         --         --
No. of Units               19,771      7,023         --         --         --         --         --         --         --         --

GLOBAL TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.510     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.090      8.510         --         --         --         --         --         --         --         --
No. of Units            2,664,134    627,553         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.495     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.048      8.495         --         --         --         --         --         --         --         --
No. of Units            1,237,292    278,523         --         --         --         --         --         --         --         --

Venture Opportunity A Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INTERNATIONAL CORE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.784     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.338      8.784         --         --         --         --         --         --         --         --
No. of Units                2,517         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.768     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.299      8.768         --         --         --         --         --         --         --         --
No. of Units                  151         --         --         --         --         --         --         --         --         --

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited
2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      6.634         --         --         --         --         --         --         --         --
No. of Units                   --      1,434         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      6.622         --         --         --         --         --         --         --         --
No. of Units                   --      3,599         --         --         --         --         --         --         --         --

INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       12.274         --         --         --         --         --         --         --         --         --
No. of Units                4,695         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       12.271         --         --         --         --         --         --         --         --         --
No. of Units                2,878         --         --         --         --         --         --         --         --         --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.164     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.996      8.164         --         --         --         --         --         --         --         --
No. of Units               23,031      3,978         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.149     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.954      8.149         --         --         --         --         --         --         --         --
No. of Units               19,707      2,725         --         --         --         --         --         --         --         --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.054     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.447     12.054         --         --         --         --         --         --         --         --
No. of Units            3,284,722    552,692         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.033     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.396     12.033         --         --         --         --         --         --         --         --
No. of Units            1,730,026    277,368         --         --         --         --         --         --         --         --

LIFESTYLE BALANCED TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      9.053     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.742      9.053         --         --         --         --         --         --         --         --
No. of Units            6,507,134    970,882         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.036     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.698      9.036         --         --         --         --         --         --         --         --
No. of Units            2,728,675    406,955         --         --         --         --         --         --         --         --

Venture Opportunity A Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIFESTYLE CONSERVATIVE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     10.577     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.771     10.577         --         --         --         --         --         --         --         --
No. of Units            2,086,653    191,066         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     10.558     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.723     10.558         --         --         --         --         --         --         --         --
No. of Units              797,914     70,395         --         --         --         --         --         --         --         --

LIFESTYLE GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.531     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.281      8.531         --         --         --         --         --         --         --         --
No. of Units            5,530,995  1,011,188         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.516     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.239      8.516         --         --         --         --         --         --         --         --
No. of Units            2,739,239    575,415         --         --         --         --         --         --         --         --

LIFESTYLE MODERATE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      9.757     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.317      9.757         --         --         --         --         --         --         --         --
No. of Units            2,260,384    236,887         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.739     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.271      9.739         --         --         --         --         --         --         --         --
No. of Units              966,538    129,554         --         --         --         --         --         --         --         --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 11-16-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.020         --         --         --         --         --         --         --         --         --
No. of Units                2,668         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.016         --         --         --         --         --         --         --         --         --
No. of Units                1,193         --         --         --         --         --         --         --         --         --

MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      7.773         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      7.759         --         --         --         --         --         --         --         --
No. of Units                   --        625         --         --         --         --         --         --         --         --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      7.783     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.142      7.783         --         --         --         --         --         --         --         --
No. of Units              589,488    105,189         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      7.769     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.103      7.769         --         --         --         --         --         --         --         --
No. of Units              280,741     38,477         --         --         --         --         --         --         --         --

Venture Opportunity A Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.178         --         --         --         --         --         --         --         --
No. of Units                   --    271,438         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      8.164         --         --         --         --         --         --         --         --
No. of Units                   --    127,510         --         --         --         --         --         --         --         --

MID VALUE TRUST - SERIES I SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       16.840         --         --         --         --         --         --         --         --         --
No. of Units              203,281         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       16.817         --         --         --         --         --         --         --         --         --
No. of Units               88,449         --         --         --         --         --         --         --         --         --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.583     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.508     12.583         --         --         --         --         --         --         --         --
No. of Units              708,965     84,078         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.561     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.461     12.561         --         --         --         --         --         --         --         --
No. of Units              162,594     93,859         --         --         --         --         --         --         --         --

MUTUAL SHARES TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.384     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.591      8.384         --         --         --         --         --         --         --         --
No. of Units            7,475,447  1,457,914         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.369     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.551      8.369         --         --         --         --         --         --         --         --
No. of Units            3,652,824    666,111         --         --         --         --         --         --         --         --

SMALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      8.289     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.066      8.289         --         --         --         --         --         --         --         --
No. of Units                5,764        878         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      8.274     12.500         --         --         --         --         --         --         --         --
Value at End of Year       11.024      8.274         --         --         --         --         --         --         --         --
No. of Units                2,024      1,202         --         --         --         --         --         --         --         --

SMALL CAP INTRINSIC VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      5.775         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --      5.765         --         --         --         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Venture Opportunity A Shares, Prior Sales

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SMALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      9.778     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.480      9.778         --         --         --         --         --         --         --         --
No. of Units                6,945         69         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      9.761     12.500         --         --         --         --         --         --         --         --
Value at End of Year       12.433      9.761         --         --         --         --         --         --         --         --
No. of Units               10,552        754         --         --         --         --         --         --         --         --

TOTAL BOND MARKET TRUST A - NAV SHARES (units first credited 5-01-2009)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       12.993         --         --         --         --         --         --         --         --         --
No. of Units            1,525,057         --         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       12.975         --         --         --         --         --         --         --         --         --
No. of Units              758,663         --         --         --         --         --         --         --         --         --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.304     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.865     12.304         --         --         --         --         --         --         --         --
No. of Units              122,302     31,805         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.282     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.813     12.282         --         --         --         --         --         --         --         --
No. of Units               79,543     10,310         --         --         --         --         --         --         --         --

VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year      7.840     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.980      7.840         --         --         --         --         --         --         --         --
No. of Units            1,501,046    152,328         --         --         --         --         --         --         --         --

Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year      7.826     12.500         --         --         --         --         --         --         --         --
Value at End of Year       10.939      7.826         --         --         --         --         --         --         --         --
No. of Units              742,862     71,098         --         --         --         --         --         --         --         --

                                     PART B

                           INFORMATION REQUIRED IN A

                      STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                          (LOGO)                               dated May 3, 2010


                       Statement of Additional Information
       John Hancock Life Insurance Company of New York Separate Account A

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a "Contract and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York as follows:

                  PROSPECTUSES ISSUED BY JOHN HANCOCK NEW YORK
           ( to be read with this Statement of Additional Information)
               Venture (R) Opportunity A Share Variable Annuities
               Venture (R) Opportunity B Share Variable Annuities

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:


            JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9506
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9506
(800) 551-2078                          www.jhannuitiesnewyork.com

                                Table of Contents

GENERAL INFORMATION AND HISTORY...........................   1
ACCUMULATION UNIT VALUE TABLES............................   1
SERVICES..................................................   1
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING
  FIRM....................................................   1
  SERVICING AGENT.........................................   1
  PRINCIPAL UNDERWRITER...................................   1
    Special Compensation and Reimbursement
    Arrangements..........................................   2
STATE VARIATIONS REGARDING
RECOGNITION OF SAME-SEX COUPLES...........................   4
QUALIFIED PLAN TYPES......................................   4
LEGAL AND REGULATORY MATTERS..............................   8
APPENDIX A: FINANCIAL STATEMENTS..........................   A-1

                         General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the "Separate Account") (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York ("we" or "us"), a stock life insurance company organized under the laws of New York in 1992. John Hancock New York's principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. It also has an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.


Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of John Hancock Life Insurance Company of New York at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2009 and for each of the two years in the period ended December 31, 2009, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


SERVICING AGENT

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

      - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

      -     semimonthly commission statements;

      -     monthly summaries of agent production and daily transaction reports;


      -     semiannual statements for Contract Owners; and



      -     annual Contract Owner tax reports.


We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

PRINCIPAL UNDERWRITER


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2009, 2008, and 2007 were $421,625,749, $597,650,909, and $642,866,360, respectively.

Special Compensation and Reimbursement Arrangements


The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including Riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.


The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.


Currently, Edward Jones & Company, a member firm of the Financial Industry Regulatory Authority ("FINRA" ) is the exclusive distributor soliciting sales of the Venture Opportunity variable annuity contract. We made revenue sharing payments of more than $5,000 to Edward Jones & Company with respect to Venture Opportunity annuity business during calendar year 2009.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

The sums paid to Edward Jones & Company do not necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

           State Variations Regarding Recognition of Same-Sex Couples


The Federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:



        STATE                            TYPE OF JURISDICTION                                RELATED RULE
        -----                            --------------------                                ------------
     California                          Domestic Partnership
      Colorado                     Designated Beneficiary Agreements     May recognize spouses of civil unions from other
                                                                         jurisdictions
     Connecticut                             Civil Union,
                                           Same-Sex Marriage
District of Columbia                     Domestic Partnership,
                                           Same-Sex Marriage
       Hawaii                     Reciprocal Beneficiary Relationship
        Iowa                               Same-Sex Marriage
        Maine                            Domestic Partnerships
      Maryland                           Domestic Partnership            Also recognizes spouses of same-sex marriages who
                                                                         were married in another jurisdiction
    Massachusetts                          Same-Sex Marriage
       Nevada                            Domestic Partnership
    New Hampshire                          Same-Sex Marriage
     New Jersey                              Civil Union,                Also recognizes spouses of civil unions who were
                                         Domestic Partnership            married in another jurisdiction
      New York                                    --                     Recognizes spouses of civil unions and same-sex
                                                                         marriages who were married in another jurisdiction
       Oregon                            Domestic Partnership
    Rhode Island                         Domestic Partnership            Recognizes spouses of civil unions and same-sex
                                                                         marriages who were married in another jurisdiction
       Vermont                             Same-Sex Marriage
     Washington                          Domestic Partnership
      Wisconsin                          Domestic Partnerships



The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.


                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59-1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.


If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.


SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 -1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)


LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.


COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

         - termination of employment in all Texas public institutions of higher education;

         -    retirement;

         -    death; or

         -    the participant's attainment of age 70-1/2.


Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70-1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70-1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      -     the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                        APPENDIX A: Financial Statements

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
Years Ended December 31, 2009, 2008, and 2007

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                      INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...................   F-1
Audited Financial Statements:
   Balance Sheets-
   As of December 31, 2009 and 2008.......................................   F-2
   Statements of Operations-
   For the Years Ended December 31, 2009, 2008, and 2007..................   F-3
   Statements of Changes in Shareholder's Equity and Comprehensive Income-
   For the Years Ended December 31, 2009, 2008, and 2007..................   F-4
   Statements of Cash Flows-
   For the Years Ended December 31, 2009, 2008, and 2007..................   F-5
   Notes to Financial Statements..........................................   F-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the "Company") as of December 31, 2009 and 2008, and the related statements of operations, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2009 and 2008 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities.


                                        /s/ ERNST & YOUNG LLP

Boston, MA
April 7, 2010

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                 BALANCE SHEETS

                                                                                     DECEMBER 31,
                                                                                   ---------------
                                                                                    2009     2008
                                                                                   ------   ------
                                                                                    (IN MILLIONS)
ASSETS
   Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$1,221; 2008--$670) ...............................   $1,235   $  726
   Investment in unconsolidated affiliate ......................................        1        1
   Policy loans ................................................................       55       43
   Short-term investments ......................................................      107      514
                                                                                   ------   ------
      Total Investments ........................................................    1,398    1,284
   Cash and cash equivalents ...................................................      669       64
   Accrued investment income ...................................................       28       19
   Deferred policy acquisition costs and deferred sales inducements ............      588      599
   Amounts due from affiliates .................................................        6       --
   Reinsurance recoverable .....................................................       67       54
   Embedded derivatives recoverable for certain separate account guarantees ....       41       40
   Other assets ................................................................       13       11
   Separate account assets .....................................................    6,648    4,865
                                                                                   ------   ------
      TOTAL ASSETS .............................................................   $9,458   $6,936
                                                                                   ======   ======
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
   Future policy benefits ......................................................   $  929   $  801
   Policyholders' funds ........................................................       77       66
   Unearned revenue ............................................................       41       42
   Unpaid claims and claim expense reserves ....................................       18        7
   Amounts due to affiliates ...................................................       56       18
   Current income tax payable ..................................................       86       16
   Deferred income tax liability ...............................................      100       61
   Embedded derivatives payable for certain separate account guarantees ........       53      275
   Other liabilities ...........................................................       38       44
   Separate account liabilities ................................................    6,648    4,865
                                                                                   ------   ------
      Total Liabilities ........................................................    8,046    6,195
COMMITMENTS AND LEGAL PROCEEDINGS (NOTE 7)
SHAREHOLDER'S EQUITY
   Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 and
      2,000,002 shares issued and outstanding at December 31, 2009 and
      2008, respectively) ......................................................        2        2
   Additional paid-in capital ..................................................      895      413
   Retained earnings ...........................................................      510      299
   Accumulated other comprehensive income ......................................        5       27
                                                                                   ------   ------
      Total Shareholder's Equity ...............................................    1,412      741
                                                                                   ------   ------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ...............................   $9,458   $6,936
                                                                                   ======   ======

The accompanying notes are an integral part of these financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF OPERATIONS

                                                                                 YEARS ENDED
                                                                                 DECEMBER 31,
                                                                              ------------------
                                                                              2009   2008   2007
                                                                              ----   ----   ----
                                                                                 (IN MILLIONS)
REVENUES
   Premiums ...............................................................   $ 27   $ 18   $  5
   Fee income .............................................................    198    162    155
   Net investment income ..................................................    173    174    172
   Net realized investment and other gains (losses) .......................      1     10     (6)
                                                                              ----   ----   ----
      Total revenues ......................................................    399    364    326
BENEFITS AND EXPENSES
   Benefits to policyholders ..............................................    (94)   366     75
   Amortization of deferred policy acquisition costs and deferred sales
      inducements .........................................................    114    (35)    38
   Other operating costs and expenses .....................................     62     54     50
                                                                              ----   ----   ----
      Total benefits and expenses .........................................     82    385    163
                                                                              ----   ----   ----
Income (loss) before income taxes .........................................    317    (21)   163
Income tax expense (benefit) ..............................................    108    (11)    48
                                                                              ----   ----   ----
Net income (loss) .........................................................   $209   $(10)  $115
                                                                              ====   ====   ====

The accompanying notes are an integral part of these financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                     STATEMENTS OF CHANGES IN SHAREHOLDER'S
                         EQUITY AND COMPREHENSIVE INCOME

                                                                                      ACCUMULATED
                                                               ADDITIONAL                OTHER          TOTAL
                                                      CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                                                       STOCK     CAPITAL   EARNINGS      INCOME         EQUITY         SHARES
                                                      -------  ----------  --------  -------------  -------------  --------------
                                                              (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)         (IN THOUSANDS)
BALANCE AT JANUARY 1, 2007..........................    $ 2       $113       $194        $  1          $  310           2,000
Comprehensive income:
   Net income.......................................                          115                         115
      Other comprehensive income, net of tax:
         Net unrealized investment gains............                                       10              10
                                                                                                       ------
Comprehensive income................................                                                      125
                                                        ---       ----       ----        ----          ------           -----
BALANCE AT DECEMBER 31, 2007........................    $ 2       $113       $309        $ 11          $  435           2,000
Comprehensive income:
   Net loss.........................................                          (10)                        (10)
      Other comprehensive income, net of tax:
         Net unrealized investment gains............                                       16              16
                                                                                                       ------
Comprehensive income................................                                                        6
                                                                                                       ------
Capital contribution from Parent....................               300                                    300
                                                        ---       ----       ----        ----          ------           -----
BALANCE AT DECEMBER 31, 2008........................    $ 2       $413       $299        $ 27          $  741           2,000
Comprehensive income:
   Net income.......................................                          209                         209
      Other comprehensive income, net of tax:
         Net unrealized investment losses...........                                      (20)            (20)
                                                                                                       ------
Comprehensive income................................                                                      189
Adoption of ASC 320 - Other-than-temporary
   impairments......................................                            2          (2)             --
Capital contribution from Parent....................               482                                    482
                                                        ---       ----       ----        ----          ------           -----
BALANCE AT DECEMBER 31, 2009........................    $ 2       $895       $510        $  5          $1,412           2,000
                                                        ===       ====       ====        ====          ======           =====

The accompanying notes are an integral part of these financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                    ------------------------
                                                                                     2009     2008     2007
                                                                                    ------   ------   ------
                                                                                          (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) ...............................................................   $ 209    $ (10)   $ 115
Adjustments to reconcile net income to net cash provided by operating activities:
   Net realized investment and other (gains) losses .............................      (1)     (10)       6
   Increase in reinsurance recoverable ..........................................     (13)     (14)      (9)
   Amortization of deferred policy acquisition costs and deferred sales
      inducements ...............................................................     114      (35)      38
   Capitalization of deferred policy acquisition costs and deferred sales
      inducements ...............................................................     (99)    (143)    (139)
   Increase in accrued investment income ........................................      (9)      --       (2)
   (Increase) decrease in other assets and other liabilities, net ...............    (107)     223       66
   Increase in policyholder liabilities and accruals, net .......................      18      130       32
   Increase (decrease) in deferred income taxes .................................      31      (21)      15
                                                                                    -----    -----    -----
Net cash provided by operating activities .......................................     143      120      122
                                                                                    -----    -----    -----
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of:
      Fixed maturities ..........................................................     122      122       31
   Maturities of:
      Fixed maturities ..........................................................     104      113      108
   Purchases of:
      Fixed maturities ..........................................................    (777)    (390)    (293)
   Net sales (purchases) of short-term investments ..............................     407     (320)     (41)
   Policy loans advanced, net ...................................................     (12)      (8)      (7)
   Net change in payable for undelivered securities .............................      --       (5)       5
                                                                                    -----    -----    -----
Net cash used in investing activities ...........................................    (156)    (488)    (197)
                                                                                    -----    -----    -----
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from Parent .............................................     482      300       --
   Universal life and investment-type contract deposits .........................     320      463      345
   Universal life and investment-type contract withdrawals ......................     (65)    (136)    (105)
   Net transfers to separate accounts from policyholder's funds .................    (119)    (228)    (157)
                                                                                    -----    -----    -----
Net cash provided by financing activities .......................................     618      399       83
                                                                                    -----    -----    -----
Net increase in cash and cash equivalents .......................................     605       31        8
Cash and cash equivalents at beginning of year ..................................      64       33       25
                                                                                    -----    -----    -----
CASH AND CASH EQUIVALENTS AT END OF YEAR ........................................   $ 669    $  64    $  33
                                                                                    =====    =====    =====

The accompanying notes are an integral part of these financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS. John Hancock Life Insurance Company of New York (the "Company") is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded life insurance company.

On December 31, 2009, John Hancock Life Insurance Company ("JHLICO"), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), and John Hancock Variable Life Insurance Company ("JHVLICO"), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies' property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company's property and obligations became the property and obligations of MIC.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York. These products, including individual life insurance, individual and group fixed and variable annuities are sold through an extensive network of agents, securities dealers, and other financial institutions.

BASIS OF PRESENTATION. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company's investment in John Hancock Investment Management Services, LLC ("JHIMS"), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform to the current year presentation.

INVESTMENTS. The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts are included in net investment income.

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

DERIVATIVE FINANCIAL INSTRUMENTS. The Company is a party to certain separate account guarantees that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in benefits to policyholders.

CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS. Deferred policy acquisition costs ("DAC") are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers deferred sales inducements ("DSI"), including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

REINSURANCE. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

SEPARATE ACCOUNT ASSETS AND LIABILITIES. Separate account assets and liabilities reported on the Company's Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds are primarily related to group annuity contracts and are equal to the total of the policyholder account values before surrender charges. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

REVENUE RECOGNITION. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due.

Deposits related to universal life contracts and investment-type products are credited to policyholders' account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided. Fee income also includes advisory fees and administrative service fees on separate accounts.

INCOME TAXES. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board ("FASB") Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statement No. 162," and FASB Accounting Standards Update ("ASU") No. 2009-1, "Topic 105 - Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168--The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles."

FASB Accounting Standards Codification(TM) ("ASC") Topic 105 establishes the FASB Accounting Standards Codification(TM) as the single source of authoritative U.S. GAAP recognized by the FASB, to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company's Balance Sheets or Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, "Fair Value Measurements and Disclosures - Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent)." This amendment to ASC Topic 820, "Fair Value Measurements and Disclosure" ("ASC 820"), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company's Balance Sheets or Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, "Measuring Liabilities at Fair Value." This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company's Balance Sheets or Statements of Operations.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Effective April 1, 2009, the Company adopted FASB Staff Position ("FSP") No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company's Balance Sheets or Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company's Balance Sheets or Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13," which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, "Fair Value Measurements ("SFAS No. 157")," fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company's Balance Sheets or Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3") with the most observable input level being Level 1. The impact of changing of valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as a decrease in net income of $14 million, net of tax, on January 1, 2008.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, "Subsequent Events, which is now incorporated into ASC Topic 855, "Subsequent Events" ("ASC 855"). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-9, "Subsequent Events," which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission ("SEC") to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company's Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments, which is now incorporated into ASC Topic 320, "Investments - Debt and Equity Securities" ("ASC 320"). This new guidance removes the concept of "intent and ability to hold until recovery of value" associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The Company's adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $2 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($2) million, net of tax, attributable to (1) available-for-sale debt securities of ($4) million, (2) deferred policy acquisition costs and deferred sales inducements of $1 million, and (3) deferred income taxes of $1 million.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109," which is now incorporated into ASC 740, "Income Taxes" ("ASC 740"). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company's Balance Sheets or Statements of Operations.

FUTURE ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, "Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements," which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company's Balance Sheets or Statements of Operations.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE 2 -- INVESTMENTS

FIXED MATURITIES

The Company's investments in fixed maturities classified as available-for-sale are summarized below:

                                                                                     DECEMBER 31, 2009
                                                                 -----------------------------------------------------
                                                                                    GROSS        GROSS
                                                                                  UNREALIZED   UNREALIZED
                                                                 AMORTIZED COST     GAINS        LOSSES     FAIR VALUE
                                                                 --------------   ----------   ----------   ----------
                                                                                      (IN MILLIONS)
FIXED MATURITIES:
   Corporate securities ......................................       $  602           $25          $ 4        $  623
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies ..............................          477             9            7           479
   Obligations of states and political subdivisions ..........           31             1            1            31
   Debt securities issued by foreign governments .............          111            --            9           102
                                                                     ------           ---          ---        ------
   Total fixed maturities available-for-sale .................       $1,221           $35          $21        $1,235
                                                                     ======           ===          ===        ======

                                                                                     DECEMBER 31, 2008
                                                                 -----------------------------------------------------
                                                                                    GROSS        GROSS
                                                                                  UNREALIZED   UNREALIZED
                                                                 AMORTIZED COST     GAINS        LOSSES     FAIR VALUE
                                                                 --------------   ----------   ----------   ----------
                                                                                      (IN MILLIONS)
FIXED MATURITIES:
   Corporate securities ......................................        $339           $ 23         $  3         $359
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies ...................         329             36           --          365
   Debt securities issued by foreign governments .............           2             --           --            2
                                                                      ----           ----         ----         ----
   Total fixed maturities available-for-sale .................        $670           $ 59         $  3         $726
                                                                      ====           ====         ====         ====

The amortized cost and fair value of fixed maturities at December 31, 2009, by contractual maturity, are shown below:

                                               AMORTIZED COST   FAIR VALUE
                                               --------------   ----------
                                                        (IN MILLIONS)
FIXED MATURITIES:
Due in one year or less ....................       $  122         $  125
Due after one year through five years ......          383            393
Due after five years through ten years .....          362            368
Due after ten years ........................          354            349
                                                   ------         ------
   Total ...................................       $1,221         $1,235
                                                   ======         ======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

FIXED MATURITIES IMPAIRMENT REVIEW

The Company has a process in place to identify securities that could potentially have an impairment that is other-than- temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporary impaired and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less that the security's amortized cost then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment losses in the Statements of Operations, while the non-credit loss is charged to other comprehensive income (loss).

The net present value used to determine the credit loss is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

       UNREALIZED LOSSES ON FIXED MATURITY SECURITIES -- BY INVESTMENT AGE

                                                                          YEAR ENDED DECEMBER 31, 2009
                                                  ---------------------------------------------------------------------
                                                   LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                  ---------------------   ---------------------   ---------------------
                                                  CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                    VALUE      LOSSES      VALUE       LOSSES      VALUE       LOSSES
                                                  --------   ----------   --------   ----------   --------   ----------
                                                                              (IN MILLIONS)
Corporate securities ..........................     $187        $  4        $ --        $ --        $187        $  4
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies ..      146           7          --          --         146           7
Obligations of states and political
   subdivisions ...............................       23           1          --          --          23           1
Debt securities issued by foreign
   governments ................................       92           9          --          --          92           9
                                                    ----        ----        ----        ----        ----        ----
Total .........................................     $448        $ 21        $ --        $ --        $448        $ 21
                                                    ====        ====        ====        ====        ====        ====

                                                                          YEAR ENDED DECEMBER 31, 2008
                                                  ---------------------------------------------------------------------
                                                   LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                  ---------------------   ---------------------   ---------------------
                                                  CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                    VALUE      LOSSES      VALUE       LOSSES      VALUE       LOSSES
                                                  --------   ----------   --------   ----------   --------   ----------
                                                                              (IN MILLIONS)
Corporate securities ..........................      $96         $ 3         $--         $--         $96         $ 3
                                                     ---         ---         ---         ---         ---         ---
Total .........................................      $96         $ 3         $--         $--         $96         $ 3
                                                     ===         ===         ===         ===         ===         ===

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The Company did not hold any below investment grade fixed maturity securities at December 31, 2009 or December 31, 2008.

At December 31, 2009 and 2008, there were 62 and 37 fixed maturity securities with an aggregate gross unrealized loss of $21 million and $3 million, respectively, of which the single largest unrealized loss was $3 million and $0.5 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

There were no non-income producing available-for-sale securities for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

ASSETS ON DEPOSIT

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $1 million were on deposit with the State of New York as required by law.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EQUITY METHOD INVESTMENTS

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 39% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2009 and 2008, total assets of JHIMS were $40 million and $27 million, respectively, and total liabilities of JHIMS were $38 million and $25 million, respectively. For the years ended December 31, 2009, 2008, and 2007, net income of JHIMS was $328 million, $350 million, and $353 million, respectively. The Company's share of income earned from its investment in JHIMS was $127 million, $137 million, and $139 million for the years ended December 31, 2009, 2008, and 2007, respectively, and is included in net investment income.

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2009     2008     2007
                                                      ------   ------   ------
                                                            (IN MILLIONS)
NET INVESTMENT INCOME
   Fixed maturities ...............................    $ 43     $ 30     $ 27
   Policy loans ...................................       3        3        2
   Short-term investments .........................       2        5        5
   Other (1) ......................................     127      137      139
                                                       ----     ----     ----
   Gross investment income ........................     175      175      173
      Less investment expenses ....................       2        1        1
                                                       ----     ----     ----
Net investment income .............................    $173     $174     $172
                                                       ====     ====     ====
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES)
   Fixed maturities ...............................    $  1     $  6     $ (2)
   Other ..........................................      --        4       (4)
                                                       ----     ----     ----
Net realized investment and other gains (losses) ..    $  1     $ 10     $ (6)
                                                       ====     ====     ====

(1)  Primarily represents income earned from the Company's investment in JHIMS.

Gross gains were realized on the sale of available-for-sale securities of $3 million, $7 million, and $0.4 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $1 million, $0.1 million, and $0 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $0 million, $2 million, and $2 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Statements of Operations.

NOTE 3 -- INCOME TAXES

The Company joins with its parent and affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE 3 -- INCOME TAXES - (CONTINUED)

The components of income taxes were as follows:

                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                   -------------------
                                                    2009   2008   2007
                                                   -----   ----   ----
                                                      (IN MILLIONS)
Current taxes:
   Federal......................................    $ 77   $ 10    $33
Deferred taxes:
   Federal......................................      31    (21)    15
                                                    ----   ----    ---
Total income tax expense (benefit)..............    $108   $(11)   $48
                                                    ====   ====    ===

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations is as follows:

                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                   -------------------
                                                    2009   2008   2007
                                                   -----   ----   ----
                                                      (IN MILLIONS)
Tax at 35%......................................    $111   $ (8)  $ 57
Add (deduct):
   Prior year taxes.............................       2      3    (11)
   Dividends received deduction.................      (4)    (6)   (11)
   Unrecognized tax benefits....................      --     --     14
   Other........................................      (1)    --     (1)
                                                    ----   ----   ----
      Total income tax expense (benefit)........    $108   $(11)  $ 48
                                                    ====   ====   ====

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                  DECEMBER 31,
                                                  ------------
                                                   2009   2008
                                                   ----   ----
                                                  (IN MILLIONS)
DEFERRED TAX ASSETS:
   Differences in computing policy reserves....    $155   $108
   Securities and other investments............      --     79
   Unearned revenue............................      14     15
   Tax credits.................................       7      6
   Other.......................................       1     --
                                                   ----   ----
      Total deferred tax assets................     177    208
                                                   ----   ----
DEFERRED TAX LIABILITIES:
   Unrealized gains on investments.............       5     15
   Securities and other investments............      15     --
   Deferred policy acquisition costs...........     165    171
   Reinsurance.................................      79     67
   Deferred sales inducements..................      13     16
                                                   ----   ----
      Total deferred tax liabilities...........     277    269
                                                   ----   ----
         Net deferred tax liabilities..........    $100   $ 61
                                                   ====   ====

At December 31, 2009 and December 31, 2008 the Company had no operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The Company made income tax payments of $7 million, $32 million, and $32 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2003.

The Internal Revenue Service ("IRS") completed its examination of the Company's income tax returns for years 2004 through 2005 in July 2009. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The examination of the 2006 and 2007 tax years began in November 2009.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                  DECEMBER 31,
                                                                  ------------
                                                                   2009   2008
                                                                   ----   ----
                                                                  (IN MILLIONS)
Balance, beginning of year.....................................    $16     $16
Additions based on tax positions related to the current year...      2       3
(Reductions) additions for tax positions of prior years........     (1)     (3)
                                                                   ----    ---
Balance, end of year...........................................    $17     $16
                                                                   ====    ===

Included in the balance as of December 31, 2009 and 2008, respectively are $17 million and $16 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2009, are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $1 million, $(1) million, and $1 million in interest expense, respectively. The Company had approximately $2 million and $0 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

NOTE 4 -- RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS

The Company has formal service agreements with MLI and JHUSA. Under these agreements, the Company will pay direct investment and operating expenses incurred by MLI and JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations. Pursuant to an administrative services agreement, all intercompany services are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. Costs incurred under the agreements were $41 million, $47 million, and $45 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had accrued payables of $12 million and $9 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

In connection with the hedging risks associated with the Company's variable annuity products, the Company has entered into an Investment Service Agreement with MFC Global Investment Management (Canada), a division of Elliott & Page Limited ("E&P") effective December 28, 2009, pursuant to which E&P acts as investment advisor and program manager with respect to trading certain derivatives contracts for the Company's hedging program. The Company has also entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under both agreements shall be determined at fair market value.

CAPITAL STOCK TRANSACTIONS

On March 30, 2009, the Company received a $282 million capital contribution from JHUSA in exchange for one share of common stock. The amount included $84 million in cash and fixed maturities with a fair value of $216 million, reduced by a deferred tax liability of $18 million. The deferred tax liability was recognized as the fixed maturities contributed had a cost basis of $164 million.

On December 21, 2009, the Company received a capital contribution from JHUSA of $200 million in cash.

OTHER

The Company has entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC ("JHD"), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2009, 2008, and 2007, the Company was billed by JHD for underwriting commissions of $100 million, $130 million, and $129 million, respectively. The Company had accrued payables for services provided of $4 million at December 31, 2009 and 2008, respectively.

The Company had receivables from JHIMS relating to distributions of $13 million and $9 million, which were included in accrued investment income at December 31, 2009 and 2008, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements effective November 13, 2007. The Company had $139 million and $66 million invested in this pool at December 31, 2009 and 2008, respectively.

NOTE 5 -- REINSURANCE

The effect of reinsurance on life premiums written and earned was as follows:

                                               YEARS ENDED DECEMBER 31,
                                ------------------------------------------------------
                                      2009               2008               2007
                                    PREMIUMS           PREMIUMS           PREMIUMS
                                ----------------   ----------------   ----------------
                                WRITTEN   EARNED   WRITTEN   EARNED   WRITTEN   EARNED
                                -------   ------   -------   ------   -------   ------
                                                     (IN MILLIONS)
Direct.......................    $100      $100     $ 69      $ 70     $ 35      $ 35
Ceded........................     (73)      (73)     (52)      (52)     (30)      (30)
                                 ----      ----     ----      ----     ----      ----
   Net life premiums.........    $ 27      $ 27     $ 17      $ 18     $  5      $  5
                                 ====      ====     ====      ====     ====      ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

At December 31, 2009, the Company had treaties with twenty-one reinsurers (nineteen non-affiliated and two affiliated). The per policy life risk retained by the Company is capped at a maximum of $100 thousand. In 2009, recoveries under these agreements totaled $40 million on $48 million of death claims. In 2008, recoveries under these agreements totaled $28 million on $35 million of death claims. In 2007, recoveries under these agreements totaled $14 million on $17 million of death claims.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

NOTE 6 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company participates in a funded qualified defined benefit plan (the "Plan"). Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of Jannuary 1, 2002, the defined benefit pension plan was amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2009, 2008, and 2007, respectively.

The Company participates in a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The employee welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2009, 2008, and 2007, respectively.

The Company participates in a qualified defined contribution plan. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2009, 2008, and 2007.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE 7 -- COMMITMENTS AND LEGAL PROCEEDINGS

COMMITMENTS. The Company leases office space under operating lease agreements, which will expire in March of 2012. Rental expenses were $75 thousand, for each of the years ended December 31, 2009, 2008, and 2007, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

                                            OPERATING
                                             LEASES
                                         --------------
                                         (IN THOUSANDS)
2010..................................        $ 53
2011..................................          52
2012..................................          13
                                              ----
Total minimum lease payments..........        $118
                                              ====

LEGAL PROCEEDINGS. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the New York Insurance Department, the New York Attorney General, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

NOTE 8 -- SHAREHOLDER'S EQUITY

CAPITAL STOCK

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income were as follows:

                                                                                   ACCUMULATED
                                                                 NET UNREALIZED       OTHER
                                                                   INVESTMENT     COMPREHENSIVE
                                                                 GAINS (LOSSES)       INCOME
                                                                 --------------   -------------
                                                                          (IN MILLIONS)
BALANCE AT JANUARY 1, 2007....................................        $ 1              $ 1
Gross unrealized investment gains (net of deferred income tax
   expense of $6 million)...................................           11               11
Reclassification adjustment for gains realized in net income
   (net of deferred income tax benefit of $0 million).........         --               --
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of
   $0.3 million)..............................................         (1)              (1)
                                                                      ---              ---
Net unrealized investment gains...............................         10               10
                                                                      ---              ---
BALANCE AT DECEMBER 31, 2007..................................        $11              $11
                                                                      ===              ===

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                                                    NET          ACCUMULATED
                                                                 UNREALIZED         OTHER
                                                                 INVESTMENT     COMPREHENSIVE
                                                               GAINS (LOSSES)       INCOME
                                                               --------------   -------------
                                                                        (IN MILLIONS)
BALANCE AT JANUARY 1, 2008..................................      $ 11              $ 11
Gross unrealized investment gains (net of deferred income
   tax expense of $15 million)..............................        29                29
Reclassification adjustment for gains realized in net
   income (net of deferred income tax benefit of
    $2 million).............................................        (5)               (5)
Adjustment for deferred policy acquisition costs and
   deferred sales inducements and unearned revenue
   liability (net of deferred income tax benefit of $3
   million).................................................        (5)               (5)
Adjustment for policyholder liabilities (net of deferred
   income tax benefit of $2 million)........................        (3)               (3)
                                                                  ----              ----
Net unrealized investment gains.............................        16                16
                                                                  ----              ----
BALANCE AT DECEMBER 31, 2008................................      $ 27              $ 27
                                                                  ====              ====
Gross unrealized investment losses (net of deferred income
   tax benefit of $14 million)..............................      $(26)             $(26)
Reclassification adjustment for gains realized in net
   income (net of deferred income tax benefit of
   $1 million)..............................................        (1)               (1)
Adjustment for deferred policy acquisition costs, deferred
   sales inducements and unearned revenue liability (net of
   deferred income tax expense of $1 million)...............         2                 2
Adjustment for policyholder liabilities (net of deferred
   income tax expense of $1 million)........................         3                 3
                                                                  ----              ----
Net unrealized investment losses............................       (22)              (22)
                                                                  ----              ----
BALANCE AT DECEMBER 31, 2009................................      $  5              $  5
                                                                  ====              ====

Net unrealized investment gains (losses) included on the Company's Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                           DECEMBER 31,
                                                                                        ------------------
                                                                                        2009   2008   2007
                                                                                        ----   ----   ----
                                                                                           (IN MILLIONS)
Balance, end of year comprises:
   Unrealized investment gains on:
      Fixed maturities...............................................................   $14    $ 56   $18
                                                                                        ---    ----   ---
   Total.............................................................................    14      56    18
Amounts of unrealized investment (losses) gains attributable to:
      Deferred policy acquisition costs, deferred sales inducements and unearned
         revenue liability...........................................................    (6)     (9)   (1)
      Policyholder liabilities.......................................................    (1)     (5)   --
      Deferred income taxes..........................................................    (2)    (15)   (6)
                                                                                        ---    ----   ---
   Total.............................................................................    (9)    (29)   (7)
                                                                                        ---    ----   ---
Net unrealized investment gains......................................................   $ 5    $ 27   $11
                                                                                        ===    ====   ===

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE 8 -- SHAREHOLDER'S EQUITY - (CONTINUED)

STATUTORY RESULTS

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is New York.

The Company's statutory net income (loss) for the years ended December 31, 2009, 2008, and 2007 was $310 million (unaudited), $(329) million, and $66 million, respectively.

The Company's statutory capital and surplus as of December 31, 2009 and 2008 was $1,017 million (unaudited) and $218 million, respectively.

Under New York insurance law, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Insurance (the "Superintendent"). New York law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders' surplus as of the immediately preceding calendar year or (ii) the company's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains.

NOTE 9 -- SEGMENT INFORMATION

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers and (3) Corporate.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance products, including whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

WEALTH MANAGEMENT SEGMENT. Offers individual and group annuities contracts. Individual annuities consist of fixed deferred annuities and variable annuities. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

CORPORATE. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The following table summarizes selected financial information by segment for the periods indicated:

                                                                                           WEALTH
                                                                            PROTECTION   MANAGEMENT   CORPORATE    TOTAL
                                                                            ----------   ----------   ---------   ------
                                                                                            (IN MILLIONS)
2009
   Revenues from external customers .....................................     $  132       $   93       $   --    $  225
   Net investment income ................................................         17           19          137       173
   Net realized investment and other gains ..............................          1           --           --         1
                                                                              ------       ------       ------    ------
   Revenues .............................................................     $  150       $  112       $  137    $  399
                                                                              ======       ======       ======    ======
   Net (loss) income ....................................................     $  (13)      $  134       $   88    $  209
                                                                              ======       ======       ======    ======
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for by the equity
      method ............................................................     $   --       $   20       $  107    $  127
   Carrying value of investments accounted for under the equity method ..         --           --            1         1
   Amortization of deferred policy acquisition costs and deferred
      sales inducements .................................................         23           91           --       114
   Income tax (benefit) expense .........................................         (7)          68           47       108
   Segment assets .......................................................     $  869       $7,025       $1,564    $9,458

                                                                                           WEALTH
                                                                            PROTECTION   MANAGEMENT   CORPORATE    TOTAL
                                                                            ----------   ----------   ---------   ------
                                                                                            (IN MILLIONS)
2008
   Revenues from external customers .....................................      $ 82        $   98       $ --      $  180
   Net investment income ................................................        12            24        138         174
   Net realized investment and other gains (losses) .....................        10             1         (1)         10
                                                                               ----        ------       ----      ------
   Revenues .............................................................      $104        $  123       $137      $  364
                                                                               ====        ======       ====      ======
   Net (loss) income ....................................................      $ (5)       $  (91)      $ 86      $  (10)
                                                                               ====        ======       ====      ======
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for by the equity
      method ............................................................      $ --        $   21       $116      $  137
   Carrying value of investments accounted for under the equity method ..        --            --          1           1
   Amortization of deferred policy acquisition costs and deferred
      sales inducements .................................................        (8)          (27)        --         (35)
   Income tax (benefit) expense .........................................        (3)          (59)        51         (11)
   Segment assets .......................................................      $614        $5,370       $952      $6,936

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                                                                           WEALTH
                                                                            PROTECTION   MANAGEMENT   CORPORATE    TOTAL
                                                                            ----------   ----------   ---------   ------
                                                                                            (IN MILLIONS)
2007
   Revenues from external customers .....................................       $61          $ 99        $ --     $ 160
   Net investment income ................................................         7            30         135       172
   Net realized investment and other losses .............................        (5)           --          (1)       (6)
                                                                                ---          ----        ----     -----
   Revenues .............................................................       $63          $129        $134     $ 326
                                                                                ===          ====        ====     =====
   Net income ...........................................................       $ 6          $ 16        $ 93     $ 115
                                                                                ===          ====        ====     =====
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for by the equity
      method ............................................................       $--          $ 22        $117     $ 139
   Carrying value of investments accounted for under the equity method ..        --            --           1         1
   Amortization of deferred policy acquisition costs and deferred
      sales inducements .................................................        15            23          --        38
   Income tax expense ...................................................         3             6          39        48

The Company operates primarily in the United States and has no reportable major customers.

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                                          DECEMBER 31,
                                                             -------------------------------------
                                                                    2009                2008
                                                             -----------------   -----------------
                                                             CARRYING    FAIR    CARRYING    FAIR
                                                               VALUE     VALUE     VALUE     VALUE
                                                             --------   ------   --------   ------
                                                                         (IN MILLIONS)
ASSETS:
   Fixed maturities:
      Corporate securities ...............................    $  623    $  623    $  359    $  359
      U.S. Treasury securities and obligations of U.S.
         government corporations and agencies ............       479       479       365       365
      Obligations of states and political subdivisions ...        31        31        --        --
      Debt securities issued by foreign governments ......       102       102         2         2
   Policy loans ..........................................        55        55        43        43
   Short-term investments ................................       107       107       514       514
   Cash and cash equivalents .............................       669       669        64        64
   Embedded derivatives ..................................        41        41        40        40
   Separate account assets ...............................     6,648     6,648     4,865     4,865
LIABILITIES:
   Fixed-rate deferred annuities .........................         3         3        --        --
   Embedded derivatives ..................................        53        53       275       275

Effective January 1, 2008, the Company adopted ASC 820, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS - (CONTINUED)

- Financial Instruments Measured at Fair Value and Reported in the Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. There are no assets and liabilities measured at fair value on a non recurring basis.

- Other Financial Instruments not Reported at Fair Value - This category includes assets and liabilities which do not require the additional ASC 820 disclosures, as follows:

POLICY LOANS - These loans are carried at unpaid principal balances, which approximate their fair values.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

FIXED-RATE DEFERRED ANNUITIES - The fair value of these financial instruments is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON THE BALANCE SHEETS

VALUATION HIERARCHY

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include separate account assets.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and short-term investments are classified within Level 2.

- Level 3 - Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

FIXED MATURITIES

For fixed maturities, including corporate, US Treasury, foreign government and obligations of states and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

SHORT-TERM INVESTMENTS

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets, and are classified within Level 1 as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

EMBEDDED DERIVATIVES

As defined in FAS 133, "Accounting for Derivative Instrument and Hedging Activities", now incorporated into ASC 815, "Disclosures about Derivative Instruments and Hedging Activites," which is now incorporated into ASC 944 - "Financial Services - Insurance" ("ASC 944"), the Company holds assets and liabilities classified as embedded derivatives, which are reported separately on the balance sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB").

Embedded derivatives are recorded in financial statements at fair value, separately from their host contract, and the change in their fair value is reflected in benefits to policyholders. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer. Therefore, fair value reflects the reporting entity's own credit risk.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value and reported as a summarized total on the balance sheets in accordance with ASC 944. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include: investments in mutual funds, short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values ("NAV"). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009.

                                                                        DECEMBER 31, 2009
                                                            ----------------------------------------
                                                               TOTAL
                                                            FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                                            ----------   -------   -----------------
                                                                          (IN MILLIONS)
ASSETS:
   Fixed maturities:
      Corporate securities ..............................     $  623      $   --    $  623     $--
      U.S. Treasury securities and obligations of U.S.
         government corporations and agencies ...........        479          --       479      --
      Obligations of states and political subdivisions ..         31          --        31      --
      Debt securities issued by foreign governments .....        102          --       102      --
   Short-term investments ...............................        107          --       107      --
   Separate account assets (1) ..........................      6,648       6,648       --       --
   Embedded derivatives .................................         41          --       --       41
                                                              ------      ------    ------     ---
TOTAL ASSETS AT FAIR VALUE ..............................     $8,301      $6,648    $1,342     $41
                                                              ======      ======    ======     ===
LIABILITIES:
   Embedded derivatives .................................     $   53      $   --    $  --      $53
                                                              ------      ------    ------     ---
TOTAL LIABILITIES AT FAIR VALUE .........................     $   53      $   --    $  --      $53
                                                              ======      ======    ======     ===

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                                                        DECEMBER 31, 2008
                                                            ----------------------------------------
                                                              TOTAL
                                                            FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                                            ----------   -------   -----------------
                                                                          (IN MILLIONS)
ASSETS:
   Fixed maturities:
      Corporate securities ..............................     $  359      $   --    $  359    $ --
      U.S. Treasury securities and obligations of U.S.
         government corporations and agencies ...........        365          --       365      --
      Debt securities issued by foreign governments .....          2          --         2      --
   Short-term investments ...............................        514          --       514      --
   Separate account assets (1) ..........................      4,865       4,865        --      --
   Embedded derivatives .................................         40        --          --      40
                                                              ------      ------    ------    ----
TOTAL ASSETS AT FAIR VALUE ..............................     $6,145      $4,865    $1,240    $ 40
                                                              ======      ======    ======    ====
LIABILITIES:
  Embedded derivatives ..................................     $  275      $   --    $   --    $275
                                                              ------      ------    ------    ----
TOTAL LIABILITIES AT FAIR VALUE .........................     $  275      $   --    $   --    $275
                                                              ======      ======    ======    ====

(1) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

LEVEL 3 FINANCIAL INSTRUMENTS

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

                                                                 2009          2008
                                                                 NET           NET
                                                               EMBEDDED      EMBEDDED
                                                             DERIVATIVES   DERIVATIVES
                                                             -----------   -----------
                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, ....................................      $(235)        $ (28)
   Net realized/unrealized gains (losses) included in:
      Net income (loss) (1) ..............................        223          (207)
      Other comprehensive income .........................         --            --
   Purchases, issuances, (sales) and (settlements), net ..         --            --
   Transfers in and/or (out) of Level 3, net (2) .........         --            --
                                                                -----         -----
BALANCE AT DECEMBER 31, ..................................      $ (12)        $(235)
                                                                =====         =====
Gains (losses) for the period included in earnings
   attributable to the change in unrealized gains (losses)
   relating to assets and liabilities still held at
   December 31, ..........................................      $ 223         $(207)
                                                                =====         =====

(1) This amount is included in benefits to policyholders in the Statement of Operations. All gains and losses on level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(2) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A NON RECURRING BASIS

During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE 11 -- CERTAIN SEPARATE ACCOUNTS

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Balance Sheets as total separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                                DECEMBER 31,
                                                               --------------
                                                               2009     2008
                                                               -----   ------
                                                                (IN MILLIONS,
                                                               EXCEPT FOR AGE)
LIFE INSURANCE CONTRACTS WITH GUARANTEED BENEFITS
   In the event of death
   Account value ...........................................    $44     $24
   Net amount at risk related to deposits ..................      7       5
   Average attained age of contract holders ................     45      43

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit ("GMIB") riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                                                                 DECEMBER 31,
                                                             -------------------
                                                               2009       2008
                                                             --------   --------
                                                            (IN MILLIONS, EXCEPT
                                                                  FOR AGES)
GUARANTEED MINIMUM DEATH BENEFIT
   Return of net deposits
   In the event of death
      Account value ......................................    $1,426     $1,078
      Net amount at risk- net of reinsurance .............       103        328
      Average attained age of contract holders ...........        64         63
   Highest specified anniversary account value minus
   withdrawals post anniversary
   In the event of death
      Account value ......................................    $2,827     $2,322
      Net amount at risk- net of reinsurance .............       300        656
      Average attained age of contract holders ...........        64         64
GUARANTEED MINIMUM INCOME BENEFIT
      Account value ......................................    $  477     $  401
      Net amount at risk- net of reinsurance .............        --         --
      Average attained age of contract holders ...........        61         60
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      Account value ......................................    $2,802     $2,075
      Net amount at risk .................................       470        860
      Average attained age of contract holders ...........        63         62

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                                               DECEMBER 31,
                                             ---------------
                                              2009     2008
                                             ------   ------
                                              (IN MILLIONS)
TYPE OF FUND
Equity ...................................   $1,907   $1,510
Balanced .................................    1,617    1,114
Bonds ....................................      527      423
Money market .............................      111      155
                                             ------   ------
   Total .................................   $4,162   $3,202
                                             ======   ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                           GUARANTEED   GUARANTEED   GUARANTEED
                                             MINIMUM      MINIMUM     MINIMUM
                                              DEATH       INCOME     WITHDRAWAL
                                             BENEFIT      BENEFIT     BENEFIT
                                             (GMDB)       (GMIB)       (GMWB)     TOTAL
                                           ----------   ----------   ----------   -----
                                                           (IN MILLIONS)
Balance at January 1, 2009 .............      $ 36         $ 12         $ 277     $ 325
Incurred guarantee benefits ............       (15)          --            --       (15)
Other reserve changes ..................        (1)          (6)         (223)     (230)
                                              ----         ----         -----     -----
Balance at December 31, 2009 ...........        20            6            54        80
Reinsurance recoverable ................        --          (41)           --       (41)
                                              ----         ----         -----     -----
Net balance at December 31, 2009 .......      $ 20         $(35)        $  54     $  39
                                              ====         ====         =====     =====
Balance at January 1, 2008 .............      $ 11         $  4         $  48     $  63
Incurred guarantee benefits ............        (8)          --            --        (8)
Other reserve changes ..................        33            8           229       270
                                              ----         ----         -----     -----
Balance at December 31, 2008 ...........        36           12           277       325
Reinsurance recoverable ................        (1)         (40)           --       (41)
                                              ----         ----         -----     -----
Net balance at December 31, 2008 .......      $ 35         $(28)        $ 277     $ 284
                                              ====         ====         =====     =====

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944 - "Financial Services - Insurance" ("ASC 944"), and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, "Disclosures about Derivative Instruments and Hedging Activities" ("ASC 815").

The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

     - Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

     - For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

     - Mean return and volatility assumptions were determined by asset classes. Market consistent observed volatilities were used where available for ASC 815 calculations.

     - Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

     - Annuity lapse rates vary by contract type, commission type, duration, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB/GMWB.

     - The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the ASC 944 calculations. The discount rates used for ASC 815 calculations is based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE 12 -- DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                             DECEMBER 31,
                                                             ------------
                                                              2009   2008
                                                             -----   ----
                                                             (IN MILLIONS)
Balance, beginning of year ...............................   $ 553   $394
Capitalization ...........................................      97    134
Amortization (1) .........................................    (104)    35
Change in unrealized investment gains and losses .........       4    (10)
Adoption of ASC 320 ......................................       1     --
                                                             -----   ----
Balance, end of year .....................................   $ 551   $553
                                                             =====   ====

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                             DECEMBER 31,
                                                             ------------
                                                              2009   2008
                                                             -----   ----
                                                             (IN MILLIONS)

Balance, beginning of year ...............................   $ 46     $37
Capitalization ...........................................      2       9
Amortization (1) .........................................    (10)     --
Change in unrealized investment gains and losses .........     (1)     --
                                                             ----     ---
Balance, end of year .....................................   $ 37     $46
                                                             ====     ===

(1) In 2009 and 2008, DAC and DSI amortization includes significant unlocking due to the estimated gross profit impact arising from the change in benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall amortization change during the year.

NOTE 13 -- SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 financial statements through the date on which the financial statements were issued.

On January 1, 2010, approximately $7 billion of New York ("NY") life insurance, fixed product and variable annuity reserves and liabilities related to policyholders who resided in the State of NY ("NY business"), including the assets supporting the business, were transferred from JHUSA to the Company. The transfer of the NY business was completed pursuant to the merger of JHLICO and JHVLICO into JHUSA on December 31, 2009. Since the surviving entity, JHUSA, is not licensed in NY, JHLICO filed a Plan of Withdrawal (the "Plan") with the State of NY, and pursuant to the Plan, JHUSA transferred substantially all of its NY business to the Company on January 1, 2010.

The NY business was transferred using assumption reinsurance and coinsurance with cut-through provisions. The estimated January 1, 2010 net impact of these transfers on the Company's balance sheet was an increase in total assets and total liabilities of approximately $7 billion and an increase in net income of approximately $125 million.

                                 AUDITED FINANCIAL STATEMENTS

                                 John Hancock Life Insurance Company of New York Separate Account A
                                 December 31, 2009

                 John Hancock Life Insurance Company of New York
                               Separate Account A

                          Audited Financial Statements

                                December 31, 2009

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered
   Public Accounting Firm .................................................    1
Statement of Assets and Liabilities .......................................    4
Statement of Operations and Changes in Contract Owners' Equity ............   28
Notes to Financial Statements .............................................   78

                              (ERNST & YOUNG LOGO)

                                                ERNST & YOUNG LLP
                                                200 Clarendon Street
                                                Boston, Massachusetts 02116-5072

                                                Tel: + 1 617 266 2000
                                                Fax: + 1 617 266 5843
                                                www.ey.com

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A, the "Account," comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
500 Index Trust Series NAV
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series I
American Asset Allocation Series II
American Blue-Chip Income & Growth Series II
American Blue-Chip Income & Growth Series III
American Bond Series II
American Bond Series III
American Fundamental Holdings Series II
American Global Diversification Series II
American Global Growth Series II
American Global Small Capitalization Series II
American Global Small Capitalization Series III
American Growth Series II
American Growth Series III
American Growth-Income Series I
American Growth-Income Series II
American Growth-Income Series III
American High-Income Bond Series II
American High-Income Bond Series III
American International Series II
American International Series III
American New World Series II
Blue Chip Growth Series I
Blue Chip Growth Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
CGTC Overseas Equity Series II
Core Allocation Plus Series II
Core Allocation Series I
Core Allocation Series II
Core Balanced Series I
Core Balanced Series II
Core Balanced Strategy Series NAV
Core Disciplined Diversification Series II
Core Fundamental Holdings Series II
Core Fundamental Holdings Series III
Core Global Diversification Series II
Core Global Diversification Series III
Core Strategy Series II
Core Strategy Series NAV
Disciplined Diversification Series II
DWS Equity 500 Index
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
International Core Series I
International Core Series II
International Equity Index A Trust Series I
International Equity Index A Trust Series II

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

International Equity Index Series NAV
International Small Company Series I
International Small Company Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Money Market Series I
Money Market Series II
Money Market Trust B Series NAV
Mutual Shares Series I
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
Pacific Rim Series I
Pacific Rim Series II
PIMCO All Asset
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Company Value Series I
Small Company Value Series II
Smaller Company Growth Series I
Smaller Company Growth Series II
Strategic Bond Series I
Strategic Bond Series II
Strategic Income Series II
T Rowe Price Mid Value Series I
T Rowe Price Mid Value Series II
Total Bond Market Trust A Series II
Total Bond Market Trust A Series NAV
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

as of December 31, 2009, and the related statements of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the American Century - Small Company Series II, Emerging Small Company Series I, Emerging Small Company Series II, Global Allocation Series I, Global Allocation Series II, Income & Value Series I, Income & Value Series II, International Small Cap Series I, International Small Cap Series II, LMFC Core Equity Series II, Mid Cap Intersection Series II, Mid Cap Value Series I, Mid Cap Value Series II, PIM Class Value Series II, Scudder Fixed Income - B, U.S. Large Cap Value Series I, and U.S. Large Cap Value Series II sub-accounts (the "closed sub-accounts") for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2009, and the results of their and the closed sub-accounts' operations and changes in contract owners' equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  (ERNST & YOUNG LLP)

April 7, 2010

                                   A member firm of Ernst & Young Global Limited

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                      500 Index                            500 Index
                                       Fund B     500 Index   500 Index      Trust    Active Bond  Active Bond
                                     Series NAV   Series I    Series II   Series NAV    Series I    Series II
                                     ----------  ----------  -----------  ----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $6,043,437  $2,707,869  $10,214,567   $227,563    $4,800,752  $46,780,209
                                     ==========  ==========  ===========   ========    ==========  ===========
NET ASSETS
Contracts in accumulation            $6,043,437  $2,707,869  $10,214,567   $227,563    $4,800,752  $46,780,209
Contracts in payout (annuitization)          --          --           --         --            --           --
                                     ----------  ----------  -----------   --------    ----------  -----------
Total net assets                     $6,043,437  $2,707,869  $10,214,567   $227,563    $4,800,752  $46,780,209
                                     ==========  ==========  ===========   ========    ==========  ===========
Units outstanding                       641,987     288,558      810,761     14,732       335,545    3,309,048
Unit value                           $     9.41  $     9.38  $     12.60   $  15.45    $    14.31  $     14.14
Shares                                  434,467     278,015    1,051,964     23,704       521,821    5,084,805
Cost                                 $7,875,458  $3,029,173  $11,266,943   $217,634    $4,912,509  $47,898,275

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       All Cap      All Cap      All Cap    All Cap     All Cap      All Cap
                                     Core Series  Core Series    Growth      Growth       Value       Value
                                          I           II        Series I    Series II   Series I   Series II
                                     -----------  -----------  ----------  ----------  ----------  ----------
TOTAL ASSETS
Investments at fair value             $3,792,248   $1,083,436  $6,225,131  $1,887,533  $1,806,661  $4,735,349
                                      ==========   ==========  ==========  ==========  ==========  ==========
NET ASSETS
Contracts in accumulation             $3,792,248   $1,083,436  $6,225,131  $1,887,533  $1,806,661  $4,735,349
Contracts in payout (annuitization)           --           --          --          --          --          --
                                      ----------   ----------  ----------  ----------  ----------  ----------
Total net assets                      $3,792,248   $1,083,436  $6,225,131  $1,887,533  $1,806,661  $4,735,349
                                      ==========   ==========  ==========  ==========  ==========  ==========
Units outstanding                        283,207       77,751     493,030     170,832     121,385     299,688
Unit value                            $    13.39   $    13.93  $    12.63  $    11.05  $    14.88  $    15.80
Shares                                   256,406       73,354     448,497     137,275     255,178     669,781
Cost                                  $3,471,984   $1,332,367  $6,359,038  $2,190,808  $2,238,194  $6,247,868

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                 American    American
                                                                  Blue-        Blue-
                                      American     American       Chip         Chip
                                        Asset        Asset       Income &    Income &     American     American
                                     Allocation   Allocation      Growth      Growth        Bond         Bond
                                      Series I     Series II    Series II   Series III    Series II   Series III
                                     ----------  ------------  -----------  ----------  ------------  ----------
TOTAL ASSETS
Investments at fair value            $9,734,868  $101,400,617  $ 9,945,399    $90,006   $ 93,467,496   $134,519
                                     ==========  ============  ===========    =======   ============   ========
NET ASSETS
Contracts in accumulation            $9,724,371  $101,400,617  $ 9,945,399    $90,006   $ 93,467,496   $134,519
Contracts in payout (annuitization)      10,497            --           --         --             --         --
                                     ----------  ------------  -----------    -------   ------------   --------
Total net assets                     $9,734,868  $101,400,617  $ 9,945,399    $90,006   $ 93,467,496   $134,519
                                     ==========  ============  ===========    =======   ============   ========
Units outstanding                       924,283     9,657,714      645,237      8,370      7,265,638     10,793
Unit value                           $    10.53  $      10.50  $     15.41    $ 10.75   $      12.86   $  12.46
Shares                                  975,438    10,160,383      968,394      8,781      7,995,509     11,517
Cost                                 $8,250,596  $103,464,913  $13,876,271    $85,987   $101,151,071   $135,952

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                   American        American
                                       American                      American       Global          Global
                                     Fundamental  American Global     Global         Small           Small        American
                                       Holdings   Diversification     Growth    Capitalization  Capitalization     Growth
                                      Series II      Series II      Series II      Series II      Series III     Series II
                                     -----------  ---------------  -----------  --------------  --------------  ------------
TOTAL ASSETS
Investments at fair value            $79,090,378    $54,994,425    $13,372,971    $4,816,603        $9,041      $134,438,613
                                     ===========    ===========    ===========    ==========        ======      ============
NET ASSETS
Contracts in accumulation            $79,090,378    $54,994,425    $13,372,971    $4,816,603        $9,041      $134,438,613
Contracts in payout (annuitization)           --             --             --            --            --                --
                                     -----------    -----------    -----------    ----------        ------      ------------
Total net assets                     $79,090,378    $54,994,425    $13,372,971    $4,816,603        $9,041      $134,438,613
                                     ===========    ===========    ===========    ==========        ======      ============
Units outstanding                      7,421,868      5,088,467      1,203,593       496,793           876         8,519,369
Unit value                           $     10.66    $     10.81    $     11.11    $     9.70        $10.32      $      15.78
Shares                                 8,307,813      5,819,516      1,312,362       573,405         1,076        10,169,335
Cost                                 $76,128,459    $54,132,373    $14,945,889    $5,254,315        $7,768      $173,761,604

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                         American     American
                                                  American     American     American      High-        High-
                                      American     Growth-      Growth-      Growth-      Income       Income
                                       Growth      Income       Income       Income    Bond Series  Bond Series
                                     Series III   Series I    Series II    Series III       II          III
                                     ----------  ----------  ------------  ----------  -----------  -----------
TOTAL ASSETS
Investments at fair value              $44,214   $9,281,621  $121,877,742    $18,081    $4,311,955    $ 98,348
                                       =======   ==========  ============    =======    ==========    ========
NET ASSETS
Contracts in accumulation              $44,214   $9,281,621  $121,877,742    $18,081    $4,311,955    $ 98,348
Contracts in payout (annuitization)         --           --            --         --            --          --
                                       -------   ----------  ------------    -------    ----------    --------
Total net assets                       $44,214   $9,281,621  $121,877,742    $18,081    $4,311,955    $ 98,348
                                       =======   ==========  ============    =======    ==========    ========
Units outstanding                        4,287      591,841     8,246,370      1,668       355,648       7,334
Unit value                             $ 10.31   $    15.68  $      14.78    $ 10.84    $    12.12    $  13.41
Shares                                   3,349      684,990     9,001,310      1,337       422,327       9,642
Cost                                   $42,632   $7,406,959  $150,203,189    $16,220    $4,173,775    $100,469

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        American       American     American
                                     International  International     New       Blue Chip    Blue Chip      Capital
                                         Series         Series       World        Growth      Growth     Appreciation
                                           II            III        Series II    Series I    Series II     Series I
                                     -------------  -------------  ----------  -----------  -----------  ------------
TOTAL ASSETS
Investments at fair value             $79,897,961      $41,924     $4,825,915  $22,583,428  $17,229,507   $7,034,493
                                      ===========      =======     ==========  ===========  ===========   ==========
NET ASSETS
Contracts in accumulation             $79,897,961      $41,924     $4,825,915  $22,541,493  $17,229,507   $7,034,493
Contracts in payout (annuitization)            --           --             --       41,935           --          --
                                      -----------      -------     ----------  -----------  -----------   ----------
Total net assets                      $79,897,961      $41,924     $4,825,915  $22,583,428  $17,229,507   $7,034,493
                                      ===========      =======     ==========  ===========  ===========   ==========
Units outstanding                       3,654,277        3,655        390,957    1,321,971    1,286,919      791,397
Unit value                            $     21.86      $ 11.47     $    12.34  $     17.08  $     13.39   $     8.89
Shares                                  5,151,384        2,710        407,594    1,294,179      990,771      790,392
Cost                                  $98,892,215      $42,109     $4,704,784  $20,819,317  $17,271,254   $6,942,365

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        Capital       Capital       CGTC       Core
                                     Appreciation  Appreciation  Overseas   Allocation     Core        Core
                                        Series         Value       Equity      Plus     Allocation  Allocation
                                          II         Series II   Series II   Series II   Series I    Series II
                                     ------------  ------------  ---------  ----------  ----------  ----------
TOTAL ASSETS
Investments at fair value             $8,267,421    $21,392,059   $443,680  $8,364,441    $45,315   $2,612,592
                                      ==========    ===========   ========  ==========    =======   ==========
NET ASSETS
Contracts in accumulation             $8,267,421    $21,392,059   $443,680  $8,364,441    $45,315   $2,612,592
Contracts in payout (annuitization)           --             --         --          --         --           --
                                      ----------    -----------   --------  ----------    -------   ----------
Total net assets                      $8,267,421    $21,392,059   $443,680  $8,364,441    $45,315   $2,612,592
                                      ==========    ===========   ========  ==========    =======   ==========
Units outstanding                        600,894      1,848,324     30,865     775,960      3,065      173,650
Unit value                            $    13.76    $     11.57   $  14.37  $    10.78    $ 14.78   $    15.05
Shares                                   936,288      1,866,672     46,410     824,895      3,070      176,885
Cost                                  $8,130,928    $17,179,529   $546,084  $7,088,562    $45,733   $2,545,153

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                             Core
                                                           Balanced       Core            Core         Core
                                      Core        Core     Strategy    Disciplined    Fundamental  Fundamental
                                     Balanced   Balanced    Series   Diversification    Holdings     Holdings
                                     Series I   Series II     NAV       Series II      Series II   Series III
                                     --------  ----------  --------  ---------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $110,150  $4,769,350   $24,900     $4,788,407     $7,362,985     $2,605
                                     ========  ==========   =======     ==========     ==========     ======
NET ASSETS
Contracts in accumulation            $110,150  $4,769,350   $24,900     $4,788,407     $7,362,985     $2,605
Contracts in payout (annuitization)        --          --        --             --             --         --
                                     --------  ----------   -------     ----------     ----------     ------
Total net assets                     $110,150  $4,769,350   $24,900     $4,788,407     $7,362,985     $2,605
                                     ========  ==========   =======     ==========     ==========     ======
Units outstanding                       7,475     317,395     1,821        311,316        500,513        180
Unit value                           $  14.74  $    15.03   $ 13.67     $    15.38     $    14.71     $14.47
Shares                                  7,378     319,234     1,834        312,559        501,908        178
Cost                                 $102,649  $4,549,313   $25,407     $4,650,264     $6,962,797     $2,618

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                        Core
                                       Core Global      Core Global    Core Strategy  Strategy    Disciplined        DWS
                                     Diversification  Diversification     Series       Series   Diversification  Equity 500
                                        Series II        Series III         II           NAV       Series II        Index
                                     ---------------  ---------------  -------------  --------  ---------------  ----------
TOTAL ASSETS
Investments at fair value              $13,364,285         $2,598       $51,521,580   $424,014     $8,209,925    $3,883,150
                                       ===========         ======       ===========   ========     ==========    ==========
NET ASSETS
Contracts in accumulation              $13,364,285         $2,598       $51,521,580   $424,014     $8,209,925    $3,883,150
Contracts in payout (annuitization)             --             --                --         --             --            --
                                       -----------         ------       -----------   --------     ----------    ----------
Total net assets                       $13,364,285         $2,598       $51,521,580   $424,014     $8,209,925    $3,883,150
                                       ===========         ======       ===========   ========     ==========    ==========
Units outstanding                          879,791            174         4,216,608     29,704        718,555       222,514
Unit value                             $     15.19         $14.93       $     12.22   $  14.27     $    11.43    $    17.45
Shares                                     878,651            171         4,460,743     36,839        743,653       332,746
Cost                                   $12,959,074         $2,614       $54,225,583   $402,964     $6,931,774    $4,326,870

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                   Financial  Financial     Founding    Fundamental
                                     Equity-Income  Equity-Income   Services   Services    Allocation      Value
                                        Series I      Series II     Series I   Series II    Series II     Series I
                                     -------------  -------------  ---------  ----------  ------------  -----------
TOTAL ASSETS
Investments at fair value             $29,466,711    $24,195,632    $911,997  $4,423,347  $ 96,556,117  $30,865,519
                                      ===========    ===========    ========  ==========  ============  ===========
NET ASSETS
Contracts in accumulation             $29,445,035    $24,195,632    $911,997  $4,423,347  $ 96,556,117  $30,861,240
Contracts in payout (annuitization)        21,676             --          --          --            --        4,279
                                      -----------    -----------    --------  ----------  ------------  -----------
Total net assets                      $29,466,711    $24,195,632    $911,997  $4,423,347  $ 96,556,117  $30,865,519
                                      ===========    ===========    ========  ==========  ============  ===========
Units outstanding                       1,176,917      1,793,196      75,363     349,051     9,835,744    2,370,649
Unit value                            $     25.04    $     13.49    $  12.10  $    12.67  $       9.82  $     13.02
Shares                                  2,401,525      1,976,767      86,200     419,672    10,326,857    2,413,254
Cost                                  $36,856,128    $30,258,235    $968,049  $5,102,400  $109,529,413  $25,165,697

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Fundamental     Global       Global       Global        Global       Health
                                        Value     Bond Series  Bond Series  Trust Series  Trust Series   Sciences
                                      Series II        I           II            I             II        Series I
                                     -----------  -----------  -----------  ------------  ------------  ----------
TOTAL ASSETS
Investments at fair value            $38,514,538  $ 4,111,147  $18,681,678   $ 9,789,283   $5,046,009   $2,395,960
                                     ===========  ===========  ===========   ===========   ==========   ==========
NET ASSETS
Contracts in accumulation            $38,514,538  $ 4,111,147  $18,681,678   $ 9,780,720   $5,046,009   $2,395,960
Contracts in payout (annuitization)           --           --           --         8,563           --           --
                                     -----------  -----------  -----------   -----------   ----------   ----------
Total net assets                     $38,514,538  $ 4,111,147  $18,681,678   $ 9,789,283   $5,046,009   $2,395,960
                                     ===========  ===========  ===========   ===========   ==========   ==========
Units outstanding                      2,813,343      154,685    1,016,226       407,879      351,866      134,134
Unit value                           $     13.69  $     26.58  $     18.38   $     24.00   $    14.34   $    17.86
Shares                                 3,016,017      338,645    1,549,061       717,689      371,030      178,271
Cost                                 $41,501,674  $ 4,627,694  $20,756,502   $10,471,112   $6,458,939   $2,376,036

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       Health    High Income                          International  International
                                      Sciences      Series    High Yield  High Yield       Core          Core
                                      Series II      II        Series I    Series II     Series I      Series II
                                     ----------  -----------  ----------  ----------  -------------  -------------
TOTAL ASSETS
Investments at fair value            $6,463,590   $1,323,792  $3,895,684  $8,953,289    $2,336,287     $1,877,809
                                     ==========   ==========  ==========  ==========    ==========     ==========
NET ASSETS
Contracts in accumulation            $6,463,590   $1,323,792  $3,888,003  $8,950,836    $2,330,185     $1,877,809
Contracts in payout (annuitization)          --           --       7,681       2,453         6,102             --
                                     ----------   ----------  ----------  ----------    ----------     ----------
Total net assets                     $6,463,590   $1,323,792  $3,895,684  $8,953,289    $2,336,287     $1,877,809
                                     ==========   ==========  ==========  ==========    ==========     ==========
Units outstanding                       344,715      115,426     237,134     508,280       180,124        125,956
Unit value                           $    18.75   $    11.47  $    16.43  $    17.61    $    12.97     $    14.91
Shares                                  490,037      139,493     476,828   1,086,564       257,300        205,225
Cost                                 $6,684,722   $1,233,895  $3,540,005  $7,984,733    $3,230,878     $2,615,258

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     International  International
                                         Equity         Equity     International
                                        Index A        Index A         Equity     International  International
                                         Trust          Trust          Index           Small         Small      International
                                         Series         Series         Series        Company        Company         Value
                                           I              II            NAV          Series I      Series II       Series I
                                     -------------  -------------  -------------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value              $  894,801     $2,514,348     $2,733,577     $3,315,720     $5,404,355    $ 8,641,031
                                       ==========     ==========     ==========     ==========     ==========    ===========
NET ASSETS
Contracts in accumulation              $  894,801     $2,514,348     $2,733,577     $3,315,063     $5,404,355    $ 8,638,785
Contracts in payout (annuitization)            --             --                           657             --          2,246
                                       ----------     ----------     ----------     ----------     ----------    -----------
Total net assets                       $  894,801     $2,514,348     $2,733,577     $3,315,720     $5,404,355    $ 8,641,031
                                       ==========     ==========     ==========     ==========     ==========    ===========
Units outstanding                          51,358        145,519        277,682        270,317        440,744        524,669
Unit value                             $    17.42     $    17.28     $     9.84     $    12.27     $    12.26    $     16.47
Shares                                     61,498        172,808        186,592        377,645        615,530        756,658
Cost                                   $1,197,925     $3,014,882     $3,475,772     $3,398,158     $5,540,309    $11,559,636

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                     Investment   Investment
                                     International    Quality      Quality     Large Cap     Large Cap      Lifestyle
                                         Value          Bond         Bond        Value         Value       Aggressive
                                       Series II      Series I    Series II     Series I     Series II      Series I
                                     -------------  -----------  -----------  -----------   -----------   -----------
TOTAL ASSETS
Investments at fair value             $16,005,189   $ 7,037,702  $27,171,719  $ 1,121,559   $ 4,509,113   $ 3,043,641
                                      ===========   ===========  ===========  ===========   ===========   ===========
NET ASSETS
Contracts in accumulation             $16,005,189   $ 7,021,466  $27,171,719  $ 1,121,559   $ 4,509,113   $ 3,043,641
Contracts in payout (annuitization)            --        16,236           --           --            --            --
                                      -----------   -----------  -----------  -----------   -----------   -----------
Total net assets                      $16,005,189   $ 7,037,702  $27,171,719  $ 1,121,559   $ 4,509,113   $ 3,043,641
                                      ===========   ===========  ===========  ===========   ===========   ===========
Units outstanding                         875,493       294,959    1,667,272       65,259       262,996       221,429
Unit value                            $     18.28   $     23.86  $     16.30  $     17.19   $     17.15   $     13.75
Shares                                  1,403,964       634,599    2,450,110       73,304       295,486       416,937
Cost                                  $21,735,577   $ 7,204,594  $27,486,045  $ 1,581,746   $ 6,171,255   $ 3,858,697

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       Lifestyle    Lifestyle    Lifestyle      Lifestyle    Lifestyle      Lifestyle
                                      Aggressive    Balanced      Balanced    Conservative  Conservative     Growth
                                       Series II    Series I     Series II     Series I      Series II      Series I
                                     ------------  -----------  ------------  ------------  ------------  -----------
TOTAL ASSETS
Investments at fair value            $ 34,901,841  $30,229,430  $846,399,527   $11,621,584  $195,830,587  $17,934,747
                                     ============  ===========  ============   ===========  ============  ===========
NET ASSETS
Contracts in accumulation            $ 34,901,841  $30,204,911  $846,137,995   $11,621,584  $195,830,587  $17,934,747
Contracts in payout (annuitization)            --       24,519       261,532            --            --           --
                                     ------------  -----------  ------------   -----------  ------------  -----------
Total net assets                     $ 34,901,841  $30,229,430  $846,399,527   $11,621,584  $195,830,587  $17,934,747
                                     ============  ===========  ============   ===========  ============  ===========
Units outstanding                       2,337,815    1,753,765    57,547,943       617,028    12,691,596    1,147,523
Unit value                           $      14.93  $     17.24  $      14.71   $     18.83  $      15.43  $     15.63
Shares                                  4,787,633    2,801,615    78,734,840       982,382    16,623,989    1,734,502
Cost                                 $ 45,727,641  $33,948,457  $964,461,159   $11,664,945  $192,058,321  $21,425,324

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                   Marisco
                                        Lifestyle     Lifestyle    Lifestyle    International    Mid Cap     Mid Cap
                                          Growth      Moderate     Moderate     Opportunities     Index       Index
                                        Series II     Series I     Series II      Series II     Series I    Series II
                                     --------------  -----------  ------------  -------------  ----------  -----------
TOTAL ASSETS
Investments at fair value            $  904,375,985  $13,889,676  $284,909,963    $3,655,390   $1,630,122  $10,562,167
                                     ==============  ===========  ============    ==========   ==========  ===========
NET ASSETS
Contracts in accumulation            $  904,208,867  $13,889,676  $284,909,963    $3,655,390   $1,630,122  $10,562,167
Contracts in payout (annuitization)         167,118           --            --            --           --           --
                                     --------------  -----------  ------------    ----------   ----------  -----------
Total net assets                     $  904,375,985  $13,889,676  $284,909,963    $3,655,390   $1,630,122  $10,562,167
                                     ==============  ===========  ============    ==========   ==========  ===========
Units outstanding                        64,056,962      783,719    19,158,362       264,723       94,682      677,616
Unit value                           $        14.12  $     17.72  $      14.87    $    13.81   $    17.22  $     15.59
Shares                                   87,633,332    1,245,711    25,667,564       324,347      114,636      744,864
Cost                                 $1,087,135,141  $15,012,423  $297,778,748    $4,465,166   $1,884,312  $12,356,331

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                               Money Market
                                     Mid Cap Stock  Mid Cap Stock  Money Market  Money Market     Trust      Mutual Shares
                                        Series I      Series II      Series I     Series II    B Series NAV    Series I
                                     -------------  -------------  ------------  ------------  ------------  -------------
TOTAL ASSETS
Investments at fair value             $10,087,347    $16,194,692    $14,419,204   $87,118,936   $5,298,947      $97,755
                                      ===========    ===========    ===========   ===========   ==========      =======
NET ASSETS
Contracts in accumulation             $10,087,347    $16,194,692    $14,409,995   $87,118,936   $5,298,947      $97,755
Contracts in payout (annuitization)            --             --          9,209            --           --           --
                                      -----------    -----------    -----------   -----------   ----------      -------
Total net assets                      $10,087,347    $16,194,692    $14,419,204   $87,118,936   $5,298,947      $97,755
                                      ===========    ===========    ===========   ===========   ==========      =======
Units outstanding                         699,450        928,470        908,732     6,838,505      418,279        9,252
Unit value                            $     14.42    $     17.44    $     15.87   $     12.74   $    12.67      $ 10.57
Shares                                    878,689      1,436,974      1,441,920     8,711,893    5,298,947       10,802
Cost                                  $13,212,007    $20,512,548    $14,419,204   $87,118,936   $5,298,947      $93,146

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       Natural    Optimized All  Optimized
                                      Resources        Cap         Value     Pacific Rim  Pacific Rim     PIMCO
                                      Series II     Series II    Series II     Series I    Series II    All Asset
                                     -----------  -------------  ----------  -----------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $15,108,336   $ 7,022,309   $2,244,650   $1,437,056   $3,200,872  $2,831,337
                                     ===========   ===========   ==========   ==========   ==========  ==========
NET ASSETS
Contracts in accumulation            $15,108,336   $ 7,022,309   $2,244,650   $1,436,467   $3,200,872  $2,831,337
Contracts in payout (annuitization)           --            --           --          589           --          --
                                     -----------   -----------   ----------   ----------   ----------  ----------
Total net assets                     $15,108,336   $ 7,022,309   $2,244,650   $1,437,056   $3,200,872  $2,831,337
                                     ===========   ===========   ==========   ==========   ==========  ==========
Units outstanding                        474,644       466,660      183,307      122,888      194,752     182,296
Unit value                           $     31.83   $     15.05   $    12.25   $    11.69   $    16.44  $    15.53
Shares                                 1,369,749       644,249      252,208      183,298      409,319     269,394
Cost                                 $14,355,472   $10,560,284   $3,437,532   $1,582,527   $3,928,996  $2,937,804

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Real Estate  Real Estate  Real Return  Science &   Science &   Small Cap
                                      Securities   Securities      Bond     Technology  Technology    Index
                                       Series I    Series II    Series II    Series I   Series II    Series I
                                     -----------  -----------  -----------  ----------  ----------  ---------
TOTAL ASSETS
Investments at fair value             $2,838,113  $ 8,905,463  $ 9,958,649  $7,809,773  $5,798,666   $592,140
                                      ==========  ===========  ===========  ==========  ==========   ========
NET ASSETS
Contracts in accumulation             $2,835,167  $ 8,905,463  $ 9,958,649  $7,782,887  $5,798,666   $592,140
Contracts in payout (annuitization)        2,946           --           --      26,886          --         --
                                      ----------  -----------  -----------  ----------  ----------   --------
Total net assets                      $2,838,113  $ 8,905,463  $ 9,958,649  $7,809,773  $5,798,666   $592,140
                                      ==========  ===========  ===========  ==========  ==========   ========
Units outstanding                        118,763      474,270      653,813     799,316     402,031     42,433
Unit value                            $    23.90  $     18.78  $     15.23  $     9.77  $    14.42   $  13.95
Shares                                   316,754      991,700      840,392     575,518     432,414     53,154
Cost                                  $4,045,787  $11,610,289  $10,754,044  $6,577,083  $5,202,088   $770,441

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                  Small        Small      Smaller
                                      Small Cap     Small Cap      Small Cap     Company      Company     Company
                                        Index     Opportunities  Opportunities    Value        Value       Growth
                                      Series II      Series I      Series II     Series I    Series II    Series I
                                     -----------  -------------  -------------  ----------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $ 7,709,607    $1,403,807     $4,528,495   $4,554,827  $12,173,927  $2,310,423
                                     ===========    ==========     ==========   ==========  ===========  ==========
NET ASSETS
Contracts in accumulation            $ 7,709,607    $1,403,807     $4,528,495   $4,554,827  $12,173,927  $2,310,423
Contracts in payout (annuitization)           --            --             --           --           --          --
                                     -----------    ----------     ----------   ----------  -----------  ----------
Total net assets                     $ 7,709,607    $1,403,807     $4,528,495   $4,554,827  $12,173,927  $2,310,423
                                     ===========    ==========     ==========   ==========  ===========  ==========
Units outstanding                        533,669        83,182        278,902      214,933      720,645     176,005
Unit value                           $     14.45    $    16.88     $    16.24   $    21.19  $     16.89  $    13.13
Shares                                   693,934        92,967        301,297      319,413      860,957     161,568
Cost                                 $10,241,928    $1,789,683     $5,750,499   $5,816,661  $15,616,641  $2,195,769

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                          Smaller      Strategic    Strategic    Strategic      T Rowe           T Rowe
                                          Company         Bond        Bond        Income       Price Mid       Price Mid
                                     Growth Series II   Series I    Series II    Series II  Value Series I  Value Series II
                                     ----------------  ----------  -----------  ----------  --------------  ---------------
TOTAL ASSETS
Investments at fair value               $2,643,281     $7,918,963  $10,563,573  $1,517,465    $4,163,365      $12,904,715
                                        ==========     ==========  ===========  ==========    ==========      ===========
NET ASSETS:
Contracts in accumulation               $2,643,281     $7,918,963  $10,555,757  $1,517,465    $4,150,950      $12,904,715
Contracts in payout (annuitization)             --             --        7,816          --        12,415               --
                                        ----------     ----------  -----------  ----------    ----------      -----------
Total net assets                        $2,643,281     $7,918,963  $10,563,573  $1,517,465    $4,163,365      $12,904,715
                                        ==========     ==========  ===========  ==========    ==========      ===========
Units outstanding                          201,519        387,892      670,617      94,813       276,616          859,298
Unit value                              $    13.12     $    20.42  $     15.75  $    16.00    $    15.05      $     15.02
Shares                                     184,974        824,892    1,099,227     113,753       424,833        1,315,465
Cost                                    $2,514,216     $8,975,383  $11,763,899  $1,423,820    $3,106,377      $ 9,610,022

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Total Bond  Total Bond                              Total Stock  Total Stock
                                       Market      Market                                  Market        Market
                                       Trust A     Trust A   Total Return  Total Return     Index        Index
                                      Series II  Series NAV    Series I      Series II    Series I     Series II
                                     ----------  ----------  ------------  ------------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $324,530    $172,470    $21,410,255   $37,903,915    $563,977   $8,170,250
                                      ========    ========    ===========   ===========    ========   ==========
NET ASSETS:
Contracts in accumulation             $324,530    $172,470    $21,379,377   $37,903,915    $563,977   $8,170,250
Contracts in payout (annuitization)         --          --         30,878            --          --           --
                                      --------    --------    -----------   -----------    --------   ----------
Total net assets                      $324,530    $172,470    $21,410,255   $37,903,915    $563,977   $8,170,250
                                      ========    ========    ===========   ===========    ========   ==========
Units outstanding                       23,891      13,287      1,055,654     2,189,457      54,556      602,567
Unit value                            $  13.58    $  12.98    $     20.28   $     17.31    $  10.34   $    13.56
Shares                                  24,093      12,814      1,530,397     2,711,296      55,729      808,936
Cost                                  $317,172    $175,449    $20,989,398   $37,066,553    $640,280   $9,705,431

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        U.S.         U.S.
                                     Government   Government      U.S.         UBS          UBS
                                     Securities   Securities   High Yield   Large Cap    Large Cap   Utilities
                                      Series I     Series II    Series II   Series I     Series II   Series I
                                     -----------  -----------  ----------  -----------  ----------  ----------
TOTAL ASSETS
Investments at fair value            $12,510,812  $11,325,293   $277,107   $11,301,320  $1,015,130  $2,648,545
                                     ===========  ===========   ========   ===========  ==========  ==========
NET ASSETS:
Contracts in accumulation            $12,510,812  $11,325,293   $277,107   $11,301,320  $1,015,130  $2,648,545
Contracts in payout (annuitization)           --           --         --            --          --          --
                                     -----------  -----------   --------   -----------  ----------  ----------
Total net assets                     $12,510,812  $11,325,293   $277,107   $11,301,320  $1,015,130  $2,648,545
                                     ===========  ===========   ========   ===========  ==========  ==========
Units outstanding                        585,906      802,554     17,601       947,965      85,876     152,666
Unit value                           $     21.35  $     14.11   $  15.74   $     11.92  $    11.82  $    17.35
Shares                                 1,003,273      906,749     22,474     1,029,264      92,706     253,936
Cost                                 $12,866,891  $11,305,966   $246,747   $15,950,501  $1,377,207  $2,947,166

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                         Wellington   Wellington  Wells Capital
                                                                           Small        Small         Core
                                      Utilities    Value        Value    Cap Growth   Cap Value       Bond
                                      Series II   Series I    Series II  Series II    Series II     Series II
                                     ----------  ----------  ----------  ----------  -----------  -------------
TOTAL ASSETS
Investments at fair value            $5,421,773  $4,741,157  $3,343,757  $2,158,133   $2,847,396    $922,623
                                     ==========  ==========  ==========  ==========   ==========    ========
NET ASSETS:
Contracts in accumulation            $5,421,773  $4,738,352  $3,343,757  $2,158,133   $2,847,396    $922,623
Contracts in payout (annuitization)          --       2,805          --          --           --          --
                                     ----------  ----------  ----------  ----------   ----------    --------
Total net assets                     $5,421,773  $4,741,157  $3,343,757  $2,158,133   $2,847,396    $922,623
                                     ==========  ==========  ==========  ==========   ==========    ========
Units outstanding                       205,704     207,725     213,686     148,541      204,515      63,667
Unit value                           $    26.36  $    22.82  $    15.65  $    14.53   $    13.92    $  14.49
Shares                                  523,337     345,565     244,427     263,187      189,826      69,737
Cost                                 $6,678,480  $6,417,269  $4,337,656  $1,979,344   $2,784,658    $881,128

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            500 Index
                                        Fund B Series NAV        500 Index Series I        500 Index Series II
                                     -----------------------  ------------------------  ------------------------
                                        2009         2008         2009         2008         2009         2008
                                     ----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received   $  117,831  $   150,222  $    42,396  $    35,094  $   134,865  $    62,354
Expenses:
   Mortality and expense risk and
      administrative charges            (81,635)    (112,324)     (44,058)     (84,918)    (142,811)    (216,694)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)             36,196       37,898       (1,662)     (49,824)      (7,946)    (154,340)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --       47,278           --           --           --           --
   Net realized gain (loss)            (285,052)    (311,783)    (653,997)    (113,424)    (930,425)      81,010
                                     ----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                (285,052)    (264,505)    (653,997)    (113,424)    (930,425)      81,010
                                     ----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period   1,450,342   (3,050,724)   1,160,457   (2,239,204)   2,848,187   (6,113,904)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations     1,201,486   (3,277,331)     504,798   (2,402,452)   1,909,816   (6,187,234)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                     32,969       45,327        2,064       20,827       72,151       67,143
   Transfers between sub-accounts
      and the company                   (57,444)    (120,583)    (801,898)  (1,245,857)    (380,036)  (1,284,416)
   Withdrawals                         (161,172)    (805,287)    (512,763)    (493,184)    (880,875)    (804,727)
   Annual contract fee                  (35,858)     (35,690)      (2,625)      (3,787)     (37,140)     (40,579)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (221,505)    (916,233)  (1,315,222)  (1,722,001)  (1,225,900)  (2,062,579)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity              979,981   (4,193,564)    (810,424)  (4,124,453)     683,916   (8,249,813)
Contract owners' equity at
   beginning of period                5,063,456    9,257,020    3,518,293    7,642,746    9,530,651   17,780,464
                                     ----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                            $6,043,437  $ 5,063,456  $ 2,707,869  $ 3,518,293  $10,214,567  $ 9,530,651
                                     ==========  ===========  ===========  ===========  ===========  ===========

                                        2009         2008         2009         2008         2009         2008
                                     ----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period              669,110      756,502      463,723      622,671      939,686    1,081,419
Units issued                             21,896       29,810        7,364       94,943       84,744       97,576
Units redeemed                           49,019      117,202      182,529      253,891      213,669      239,309
                                     ----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                    641,987      669,110      288,558      463,723      810,761      939,686
                                     ==========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        500
                                       Index
                                       Trust
                                      Series
                                        NAV      Active Bond Series I     Active Bond Series II
                                     --------  -----------------------  -------------------------
                                       2009       2009         2008         2009         2008
                                     --------  ----------  -----------  -----------  ------------
Income:
   Dividend distributions received   $  2,479  $  328,935  $   306,470  $ 3,032,454  $  2,679,117
Expenses:
   Mortality and expense risk and
      administrative charges             (494)    (75,154)     (97,418)    (674,608)     (908,439)
                                     --------  ----------  -----------  -----------  ------------
Net investment income (loss)            1,985     253,781      209,052    2,357,846     1,770,678
                                     --------  ----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                             --          --           --           --            --
   Net realized gain (loss)               728    (116,704)    (126,935)    (869,285)   (1,984,696)
                                     --------  ----------  -----------  -----------  ------------
Realized gains (losses)                   728    (116,704)    (126,935)    (869,285)   (1,984,696)
                                     --------  ----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     9,929     841,829     (808,768)   6,909,620    (6,404,880)
                                     --------  ----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      12,642     978,906     (726,651)   8,398,181    (6,618,898)
                                     --------  ----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                  186,357         824       13,914      204,240       537,313
   Transfers between sub-accounts
      and the company                  35,960     (11,673)    (507,609)   1,472,435   (13,147,708)
   Withdrawals                             95    (922,736)  (1,131,037)  (2,731,538)   (8,464,367)
   Annual contract fee                 (7,491)     (3,362)      (3,898)    (177,702)     (196,851)
                                     --------  ----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       214,921    (936,947)  (1,628,630)  (1,232,565)  (21,271,613)
                                     --------  ----------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            227,563      41,959   (2,355,281)   7,165,616   (27,890,511)
Contract owners' equity at
   beginning of period                     --   4,758,793    7,114,074   39,614,593    67,505,104
                                     --------  ----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                            $227,563  $4,800,752  $ 4,758,793  $46,780,209  $ 39,614,593
                                     ========  ==========  ===========  ===========  ============

                                       2009       2009         2008         2009         2008
                                     --------  ----------  -----------  -----------  ------------
Units, beginning of period                 --     408,746      537,991    3,429,685     5,138,053
Units issued                           15,071       9,403        5,074      334,547        68,977
Units redeemed                            339      82,604      134,319      455,184     1,777,345
                                     --------  ----------  -----------  -----------  ------------
Units, end of period                   14,732     335,545      408,746    3,309,048     3,429,685
                                     ========  ==========  ===========  ===========  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      All Cap Core Series I    All Cap Core Series II   All Cap Growth Series I
                                     -----------------------  -----------------------  ------------------------
                                        2009         2008        2009         2008         2009         2008
                                     ----------  -----------  ----------  -----------  -----------  -----------
Income:
   Dividend distributions received   $   54,566  $    87,113  $   13,355  $    19,958  $    41,013  $    28,319
Expenses:
   Mortality and expense risk and
      administrative charges            (50,136)     (80,284)    (15,254)     (24,466)     (85,490)    (145,838)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Net investment income (loss)              4,430        6,829      (1,899)      (4,508)     (44,477)    (117,519)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --           --          --           --           --           --
   Net realized gain (loss)            (175,510)    (154,436)    (51,977)     (94,001)    (369,565)     254,877
                                     ----------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses)                (175,510)    (154,436)    (51,977)     (94,001)    (369,565)     254,877
                                     ----------  -----------  ----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     986,089   (2,475,906)    279,910     (651,833)   1,418,639   (5,405,527)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations       815,009   (2,623,513)    226,034     (750,342)   1,004,597   (5,268,169)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      3,953       17,867       4,681        5,791       32,444       74,544
   Transfers between sub-accounts
      and the company                  (205,064)    (260,139)    (69,826)    (539,754)    (352,176)    (735,480)
   Withdrawals                         (354,387)    (800,120)    (20,089)    (151,601)    (735,121)  (1,660,726)
   Annual contract fee                   (3,604)      (4,323)     (5,684)      (6,762)      (7,049)      (8,801)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (559,102)  (1,046,715)    (90,918)    (692,326)  (1,061,902)  (2,330,463)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity              255,907   (3,670,228)    135,116   (1,442,668)     (57,305)  (7,598,632)
Contract owners' equity at
   beginning of period                3,536,341    7,206,569     948,320    2,390,988    6,282,436   13,881,068
                                     ----------  -----------  ----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                            $3,792,248  $ 3,536,341  $1,083,436  $   948,320  $ 6,225,131  $ 6,282,436
                                     ==========  ===========  ==========  ===========  ===========  ===========

                                        2009         2008        2009         2008         2009         2008
                                     ----------  -----------  ----------  -----------  -----------  -----------
Units, beginning of period              330,382      396,795      85,829      128,000      603,763      770,815
Units issued                              4,054        5,287       1,144        4,834       12,225       17,742
Units redeemed                           51,229       71,700       9,222       47,005      122,958      184,794
                                     ----------  -----------  ----------  -----------  -----------  -----------
Units, end of period                    283,207      330,382      77,751       85,829      493,030      603,763
                                     ==========  ===========  ==========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             All Cap
                                         Growth Series II      All Cap Value Series I   All Cap Value Series II
                                     -----------------------  -----------------------  ------------------------
                                        2009         2008        2009         2008         2009         2008
                                     ----------  -----------  ----------  -----------  -----------  -----------
Income:
   Dividend distributions received   $    8,711  $     2,623  $    8,521  $    18,963  $    13,286  $    32,562
Expenses:
   Mortality and expense risk and
      administrative charges            (26,128)     (39,293)    (26,460)     (43,044)     (68,649)     (96,966)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Net investment income (loss)            (17,417)     (36,670)    (17,939)     (24,081)     (55,363)     (64,404)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --           --          --       70,688           --      155,305
   Net realized gain (loss)             (47,049)     178,553    (479,285)    (906,697)  (1,048,934)  (1,368,657)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses)                 (47,049)     178,553    (479,285)    (836,009)  (1,048,934)  (1,213,352)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     360,925   (1,496,288)    828,560        3,645    2,039,813     (777,857)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations       296,459   (1,354,405)    331,336     (856,445)     935,516   (2,055,613)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                      8,663      122,658       1,038          738       29,783      115,692
   Transfers between sub-accounts
      and the company                    38,884      (89,600)    (99,302)    (466,045)    (189,672)    (716,764)
   Withdrawals                         (114,359)    (594,825)   (113,226)    (580,943)    (436,608)    (634,909)
   Annual contract fee                   (6,603)      (7,657)     (1,774)      (1,867)     (17,287)     (18,830)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (73,415)    (569,424)   (213,264)  (1,048,117)    (613,784)  (1,254,811)
                                     ----------  -----------  ----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity              223,044   (1,923,829)    118,072   (1,904,562)     321,732   (3,310,424)
Contract owners' equity at
   beginning of period                1,664,489    3,588,318   1,688,589    3,593,151    4,413,617    7,724,041
                                     ----------  -----------  ----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                            $1,887,533  $ 1,664,489  $1,806,661  $ 1,688,589  $ 4,735,349  $ 4,413,617
                                     ==========  ===========  ==========  ===========  ===========  ===========

                                        2009         2008        2009         2008         2009         2008
                                     ----------  -----------  ----------  -----------  -----------  -----------
Units, beginning of period               179,605     221,112     141,423      210,643      347,725      425,675
Units issued                               7,113      34,074       6,230        3,268        7,566       18,786
Units redeemed                            15,886      75,581      26,268       72,488       55,603       96,736
                                     ----------  -----------  ----------  -----------  -----------  -----------
Units, end of period                     170,832     179,605     121,385      141,423      299,688      347,725
                                     ==========  ===========  ==========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       American
                                         Asset                                           American
                                      Allocation             American               Blue-Chip Income &
                                       Series I     Asset Allocation Series II       Growth Series II
                                      ----------   ---------------------------   -------------------------
                                         2009          2009           2008           2009         2008
                                      ----------   ------------   ------------   -----------   -----------
Income:
   Dividend distributions received    $  174,513   $  1,689,940   $  1,629,875   $   125,992   $   524,626
Expenses:
   Mortality and expense risk and
      administrative charges             (93,530)    (1,283,514)      (843,546)     (144,361)     (212,094)
                                      ----------   ------------   ------------   -----------   -----------
Net investment income (loss)              80,983        406,426        786,329       (18,369)      312,532
                                      ----------   ------------   ------------   -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      1,907,483             --       663,650       157,244
   Net realized gain (loss)              141,758     (3,171,962)    (1,427,230)   (1,506,138)     (710,243)
                                      ----------   ------------   ------------   -----------   -----------
Realized gains (losses)                  141,758     (1,264,479)    (1,427,230)     (842,488)     (552,999)
                                      ----------   ------------   ------------   -----------   -----------
Unrealized appreciation
   (depreciation) during the period    1,484,273     18,800,730    (19,450,271)    2,956,646    (5,780,352)
                                      ----------   ------------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations      1,707,014     17,942,677    (20,091,172)    2,095,789    (6,020,819)
                                      ----------   ------------   ------------   -----------   -----------
Changes from principal
   transactions:
   Purchase payments                      14,726      9,905,588     25,821,795        49,166       100,531
   Transfers between sub-accounts
      and the company                  7,805,250     16,140,995     19,280,038      (984,415)     (653,144)
   Withdrawals                           212,227     (2,871,758)    (1,942,656)     (582,847)   (1,385,694)
   Annual contract fee                    (4,349)      (479,515)      (211,337)      (37,081)      (40,915)
                                      ----------   ------------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        8,027,854     22,695,310     42,947,840    (1,555,177)   (1,979,222)
                                      ----------   ------------   ------------   -----------   -----------
Total increase (decrease) in
   contract owners' equity             9,734,868     40,637,987     22,856,668       540,612    (8,000,041)
Contract owners' equity at
   beginning of period                        --     60,762,630     37,905,962     9,404,787    17,404,828
                                      ----------   ------------   ------------   -----------   -----------
Contract owners' equity at end of
   period                             $9,734,868   $101,400,617   $ 60,762,630   $ 9,945,399   $ 9,404,787
                                      ==========   ============   ============   ===========   ===========

                                         2009           2009          2008           2009          2008
                                      ----------   ------------   ------------   -----------   -----------
Units, beginning of period                    --      7,028,589      3,022,935       763,674       880,021
Units issued                           1,060,512      3,331,381      4,639,527        26,578        41,449
Units redeemed                           136,229        702,256        633,873       145,015       157,796
                                      ----------   ------------   ------------   -----------   -----------
Units, end of period                     924,283      9,657,714      7,028,589       645,237       763,674
                                      ==========   ============   ============   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,



                                      American Blue-
                                      Chip Income &                                  American        American
                                          Growth                                      Bond        Century - Small
                                        Series III       American Bond Series II    Series III    Company Series II
                                      --------------   --------------------------   ----------  ---------------------
                                           2009           2009           2008          2009        2009        2008
                                      --------------   -----------   ------------   ----------  ---------   ---------
Income:
   Dividend distributions received        $  1,557     $ 2,183,158   $  9,767,212     $  3,750   $    201   $      --
Expenses:
   Mortality and expense risk and
      administrative charges                  (196)     (1,320,258)    (1,752,157)        (298)      (337)     (2,112)
                                          --------     -----------   ------------     --------   --------    --------
Net investment income (loss)                 1,361         862,900      8,015,055        3,452       (136)     (2,112)
                                          --------     -----------   ------------     --------   --------    --------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                  --              --          3,327           --         --         192
   Net realized gain (loss)                    473      (1,789,388)    (2,876,095)          47    (85,511)    (47,227)
                                          --------     -----------   ------------     --------   --------    --------
Realized gains (losses)                        473      (1,789,388)    (2,872,768)          47    (85,511)    (47,035)
                                          --------     -----------   ------------     --------   --------    --------
Unrealized appreciation
   (depreciation) during the period          4,021       8,704,714    (17,787,677)      (1,433)    85,849     (24,748)
                                          --------     -----------   ------------     --------   --------    --------
Net increase (decrease) in contract
   owners' equity from operations            5,855       7,778,226    (12,645,390)       2,066        202     (73,895)
                                          --------     -----------   ------------     --------   --------    --------
Changes from principal
   transactions:
   Purchase payments                        73,183         741,352      4,018,591      106,809         --          --
   Transfers between sub-accounts
      and the company                       13,869      10,638,186    (23,438,606)      29,888    (77,745)    (52,904)
   Withdrawals                                   7      (4,646,488)    (8,046,272)         (18)       (74)    (11,709)
   Annual contract fee                      (2,908)       (462,313)      (515,069)      (4,226)       (57)       (416)
                                          --------     -----------   ------------     --------   --------    --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             84,151       6,270,737    (27,981,356)     132,453    (77,876)    (65,029)
                                          --------     -----------   ------------     --------   --------    --------
Total increase (decrease) in
   contract owners' equity                  90,006      14,048,963    (40,626,746)     134,519    (77,674)   (138,924)
Contract owners' equity at
   beginning of period                          --      79,418,533    120,045,279           --     77,674     216,598
                                          --------     -----------   ------------     --------   --------   ---------
Contract owners' equity at end of
   period                                 $ 90,006     $93,467,496   $ 79,418,533     $134,519   $     --   $  77,674
                                          ========     ===========   ============     ========   ========   =========

                                           2009            2009          2008          2009        2009        2008
                                      --------------   -----------   ------------   ----------  ---------   ---------
Units, beginning of period                      --       6,802,117      9,126,538           --      9,272      14,443
Units issued                                 8,656       1,352,747        770,100       10,892          3         582
Units redeemed                                 286         889,226      3,094,521           99      9,275       5,753
                                          --------     -----------   ------------     --------   --------   ---------
Units, end of period                         8,370       7,265,638      6,802,117       10,793         --       9,272
                                          ========     ===========   ============     ========   ========   =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         American Fundamental           American Global              American Global
                                          Holdings Series II        Diversification Series II       Growth Series II
                                      --------------------------   --------------------------   -------------------------
                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   -----------
Income:
   Dividend distributions received    $ 1,096,628   $  1,599,163   $   831,092   $  1,421,925   $   100,231   $   338,668
Expenses:
   Mortality and expense risk and
      administrative charges           (1,002,931)      (409,773)     (728,532)      (404,035)     (177,470)     (203,203)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Net investment income (loss)               93,697      1,189,390       102,560      1,017,890       (77,239)      135,465
                                      -----------   ------------   -----------   ------------   -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --      1,582,232            --      1,845,659       644,432            --
   Net realized gain (loss)            (1,821,754)      (981,043)   (2,548,271)      (747,725)   (1,331,863)     (370,853)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Realized gains (losses)                (1,821,754)       601,189    (2,548,271)     1,097,934      (687,431)     (370,853)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Unrealized appreciation
   (depreciation) during the period    17,558,142    (14,548,507)   16,492,544    (15,622,165)    4,618,010    (6,174,721)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations      15,830,085    (12,757,928)   14,046,833    (13,506,341)    3,853,340    (6,410,109)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Changes from principal
   transactions:
   Purchase payments                   10,990,630     32,375,645     3,545,312     25,957,118       928,910     1,264,573
   Transfers between sub-accounts
      and the company                   8,409,288     23,254,618       702,303     22,998,523    (1,275,983)    2,826,992
   Withdrawals                         (1,946,577)    (1,039,780)     (918,858)      (919,914)     (346,970)     (481,141)
   Annual contract fee                   (374,127)       (52,041)     (289,434)       (46,220)      (74,991)      (70,782)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        17,079,214     54,538,442     3,039,323     47,989,507      (769,034)    3,539,642
                                      -----------   ------------   -----------   ------------   -----------   -----------
Total increase (decrease) in
   contract owners' equity             32,909,299     41,780,514    17,086,156     34,483,166     3,084,306    (2,870,467)
Contract owners' equity at
   beginning of period                 46,181,079      4,400,565    37,908,269      3,425,103    10,288,665    13,159,132
                                      -----------   ------------   -----------   ------------   -----------   -----------
Contract owners' equity at end of
   period                             $79,090,378   $ 46,181,079   $54,994,425   $ 37,908,269   $13,372,971   $10,288,665
                                      ===========   ============   ===========   ============   ===========   ===========

                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   -----------
Units, beginning of period              5,407,548        350,302     4,707,054        272,763     1,289,271       995,659
Units issued                            2,527,690      5,389,609       966,445      4,834,910       226,060       485,845
Units redeemed                            513,370        332,363       585,032        400,619       311,738       192,233
                                      -----------   ------------   -----------   ------------   -----------   -----------
Units, end of period                    7,421,868      5,407,548     5,088,467      4,707,054     1,203,593     1,289,271
                                      ===========   ============   ===========   ============   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                        American
                                                                    American Global                                      Growth
                                        American Global Small     Small Capitalization                                   Series
                                       Capitalization Series II        Series III          American Growth Series II      III
                                      -------------------------   --------------------    ---------------------------   --------
                                         2009           2008              2009                2009           2008         2009
                                      -----------   -----------   --------------------    ------------   ------------   --------
Income:
   Dividend distributions received    $        58   $    61,619         $   --            $     94,466   $  2,656,708   $   217
Expenses:
   Mortality and expense risk and
      administrative charges              (59,085)      (69,945)           (31)             (1,928,286)    (2,497,311)      (81)
                                      -----------   -----------         ------            ------------   ------------   -------
Net investment income (loss)              (59,027)       (8,326)           (31)             (1,833,820)       159,397       136
                                      -----------   -----------         ------            ------------   ------------   -------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            424,677            --             --              20,388,021      1,856,635        --
   Net realized gain (loss)            (1,306,829)     (505,505)           119             (12,895,980)       685,956        92
                                      -----------   -----------         ------            ------------   ------------   -------
Realized gains (losses)                  (882,152)     (505,505)           119               7,492,041      2,542,591        92
                                      -----------   -----------         ------            ------------   ------------   -------
Unrealized appreciation
   (depreciation) during the period     2,630,810    (2,824,398)         1,272              32,672,255    (88,650,037)    1,582
                                      -----------   -----------         ------            ------------   ------------   -------
Net increase (decrease) in contract
   owners' equity from operations       1,689,631    (3,338,229)         1,360              38,330,476    (85,948,049)    1,810
                                      -----------   -----------         ------            ------------   ------------   -------
Changes from principal
   transactions:
   Purchase payments                      169,832       491,686          6,422               1,289,556      4,442,525    38,315
   Transfers between sub-accounts
      and the company                    (140,830)    1,057,137          1,543             (10,552,900)    16,153,862     5,569
   Withdrawals                           (149,807)     (235,782)            23              (7,004,318)   (15,140,483)       41
   Annual contract fee                    (24,230)      (21,630)          (307)               (593,321)      (606,352)   (1,521)
                                      -----------   -----------         ------            ------------   ------------   -------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          (145,035)    1,291,411          7,681             (16,860,983)     4,849,552    42,404
                                      -----------   -----------         ------            ------------   ------------   -------
Total increase (decrease) in
   contract owners' equity              1,544,596    (2,046,818)         9,041              21,469,493    (81,098,497)   44,214
Contract owners' equity at
   beginning of period                  3,272,007     5,318,825             --             112,969,120    194,067,617        --
                                      -----------   -----------         ------            ------------   ------------   -------
Contract owners' equity at end of
   period                             $ 4,816,603   $ 3,272,007         $9,041            $134,438,613   $112,969,120   $44,214
                                      ===========   ===========         ======            ============   ============   =======

                                          2009          2008              2009                2009           2008         2009
                                      -----------   -----------   --------------------    ------------   ------------   --------
Units, beginning of period                533,124       394,302             --               9,718,275      9,075,004         --
Units issued                              128,556       274,016            948                 310,559      2,173,902      4,355
Units redeemed                            164,887       135,194             72               1,509,465      1,530,631         68
                                      -----------   -----------         ------            ------------   ------------   -------
Units, end of period                      496,793       533,124            876               8,519,369      9,718,275      4,287
                                      ===========   ===========         ======            ============   ============   =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                        American
                                                                                        Growth-             American
                                      American Growth-            American               Income        High-Income Bond
                                      Income Series I      Growth-Income Series II     Series III          Series II
                                      ----------------   ---------------------------   ----------   -----------------------
                                            2009             2009           2008          2009         2009         2008
                                      ----------------   ------------   ------------   ----------   ----------   ----------
Income:
   Dividend distributions received      $  1,173,131     $     97,550   $  2,675,940    $   251     $  242,811   $  214,710
Expenses:
   Mortality and expense risk and
      administrative charges              (1,739,407)         (93,872)    (2,242,968)       (62)       (54,490)     (48,574)
                                        ------------     ------------   ------------    -------     ----------   ----------
Net investment income (loss)                (566,276)           3,678        432,972        189        188,321      166,136
                                        ------------     ------------   ------------    -------     ----------   ----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                             9,369,738               --      2,543,424         --             --           --
   Net realized gain (loss)               (7,856,221)         219,700       (957,335)       120       (324,823)    (179,839)
                                        ------------     ------------   ------------    -------     ----------   ----------
Realized gains (losses)                    1,513,517          219,700      1,586,089        120       (324,823)    (179,839)
                                        ------------     ------------   ------------    -------     ----------   ----------
Unrealized appreciation
   (depreciation) during the period       27,509,680        1,874,660    (66,875,471)     1,860      1,194,482     (858,416)
                                        ------------     ------------   ------------    -------     ----------   ----------
Net increase (decrease) in
   contract owners' equity from
   operations                             28,456,921        2,098,038    (64,856,410)     2,169      1,057,980     (872,119)
                                        ------------     ------------   ------------    -------     ----------   ----------
Changes from principal
   transactions:
   Purchase payments                         969,416            6,216      3,803,938     12,845        134,590      269,267
   Transfers between sub-accounts
      and the company                      1,248,814        4,678,935      6,142,692      3,635      1,189,114      611,965
   Withdrawals                           (20,846,959)      13,460,456    (13,731,140)        47       (506,330)    (295,631)
   Annual contract fee                      (546,571)          (5,123)      (558,589)      (615)       (17,847)     (15,001)
                                        ------------     ------------   ------------    -------     ----------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          (19,175,300)      18,140,484     (4,343,099)    15,912        799,527      570,600
                                        ------------     ------------   ------------    -------     ----------   ----------
Total increase (decrease) in
   contract owners' equity                 9,281,621       20,238,522    (69,199,509)    18,081      1,857,507     (301,519)
Contract owners' equity at
   beginning of period                            --      101,639,220    170,838,729         --      2,454,448    2,755,967
                                        ------------     ------------   ------------    -------     ----------   ----------
Contract owners' equity at end of
   period                               $  9,281,621     $121,877,742   $101,639,220    $18,081     $4,311,955   $2,454,448
                                        ============     ============   ============    =======     ==========   ==========

                                            2009             2009           2008          2009         2009         2008
                                      ----------------   ------------   ------------   ----------   ----------   ----------
Units, beginning of period                        --        8,827,121      8,978,819         --        275,706      230,460
Units issued                                 696,928          664,906      1,268,118      1,753        217,848      126,365
Units redeemed                               105,087        1,245,657      1,419,816         85        137,906       81,119
                                        ------------     ------------   ------------    -------     ----------   ----------
Units, end of period                         591,841        8,246,370      8,827,121      1,668        355,648      275,706
                                        ============     ============   ============    =======     ==========   ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      American High-                                        American
                                        Income Bond                                       International         American New
                                        Series III     American International Series II     Series III         World Series II
                                      --------------   --------------------------------   -------------   ------------------------
                                           2009             2009              2008             2009          2009          2008
                                      --------------   --------------   ---------------   -------------   ----------   -----------
Income:
   Dividend distributions received       $  5,942       $    652,216     $  3,480,446        $   513      $   41,476   $    97,361
Expenses:
   Mortality and expense risk and
      administrative charges                 (162)        (1,142,433)      (1,497,036)           (65)        (54,000)      (64,350)
                                         --------       ------------     ------------        -------      ----------   -----------
Net investment income (loss)                5,780           (490,217)       1,983,410            448         (12,524)       33,011
                                         --------       ------------     ------------        -------      ----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --         15,492,098        1,921,236             --          40,954            --
   Net realized gain (loss)                    27         (8,573,299)       1,173,886             17        (506,038)     (549,219)
                                         --------       ------------     ------------        -------      ----------   -----------
Realized gains (losses)                        27          6,918,799        3,095,122             17        (465,084)     (549,219)
                                         --------       ------------     ------------        -------      ----------   -----------
Unrealized appreciation
   (depreciation) during the period        (2,120)        18,147,921      (55,761,156)          (184)      1,762,063    (1,701,530)
                                         --------       ------------     ------------        -------      ----------   -----------
Net increase (decrease) in
   contract owners' equity from
   operations                               3,687         24,576,503      (50,682,624)           281       1,284,455    (2,217,738)
                                         --------       ------------     ------------        -------      ----------   -----------
Changes from principal
   transactions:
   Purchase payments                       83,521            651,466        2,531,448         35,944         205,263       498,159
   Transfers between sub-accounts
      and the company                      14,314         (8,342,124)       6,817,216          7,059         782,071       145,970
   Withdrawals                               (107)        (3,783,170)      (9,143,675)           (36)       (128,265)     (265,184)
   Annual contract fee                     (3,067)          (350,878)        (358,043)        (1,324)        (10,254)      (11,488)
                                         --------       ------------     ------------        -------      ----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            94,661        (11,824,706)        (153,054)        41,643         848,815       367,457
                                         --------       ------------     ------------        -------      ----------   -----------
Total increase (decrease) in
   contract owners' equity                 98,348         12,751,797      (50,835,678)        41,924       2,133,270    (1,850,281)
Contract owners' equity at
   beginning of period                         --         67,146,164      117,981,842             --       2,692,645     4,542,926
                                         --------       ------------     ------------        -------      ----------   -----------
Contract owners' equity at end of
   period                                $ 98,348       $ 79,897,961     $ 67,146,164        $41,924      $4,825,915   $ 2,692,645
                                         ========       ============     ============        =======      ==========   ===========

                                           2009             2009              2008             2009          2009          2008
                                      --------------   --------------   ---------------   -------------   ----------   -----------
Units, beginning of period                     --          4,270,613        4,182,062             --         319,955       304,656
Units issued                                7,496            236,166          750,719          3,681         200,901       281,942
Units redeemed                                162            852,502          662,168             26         129,899       266,643
                                         --------       ------------     ------------        -------      ----------   -----------
Units, end of period                        7,334          3,654,277        4,270,613          3,655         390,957       319,955
                                         ========       ============     ============        =======      ==========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         Capital
                                       Blue Chip Growth Series I   Blue Chip Growth Series II     Appreciation Series I
                                      --------------------------   --------------------------   -------------------------
                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   -----------
Income:
   Dividend distributions received    $    29,971   $     97,031   $    13,600   $     24,025   $    16,157   $    39,719
Expenses:
   Mortality and expense risk and
      administrative charges             (302,273)      (464,903)     (231,972)      (280,195)      (96,810)     (143,351)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Net investment income (loss)             (272,302)      (367,872)     (218,372)      (256,170)      (80,653)     (103,632)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --        550,045            --        287,822            --            --
   Net realized gain (loss)            (1,071,093)      (439,221)     (401,157)       362,874      (380,288)     (173,143)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Realized gains (losses)                (1,071,093)       110,824      (401,157)       650,696      (380,288)     (173,143)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Unrealized appreciation
   (depreciation) during the period     8,370,097    (16,187,995)    5,704,536    (10,192,552)    2,614,582    (3,885,944)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Net increase (decrease) in
   contract owners' equity from
   operations                           7,026,702    (16,445,043)    5,085,007     (9,798,026)    2,153,641    (4,162,719)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Changes from principal
   transactions:
   Purchase payments                       30,686        161,496       355,993        528,942        32,405        45,964
   Transfers between sub-accounts
      and the company                  (1,375,657)      (287,970)     (567,738)     3,340,463      (320,782)     (630,417)
   Withdrawals                         (2,749,718)    (4,446,833)     (722,940)    (1,525,663)     (943,309)   (1,428,937)
   Annual contract fee                    (19,386)       (21,941)      (58,679)       (56,011)       (6,513)       (7,693)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (4,114,075)    (4,595,248)     (993,364)     2,287,731    (1,238,199)   (2,021,083)
                                      -----------   ------------   -----------   ------------   -----------   -----------
Total increase (decrease) in
   contract owners' equity              2,912,627    (21,040,291)    4,091,643     (7,510,295)      915,442    (6,183,802)
Contract owners' equity at
   beginning of period                 19,670,801     40,711,092    13,137,864     20,648,159     6,119,051    12,302,853
                                      -----------   ------------   -----------   ------------   -----------   -----------
Contract owners' equity at end of
   period                             $22,583,428   $ 19,670,801   $17,229,507   $ 13,137,864   $ 7,034,493   $ 6,119,051
                                      ===========   ============   ===========   ============   ===========   ===========

                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   -----------
Units, beginning of period              1,660,613      1,903,481     1,372,983      1,218,131       966,431     1,201,703
Units issued                               47,485        164,586       134,937        432,356        42,315        37,628
Units redeemed                            386,127        407,454       221,001        277,504       217,349       272,900
                                      -----------   ------------   -----------   ------------   -----------   -----------
Units, end of period                    1,321,971      1,660,613     1,286,919      1,372,983       791,397       966,431
                                      ===========   ============   ===========   ============   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Capital Appreciation      Capital Appreciation        CGTC Overseas
                                             Series II               Value Series II          Equity Series II
                                      ------------------------   ------------------------   --------------------
                                          2009         2008          2009         2008        2009        2008
                                      ----------   -----------   -----------   ----------   --------   ---------
Income:
   Dividend distributions received    $    3,833   $    19,645   $   355,159   $   46,922   $  5,352   $   7,461
Expenses:
   Mortality and expense risk and
      administrative charges            (111,698)     (144,943)     (270,775)     (26,424)    (4,534)     (7,581)
                                      ----------   -----------   -----------   ----------   --------   ---------
Net investment income (loss)            (107,865)     (125,298)       84,384       20,498        818        (120)
                                      ----------   -----------   -----------   ----------   --------   ---------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --            --        95,771           --         --      32,735
   Net realized gain (loss)             (225,104)      (44,001)     (368,582)    (194,186)   (61,538)    (32,723)
                                      ----------   -----------   -----------   ----------   --------   ---------
Realized gains (losses)                 (225,104)      (44,001)     (272,811)    (194,186)   (61,538)         12
                                      ----------   -----------   -----------   ----------   --------   ---------
Unrealized appreciation
   (depreciation) during the period    2,752,525    (3,908,076)    4,846,064     (633,535)   132,538    (238,706)
                                      ----------   -----------   -----------   ----------   --------   ---------
Net increase (decrease) in
   contract owners' equity from
   operations                          2,419,556    (4,077,375)    4,657,637     (807,223)    71,818    (238,814)
                                      ----------   -----------   -----------   ----------   --------   ---------
Changes from principal
   transactions:
   Purchase payments                      51,373       195,187     2,954,155    3,182,347      1,085         651
   Transfers between sub-accounts
      and the company                   (196,976)     (390,957)    5,832,589    5,888,737     88,578     (69,274)
   Withdrawals                          (304,530)   (1,273,254)     (193,396)     (41,499)   (10,688)   (111,617)
   Annual contract fee                   (28,046)      (29,561)      (78,792)      (2,496)      (903)     (1,699)
                                      ----------   -----------   -----------   ----------   --------   ---------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (478,179)   (1,498,585)    8,514,556    9,027,089     78,072    (181,939)
                                      ----------   -----------   -----------   ----------   --------   ---------
Total increase (decrease) in
   contract owners' equity             1,941,377    (5,575,960)   13,172,193    8,219,866    149,890    (420,753)
Contract owners' equity at
   beginning of period                 6,326,044    11,902,004     8,219,866           --    293,790     714,543
                                      ----------   -----------   -----------   ----------   --------   ---------
Contract owners' equity at end of
   period                             $8,267,421   $ 6,326,044   $21,392,059   $8,219,866   $443,680   $ 293,790
                                      ==========   ===========   ===========   ==========   ========   =========

                                          2009         2008          2009         2008        2009        2008
                                      ----------   -----------   -----------   ----------   --------   ---------
Units, beginning of period               642,374       745,844       907,608           --     26,214      36,244
Units issued                              41,820        48,691     1,250,412      976,077     11,449       5,189
Units redeemed                            83,300       152,161       309,696       68,469      6,798      15,219
                                      ----------   -----------   -----------   ----------   --------   ---------
Units, end of period                     600,894       642,374     1,848,324      907,608     30,865      26,214
                                      ==========   ===========   ===========   ==========   ========   =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                Core        Core       Core       Core
                                        Core Allocation      Allocation  Allocation  Balanced   Balanced
                                         Plus Series II       Series I    Series II  Series I   Series II
                                     ----------------------  ----------  ----------  --------  -----------
                                        2009        2008        2009        2009       2009       2009
                                     ----------  ----------  ----------  ----------  --------  -----------
Income:
   Dividend distributions received   $  106,371  $   11,375   $ 1,558    $   84,873  $  1,804  $   69,024
Expenses:
   Mortality and expense risk and
      administrative charges            (98,357)     (9,493)      (96)      (10,810)     (340)    (21,593)
                                     ----------  ----------   -------    ----------  --------  ----------
Net investment income (loss)              8,014       1,882     1,462        74,063     1,464      47,431
                                     ----------  ----------   -------    ----------  --------  ----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          275,675          --        --            --        --          --
   Net realized gain (loss)            (136,779)    (39,026)       --        20,990        37      38,365
                                     ----------  ----------   -------    ----------  --------  ----------
Realized gains (losses)                 138,896     (39,026)       --        20,990        37      38,365
                                     ----------  ----------   -------    ----------  --------  ----------
Unrealized appreciation
   (depreciation) during the period   1,544,452    (268,574)     (419)       67,439     7,501     220,038
                                     ----------  ----------   -------    ----------  --------  ----------
Net increase (decrease) in contract
   owners' equity from operations     1,691,362    (305,718)    1,043       162,492     9,002     305,834
                                     ----------  ----------   -------    ----------  --------  ----------
Changes from principal
   transactions:
   Purchase payments                  1,807,490   1,693,414    44,125     1,131,423   100,000   1,929,424
   Transfers between sub-accounts
      and the company                 2,160,248   1,461,512     2,457     1,317,103     4,864   2,548,477
   Withdrawals                         (112,948)     (1,394)      117         3,101       284      (9,214)
   Annual contract fee                  (28,428)     (1,097)   (2,427)       (1,527)   (4,000)     (5,171)
                                     ----------  ----------   -------    ----------  --------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       3,826,362   3,152,435    44,272     2,450,100   101,148   4,463,516
                                     ----------  ----------   -------    ----------  --------  ----------
Total increase (decrease) in
   contract owners' equity            5,517,724   2,846,717    45,315     2,612,592   110,150   4,769,350
Contract owners' equity at
   beginning of period                2,846,717          --        --            --        --          --
                                     ----------  ----------   -------    ----------  --------  ----------
Contract owners' equity at end of
   period                            $8,364,441  $2,846,717   $45,315    $2,612,592  $110,150  $4,769,350
                                     ==========  ==========   =======    ==========  ========  ==========

                                        2009        2008        2009        2009       2009       2009
                                     ----------  ----------  ----------  ----------  --------  -----------
Units, beginning of period              325,588          --        --            --        --          --
Units issued                            572,665     349,609     3,065       202,593     7,475     352,630
Units redeemed                          122,293      24,021        --        28,943        --      35,235
                                     ----------  ----------   -------    ----------  --------  ----------
Units, end of period                    775,960     325,588     3,065       173,650     7,475     317,395
                                     ==========  ==========   =======    ==========  ========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Core
                                     Balanced       Core           Core         Core           Core             Core
                                     Strategy    Disciplined    Fundamental  Fundamental      Global           Global
                                      Series   Diversification   Holdings     Holdings    Diversification  Diversification
                                       NAV       Series II       Series II   Series III     Series II         Series III
                                     --------  ---------------  -----------  -----------  ---------------  ---------------
                                       2009          2009           2009         2009           2009             2009
                                     --------  ---------------  -----------  -----------  ---------------  ---------------
Income:
   Dividend distributions received   $   456      $   92,792     $  105,250     $   47      $   171,699        $   44
Expenses:
   Mortality and expense risk and
      administrative charges             (48)        (18,776)       (35,485)        (4)         (55,661)           (4)
                                     -------      ----------     ----------     ------      -----------        ------
Net investment income (loss)             408          74,016         69,765         43          116,038            40
                                     -------      ----------     ----------     ------      -----------        ------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            --              --             --         --               --            --
   Net realized gain (loss)               (1)         21,795          8,534         --           74,454            --
                                     -------      ----------     ----------     ------      -----------        ------
Realized gains (losses)                   (1)         21,795          8,534         --           74,454            --
                                     -------      ----------     ----------     ------      -----------        ------
Unrealized appreciation
   (depreciation) during the period     (507)        138,143        400,188        (12)         405,212           (16)
                                     -------      ----------     ----------     ------      -----------        ------
Net increase (decrease) in contract
   owners' equity from operations       (100)        233,954        478,487         31          595,704            24
                                     -------      ----------     ----------     ------      -----------        ------
Changes from principal
   transactions:
   Purchase payments                  25,000       1,293,074      3,777,551         --        3,069,220            --
   Transfers between sub-accounts
      and the company                    (64)      3,267,440      3,138,587      2,567        9,719,073         2,567
   Withdrawals                            64          (1,443)       (25,438)         7            1,299             7
   Annual contract fee                    --          (4,618)        (6,202)        --          (21,011)           --
                                     -------      ----------     ----------     ------      -----------        ------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       25,000       4,554,453      6,884,498      2,574       12,768,581         2,574
                                     -------      ----------     ----------     ------      -----------        ------
Total increase (decrease) in
   contract owners' equity            24,900       4,788,407      7,362,985      2,605       13,364,285         2,598
Contract owners' equity at
   beginning of period                    --              --             --         --               --            --
                                     -------      ----------     ----------     ------      -----------        ------
Contract owners' equity at end of
   period                            $24,900      $4,788,407     $7,362,985     $2,605      $13,364,285        $2,598
                                     =======      ==========     ==========     ======      ===========        ======

                                       2009          2009           2009         2009           2009             2009
                                     --------  ---------------  -----------  -----------  ---------------  ---------------
Units, beginning of period                --              --             --         --               --            --
Units issued                           1,821         323,886        520,457        180          922,006           174
Units redeemed                            --          12,570         19,944         --           42,215            --
                                     -------      ----------     ----------     ------      -----------        ------
Units, end of period                   1,821         311,316        500,513        180          879,791           174
                                     =======      ==========     ==========     ======      ===========        ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,


                                                                    Core           Disciplined
                                                                  Strategy       Diversification
                                       Core Strategy Series II   Series NAV         Series II
                                      -------------------------  ----------  ----------------------
                                          2009         2008         2009        2009        2008
                                      -----------  ------------  ----------  ----------  ----------
Income:
   Dividend distributions received    $   813,703  $    497,389   $  7,605   $  141,374  $   33,495
Expenses:
   Mortality and expense risk and
      administrative charges             (655,700)     (639,403)    (1,772)     (91,083)    (14,742)
                                      -----------  ------------   --------   ----------  ----------
Net investment income (loss)              158,003      (142,014)     5,833       50,291      18,753
                                      -----------  ------------   --------   ----------  ----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            225,360        16,491         --       54,534       2,185
   Net realized gain (loss)            (1,466,230)   (1,252,647)       265     (176,034)    (67,672)
                                      -----------  ------------   --------   ----------  ----------
Realized gains (losses)                (1,240,870)   (1,236,156)       265     (121,500)    (65,487)
                                      -----------  ------------   --------   ----------  ----------
Unrealized appreciation
   (depreciation) during the period     9,516,520   (11,658,758)    21,050    1,683,473    (405,319)
                                      -----------  ------------   --------   ----------  ----------
Net increase (decrease) in
   contract owners' equity from
   operations                           8,433,653   (13,036,928)    27,148    1,612,264    (452,053)
                                      -----------  ------------   --------   ----------  ----------
Changes from principal transactions:
   Purchase payments                    6,600,578     5,539,723    409,142    1,263,376   1,796,970
   Transfers between sub-accounts
      and the company                   3,066,225     4,435,404     (1,094)   1,722,188   2,501,963
   Withdrawals                         (1,567,700)   (2,865,551)     1,092      (64,083)   (138,622)
   Annual contract fee                   (258,818)     (182,745)   (12,274)     (29,408)     (2,670)
                                      -----------  ------------   --------   ----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         7,840,285     6,926,831    396,866    2,892,073   4,157,641
                                      -----------  ------------   --------   ----------  ----------
Total increase (decrease) in
   contract owners' equity             16,273,938    (6,110,097)   424,014    4,504,337   3,705,588
Contract owners' equity at
   beginning of period                 35,247,642    41,357,739         --    3,705,588          --
                                      -----------  ------------   --------   ----------  ----------
Contract owners' equity at end of
   period                             $51,521,580  $ 35,247,642   $424,014   $8,209,925  $3,705,588
                                      ===========  ============   ========   ==========  ==========

                                          2009         2008         2009        2009        2008
                                      -----------  ------------  ----------  ----------  ----------
Units, beginning of period              3,460,841     2,938,747         --      405,906          --
Units issued                            1,189,315     1,200,740     32,551      419,949     497,726
Units redeemed                            433,548       678,646      2,847      107,300      91,820
                                      -----------  ------------   --------   ----------  ----------
Units, end of period                    4,216,608     3,460,841     29,704      718,555     405,906
                                      ===========  ============   ========   ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   Emerging Small            Emerging Small
                                      DWS Equity 500 Index         Company Series I         Company Series II
                                     -----------------------  ------------------------  ------------------------
                                        2009        2008         2009         2008         2009         2008
                                     ----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received   $   82,643  $    96,891  $        --  $        --  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges            (52,558)     (76,615)     (26,727)     (47,988)     (29,852)     (51,948)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)             30,085       20,276      (26,727)     (47,988)     (29,852)     (51,948)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --           --           --        1,785           --        1,905
   Net realized gain (loss)             (67,233)      48,026   (1,223,399)    (119,159)  (1,383,374)    (323,120)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                 (67,233)      48,026   (1,223,399)    (117,374)  (1,383,374)    (321,215)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     784,608   (2,296,986)   1,739,838   (1,599,897)   1,925,295   (1,446,957)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                           747,460   (2,228,684)     489,712   (1,765,259)     512,069   (1,820,120)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                     43,710       25,040        3,095       15,963       25,116       65,864
   Transfers between sub-accounts
      and the company                   (22,751)  (1,307,534)  (2,305,893)    (234,782)  (2,635,954)    (157,551)
   Withdrawals                          (84,280)    (286,414)    (250,070)    (413,008)     (92,067)    (361,635)
   Annual contract fee                  (24,085)     (23,987)      (1,619)      (2,401)      (9,827)     (12,316)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (87,406)  (1,592,895)  (2,554,487)    (634,228)  (2,712,732)    (465,638)
                                     ----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity              660,054   (3,821,579)  (2,064,775)  (2,399,487)  (2,200,663)  (2,285,758)
Contract owners' equity at
   beginning of period                3,223,096    7,044,675    2,064,775    4,464,262    2,200,663    4,486,421
                                     ----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                            $3,883,150  $ 3,223,096  $        --  $ 2,064,775  $        --  $ 2,200,663
                                     ==========  ===========  ===========  ===========  ===========  ===========

                                        2009         2008         2009         2008         2009         2008
                                     ----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period              228,714      307,827      228,801      272,732      250,521      284,952
Units issued                              4,960        8,894        1,619        8,339       19,989       32,473
Units redeemed                           11,160       88,007      230,420       52,270      270,510       66,904
                                     ----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                    222,514      228,714           --      228,801           --      250,521
                                     ==========  ===========  ===========  ===========  ===========  ===========


See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 Financial
                                       Equity-Income Series I    Equity-Income Series II      Services Series I
                                     -------------------------  -------------------------  ----------------------
                                         2009         2008         2009         2008          2009       2008
                                     -----------  ------------  -----------  ------------  ---------  -----------
Income:
   Dividend distributions received   $   563,195  $    983,994  $   404,850  $    610,083  $   5,560  $     8,742
Expenses:
   Mortality and expense risk and
      administrative charges            (392,612)     (641,437)    (324,701)     (450,749)   (12,002)     (18,809)
                                     -----------  ------------  -----------  ------------  ---------  -----------
Net investment income (loss)             170,583       342,557       80,149       159,334     (6,442)     (10,067)
                                     -----------  ------------  -----------  ------------  ---------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --     1,164,988           --       759,330         --       67,230
   Net realized gain (loss)           (2,925,569)     (345,693)  (1,909,277)     (856,659)  (191,684)    (321,607)
                                     -----------  ------------  -----------  ------------  ---------  -----------
Realized gains (losses)               (2,925,569)      819,295   (1,909,277)      (97,329)  (191,684)    (254,377)
                                     -----------  ------------  -----------  ------------  ---------  -----------
Unrealized appreciation
   (depreciation) during the period    8,327,148   (19,787,354)   6,487,037   (12,524,187)   470,016     (398,789)
                                     -----------  ------------  -----------  ------------  ---------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                          5,572,162   (18,625,502)   4,657,909   (12,462,182)   271,890     (663,233)
                                     -----------  ------------  -----------  ------------  ---------  -----------
Changes from principal transactions:
   Purchase payments                      39,252       119,903      284,316       958,386        450        3,124
   Transfers between sub-accounts
      and the company                 (1,931,663)   (2,946,014)     910,630    (1,862,837)   140,352     (393,736)
   Withdrawals                        (3,047,931)   (6,330,658)  (1,703,253)   (2,784,249)  (130,229)    (170,823)
   Annual contract fee                   (22,849)      (28,490)     (72,903)      (79,110)    (1,034)      (1,213)
                                     -----------  ------------  -----------  ------------  ---------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (4,963,191)   (9,185,259)    (581,210)   (3,767,810)     9,539     (562,648)
                                     -----------  ------------  -----------  ------------  ---------  -----------
Total increase (decrease) in
   contract owners' equity               608,971   (27,810,761)   4,076,699   (16,229,992)   281,429   (1,225,881)
Contract owners' equity at
   beginning of period                28,857,740    56,668,501   20,118,933    36,348,925    630,568    1,856,449
                                     -----------  ------------  -----------  ------------  ---------  -----------
Contract owners' equity at end of
   period                            $29,466,711  $ 28,857,740  $24,195,632  $ 20,118,933  $ 911,997  $   630,568
                                     ===========  ============  ===========  ============  =========  ===========

                                         2009         2008         2009         2008          2009       2008
                                     -----------  ------------  -----------  ------------  ---------  -----------
Units, beginning of period             1,451,326     1,806,937    1,832,651     2,076,517     72,690      116,546
Units issued                              23,022        22,173      253,016       173,917     26,813       21,666
Units redeemed                           297,431       377,784      292,471       417,783     24,140       65,522
                                     -----------  ------------  -----------  ------------  ---------  -----------
Units, end of period                   1,176,917     1,451,326    1,793,196     1,832,651     75,363       72,690
                                     ===========  ============  ===========  ============  =========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Financial Services              Founding                 Fundamental
                                             Series II             Allocation Series II         Value Series I
                                     ------------------------  --------------------------  ------------------------
                                        2009         2008          2009          2008         2009          2008
                                     -----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received   $    18,477  $    24,440  $  3,273,588  $  2,478,566  $   256,595  $   315,999
Expenses:
   Mortality and expense risk and
      administrative charges             (51,606)     (61,836)   (1,315,109)   (1,281,405)    (417,148)    (155,087)
                                     -----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)             (33,129)     (37,396)    1,958,479     1,197,161     (160,553)     160,912
                                     -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      224,110            --     1,338,889           --       75,362
   Net realized gain (loss)             (684,380)    (310,913)   (4,866,975)   (3,822,108)    (882,293)    (174,038)
                                     -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                 (684,380)     (86,803)   (4,866,975)   (2,483,219)    (882,293)     (98,676)
                                     -----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period    1,854,845   (2,144,549)   25,037,352   (35,832,577)   8,376,907   (4,459,940)
                                     -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                          1,137,336   (2,268,748)   22,128,856   (37,118,635)   7,334,061   (4,397,704)
                                     -----------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                     168,435      365,374       981,288    24,577,255       98,358       16,365
   Transfers between sub-accounts
      and the company                    540,076      (73,215)      293,211    19,476,008   (2,243,617)  27,576,374
   Withdrawals                          (142,192)    (318,861)   (2,529,553)   (2,156,873)  (3,989,468)  (1,649,019)
   Annual contract fee                   (12,947)     (11,880)     (586,416)     (366,232)     (28,884)      (9,143)
                                     -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          553,372      (38,582)   (1,841,470)   41,530,158   (6,163,611)  25,934,577
                                     -----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             1,690,708   (2,307,330)   20,287,386     4,411,523    1,170,450   21,536,873
Contract owners' equity at
   beginning of period                 2,732,639    5,039,969    76,268,731    71,857,208   29,695,069    8,158,196
                                     -----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                            $ 4,423,347  $ 2,732,639  $ 96,556,117  $ 76,268,731  $30,865,519  $29,695,069
                                     ===========  ===========  ============  ============  ===========  ===========

                                        2009         2008          2009          2008         2009          2008
                                     -----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period               294,472      294,628    10,027,323     5,984,953    2,964,566      492,346
Units issued                             140,696       80,612       759,771     5,285,198       42,765    2,714,434
Units redeemed                            86,117       80,768       951,350     1,242,828      636,682      242,214
                                     -----------  -----------  ------------  ------------  -----------  -----------
Units, end of period                     349,051      294,472     9,835,744    10,027,323    2,370,649    2,964,566
                                     ===========  ===========  ============  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Fundamental Value         Global Allocation           Global Allocation
                                            Series II                  Series I                   Series II
                                     -------------------------  ------------------------  --------------------------
                                         2009          2008         2009         2008         2009         2008
                                     -----------  ------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received   $   245,556  $    253,081  $       136  $    80,527  $         --  $    794,959
Expenses:
   Mortality and expense risk and
      administrative charges            (532,063)     (599,877)     (13,741)     (25,663)     (165,379)     (268,699)
                                     -----------  ------------  -----------  -----------  ------------  ------------
Net investment income (loss)            (286,507)     (346,796)     (13,605)      54,864      (165,379)      526,260
                                     -----------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       451,851           --        3,420            --        34,714
   Net realized gain (loss)           (2,207,571)     (325,332)    (404,067)     (11,566)   (4,948,122)     (583,870)
                                     -----------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses)               (2,207,571)      126,519     (404,067)      (8,146)   (4,948,122)     (549,156)
                                     -----------  ------------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period   11,688,299   (17,568,407)     651,157     (713,933)    7,978,722    (6,652,360)
                                     -----------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity from
   operations                          9,194,221   (17,788,684)     233,485     (667,215)    2,865,221    (6,675,256)
                                     -----------  ------------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                     273,599       947,783        2,753        3,952       132,075       952,857
   Transfers between sub-accounts
      and the company                    (41,101)    4,757,669   (1,234,758)     (78,258)  (14,248,792)   (1,017,899)
   Withdrawals                        (1,751,934)   (2,711,660)    (116,057)    (328,267)     (430,317)   (1,426,708)
   Annual contract fee                  (154,892)     (140,923)        (838)      (1,320)      (51,946)      (64,657)
                                     -----------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,674,328)    2,852,869   (1,348,900)    (403,893)  (14,598,980)   (1,556,407)
                                     -----------  ------------  -----------  -----------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             7,519,893   (14,935,815)  (1,115,415)  (1,071,108)  (11,733,759)   (8,231,663)
Contract owners' equity at
   beginning of period                30,994,645    45,930,460    1,115,415    2,186,523    11,733,759    19,965,422
                                     -----------  ------------  -----------  -----------  ------------  ------------
Contract owners' equity at end of
   period                            $38,514,538  $ 30,994,645  $        --  $ 1,115,415  $         --  $ 11,733,759
                                     ===========  ============  ===========  ===========  ============ =============

                                         2009          2008         2009         2008         2009         2008
                                     -----------  ------------  -----------  -----------  ------------  ------------
Units, beginning of period             2,935,029     2,595,003      132,650      168,292     1,138,534     1,249,302
Units issued                             383,592       804,357        1,120        8,738        31,456       130,660
Units redeemed                           505,278       464,331      133,770       44,380     1,169,990       241,428
                                     -----------  ------------  -----------  -----------  ------------  ------------
Units, end of period                   2,813,343     2,935,029           --      132,650            --     1,138,534
                                     ===========  ============  ===========  ===========  ============ =============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Global Bond Series I      Global Bond Series II     Global Trust Series I
                                     ------------------------  ------------------------  ------------------------
                                         2009         2008        2009          2008        2009          2008
                                     -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received   $   519,039  $    35,701  $ 2,021,954  $   124,040  $   141,004  $   245,442
Expenses:
   Mortality and expense risk and
      administrative charges             (63,038)     (87,058)    (272,660)    (345,188)    (124,348)    (189,515)
                                     -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)             456,001      (51,357)   1,749,294     (221,148)      16,656       55,927
                                     -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           590,775           --    2,284,799           --           --           --
   Net realized gain (loss)             (313,548)      61,777     (722,522)     288,599     (439,634)    (138,875)
                                     -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                  277,227       61,777    1,562,277      288,599     (439,634)    (138,875)
                                     -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     (245,216)    (402,700)  (1,224,651)  (1,432,366)   2,693,904   (6,537,445)
                                     -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                            488,012     (392,280)   2,086,920   (1,364,915)   2,270,926   (6,620,393)
                                     -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                       9,213        6,151      312,665      875,080       27,418       53,187
   Transfers between sub-accounts
      and the company                   (130,406)     914,293      215,211   (2,110,151)    (428,681)    (834,504)
   Withdrawals                          (981,309)  (1,158,905)    (948,861)  (1,183,864)    (931,622)  (1,540,490)
   Annual contract fee                    (3,731)      (3,771)     (63,684)     (67,557)      (8,616)      (9,808)
                                     -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,106,233)    (242,232)    (484,669)  (2,486,492)  (1,341,501)  (2,331,615)
                                     -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity              (618,221)    (634,512)   1,602,251   (3,851,407)     929,425   (8,952,008)
Contract owners' equity at
   beginning of period                 4,729,368    5,363,880   17,079,427   20,930,834    8,859,858   17,811,866
                                     -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                            $ 4,111,147  $ 4,729,368  $18,681,678  $17,079,427  $ 9,789,283  $ 8,859,858
                                     ===========  ===========  ===========  ===========  ===========  ===========

                                         2009         2008        2009          2008        2009          2008
                                     -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period               205,667      217,223    1,046,271    1,202,424      485,555      584,689
Units issued                              16,448       90,564      204,434      491,830        8,040        7,365
Units redeemed                            67,430      102,120      234,479      647,983       85,716      106,499
                                     -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                     154,685      205,667    1,016,226    1,046,271      407,879      485,555
                                     ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Health                     Health
                                       Global Trust Series II     Sciences Series I        Sciences Series II
                                      -----------------------  -----------------------  -----------------------
                                         2009         2008        2009         2008        2009         2008
                                      ----------  -----------  ----------  -----------  ----------  -----------
Income:
   Dividend distributions received    $   62,882  $   103,579  $       --  $        --  $       --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges             (66,611)     (95,080)    (32,777)     (49,671)    (92,160)    (120,415)
                                      ----------  -----------  ----------  -----------  ----------  -----------
Net investment income (loss)              (3,729)       8,499     (32,777)     (49,671)    (92,160)    (120,415)
                                      ----------  -----------  ----------  -----------  ----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --           --      26,932       72,302      80,805      181,183
   Net realized gain (loss)             (317,359)    (138,377)   (249,769)    (461,135)   (704,446)    (402,690)
                                      ----------  -----------  ----------  -----------  ----------  -----------
Realized gains (losses)                 (317,359)    (138,377)   (222,837)    (388,833)   (623,641)    (221,507)
                                      ----------  -----------  ----------  -----------  ----------  -----------
Unrealized appreciation
   (depreciation) during the period    1,446,606   (3,011,240)    752,123     (805,987)  2,248,277   (2,506,023)
                                      ----------  -----------  ----------  -----------  ----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                          1,125,518   (3,141,118)    496,509   (1,244,491)  1,532,476   (2,847,945)
                                      ----------  -----------  ----------  -----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                      26,841       59,202         515        6,408     152,348      381,161
   Transfers between sub-accounts
      and the company                   (204,043)    (279,470)    222,109     (558,070)   (509,393)      40,285
   Withdrawals                          (164,987)    (381,480)   (259,749)    (400,068)   (439,028)    (846,396)
   Annual contract fee                   (25,053)     (25,566)     (3,023)      (3,050)    (23,675)     (26,337)
                                      ----------  -----------  ----------  -----------  ----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (367,242)    (627,314)    (40,148)    (954,780)   (819,748)    (451,287)
                                      ----------  -----------  ----------  -----------  ----------  -----------
Total increase (decrease) in
   contract owners' equity               758,276   (3,768,432)    456,361   (2,199,271)    712,728   (3,299,232)
Contract owners' equity at
   beginning of period                 4,287,733    8,056,165   1,939,599    4,138,870   5,750,862    9,050,094
                                      ----------  -----------  ----------  -----------  ----------  -----------
Contract owners' equity at end of
   period                             $5,046,009  $ 4,287,733  $2,395,960  $ 1,939,599  $6,463,590  $ 5,750,862
                                      ==========  ===========  ==========  ===========  ==========  ===========

                                         2009         2008        2009         2008        2009         2008
                                      ----------  -----------  ----------  -----------  ----------  -----------
Units, beginning of period               386,248      431,619     141,062      206,976     393,557      423,488
Units issued                              15,549       33,665      44,429       46,647      73,263      103,373
Units redeemed                            49,931       79,036      51,357      112,561     122,105      133,304
                                      ----------  -----------  ----------  -----------  ----------  -----------
Units, end of period                     351,866      386,248     134,134      141,062     344,715      393,557
                                      ==========  ===========  ==========  ===========  ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      High Income Series II     High Yield Series I      High Yield Series II
                                      ---------------------  ------------------------  ------------------------
                                         2009        2008        2009         2008        2009         2008
                                      ----------  ---------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received    $  112,145  $   5,462  $   401,992  $   402,508  $   868,360  $   617,005
Expenses:
   Mortality and expense risk and
      administrative charges              (7,964)      (808)     (59,896)     (82,056)    (124,824)    (122,470)
                                      ----------  ---------  -----------  -----------  -----------  -----------
Net investment income (loss)             104,181      4,654      342,096      320,452      743,536      494,535
                                      ----------  ---------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --        528           --           --           --           --
   Net realized gain (loss)               55,041    (35,139)    (849,251)    (457,617)  (1,322,314)    (652,685)
                                      ----------  ---------  -----------  -----------  -----------  -----------
Realized gains (losses)                   55,041    (34,611)    (849,251)    (457,617)  (1,322,314)    (652,685)
                                      ----------  ---------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period      116,557        943    2,075,324   (1,346,811)   3,762,976   (2,137,709)
                                      ----------  ---------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                            275,779    (29,014)   1,568,169   (1,483,976)   3,184,198   (2,295,859)
                                      ----------  ---------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      36,487     25,729        2,832       20,225      521,654      127,588
   Transfers between sub-accounts
      and the company                  1,157,180   (152,240)     222,434     (156,919)     600,605      362,546
   Withdrawals                          (201,630)        --   (1,326,392)  (1,250,013)  (1,329,919)  (1,357,506)
   Annual contract fee                      (540)       (67)      (3,874)      (4,109)     (14,461)     (12,018)
                                      ----------  ---------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          991,497   (126,578)  (1,105,000)  (1,390,816)    (222,121)    (879,390)
                                      ----------  ---------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             1,267,276   (155,592)     463,169   (2,874,792)   2,962,077   (3,175,249)
Contract owners' equity at
   beginning of period                    56,516    212,108    3,432,515    6,307,307    5,991,212    9,166,461
                                      ----------  ---------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                             $1,323,792  $  56,516  $ 3,895,684  $ 3,432,515  $ 8,953,289  $ 5,991,212
                                      ==========  =========  ===========  ===========  ===========  ===========

                                         2009        2008        2009         2008        2009         2008
                                      ----------  ---------  -----------  -----------  -----------  -----------
Units, beginning of period                 8,816     18,414      321,813      404,512      513,029      541,575
Units issued                             152,717     12,887       89,687      134,660      240,622      230,482
Units redeemed                            46,107     22,485      174,366      217,359      245,371      259,028
                                      ----------  ---------  -----------  -----------  -----------  -----------
Units, end of period                     115,426      8,816      237,134      321,813      508,280      513,029
                                      ==========  =========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                             International Core
                                       Income & Value Series I  Income & Value Series II          Series I
                                      ------------------------  ------------------------  -----------------------
                                          2009         2008         2009         2008        2009         2008
                                      -----------  -----------  -----------  -----------  ----------  -----------
Income:
   Dividend distributions received    $    24,957  $   369,819  $    12,937  $   201,680  $   52,651  $   173,703
Expenses:
   Mortality and expense risk and
      administrative charges              (40,495)    (189,623)     (24,500)    (114,942)    (32,758)     (53,297)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Net investment income (loss)              (15,538)     180,196      (11,563)      86,738      19,893      120,406
                                      -----------  -----------  -----------  -----------  ----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --      277,844           --      160,098      64,529       49,681
   Net realized gain (loss)            (3,927,642)    (383,971)  (2,637,422)    (133,175)   (193,387)     148,812
                                      -----------  -----------  -----------  -----------  ----------  -----------
Realized gains (losses)                (3,927,642)    (106,127)  (2,637,422)      26,923    (128,858)     198,493
                                      -----------  -----------  -----------  -----------  ----------  -----------
Unrealized appreciation
   (depreciation) during the period     3,770,084   (4,625,084)   2,552,727   (2,689,791)    419,453   (1,983,889)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                            (173,096)  (4,551,015)     (96,258)  (2,576,130)    310,488   (1,664,990)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                        1,580       15,098        7,984      152,881       5,478       10,314
   Transfers between sub-accounts
      and the company                  (8,311,008)    (917,702)  (4,950,232)    (504,566)    (29,891)    (210,949)
   Withdrawals                           (504,530)  (1,572,462)    (159,645)  (1,038,494)   (314,930)    (474,328)
   Annual contract fee                     (3,559)      (9,112)     (10,679)     (23,493)     (1,860)      (2,151)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (8,817,517)  (2,484,178)  (5,112,572)  (1,413,672)   (341,203)    (677,114)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Total increase (decrease) in
   contract owners' equity             (8,990,613)  (7,035,193)  (5,208,830)  (3,989,802)    (30,715)  (2,342,104)
Contract owners' equity at
   beginning of period                  8,990,613   16,025,806    5,208,833    9,198,635   2,367,002    4,709,106
                                      -----------  -----------  -----------  -----------  ----------  -----------
Contract owners' equity at end of
   period                             $        --  $ 8,990,613  $         3  $ 5,208,833  $2,336,287  $ 2,367,002
                                      ===========  ===========  ===========  ===========  ==========  ===========

                                          2009         2008         2009         2008        2009         2008
                                      -----------  -----------  -----------  -----------  ----------  -----------
Units, beginning of period                564,819      690,505      489,710      593,787     215,174      256,491
Units issued                                2,972       13,576        2,412       20,578      11,167       13,530
Units redeemed                            567,791      139,262      492,122      124,655      46,217       54,847
                                      -----------  -----------  -----------  -----------  ----------  -----------
Units, end of period                           --      564,819           --      489,710     180,124      215,174
                                      ===========  ===========  ===========  ===========  ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         International Core     International Equity     International Equity
                                             Series II         Index A Trust Series I  Index A Trust Series II
                                      -----------------------  ----------------------  -----------------------
                                         2009         2008        2009        2008        2009         2008
                                      ----------  -----------  ---------  -----------  ----------  -----------
Income:
   Dividend distributions received    $   35,484  $   109,940  $ 102,277  $    26,850  $  285,795  $    64,896
Expenses:
   Mortality and expense risk and
      administrative charges             (25,519)     (38,782)   (13,464)     (22,642)    (37,377)     (55,020)
                                      ----------  -----------  ---------  -----------  ----------  -----------
Net investment income (loss)               9,965       71,158     88,813        4,208     248,418        9,876
                                      ----------  -----------  ---------  -----------  ----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            46,085       33,924         --       11,988          --       28,191
   Net realized gain (loss)             (163,533)    (186,703)   (53,984)      41,253    (312,802)     163,318
                                      ----------  -----------  ---------  -----------  ----------  -----------
Realized gains (losses)                 (117,448)    (152,779)   (53,984)      53,241    (312,802)     191,509
                                      ----------  -----------  ---------  -----------  ----------  -----------
Unrealized appreciation
   (depreciation) during the period      364,750   (1,123,597)   217,781     (807,029)    793,125   (2,155,447)
                                      ----------  -----------  ---------  -----------  ----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                            257,267   (1,205,218)   252,610     (749,580)    728,741   (1,954,062)
                                      ----------  -----------  ---------  -----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                      19,417      128,319        318        4,047      17,236       30,802
   Transfers between sub-accounts
      and the company                     54,156     (196,534)   (32,871)    (136,223)    (69,518)     (60,451)
   Withdrawals                           (37,764)    (252,121)  (140,310)    (240,440)   (417,935)    (139,309)
   Annual contract fee                    (5,175)      (6,466)      (542)        (740)    (10,121)     (11,824)
                                      ----------  -----------  ---------  -----------  ----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           30,634     (326,802)  (173,405)    (373,356)   (480,338)    (180,782)
                                      ----------  -----------  ---------  -----------  ----------  -----------
Total increase (decrease) in
   contract owners' equity               287,901   (1,532,020)    79,205   (1,122,936)    248,403   (2,134,844)

Contract owners' equity at
   beginning of period                 1,589,908    3,121,928    815,596    1,938,532   2,265,945    4,400,789
                                      ----------  -----------  ---------  -----------  ----------  -----------
Contract owners' equity at end of
   period                             $1,877,809  $ 1,589,908  $ 894,801  $   815,596  $2,514,348  $ 2,265,945
                                      ==========  ===========  =========  ===========  ==========  ===========

                                         2009         2008        2009        2008        2009         2008
                                      ----------  -----------  ---------  -----------  ----------  -----------
Units, beginning of period               123,749      145,999     63,514       82,272     177,598      188,054
Units issued                              17,658       35,931      1,534        5,748      24,527       33,492
Units redeemed                            15,451       58,181     13,690       24,506      56,606       43,948
                                      ----------  -----------  ---------  -----------  ----------  -----------
Units, end of period                     125,956      123,749     51,358       63,514     145,519      177,598
                                      ==========  ===========  =========  ===========  ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        International Equity     International Small        International Small
                                          Index Series NAV           Cap Series I              Cap Series II
                                      -----------------------  ------------------------  ------------------------
                                         2009        2008          2009         2008         2009        2008
                                      ----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received    $   89,594  $    90,471  $    58,952  $   128,515  $    74,233  $   123,135
Expenses:
   Mortality and expense risk and
      administrative charges             (37,600)     (56,144)     (35,208)     (75,402)     (51,203)     (86,749)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)              51,994       34,327       23,744       53,113       23,030       36,386
                                      ----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            44,897       34,756      611,578       76,945      747,963       81,125
   Net realized gain (loss)             (273,567)    (276,972)  (3,313,467)    (352,333)  (3,293,531)    (783,371)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                 (228,670)    (242,216)  (2,701,889)    (275,388)  (2,545,568)    (702,246)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period      935,096   (1,765,941)   3,915,763   (3,198,060)   4,207,382   (3,086,988)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                            758,420   (1,973,830)   1,237,618   (3,420,335)   1,684,844   (3,752,848)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      25,170       32,748       27,888       35,105       34,774      217,833
   Transfers between sub-accounts
      and the company                   (139,721)    (254,554)  (3,796,622)    (428,245)  (4,576,849)  (1,018,428)
   Withdrawals                          (108,745)    (275,189)    (240,119)    (583,163)    (148,152)    (304,663)
   Annual contract fee                   (17,934)     (18,060)      (3,037)      (4,165)     (11,837)     (15,357)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (241,230)    (515,055)  (4,011,890)    (980,468)  (4,702,064)  (1,120,615)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity               517,190   (2,488,885)  (2,774,272)  (4,400,803)  (3,017,220)  (4,873,463)
Contract owners' equity at
   beginning of period                 2,216,387    4,705,272    2,774,272    7,175,075    3,017,220    7,890,683
                                      ----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                             $2,733,577  $ 2,216,387  $        --  $ 2,774,272  $        --  $ 3,017,220
                                      ==========  ===========  ===========  ===========  ===========  ===========

                                         2009        2008          2009         2008         2009        2008
                                      ----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period               307,630      357,459      255,352      302,428      263,240      316,628
Units issued                              16,918       44,783       17,417       18,232       96,604       44,523
Units redeemed                            46,866       94,612      272,769       65,308      359,844       97,911
                                      ----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                     277,682      307,630           --      255,352           --      263,240
                                      ==========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      International  International
                                      Small Company  Small Company     International Value       International Value
                                         Series I      Series II            Series I                  Series II
                                      -------------  -------------  ------------------------  -------------------------
                                           2009           2009         2009         2008         2009         2008
                                      -------------  -------------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received     $   26,634      $   42,921   $   167,876  $   420,070  $   276,285  $    642,579
Expenses:
   Mortality and expense risk and
      administrative charges               (6,569)        (11,480)     (120,529)    (196,245)    (218,859)     (324,899)
                                       ----------      ----------   -----------  -----------  -----------  ------------
Net investment income (loss)               20,065          31,441        47,347      223,825       57,426       317,680
                                       ----------      ----------   -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --              --       382,066      437,153      658,719       696,283
   Net realized gain (loss)                (3,246)         (4,610)     (999,628)    (171,744)  (1,555,571)     (540,689)
                                       ----------      ----------   -----------  -----------  -----------  ------------
Realized gains (losses)                    (3,246)         (4,610)     (617,562)     265,409     (896,852)      155,594
                                       ----------      ----------   -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period       (82,438)       (135,953)    2,878,861   (7,416,776)   4,965,601   (11,689,329)
                                       ----------      ----------   -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity from
   operations                             (65,619)       (109,122)    2,308,646   (6,927,542)   4,126,175   (11,216,055)
                                       ----------      ----------   -----------  -----------  -----------  ------------
Changes from principal transactions:
   Purchase payments                          783           3,020        38,012       55,915       61,632       422,940
   Transfers between sub-accounts
      and the company                   3,461,809       5,525,696      (569,057)  (1,022,378)    (756,628)   (1,689,579)
   Withdrawals                            (80,975)        (13,061)   (1,179,362)  (1,819,972)    (849,163)   (1,878,172)
   Annual contract fee                       (278)         (2,178)       (7,397)      (8,946)     (59,812)      (67,709)
                                       ----------      ----------   -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         3,381,339       5,513,477    (1,717,804)  (2,795,381)  (1,603,971)   (3,212,520)
                                       ----------      ----------   -----------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity              3,315,720       5,404,355       590,842   (9,722,923)   2,522,204   (14,428,575)
Contract owners' equity at
   beginning of period                         --              --     8,050,189   17,773,112   13,482,985    27,911,560
                                       ----------      ----------   -----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                              $3,315,720      $5,404,355   $ 8,641,031  $ 8,050,189  $16,005,189  $ 13,482,985
                                       ==========      ==========   ===========  ===========  ===========  ============

                                           2009           2009         2009         2008         2009         2008
                                      -------------  -------------  -----------  -----------  -----------  ------------
Units, beginning of period                     --              --       654,115      815,126      981,827     1,140,907
Units issued                              288,673         457,462         8,517       25,192       52,503       111,061
Units redeemed                             18,356          16,718       137,963      186,203      158,837       270,141
                                       ----------      ----------   -----------  -----------  -----------  ------------
Units, end of period                      270,317         440,744       524,669      654,115      875,493       981,827
                                       ==========      ==========   ===========  ===========  ===========  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Investment Quality        Investment Quality         Large Cap Value
                                            Bond Series I            Bond Series II               Series I
                                      ------------------------  ------------------------  -----------------------
                                          2009         2008         2009         2008        2009         2008
                                      -----------  -----------  -----------  -----------  ----------  -----------
Income:
   Dividend distributions received    $   348,056  $   548,756  $ 1,145,721  $ 1,615,929  $   17,241  $    28,053
Expenses:
   Mortality and expense risk and
      administrative charges             (113,085)    (139,573)    (353,277)    (436,910)    (17,980)     (30,857)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Net investment income (loss)              234,971      409,183      792,444    1,179,019        (739)      (2,804)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --           --           --           --          --           --
   Net realized gain (loss)              (276,836)    (407,484)    (414,847)    (954,525)   (275,364)    (109,397)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Realized gains (losses)                  (276,836)    (407,484)    (414,847)    (954,525)   (275,364)    (109,397)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Unrealized appreciation
   (depreciation) during the period       787,816     (303,180)   1,730,595   (1,177,057)    355,507     (735,229)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                             745,951     (301,481)   2,108,192     (952,563)     79,404     (847,430)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                       40,749       20,522      211,726      658,493       2,080       12,223
   Transfers between sub-accounts
      and the company                     153,158     (372,865)   5,578,920   (6,466,039)    (99,391)     (91,664)
   Withdrawals                         (1,394,862)  (1,768,098)  (1,570,138)  (2,356,707)   (177,140)    (287,729)
   Annual contract fee                     (5,858)      (4,856)     (96,673)    (105,452)     (1,623)      (1,828)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (1,206,813)  (2,125,297)   4,123,835   (8,269,705)   (276,074)    (368,998)
                                      -----------  -----------  -----------  -----------  ----------  -----------
Total increase (decrease) in
   contract owners' equity               (460,862)  (2,426,778)   6,232,027   (9,222,268)   (196,670)  (1,216,428)
Contract owners' equity at
   beginning of period                  7,498,564    9,925,342   20,939,692   30,161,960   1,318,229    2,534,657
                                      -----------  -----------  -----------  -----------  ----------  -----------
Contract owners' equity at end of
   period                             $ 7,037,702  $ 7,498,564  $27,171,719  $20,939,692  $1,121,559  $ 1,318,229
                                      ===========  ===========  ===========  ===========  ==========  ===========

                                          2009         2008         2009         2008        2009         2008
                                      -----------  -----------  -----------  -----------  ----------  -----------
Units, beginning of period                355,339      456,240    1,421,789    1,979,728      83,531      101,295
Units issued                               25,837       42,853      470,765      195,350       8,143        4,905
Units redeemed                             86,217      143,754      225,282      753,289      26,415       22,669
                                      -----------  -----------  -----------  -----------  ----------  -----------
Units, end of period                      294,959      355,339    1,667,272    1,421,789      65,259       83,531
                                      ===========  ===========  ===========  ===========  ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Large Cap Value        Lifestyle Aggressive     Lifestyle Aggressive
                                             Series II                 Series I                 Series II
                                      -----------------------  -----------------------  -------------------------
                                         2009         2008        2009         2008         2009         2008
                                      ----------  -----------  ----------  -----------  -----------  ------------
Income:
   Dividend distributions received    $   59,538  $    80,245  $   26,928  $    67,145  $   249,745  $    581,996
Expenses:
   Mortality and expense risk and
      administrative charges             (66,640)     (93,456)    (41,736)     (61,157)    (437,792)     (549,576)
                                      ----------  -----------  ----------  -----------  -----------  ------------
Net investment income (loss)              (7,102)     (13,211)    (14,808)       5,988     (188,047)       32,420
                                      ----------  -----------  ----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --           --          --      510,358           --     4,732,949
   Net realized gain (loss)             (468,394)    (201,309)   (713,847)    (171,865)  (2,264,362)   (2,562,178)
                                      ----------  -----------  ----------  -----------  -----------  ------------
Realized gains (losses)                 (468,394)    (201,309)   (713,847)     338,493   (2,264,362)    2,170,771
                                      ----------  -----------  ----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period      851,685   (2,492,246)  1,513,949   (2,355,890)  11,293,317   (21,066,514)
                                      ----------  -----------  ----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity from
   operations                            376,189   (2,706,766)    785,294   (2,011,409)   8,840,908   (18,863,323)
                                      ----------  -----------  ----------  -----------  -----------  ------------
Changes from principal transactions:
   Purchase payments                      44,301      185,999      55,738       73,254      311,457     2,517,738
   Transfers between sub-accounts
      and the company                   (217,618)      (6,609)   (131,896)    (231,555)   1,410,125    (1,023,556)
   Withdrawals                          (207,819)    (359,248)   (234,636)    (235,955)  (1,199,805)   (3,494,889)
   Annual contract fee                   (18,703)     (21,012)     (3,551)      (4,541)    (159,949)     (168,286)
                                      ----------  -----------  ----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (399,839)    (200,870)   (314,345)    (398,797)     361,828    (2,168,993)
                                      ----------  -----------  ----------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity               (23,650)  (2,907,636)    470,949   (2,410,206)   9,202,736   (21,032,316)
Contract owners' equity at
   beginning of period                 4,532,763    7,440,399   2,572,692    4,982,898   25,699,105    46,731,421
                                      ----------  -----------  ----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                             $4,509,113  $ 4,532,763  $3,043,641  $ 2,572,692  $34,901,841  $ 25,699,105
                                      ==========  ===========  ==========  ===========  ===========  ============

                                         2009         2008        2009         2008         2009         2008
                                      ----------  -----------  ----------  -----------  -----------  ------------
Units, beginning of period               287,239      297,142     250,075      277,412    2,297,428     2,375,128
Units issued                              27,500       31,464      46,386        8,343      233,782       452,817
Units redeemed                            51,743       41,367      75,032       35,680      193,395       530,517
                                      ----------  -----------  ----------  -----------  -----------  ------------
Units, end of period                     262,996      287,239     221,429      250,075    2,337,815     2,297,428
                                      ==========  ===========  ==========  ===========  ===========  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Lifestyle Balanced          Lifestyle Balanced       Lifestyle Conservative
                                               Series I                   Series II                   Series I
                                      -------------------------  ---------------------------  ------------------------
                                          2009         2008          2009           2008          2009         2008
                                      -----------  ------------  ------------  -------------  -----------  -----------
Income:
   Dividend distributions received    $ 1,168,306  $  1,066,519  $ 31,175,464  $  24,457,868  $   582,874  $   571,562
Expenses:
   Mortality and expense risk and
      administrative charges             (406,434)     (595,169)  (11,042,216)   (11,896,110)    (187,363)    (228,439)
                                      -----------  ------------  ------------  -------------  -----------  -----------
Net investment income (loss)              761,872       471,350    20,133,248     12,561,758      395,511      343,123
                                      -----------  ------------  ------------  -------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                             20,676     1,672,400       562,085     31,740,338       30,408      275,032
   Net realized gain (loss)            (2,647,971)   (1,014,258)  (26,404,043)   (13,214,519)    (875,345)    (828,644)
                                      -----------  ------------  ------------  -------------  -----------  -----------
Realized gains (losses)                (2,627,295)      658,142   (25,841,958)    18,525,819     (844,937)    (553,612)
                                      -----------  ------------  ------------  -------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     8,459,040   (14,757,643)  188,255,011   (315,511,690)   2,536,873   (2,382,837)
                                      -----------  ------------  ------------  -------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                           6,593,617   (13,628,151)  182,546,301   (284,424,113)   2,087,447   (2,593,326)
                                      -----------  ------------  ------------  -------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      679,112       144,684    54,719,626     85,459,568       34,459       40,001
   Transfers between sub-accounts
      and the company                   1,765,336    (2,403,402)   42,738,422     36,434,943     (349,654)   1,101,292
      Withdrawals                      (3,572,063)   (7,011,437)  (37,119,350)   (55,902,830)  (1,925,443)  (2,211,853)
      Annual contract fee                 (42,476)      (25,128)   (3,669,105)    (2,974,203)     (12,575)     (11,265)
                                      -----------  ------------  ------------  -------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (1,170,091)   (9,295,283)   56,669,593     63,017,478   (2,253,213)  (1,081,825)
                                      -----------  ------------  ------------  -------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity              5,423,526   (22,923,434)  239,215,894   (221,406,635)    (165,766)  (3,675,151)
Contract owners' equity at
   beginning of period                 24,805,904    47,729,338   607,183,633    828,590,268   11,787,350   15,462,501
                                      -----------  ------------  ------------  -------------  -----------  -----------
Contract owners' equity at end of
   period                             $30,229,430  $ 24,805,904  $846,399,527  $ 607,183,633  $11,621,584  $11,787,350
                                      ===========  ============  ============  =============  ===========  ===========

                                          2009         2008          2009           2008          2009         2008
                                      -----------  ------------  ------------  -------------  -----------  -----------
Units, beginning of period              1,854,565     2,442,488    52,147,101     47,211,660      751,308      810,361
Units issued                              345,363       186,468    10,179,238     11,304,790      172,624      293,177
Units redeemed                            446,163       774,391     4,778,396      6,369,349      306,904      352,230
                                      -----------  ------------  ------------  -------------  -----------  -----------
Units, end of period                    1,753,765     1,854,565    57,547,943     52,147,101      617,028      751,308
                                      ===========  ============  ============  =============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Lifestyle Conservative
                                               Series II          Lifestyle Growth Series I   Lifestyle Growth Series II
                                      --------------------------  -------------------------  ---------------------------
                                          2009          2008          2009         2008          2009           2008
                                      ------------  ------------  -----------  ------------  ------------  -------------
Income:
   Dividend distributions received    $  9,422,110  $  5,800,826  $   525,295  $    579,856  $ 24,794,572  $  21,392,821
Expenses:
   Mortality and expense risk and
      administrative charges            (2,553,242)   (1,783,174)    (259,214)     (389,308)  (11,900,119)   (13,590,323)
                                      ------------  ------------  -----------  ------------  ------------  -------------
Net investment income (loss)             6,868,868     4,017,652      266,081       190,548    12,894,453      7,802,498
                                      ------------  ------------  -----------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                             396,359     1,927,286           --     1,398,987            --     46,529,392
   Net realized gain (loss)             (6,087,187)   (4,178,069)  (1,770,153)     (568,341)  (28,458,260)   (14,070,588)
                                      ------------  ------------  -----------  ------------  ------------  -------------
Realized gains (losses)                 (5,690,828)   (2,250,783)  (1,770,153)      830,646   (28,458,260)    32,458,804
                                      ------------  ------------  -----------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period     28,807,979   (23,438,060)   6,093,815   (11,986,262)  227,997,208   (426,449,262)
                                      ------------  ------------  -----------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity from
   operations                           29,986,019   (21,671,191)   4,589,743   (10,965,068)  212,433,401   (386,187,960)
                                      ------------  ------------  -----------  ------------  ------------  -------------
Changes from principal transactions:
   Purchase payments                    15,012,122    14,789,124       61,791       217,593    42,788,493    110,746,555
   Transfers between sub-accounts
      and the company                   38,955,393    58,530,925       37,528    (2,294,777)   18,997,254     (9,489,679)
   Withdrawals                         (12,961,289)  (10,284,533)  (3,123,219)   (3,041,684)  (25,030,528)   (44,391,288)
   Annual contract fee                    (753,569)     (373,764)     (15,479)      (20,160)   (4,498,747)    (3,813,957)
                                      ------------  ------------  -----------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         40,252,657    62,661,752   (3,039,379)   (5,139,028)   32,256,472     53,051,631
                                      ------------  ------------  -----------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity              70,238,676    40,990,561    1,550,364   (16,104,096)  244,689,873   (333,136,329)
Contract owners' equity at
   beginning of period                 125,591,911    84,601,350   16,384,383    32,488,479   659,686,112    992,822,441
                                      ------------  ------------  -----------  ------------  ------------  -------------
Contract owners' equity at end of
   period                             $195,830,587  $125,591,911  $17,934,747  $ 16,384,383  $904,375,985  $ 659,686,112
                                      ============  ============  ===========  ============  ============  =============

                                          2009          2008          2009         2008          2009           2008
                                      ------------  ------------  -----------  ------------  ------------  -------------
Units, beginning of period               9,578,698     5,316,720    1,375,913     1,701,361    60,321,560     55,721,491
Units issued                             5,570,239     6,722,128      117,878       124,138     7,969,505     11,444,245
Units redeemed                           2,457,341     2,460,150      346,268       449,586     4,234,103      6,844,176
                                      ------------  ------------  -----------  ------------  ------------  -------------
Units, end of period                    12,691,596     9,578,698    1,147,523     1,375,913    64,056,962     60,321,560
                                      ============  ============  ===========  ============  ============  =============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Lifestyle Moderate         Lifestyle Moderate          LMFC Core Equity
                                               Series I                   Series II                  Series II
                                      -------------------------  --------------------------  ------------------------
                                          2009         2008          2009          2008          2009         2008
                                      -----------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received    $   591,383  $    664,874  $ 11,622,622  $  9,424,975  $    44,306  $   538,309
Expenses:
   Mortality and expense risk and
      administrative charges             (204,458)     (326,357)   (3,741,454)   (3,555,391)     (14,011)     (64,886)
                                      -----------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)              386,925       338,517     7,881,168     5,869,584       30,295      473,423
                                      -----------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --       500,775            --     5,132,111           --      127,621
   Net realized gain (loss)            (1,428,354)     (788,035)  (10,373,082)   (5,886,949)  (3,928,010)    (456,858)
                                      -----------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)                (1,428,354)     (287,260)  (10,373,082)     (754,838)  (3,928,010)    (329,237)
                                      -----------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     3,936,810    (5,613,590)   57,486,635   (68,935,764)   3,864,515   (3,398,308)
                                      -----------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                           2,895,381    (5,562,333)   54,994,721   (63,821,018)     (33,200)  (3,254,122)
                                      -----------  ------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      261,638        56,608    24,379,694    29,541,460        1,143      135,998
   Transfers between sub-accounts
      and the company                     469,072    (2,369,552)   20,452,516    30,407,347   (3,008,352)     926,377
   Withdrawals                         (3,144,087)   (3,566,007)  (15,253,812)  (18,372,880)     (36,467)    (376,081)
   Annual contract fee                    (11,363)      (10,412)   (1,128,582)     (789,749)      (4,269)     (15,418)
                                      -----------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (2,424,740)   (5,889,363)   28,449,816    40,786,178   (3,047,945)     670,876
                                      -----------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity                470,641   (11,451,696)   83,444,537   (23,034,840)  (3,081,145)  (2,583,246)
Contract owners' equity at
   beginning of period                 13,419,035    24,870,731   201,465,426   224,500,266    3,081,145    5,664,391
                                      -----------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                             $13,889,676  $ 13,419,035  $284,909,963  $201,465,426  $        --  $ 3,081,145
                                      ===========  ============  ============  ============  ===========  ===========

                                          2009         2008          2009          2008          2009         2008
                                      -----------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period                955,032     1,329,495    16,670,661    13,562,202      486,323      399,691
Units issued                              127,180       115,681     4,853,075     5,747,875       30,861      171,432
Units redeemed                            298,493       490,144     2,365,374     2,639,416      517,184       84,800
                                      -----------  ------------  ------------  ------------  -----------  -----------
Units, end of period                      783,719       955,032    19,158,362    16,670,661           --      486,323
                                      ===========  ============  ============  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Marisco International
                                      Opportunities Series II   Mid Cap Index Series I   Mid Cap Index Series II
                                      -----------------------  -----------------------  ------------------------
                                         2009         2008        2009         2008         2009         2008
                                      ----------  -----------  ----------  -----------  -----------  -----------
Income:
   Dividend distributions received    $   25,231  $    36,841  $   14,511  $    18,946  $    75,130  $    80,846
Expenses:
   Mortality and expense risk and
      administrative charges             (43,777)     (60,858)    (21,345)     (35,131)    (139,206)    (184,373)
                                      ----------  -----------  ----------  -----------  -----------  -----------
Net investment income (loss)             (18,546)     (24,017)     (6,834)     (16,185)     (64,076)    (103,527)
                                      ----------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      178,534      21,314       54,981      137,046      275,493
   Net realized gain (loss)             (644,480)    (801,989)   (194,675)    (142,072)    (942,577)    (797,841)
                                      ----------  -----------  ----------  -----------  -----------  -----------
Realized gains (losses)                 (644,480)    (623,455)   (173,361)     (87,091)    (805,531)    (522,348)
                                      ----------  -----------  ----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period    1,506,941   (1,994,774)    588,423     (857,454)   3,551,689   (4,516,470)
                                      ----------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                            843,915   (2,642,246)    408,228     (960,730)   2,682,082   (5,142,345)
                                      ----------  -----------  ----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                     193,471      334,260         504        4,573      117,506      248,855
   Transfers between sub-accounts
      and the company                    424,886     (647,469)     98,015      117,352       65,698    1,924,281
   Withdrawals                          (123,597)    (224,807)   (216,642)    (436,275)    (619,417)  (1,324,915)
   Annual contract fee                    (6,172)      (7,737)     (1,464)      (1,723)     (47,089)     (47,665)
                                      ----------  -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          488,588     (545,753)   (119,587)    (316,073)    (483,302)     800,556
                                      ----------  -----------  ----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             1,332,503   (3,187,999)    288,641   (1,276,803)   2,198,780   (4,341,789)
Contract owners' equity at
   beginning of period                 2,322,887    5,510,886   1,341,481    2,618,284    8,363,387   12,705,176
                                      ----------  -----------  ----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                             $3,655,390  $ 2,322,887  $1,630,122  $ 1,341,481  $10,562,167  $ 8,363,387
                                      ==========  ===========  ==========  ===========  ===========  ===========

                                         2009         2008        2009         2008         2009         2008
                                      ----------  -----------  ----------  -----------  -----------  -----------
Units, beginning of period               226,741      256,410     105,262      128,389      712,717      677,699
Units issued                              90,691      118,431      14,212       48,317       79,738      267,848
Units redeemed                            52,709      148,100      24,792       71,444      114,839      232,830
                                      ----------  -----------  ----------  -----------  -----------  -----------
Units, end of period                     264,723      226,741      94,682      105,262      677,616      712,717
                                      ==========  ===========  ==========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Mid Cap Intersection        Mid Cap Stock
                                            Series II                Series I          Mid Cap Stock Series II
                                      --------------------  ------------------------  -------------------------
                                         2009       2008        2009         2008         2009         2008
                                      ---------  ---------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received    $   1,347  $      --  $        --  $        --  $        --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges             (4,355)    (3,764)    (148,460)    (239,351)    (215,809)     (301,890)
                                      ---------  ---------  -----------  -----------  -----------  ------------
Net investment income (loss)             (3,008)    (3,764)    (148,460)    (239,351)    (215,809)     (301,890)
                                      ---------  ---------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --         --           --      413,597           --       562,298
   Net realized gain (loss)             (52,088)   (39,550)  (1,223,712)      94,256     (953,223)     (238,441)
                                      ---------  ---------  -----------  -----------  -----------  ------------
Realized gains (losses)                 (52,088)   (39,550)  (1,223,712)     507,853     (953,223)      323,857
                                      ---------  ---------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     143,329   (140,925)   3,767,207   (8,840,498)   4,892,184   (11,100,329)
                                      ---------  ---------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity from
   operations                            88,233   (184,239)   2,395,035   (8,571,996)   3,723,152   (11,078,362)
                                      ---------  ---------  -----------  -----------  -----------  ------------
Changes from principal transactions:
   Purchase payments                      1,500    136,411       43,082      126,600      177,993       603,946
   Transfers between sub-accounts
      and the company                  (312,679)   218,531     (505,479)   2,233,169     (392,922)    1,551,239
   Withdrawals                           (4,933)      (444)  (2,030,770)  (2,397,735)    (652,219)   (1,643,956)
   Annual contract fee                     (123)       (64)     (11,975)     (11,168)     (57,305)      (65,362)
                                      ---------  ---------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (316,235)   354,434   (2,505,142)     (49,134)    (924,453)      445,867
                                      ---------  ---------  -----------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             (228,002)   170,195     (110,107)  (8,621,130)   2,798,699   (10,632,495)
Contract owners' equity at
   beginning of period                  228,002     57,807   10,197,454   18,818,584   13,395,993    24,028,488
                                      ---------  ---------  -----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                             $      --  $ 228,002  $10,087,347  $10,197,454  $16,194,692  $ 13,395,993
                                      =========  =========  ===========  ===========  ===========  ============

                                         2009       2008        2009         2008         2009         2008
                                      ---------  ---------  -----------  -----------  -----------  ------------
Units, beginning of period               34,753      5,027      913,146      933,397      988,037       977,546
Units issued                             58,647     59,865       17,509      222,918       77,964       221,660
Units redeemed                           93,400     30,139      231,205      243,169      137,531       211,169
                                      ---------  ---------  -----------  -----------  -----------  ------------
Units, end of period                         --     34,753      699,450      913,146      928,470       988,037
                                      =========  =========  ===========  ===========  ===========  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Mid Cap Value             Mid Cap Value
                                               Series I                   Series II            Money Market Series I
                                      ------------------------  ---------------------------  -------------------------
                                          2009         2008         2009           2008          2009        2008
                                      -----------  -----------  ------------  -------------  ------------  -----------
Income:
   Dividend distributions received    $    42,277  $    95,844  $    117,278    $   228,997  $     43,350  $   443,963
Expenses:
   Mortality and expense risk and
      administrative charges              (17,121)     (92,347)      (47,830)      (231,133)     (299,887)    (396,166)
                                      -----------  -----------  ------------    -----------  ------------  -----------
Net investment income (loss)               25,156        3,497        69,448         (2,136)     (256,537)      47,797
                                      -----------  -----------  ------------    -----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --      259,159            --        666,481            --           --
   Net realized gain (loss)            (3,703,206)  (1,139,700)  (10,291,714)    (1,632,463)           --         (347)
                                      -----------  -----------  ------------    -----------  ------------  -----------
Realized gains (losses)                (3,703,206)    (880,541)  (10,291,714)      (965,982)           --         (347)
                                      -----------  -----------  ------------    -----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the period     3,804,838   (1,936,613)   10,664,829     (6,234,278)           --           --
                                      -----------  -----------  ------------    -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                             126,788   (2,813,657)      442,563     (7,202,396)     (256,537)      47,450
                                      -----------  -----------  ------------    -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                        3,646       13,072        19,297        215,351       323,581      315,253
   Transfers between sub-accounts
      and the company                  (3,596,486)    (585,980)  (10,489,349)    (1,113,850)    2,443,820   (2,968,538)
   Withdrawals                           (124,322)  (1,016,578)     (180,798)    (1,324,736)  (12,230,007)   3,699,634
   Annual contract fee                     (2,253)      (4,785)      (16,084)       (44,400)      (19,360)     (15,689)
                                      -----------  -----------  ------------    -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (3,719,415)  (1,594,271)  (10,666,934)    (2,267,635)   (9,481,966)   1,030,660
                                      -----------  -----------  ------------    -----------  ------------  -----------
Total increase (decrease) in
   contract owners' equity             (3,592,627)  (4,407,928)  (10,224,371)    (9,470,031)   (9,738,503)   1,078,110
Contract owners' equity at
   beginning of period                  3,592,627    8,000,555    10,224,371     19,694,402    24,157,707   23,079,597
                                      -----------  -----------  ------------    -----------  ------------  -----------
Contract owners' equity at end of
   period                             $        --  $ 3,592,627  $         --    $10,224,371  $ 14,419,204  $24,157,707
                                      ===========  ===========  ============    ===========  ============  ===========

                                          2009         2008         2009           2008          2009          2008
                                      -----------  -----------  ------------  -------------  ------------  -----------
Units, beginning of period                297,056      396,662       898,979      1,036,284     1,531,839    1,469,476
Units issued                                2,336        7,454         3,426         52,968       642,409    1,771,755
Units redeemed                            299,392      107,060       902,405        190,273     1,265,516    1,709,392
                                      -----------  -----------  ------------  -------------  ------------  -----------
Units, end of period                           --      297,056            --        898,979       908,732    1,531,839
                                      ===========  ===========  ============  =============  ============  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,


                                                                         Money Market       Mutual Shares
                                        Money Market Series II        Trust B Series NAV       Series I
                                      --------------------------  ------------------------  -------------
                                          2009          2008          2009         2008          2009
                                      ------------  ------------  -----------  -----------  -------------
Income:
   Dividend distributions received    $     97,661  $  1,198,106  $    35,813  $   135,699     $    --
Expenses:
   Mortality and expense risk and
      administrative charges            (1,862,672)   (1,352,071)    (112,620)    (108,545)       (203)
                                      ------------  ------------  -----------  -----------     -------
Net investment income (loss)            (1,765,011)     (153,965)     (76,807)      27,154        (203)
                                      ------------  ------------  -----------  -----------     -------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                  --            --           --           --          --
   Net realized gain (loss)                     --        (2,105)          --        2,285         225
                                      ------------  ------------  -----------  -----------     -------
Realized gains (losses)                         --        (2,105)          --        2,285         225
                                      ------------  ------------  -----------  -----------     -------
Unrealized appreciation
   (depreciation) during the period             --            --           --           --       4,608
                                      ------------  ------------  -----------  -----------     -------
Net increase (decrease) in
   contract owners' equity from
   operations                           (1,765,011)     (156,070)     (76,807)      29,439       4,630
                                      ------------  ------------  -----------  -----------     -------
Changes from principal transactions:
   Purchase payments                    16,044,584    21,784,518       28,940       18,681      80,765
   Transfers between sub-accounts
      and the company                  (17,431,242)   78,191,594   (1,334,047)   5,875,832      15,548
   Withdrawals                         (29,337,317)  (31,766,262)  (1,866,420)  (2,703,464)         29
   Annual contract fee                    (516,087)     (244,422)     (29,479)     (21,728)     (3,217)
                                      ------------  ------------  -----------  -----------     -------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (31,240,062)   67,965,428   (3,201,006)   3,169,321      93,125
                                      ------------  ------------  -----------  -----------     -------
Total increase (decrease) in
   contract owners' equity             (33,005,073)   67,809,358   (3,277,813)   3,198,760      97,755
Contract owners' equity at
   beginning of period                 120,124,009    52,314,651    8,576,760    5,378,000          --
                                      ------------  ------------  -----------  -----------     -------
Contract owners' equity at end of
   period                             $ 87,118,936  $120,124,009  $ 5,298,947  $ 8,576,760     $97,755
                                      ============  ============  ===========  ===========     =======

                                          2009          2008          2009         2008          2009
                                      ------------  ------------  -----------  -----------  -------------
Units, beginning of period               9,306,136     4,050,334      669,660      421,840          --
Units issued                             6,447,774    11,943,209      165,449      724,897       9,411
Units redeemed                           8,915,405     6,687,407      416,830      477,077         159
                                      ------------  ------------  -----------  -----------     -------
Units, end of period                     6,838,505     9,306,136      418,279      669,660       9,252
                                      ============  ============  ===========  ===========     =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Natural                  Optimized               Optimized
                                         Resources Series II        All Cap Series II        Value Series II
                                      -------------------------  -----------------------  -----------------------
                                          2009         2008         2009         2008        2009        2008
                                      -----------  ------------  ----------  -----------  ----------  -----------
Income:
   Dividend distributions received    $    79,211  $     53,554  $   72,801  $    58,425  $   37,663  $    66,204
Expenses:
   Mortality and expense risk and
      administrative charges             (179,275)     (286,519)    (97,015)    (147,201)    (29,969)     (47,240)
                                      -----------  ------------  ----------  -----------  ----------  -----------
Net investment income (loss)             (100,064)     (232,965)    (24,214)     (88,776)      7,694       18,964
                                      -----------  ------------  ----------  -----------  ----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          3,543,039       659,413          --           --          --           --
   Net realized gain (loss)            (8,213,168)   (4,541,964)   (765,283)    (898,393)   (333,238)    (312,192)
                                      -----------  ------------  ----------  -----------  ----------  -----------
Realized gains (losses)                (4,670,129)   (3,882,551)   (765,283)    (898,393)   (333,238)    (312,192)
                                      -----------  ------------  ----------  -----------  ----------  -----------
Unrealized appreciation
   (depreciation) during the period     9,728,386    (6,395,628)  2,252,025   (4,068,145)    724,556   (1,307,326)
                                      -----------  ------------  ----------  -----------  ----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                           4,958,193   (10,511,144)  1,462,528   (5,055,314)    399,012   (1,600,554)
                                      -----------  ------------  ----------  -----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                      323,936       836,037      43,365       95,333      26,284       53,928
   Transfers between sub-accounts
      and the company                   1,880,159    (1,686,471)   (267,895)    (165,361)    (69,335)      11,528
   Withdrawals                           (627,661)   (1,893,940)   (308,094)  (1,047,804)   (158,997)    (428,909)
   Annual contract fee                    (35,596)      (39,419)    (42,526)     (45,111)    (14,261)     (16,327)
                                      -----------  ------------  ----------  -----------  ----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         1,540,838    (2,783,793)   (575,150)  (1,162,943)   (216,309)    (379,780)
                                      -----------  ------------  ----------  -----------  ----------  -----------
Total increase (decrease) in
   contract owners' equity              6,499,031   (13,294,937)    887,378   (6,218,257)    182,703   (1,980,334)
Contract owners' equity at
   beginning of period                  8,609,305    21,904,242   6,134,931   12,353,188   2,061,947    4,042,281
                                      -----------  ------------  ----------  -----------  ----------  -----------
Contract owners' equity at end of
   period                             $15,108,336  $  8,609,305  $7,022,309  $ 6,134,931  $2,244,650  $ 2,061,947
                                      ===========  ============  ==========  ===========  ==========  ===========

                                          2009         2008         2009         2008        2009         2008
                                      -----------  ------------  ----------  -----------  ----------  -----------
Units, beginning of period                403,134       464,413     513,791      578,097     206,574      233,957
Units issued                              228,216       279,527       7,991       44,446      19,185       15,765
Units redeemed                            156,706       340,806      55,122      108,752      42,452       43,148
                                      -----------  ------------  ----------  -----------  ----------  -----------
Units, end of period                      474,644       403,134     466,660      513,791     183,307      206,574
                                      ===========  ============  ==========  ===========  ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                PIM Classic
                                        Pacific Rim Series I     Pacific Rim Series II       Value Series II
                                      -----------------------  ------------------------  -----------------------
                                         2009         2008         2009         2008         2009        2008
                                      ----------  -----------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received    $   14,150  $    25,596  $   23,073   $    45,293  $    10,644  $   26,150
Expenses:
   Mortality and expense risk and
      administrative charges             (19,265)     (24,456)    (40,689)      (51,116)      (5,250)    (25,793)
                                      ----------  -----------  ----------   -----------  -----------  ----------
Net investment income (loss)              (5,115)       1,140     (17,616)       (5,823)       5,394         357
                                      ----------  -----------  ----------   -----------  -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                              --         42,284        --          79,606         --        27,169
   Net realized gain (loss)             (416,096)    (109,890)   (393,668)     (663,825)  (1,011,425)   (464,980)
                                      ----------  -----------  ----------   -----------  -----------  ----------
Realized gains (losses)                 (416,096)     (67,606)   (393,668)     (584,219)  (1,011,425)   (437,811)
                                      ----------  -----------  ----------   -----------  -----------  ----------
Unrealized appreciation
   (depreciation) during the period      816,107     (759,707)  1,119,926    (1,180,838)     950,372    (542,291)
                                      ----------  -----------  ----------   -----------  -----------  ----------
Net increase (decrease) in
   contract owners' equity from
   operations                            394,896     (826,173)    708,642    (1,770,880)     (55,659)   (979,745)
                                      ----------  -----------  ----------   -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                      12,210       12,285     113,054       265,219        1,338      86,940
   Transfers between sub-accounts
      and the company                    (53,767)     (16,627)    138,397      (292,876)  (1,045,153)    268,925
   Withdrawals                          (130,098)    (169,994)    (25,460)     (230,131)     (26,768)    (77,111)
   Annual contract fee                    (1,101)      (1,352)     (9,945)      (10,400)        (727)     (3,454)
                                      ----------  -----------  ----------   -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (172,756)    (175,688)    216,046      (268,188)  (1,071,310)    275,300
                                      ----------  -----------  ----------   -----------  -----------  ----------
Total increase (decrease) in
   contract owners' equity               222,140   (1,001,861)    924,688    (2,039,068)  (1,126,969)   (704,445)
Contract owners' equity at
   beginning of period                 1,214,916    2,216,777   2,276,184     4,315,252    1,126,969   1,831,414
                                      ----------  -----------  ----------   -----------  -----------  ----------
Contract owners' equity at end of
   period                             $1,437,056  $ 1,214,916  $3,200,872   $ 2,276,184  $        --  $1,126,969
                                      ==========  ===========  ==========   ===========  ===========  ==========

                                         2009         2008         2009         2008         2009        2008
                                      ----------  -----------  -----------  -----------  -----------  ----------
Units, beginning of period               135,518      144,936     177,225       195,764      149,229     129,464
Units issued                              57,054       28,314      47,897       101,299       12,458     148,367
Units redeemed                            69,684       37,732      30,370       119,838      161,687     128,602
                                      ----------  -----------  ----------   -----------  -----------  ----------
Units, end of period                     122,888      135,518     194,752       177,225           --     149,229
                                      ==========  ===========  ==========   ===========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     Real Estate               Real Estate
                                          PIMCO All Asset         Securities Series I      Securities Series II
                                      -----------------------  ------------------------  ------------------------
                                         2009        2008          2009         2008         2009        2008
                                      ----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received    $  168,350  $   162,601  $    77,834  $   138,700  $   230,901  $   351,546
Expenses:
   Mortality and expense risk and
      administrative charges             (39,114)     (49,463)     (34,816)     (74,269)    (112,466)    (197,951)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)             129,236      113,138       43,018       64,431      118,435      153,595
                                      ----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --        7,975           --       68,764           --      182,160
   Net realized gain (loss)              (68,113)    (226,902)  (1,219,646)  (2,717,358)  (3,395,117)  (5,987,863)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                  (68,113)    (218,927)  (1,219,646)  (2,648,594)  (3,395,117)  (5,805,703)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period      369,699     (465,177)   1,763,234      555,719    5,342,313      472,354
                                      ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                            430,822     (570,966)     586,606   (2,028,444)   2,065,631   (5,179,754)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      19,545       30,180        1,264       22,409      112,904      263,055
   Transfers between sub-accounts
      and the company                    126,389        2,001      (75,576)  (1,082,117)    (217,683)  (1,262,978)
   Withdrawals                           (95,173)    (641,832)    (196,464)    (667,581)    (469,699)  (1,979,315)
   Annual contract fee                    (6,640)      (7,782)      (2,393)      (3,594)     (25,821)     (32,635)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           44,121     (617,433)    (273,169)  (1,730,883)    (600,299)  (3,011,873)
                                      ----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity               474,943   (1,188,399)     313,437   (3,759,327)   1,465,332   (8,191,627)
Contract owners' equity at
   beginning of period                 2,356,394    3,544,793    2,524,676    6,284,003    7,440,131   15,631,758
                                      ----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                             $2,831,337  $ 2,356,394  $ 2,838,113  $ 2,524,676  $ 8,905,463  $ 7,440,131
                                      ==========  ===========  ===========  ===========  ===========  ===========

                                         2009        2008          2009         2008         2009        2008
                                      ----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period               181,038      224,910      135,450      201,915      500,920      619,751
Units issued                              20,090       62,360       13,000       26,315       83,419      125,029
Units redeemed                            18,832      106,232       29,687       92,780      110,069      243,860
                                      ----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                     182,296      181,038      118,763      135,450      474,270      500,920
                                      ==========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Real Return Bond       Science & Technology    Science & Technology
                                              Series II                 Series I                Series II
                                      ------------------------  -----------------------  -----------------------
                                          2009         2008        2009         2008        2009         2008
                                      -----------  -----------  ----------  -----------  ----------  -----------
Income:
   Dividend distributions received    $   832,425  $    61,702  $       --  $        --  $       --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges             (154,589)    (179,346)    (99,920)    (135,115)    (69,391)     (71,965)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Net investment income (loss)              677,836     (117,644)    (99,920)    (135,115)    (69,391)     (71,965)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            568,581      277,145        --           --          --           --
   Net realized gain (loss)              (372,894)    (252,965)    257,419      366,827    (259,262)     301,603
                                      -----------  -----------  ----------  -----------  ----------  -----------
Realized gains (losses)                   195,687       24,180     257,419      366,827    (259,262)     301,603
                                      -----------  -----------  ----------  -----------  ----------  -----------
Unrealized appreciation
   (depreciation) during the period       687,618   (1,578,087)  3,121,520   (5,299,297)  2,462,380   (2,839,917)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                           1,561,141   (1,671,551)  3,279,019   (5,067,585)  2,133,727   (2,610,279)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                       73,673       66,629      15,845       50,321     142,572      171,251
   Transfers between sub-accounts
      and the company                      38,601    2,329,944    (230,040)    (870,570)    873,255     (642,082)
   Withdrawals                         (1,218,551)  (1,701,306)   (714,467)  (1,291,342)   (270,749)    (634,744)
   Annual contract fee                    (25,176)     (25,524)     (9,525)      (9,981)    (20,856)     (18,155)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (1,131,453)     669,743    (938,187)  (2,121,572)    724,222   (1,123,730)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Total increase (decrease) in
   contract owners' equity                429,688   (1,001,808)  2,340,832   (7,189,157)  2,857,949   (3,734,009)
Contract owners' equity at
   beginning of period                  9,528,961   10,530,769   5,468,941   12,658,098   2,940,717    6,674,726
                                      -----------  -----------  ----------  -----------  ----------  -----------
Contract owners' equity at end of
   period                             $ 9,958,649  $ 9,528,961  $7,809,773  $ 5,468,941  $5,798,666  $ 2,940,717
                                      ===========  ===========  ==========  ===========  ==========  ===========

                                          2009         2008        2009         2008        2009         2008
                                      -----------  -----------  ----------  -----------  ----------  -----------
Units, beginning of period                734,055      706,553     926,425    1,171,203     328,686      408,240
Units issued                              117,510      341,903      90,720       72,342     213,398      122,298
Units redeemed                            197,752      314,401     217,829      317,120     140,053      201,852
                                      -----------  -----------  ----------  -----------  ----------  -----------
Units, end of period                      653,813      734,055     799,316      926,425     402,031      328,686
                                      ===========  ===========  ==========  ===========  ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   Small Cap Index        Small Cap Index
                                        Scudder Fixed Income           Series I               Series II
                                      ------------------------  ---------------------  -----------------------
                                          2009         2008        2009       2008        2009         2008
                                      -----------  -----------  ---------  ----------  ----------  -----------
Income:
   Dividend distributions received    $   253,546  $   321,545  $   4,358  $   10,827  $   41,146  $    98,071
Expenses:
   Mortality and expense risk and
      administrative charges              (43,021)     (72,592)    (8,931)    (14,835)   (105,816)    (150,041)
                                      -----------  -----------  ---------  ----------  ----------  -----------
Net investment income (loss)              210,525      248,953     (4,573)     (4,008)    (64,670)     (51,970)
                                      -----------  -----------  ---------  ----------  ----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --           --       17,896      10,037     213,772       99,383
   Net realized gain (loss)              (984,354)    (189,275)   (93,539)    (61,123)   (644,653)    (549,235)
                                      -----------  -----------  ---------  ----------  ----------  -----------
Realized gains (losses)                  (984,354)    (189,275)   (75,643)    (51,086)   (430,881)    (449,852)
                                      -----------  -----------  ---------  ----------  ----------  -----------
Unrealized appreciation
   (depreciation) during the period       969,741   (1,045,347)   202,170    (313,041)  2,034,942   (3,296,965)
                                      -----------  -----------  ---------  ----------  ----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                             195,912     (985,669)   121,954    (368,135)  1,539,391   (3,798,787)
                                      -----------  -----------  ---------  ----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                        8,922       10,646        284         247      68,639      121,522
   Transfers between sub-accounts
      and the company                  (3,207,016)    (660,443)   (24,002)   (197,062)   (310,047)    (638,609)
   Withdrawals                           (204,294)    (812,668)   (93,340)   (120,846)   (325,070)    (618,738)
   Annual contract fee                    (16,808)     (21,082)      (507)       (780)    (43,093)     (43,235)
                                      -----------  -----------  ---------  ----------  ----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (3,419,196)  (1,483,547)  (117,565)   (318,441)   (609,571)  (1,179,060)
                                      -----------  -----------  ---------  ----------  ----------  -----------
Total increase (decrease) in
   contract owners' equity             (3,223,284)  (2,469,216)     4,389    (686,576)    929,820   (4,977,847)
Contract owners' equity at
   beginning of period                  3,223,284    5,692,500    587,751   1,274,327   6,779,787   11,757,634
                                      -----------  -----------  ---------  ----------  ----------  -----------
Contract owners' equity at end of
   period                             $        --  $ 3,223,284  $ 592,140  $  587,751  $7,709,607  $ 6,779,787
                                      ===========  ===========  =========  ==========  ==========  ===========

                                          2009         2008        2009       2008        2009         2008
                                      -----------  -----------  ---------  ----------  ----------  -----------
Units, beginning of period                291,033      406,302     52,481      74,214     583,749      659,784
Units issued                               23,326        9,146      3,054       5,424      22,252       40,579
Units redeemed                            314,359      124,415     13,102      27,157      72,332      116,614
                                      -----------  -----------  ---------  ----------  ----------  -----------
Units, end of period                           --      291,033     42,433      52,481     533,669      583,749
                                      ===========  ===========  =========  ==========  ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Small Cap Opportunities  Small Cap Opportunities     Small Company Value
                                              Series I                 Series II                  Series I
                                      ------------------------  -----------------------  -----------------------
                                          2009         2008        2009         2008        2009        2008
                                      -----------  -----------  ----------  -----------  ----------  -----------
Income:
   Dividend distributions received    $        --  $    47,138  $       --  $   115,760  $   15,608  $    48,263
Expenses:
   Mortality and expense risk and
      administrative charges              (19,501)     (32,083)    (60,020)     (83,830)    (64,550)    (111,231)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Net investment income (loss)              (19,501)      15,055     (60,020)      31,930     (48,942)     (62,968)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --       65,972          --      172,708     555,545      131,866
   Net realized gain (loss)              (340,508)    (108,342)   (515,078)    (289,620)   (863,053)    (244,317)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Realized gains (losses)                  (340,508)     (42,370)   (515,078)    (116,912)   (307,508)    (112,451)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Unrealized appreciation
   (depreciation) during the period       708,428   (1,051,332)  1,704,218   (2,759,102)  1,264,860   (1,988,878)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                             348,419   (1,078,647)  1,129,120   (2,844,084)    908,410   (2,164,297)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Changes from principal transactions:
   Purchase payments                          215          276     138,664      279,212      14,174       23,135
   Transfers between sub-accounts
      and the company                     (16,203)    (262,626)   (334,139)    (296,858)   (283,218)    (733,829)
   Withdrawals                           (203,421)    (254,469)   (154,937)    (563,705)   (705,124)  (1,230,361)
   Annual contract fee                       (819)      (1,012)    (19,923)     (21,382)     (4,758)      (5,788)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          (220,228)    (517,831)   (370,335)    (602,733)   (978,926)  (1,946,843)
                                      -----------  -----------  ----------  -----------  ----------  -----------
Total increase (decrease) in
   contract owners' equity                128,191   (1,596,478)    758,785   (3,446,817)    (70,516)  (4,111,140)
Contract owners' equity at
   beginning of period                  1,275,616    2,872,094   3,769,710    7,216,527   4,625,343    8,736,483
                                      -----------  -----------  ----------  -----------  ----------  -----------
Contract owners' equity at end of
   period                             $ 1,403,807  $ 1,275,616  $4,528,495  $ 3,769,710  $4,554,827  $ 4,625,343
                                      ===========  ===========  ==========  ===========  ==========  ===========

                                          2009         2008        2009         2008        2009        2008
                                      -----------  -----------  ----------  -----------  ----------  -----------
Units, beginning of period                 99,833      128,071     302,602      328,073     274,110      371,608
Units issued                               18,942        2,726      32,698       44,709       4,256       42,355
Units redeemed                             35,593       30,964      56,398       70,180      63,433      139,853
                                      -----------  -----------  ----------  -----------  ----------  -----------
Units, end of period                       83,182       99,833     278,902      302,602     214,933      274,110
                                      ===========  ===========  ==========  ===========  ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Smaller      Smaller
                                                                  Company      Company
                                         Small Company Value       Growth      Growth
                                               Series II          Series I    Series II   Strategic Bond Series I
                                      ------------------------  -----------  ----------  ------------------------
                                          2009         2008         2009        2009         2009         2008
                                      -----------  -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received    $    24,338  $    72,143  $        --  $       --  $   604,592  $   711,034
Expenses:
   Mortality and expense risk and
      administrative charges             (165,565)    (242,998)      (4,433)     (5,238)    (117,365)    (163,575)
                                      -----------  -----------  -----------  ----------  -----------  -----------
Net investment income (loss)             (141,227)    (170,855)      (4,433)     (5,238)     487,227      547,459
                                      -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          1,357,226      282,210           --          --           --           --
   Net realized gain (loss)            (1,019,331)    (711,021)       1,262         934     (558,030)    (459,370)
                                      -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses)                   337,895     (428,811)       1,262         934     (558,030)    (459,370)
                                      -----------  -----------  -----------  ----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     2,262,385   (3,991,661)     114,654     129,064    1,579,060   (2,055,190)
                                      -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity from
   operations                           2,459,053   (4,591,327)     111,483     124,760    1,508,257   (1,967,101)
                                      -----------  -----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      120,410      249,273          327       1,119        4,256       24,514
   Transfers between sub-accounts
      and the company                    (341,237)  (1,677,788)   2,215,961   2,521,246     (217,167)    (521,747)
   Withdrawals                           (669,358)  (1,981,921)     (17,015)     (2,845)  (1,418,552)  (2,049,012)
   Annual contract fee                    (36,636)     (39,812)        (333)       (999)      (7,009)      (7,683)
                                      -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          (926,821)  (3,450,248)   2,198,940   2,518,521   (1,638,472)  (2,553,928)
                                      -----------  -----------  -----------  ----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity              1,532,232   (8,041,575)   2,310,423   2,643,281     (130,215)  (4,521,029)
Contract owners' equity at
   beginning of period                 10,641,695   18,683,270           --          --    8,049,178   12,570,207
                                      -----------  -----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of
   period                             $12,173,927  $10,641,695  $ 2,310,423  $2,643,281  $ 7,918,963  $ 8,049,178
                                      ===========  ===========  ===========  ==========  ===========  ===========

                                          2009         2008         2009        2009         2009         2008
                                      -----------  -----------  -----------  ----------  -----------  -----------
Units, beginning of period                786,503      978,052           --          --      483,588      628,165
Units issued                               48,073      103,101      179,215     203,336       19,334       44,048
Units redeemed                            113,931      294,650        3,210       1,817      115,030      188,625
                                      -----------  -----------  -----------  ----------  -----------  -----------
Units, end of period                      720,645      786,503      176,005     201,519      387,892      483,588
                                      ===========  ===========  ===========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                            T Rowe Price
                                                                         Strategic            Mid Value
                                       Strategic Bond Series II      Income Series II         Series I
                                      -------------------------   -----------------------   ------------
                                          2009         2008          2009         2008          2009
                                      -----------   -----------   ----------   ----------   ------------
Income:
   Dividend distributions received    $   755,804   $   747,487   $   82,627   $  140,250    $   17,371
Expenses:
   Mortality and expense risk and
      administrative charges             (147,763)     (181,151)     (22,117)     (25,647)      (42,414)
                                      -----------   -----------   ----------   ----------    ----------
Net investment income (loss)              608,041       566,336       60,510      114,603       (25,043)
                                      -----------   -----------   ----------   ----------    ----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --            --           --           --            --
   Net realized gain (loss)              (478,876)     (827,798)     (61,716)      (8,795)      112,107
                                      -----------   -----------   ----------   ----------    ----------
Realized gains (losses)                  (478,876)     (827,798)     (61,716)      (8,795)      112,107
                                      -----------   -----------   ----------   ----------    ----------
Unrealized appreciation
   (depreciation) during the period     1,655,906    (1,845,954)     288,879     (243,790)    1,056,987
                                      -----------   -----------   ----------   ----------    ----------
Net increase (decrease) in
   contract owners' equity from
   operations                           1,785,071    (2,107,416)     287,673     (137,982)    1,144,051
                                      -----------   -----------   ----------   ----------    ----------
Changes from principal
   transactions:
   Purchase payments                      112,618       173,430        2,892        2,668           640
   Transfers between sub-accounts
      and the company                     854,538    (1,749,025)     362,083     (296,383)    3,256,905
   Withdrawals                           (655,344)   (1,243,821)    (225,585)    (414,057)     (235,959)
   Annual contract fee                    (30,552)      (32,469)      (3,361)      (3,886)       (2,272)
                                      -----------   -----------   ----------   ----------    ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           281,260    (2,851,885)     136,029     (711,658)    3,019,314
                                      -----------   -----------   ----------   ----------    ----------
Total increase (decrease) in
   contract owners' equity              2,066,331    (4,959,301)     423,702     (849,640)    4,163,365
Contract owners' equity at
   beginning of period                  8,497,242    13,456,543    1,093,763    1,943,403            --
                                      -----------   -----------   ----------   ----------    ----------
Contract owners' equity at end of
   period                             $10,563,573   $ 8,497,242   $1,517,465   $1,093,763    $4,163,365
                                      ===========   ===========   ==========   ==========    ==========

                                          2009         2008          2009         2008          2009
                                      -----------   -----------   ----------   ----------   ------------
Units, beginning of period                653,786       852,319       85,155      135,809            --
Units issued                              121,307        68,632       50,469       13,180       330,859
Units redeemed                            104,476       267,165       40,811       63,834        54,243
                                      -----------   -----------   ----------   ----------    ----------
Units, end of period                      670,617       653,786       94,813       85,155       276,616
                                      ===========   ===========   ==========   ==========    ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                          Total Bond
                                            T Rowe Price           Total Bond Market    Market Trust A
                                         Mid Value Series II       Trust A Series II      Series NAV
                                      ------------------------   --------------------   --------------
                                          2009         2008         2009       2008          2009
                                      -----------   ----------   ---------   --------   --------------
Income:
   Dividend distributions received    $    28,391   $    8,183   $   7,046   $  5,102      $  4,130
Expenses:
   Mortality and expense risk and
      administrative charges             (128,922)     (15,531)     (5,667)    (4,813)         (362)
                                      -----------   ----------   ---------   --------      --------
Net investment income (loss)             (100,531)      (7,348)      1,379        289         3,768
                                      -----------   ----------   ---------   --------      --------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --       19,515       4,052        803            --
   Net realized gain (loss)               (66,016)    (373,680)      3,730        693            41
                                      -----------   ----------   ---------   --------      --------
Realized gains (losses)                   (66,016)    (354,165)      7,782      1,496            41
                                      -----------   ----------   ---------   --------      --------
Unrealized appreciation
   (depreciation) during the period     3,679,685     (207,332)     (2,639)     9,949        (2,979)
                                      -----------   ----------   ---------   --------      --------
Net increase (decrease) in
   contract owners' equity from
   operations                           3,513,138     (568,845)      6,522     11,734           830
                                      -----------   ----------   ---------   --------      --------
Changes from principal
   transactions:
   Purchase payments                       28,778          572      40,000         --       138,903
   Transfers between sub-accounts
      and the company                   9,765,797      219,154    (119,710)   352,526        38,208
   Withdrawals                         (1,004,525)     (74,970)        768     (4,986)          (39)
   Annual contract fee                    (27,861)      (1,731)     (2,973)    (1,192)       (5,432)
                                      -----------   ----------   ---------   --------      --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         8,762,189      143,025     (81,915)   346,348       171,640
                                      -----------   ----------   ---------   --------      --------
Total increase (decrease) in
   contract owners' equity             12,275,327     (425,820)    (75,393)   358,082       172,470
Contract owners' equity at
   beginning of period                    629,388    1,055,208     399,923     41,841            --
                                      -----------   ----------   ---------   --------      --------
Contract owners' equity at end of
   period                             $12,904,715   $  629,388   $ 324,530   $399,923      $172,470
                                      ===========   ==========   =========   ========      ========

                                          2009         2008         2009       2008          2009
                                      -----------   ----------   ---------   --------   --------------
Units, beginning of period                 60,229       64,734      29,789      3,228            --
Units issued                              918,435       56,219       5,966     34,162        13,392
Units redeemed                            119,366       60,724      11,864      7,601           105
                                      -----------   ----------   ---------   --------      --------
Units, end of period                      859,298       60,229      23,891     29,789        13,287
                                      ===========   ==========   =========   ========      ========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                               Total Stock Market
                                       Total Return Series I       Total Return Series II        Index Series I
                                     -------------------------   -------------------------   ----------------------
                                         2009          2008          2009          2008         2009        2008
                                     -----------   -----------   -----------   -----------   ---------   ----------
Income:
   Dividend distributions received   $   828,353   $ 1,086,220   $ 1,338,600   $ 1,462,633   $   8,415   $   14,066
Expenses:
   Mortality and expense risk and
      administrative charges            (332,050)     (385,136)     (537,450)     (495,445)     (9,573)     (15,684)
                                     -----------   -----------   -----------   -----------   ---------   ----------
Net investment income (loss)             496,303       701,084       801,150       967,188      (1,158)      (1,618)
                                     -----------   -----------   -----------   -----------   ---------   ----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           968,836       263,583     1,548,911       336,535          --        1,782
   Net realized gain (loss)              (39,037)     (161,444)      (15,135)     (106,247)     (8,713)     118,896
                                     -----------   -----------   -----------   -----------   ---------   ----------
Realized gains (losses)                  929,799       102,139     1,533,776       230,288      (8,713)     120,678
                                     -----------   -----------   -----------   -----------   ---------   ----------
Unrealized appreciation
   (depreciation) during the period      860,574      (563,855)    1,383,771      (832,748)    156,312     (550,598)
                                     -----------   -----------   -----------   -----------   ---------   ----------
Net increase (decrease) in
   contract owners' equity from
   operations                          2,286,676       239,368     3,718,697       364,728     146,441     (431,538)
                                     -----------   -----------   -----------   -----------   ---------   ----------
Changes from principal
   transactions:
   Purchase payments                      41,414        72,763     1,234,607       909,001       1,507       13,932
   Transfers between sub-accounts
      and the company                  2,027,027      (504,977)    5,662,392     2,993,068     (29,555)    (337,175)
   Withdrawals                        (4,039,080)   (3,944,868)   (3,482,147)   (4,080,378)   (173,300)    (107,708)
   Annual contract fee                   (13,589)      (12,821)      (93,823)      (74,598)       (950)      (1,097)
                                     -----------   -----------   -----------   -----------   ---------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,984,228)   (4,389,903)    3,321,029      (252,907)   (202,298)    (432,048)
                                     -----------   -----------   -----------   -----------   ---------   ----------
Total increase (decrease) in
   contract owners' equity               302,448    (4,150,535)    7,039,726       111,821     (55,857)    (863,586)
Contract owners' equity at
   beginning of period                21,107,807    25,258,342    30,864,189    30,752,368     619,834    1,483,420
                                     -----------   -----------   -----------   -----------   ---------   ----------
Contract owners' equity at end of
   period                            $21,410,255   $21,107,807   $37,903,915   $30,864,189   $ 563,977   $  619,834
                                     ===========   ===========   ===========   ===========   =========   ==========

                                         2009          2008          2009          2008         2009        2008
                                     -----------   -----------   -----------   -----------   ---------   ----------
Units, beginning of period             1,165,684     1,410,659     1,984,413     1,990,713      76,037      112,441
Units issued                             160,384       161,176       606,285       796,653         882        4,500
Units redeemed                           270,414       406,151       401,241       802,953      22,363       40,904
                                     -----------   -----------   -----------   -----------   ---------   ----------
Units, end of period                   1,055,654     1,165,684     2,189,457     1,984,413      54,556       76,037
                                     ===========   ===========   ===========   ===========   =========   ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Total Stock Market           U.S. Government             U.S. Government
                                          Index Series II           Securities Series I         Securities Series II
                                     -------------------------   -------------------------   -------------------------
                                         2009         2008           2009          2008          2009          2008
                                     -----------   -----------   -----------   -----------   -----------   -----------
Income:
   Dividend distributions received   $    99,342   $   145,611   $   393,928   $   592,347   $   327,320   $   429,491
Expenses:
   Mortality and expense risk and
      administrative charges            (116,237)     (179,121)     (204,379)     (261,046)     (187,580)     (192,749)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)             (16,895)      (33,510)      189,549       331,301       139,740       236,742
                                     -----------   -----------   -----------   -----------   -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --        21,217       350,536            --       287,365            --
   Net realized gain (loss)           (1,004,292)     (353,766)     (321,966)     (760,111)     (175,497)     (555,794)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Realized gains (losses)               (1,004,292)     (332,549)       28,570      (760,111)      111,868      (555,794)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Unrealized appreciation
   (depreciation) during the period    2,671,682    (4,688,023)      669,506       (91,440)      463,320       (64,379)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in
   contract owners' equity from
   operations                          1,650,495    (5,054,082)      887,625      (520,250)      714,928      (383,431)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Changes from principal
   transactions:
   Purchase payments                      35,761        91,122        66,573        44,349       133,090       173,184
   Transfers between sub-accounts
      and the company                   (672,950)       59,948      (642,462)    1,100,071       749,702     3,045,134
   Withdrawals                          (465,187)   (1,413,117)   (2,645,920)   (3,860,003)   (1,955,283)   (2,102,615)
   Annual contract fee                   (41,431)      (47,503)       (6,491)       (6,258)      (26,618)      (18,667)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,143,807)   (1,309,550)   (3,228,300)   (2,721,841)   (1,099,109)    1,097,036
                                     -----------   -----------   -----------   -----------   -----------   -----------
Total increase (decrease) in
   contract owners' equity               506,688    (6,363,632)   (2,340,675)   (3,242,091)     (384,181)      713,605
Contract owners' equity at
   beginning of period                 7,663,562    14,027,194    14,851,487    18,093,578    11,709,474    10,995,869
                                     -----------   -----------   -----------   -----------   -----------   -----------
Contract owners' equity at end of
   period                            $ 8,170,250   $ 7,663,562   $12,510,812   $14,851,487   $11,325,293   $11,709,474
                                     ===========   ===========   ===========   ===========   ===========   ===========

                                         2009         2008           2009          2008          2009          2008
                                     -----------   -----------   -----------   -----------   -----------   -----------
Units, beginning of period               715,004       808,512       750,264       902,777       882,824       802,972
Units issued                              52,156        73,650        66,521       487,640       222,215       909,333
Units redeemed                           164,593       167,158       230,879       640,153       302,485       829,481
                                     -----------   -----------   -----------   -----------   -----------   -----------
Units, end of period                     602,567       715,004       585,906       750,264       802,554       882,824
                                     ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       U.S. High Yield          U.S. Large Cap              U.S. Large Cap
                                          Series II             Value Series I              Value Series II
                                     -------------------   -------------------------   -------------------------
                                       2009       2008         2009         2008           2009          2008
                                     --------   --------   -----------   -----------   -----------   -----------
Income:
   Dividend distributions received   $ 24,273   $ 11,279   $    30,631   $   179,406   $    32,496   $   174,257
Expenses:
   Mortality and expense risk and
      administrative charges           (4,353)    (2,948)      (24,616)     (131,285)      (28,085)     (131,826)
                                     --------   --------   -----------   -----------   -----------   -----------
Net investment income (loss)           19,920      8,331         6,015        48,121         4,411        42,431
                                     --------   --------   -----------   -----------   -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                             --         --            --            --            --            --
   Net realized gain (loss)            (4,649)   (12,298)   (2,040,069)      376,900    (2,603,943)      237,802
                                     --------   --------   -----------   -----------   -----------   -----------
Realized gains (losses)                (4,649)   (12,298)   (2,040,069)      376,900    (2,603,943)      237,802
                                     --------   --------   -----------   -----------   -----------   -----------
Unrealized appreciation
   (depreciation) during the period    88,017    (45,627)    1,951,219    (4,401,358)    2,502,477    (4,229,552)
                                     --------   --------   -----------   -----------   -----------   -----------
Net increase (decrease) in
   contract owners' equity from
   operations                         103,288    (49,594)      (82,835)   (3,976,337)      (97,055)   (3,949,319)
                                     --------   --------   -----------   -----------   -----------   -----------
Changes from principal
   transactions:
   Purchase payments                       18        261         2,609        49,369        28,320       387,949
   Transfers between sub-accounts
      and the company                  25,356     25,944    (5,011,958)     (701,469)   (5,751,663)     (254,191)
   Withdrawals                        (16,327)   (14,745)     (248,638)   (1,544,803)     (101,213)   (1,146,338)
   Annual contract fee                 (1,264)      (877)       (2,385)       (6,905)      (10,566)      (28,481)
                                     --------   --------   -----------   -----------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         7,783     10,583    (5,260,372)   (2,203,808)   (5,835,122)   (1,041,061)
                                     --------   --------   -----------   -----------   -----------   -----------
Total increase (decrease) in
   contract owners' equity            111,071    (39,011)   (5,343,207)   (6,180,145)   (5,932,177)   (4,990,380)
Contract owners' equity at
   beginning of period                166,036    205,047     5,343,207    11,523,352     5,932,177    10,922,557
                                     --------   --------   -----------   -----------   -----------   -----------
Contract owners' equity at end of
   period                            $277,107   $166,036   $        --   $ 5,343,207   $        --   $ 5,932,177
                                     ========   ========   ===========   ===========   ===========   ===========

                                       2009       2008         2009         2008           2009          2008
                                     --------   --------   -----------   -----------   -----------   -----------
Units, beginning of period             15,184     14,592       610,923       793,165       630,290       697,188
Units issued                           17,629      8,730        19,376        20,605         9,192        63,792
Units redeemed                         15,212      8,138       630,299       202,847       639,482       130,690
                                     --------   --------   -----------   -----------   -----------   -----------
Units, end of period                   17,601     15,184            --       610,923            --       630,290
                                     ========   ========   ===========   ===========   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       UBS Large Cap Series I     UBS Large Cap Series II     Utilities Series I
                                     --------------------------   -----------------------   ------------------------
                                        2009           2008          2009         2008         2009          2008
                                     -----------   ------------   ----------   ----------   ----------   -----------
Income:
   Dividend distributions received   $   193,950   $    209,820   $   15,349   $   14,313   $   99,554   $    97,956
Expenses:
   Mortality and expense risk and
      administrative charges            (144,960)      (230,780)     (13,438)     (18,837)     (32,159)      (57,739)
                                     -----------   ------------   ----------   ----------   ----------   -----------
Net investment income (loss)              48,990        (20,960)       1,911       (4,524)      67,395        40,217
                                     -----------   ------------   ----------   ----------   ----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --             --           --           --           --       143,521
   Net realized gain (loss)           (1,441,722)    (1,158,433)     (70,009)     (82,955)    (280,974)     (389,538)
                                     -----------   ------------   ----------   ----------   ----------   -----------
Realized gains (losses)               (1,441,722)    (1,158,433)     (70,009)     (82,955)    (280,974)     (246,017)
                                     -----------   ------------   ----------   ----------   ----------   -----------
Unrealized appreciation
   (depreciation) during the period    4,007,657     (6,449,784)     305,069     (503,091)     740,657    (1,431,197)
                                     -----------   ------------   ----------   ----------   ----------   -----------
Net increase (decrease) in
   contract owners' equity from
   operations                          2,614,925     (7,629,177)     236,971     (590,570)     527,078    (1,636,997)
                                     -----------   ------------   ----------   ----------   ----------   -----------
Changes from principal
   transactions:
   Purchase payments                      16,933         43,244        8,948       41,602       16,526        11,880
   Transfers between sub-accounts
      and the company                   (592,720)      (617,450)     (49,350)     (33,266)     355,809      (704,159)
   Withdrawals                        (1,087,247)    (2,572,876)     (36,384)    (165,104)    (233,094)     (722,904)
   Annual contract fee                   (10,900)       (13,176)      (5,192)      (5,484)      (2,864)       (3,487)
                                     -----------   ------------   ----------   ----------   ----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,673,934)    (3,160,258)     (81,978)    (162,252)     136,377    (1,418,670)
                                     -----------   ------------   ----------   ----------   ----------   -----------
Total increase (decrease) in
   contract owners' equity               940,991    (10,789,435)     154,993     (752,822)     663,455    (3,055,667)
Contract owners' equity at
   beginning of period                10,360,329     21,149,764      860,137    1,612,959    1,985,090     5,040,757
                                     -----------   ------------   ----------   ----------   ----------   -----------
Contract owners' equity at end of
   period                            $11,301,320   $ 10,360,329   $1,015,130   $  860,137   $2,648,545   $ 1,985,090
                                     ===========   ============   ==========   ==========   ==========   ===========

                                        2009           2008          2009         2008         2009          2008
                                     -----------   ------------   ----------   ----------   ----------   -----------
Units, beginning of period             1,120,962      1,364,068       93,616      104,356      150,812       231,208
Units issued                               3,216         18,207        1,267        9,976       36,975        39,796
Units redeemed                           176,213        261,313        9,007       20,716       35,121       120,192
                                     -----------   ------------   ----------   ----------   ----------   -----------
Units, end of period                     947,965      1,120,962       85,876       93,616      152,666       150,812
                                     ===========   ============   ==========   ==========   ==========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Utilities Series II           Value Series I            Value Series II
                                     ------------------------   -------------------------   ------------------------
                                        2009          2008          2009          2008         2009          2008
                                     ----------   -----------   -----------   -----------   ----------   -----------
Income:
   Dividend distributions received   $  210,972   $   166,954   $    55,641   $    73,000   $   32,480   $    32,228
Expenses:
   Mortality and expense risk and
      administrative charges            (72,485)     (110,718)      (64,434)     (113,640)     (45,529)      (67,160)
                                     ----------   -----------   -----------   -----------   ----------   -----------
Net investment income (loss)            138,487        56,236        (8,793)      (40,640)     (13,049)      (34,932)
                                     ----------   -----------   -----------   -----------   ----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --       272,412            --       234,260           --       133,236
   Net realized gain (loss)            (508,172)     (213,516)     (925,736)     (175,150)    (489,824)     (572,955)
                                     ----------   -----------   -----------   -----------   ----------   -----------
Realized gains (losses)                (508,172)       58,896      (925,736)       59,110     (489,824)     (439,719)
                                     ----------   -----------   -----------   -----------   ----------   -----------
Unrealized appreciation
   (depreciation) during the period   1,604,951    (3,290,341)    2,328,399    (3,637,078)   1,450,421    (1,576,611)
                                     ----------   -----------   -----------   -----------   ----------   -----------
Net increase (decrease) in
   contract owners' equity from
   operations                         1,235,266    (3,175,209)    1,393,870    (3,618,608)     947,548    (2,051,262)
                                     ----------   -----------   -----------   -----------   ----------   -----------
Changes from principal
   transactions:
   Purchase payments                     28,255        69,596        18,000        18,381       27,398       170,572
   Transfers between sub-accounts
      and the company                    56,160      (316,906)     (380,272)   (1,122,279)    (107,009)     (490,511)
   Withdrawals                         (231,826)     (555,143)     (670,826)   (1,202,500)    (137,328)     (420,448)
   Annual contract fee                  (12,293)      (16,256)       (3,836)       (4,673)      (8,385)       (9,587)
                                     ----------   -----------   -----------   -----------   ----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (159,704)     (818,709)   (1,036,934)   (2,311,071)    (225,324)     (749,974)
                                     ----------   -----------   -----------   -----------   ----------   -----------
Total increase (decrease) in
   contract owners' equity            1,075,562    (3,993,918)      356,936    (5,929,679)     722,224    (2,801,236)
Contract owners' equity at
   beginning of period                4,346,211     8,340,129     4,384,221    10,313,900    2,621,533     5,422,769
                                     ----------   -----------   -----------   -----------   ----------   -----------
Contract owners' equity at end of
   period                            $5,421,773   $ 4,346,211   $ 4,741,157   $ 4,384,221   $3,343,757   $ 2,621,533
                                     ==========   ===========   ===========   ===========   ==========   ===========

                                        2009          2008          2009          2008         2009          2008
                                     ----------   -----------   -----------   -----------   ----------   -----------
Units, beginning of period              216,811       250,917       267,802       367,190      230,916       274,625
Units issued                             30,366        46,253         4,765         8,643       23,425        43,711
Units redeemed                           41,473        80,359        64,842       108,031       40,655        87,420
                                     ----------   -----------   -----------   -----------   ----------   -----------
Units, end of period                    205,704       216,811       207,725       267,802      213,686       230,916
                                     ==========   ===========   ===========   ===========   ==========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Wellington Small           Wellington Small          Wells Capital
                                           Cap Growth                  Cap Value                Core Bond
                                            Series II                  Series II                Series II
                                     ------------------------   ------------------------   --------------------
                                        2009          2008          2009          2008         2009       2008
                                     ----------   -----------   ----------   -----------   ---------   --------
Income:
   Dividend distributions received   $       --   $        --   $   10,137   $    29,902   $  21,040   $ 34,074
Expenses:
   Mortality and expense risk and
      administrative charges            (31,175)      (26,909)     (36,783)      (46,687)    (17,126)    (9,465)
                                     ----------   -----------   ----------   -----------   ---------   --------
Net investment income (loss)            (31,175)      (26,909)     (26,646)      (16,785)      3,914     24,609
                                     ----------   -----------   ----------   -----------   ---------   --------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --        19,229           --         9,292          --         --
   Net realized gain (loss)            (387,587)     (365,174)    (594,282)     (655,429)     18,844     (1,548)
                                     ----------   -----------   ----------   -----------   ---------   --------
Realized gains (losses)                (387,587)     (345,945)    (594,282)     (646,137)     18,844     (1,548)
                                     ----------   -----------   ----------   -----------   ---------   --------
Unrealized appreciation
   (depreciation) during the period     948,228      (658,038)   1,096,411      (408,670)     58,378    (17,849)
                                     ----------   -----------   ----------   -----------   ---------   --------
Net increase (decrease) in
   contract owners' equity from
   operations                           529,466    (1,030,892)     475,483    (1,071,592)     81,136      5,212
                                     ----------   -----------   ----------   -----------   ---------   --------
Changes from principal
   transactions:
   Purchase payments                     61,707        81,977       51,352       219,782      16,000         --
   Transfers between sub-accounts
      and the company                  (341,122)    1,009,841     (299,777)      545,922     326,519    564,509
   Withdrawals                         (144,347)      (90,101)    (121,071)     (201,667)   (209,461)   (87,560)
   Annual contract fee                   (4,694)       (3,837)      (4,703)       (4,298)     (2,229)      (243)
                                     ----------   -----------   ----------   -----------   ---------   --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (428,456)      997,880     (374,199)      559,739     130,829    476,706
                                     ----------   -----------   ----------   -----------   ---------   --------
Total increase (decrease) in
   contract owners' equity              101,010       (33,012)     101,284      (511,853)    211,965    481,918
Contract owners' equity at
   beginning of period                2,057,123     2,090,135    2,746,112     3,257,965     710,658    228,740
                                     ----------   -----------   ----------   -----------   ---------   --------
Contract owners' equity at end of
   period                            $2,158,133   $ 2,057,123   $2,847,396   $ 2,746,112   $ 922,623   $710,658
                                     ==========   ===========   ==========   ===========   =========   ========

                                        2009          2008          2009          2008         2009       2008
                                     ----------   -----------   ----------   -----------   ---------   --------
Units, beginning of period              183,623       113,147      244,270       210,691      52,762     17,237
Units issued                             38,363       133,613       66,041       141,513      68,706     48,898
Units redeemed                           73,445        63,137      105,796       107,934      57,801     13,373
                                     ----------   -----------   ----------   -----------   ---------   --------
Units, end of period                    148,541       183,623      204,515       244,270      63,667     52,762
                                     ==========   ===========   ==========   ===========   =========   ========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

1. ORGANIZATION

John Hancock Life Insurance Company of New York, Separate Account A (the "Account") is a separate account established by John Hancock Life Insurance Company of New York (the "Company"). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 142 sub-accounts which are exclusively invested in a corresponding Portfolio of the John Hancock Trust (the "Trust"), and 2 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, Wealthmark ML3 and Annuity Note. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2009 are as follows:

SUB-ACCOUNTS CLOSED                                                      2009
-------------------                                                   ----------
American Century - Small Company Series II                              5/1/2009
Income & Value Series I                                                 5/1/2009
Income & Value Series II                                                5/1/2009
LMFC Core Equity Series II                                              5/1/2009
Mid Cap Value Series I                                                  5/1/2009
Mid Cap Value Series II                                                 5/1/2009
PIM Classic Value Series II                                             5/1/2009
U.S. Large Cap Value Series I                                           5/1/2009
U.S. Large Cap Value Series II                                          5/1/2009
Emerging Small Company Series I                                       11/16/2009
Emerging Small Company Series II                                      11/16/2009
Global Allocation Series I                                            11/16/2009
Global Allocation Series II                                           11/16/2009
International Small Cap Series I                                      11/16/2009
International Small Cap Series II                                     11/16/2009
Mid Cap Intersection Series II                                        11/16/2009
Scudder Fixed Income -- B                                             11/16/2009

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

SUB-ACCOUNTS OPENED                                                      2009
-------------------                                                   ----------
500 Index Trust Series NAV                                              5/1/2009
American Asset Allocation Series I                                      5/1/2009
American Blue-Chip Income & Growth Series III                           5/1/2009
American Bond Series III                                                5/1/2009
American Global Small Capitalization Series III                         5/1/2009
American Growth Series III                                              5/1/2009
American Growth-Income Series I                                         5/1/2009
American Growth-Income Series III                                       5/1/2009
American High-Income Bond Series III                                    5/1/2009
American International Series III                                       5/1/2009
Core Allocation Series I                                                5/1/2009
Core Allocation Series II                                               5/1/2009
Core Balanced Series I                                                  5/1/2009
Core Balanced Series II                                                 5/1/2009
Core Balanced Strategy Series NAV                                       5/1/2009
Core Disciplined Diversification Series II                              5/1/2009
Core Fundamental Holdings Series II                                     5/1/2009
Core Fundamental Holdings Series III                                    5/1/2009
Core Global Diversification Series II                                   5/1/2009
Core Global Diversification Series III                                  5/1/2009
Core Strategy Series NAV                                                5/1/2009
Mutual Shares Series I                                                  5/1/2009
T Rowe Price Mid Value Series I                                         5/1/2009
Total Bond Market Trust A Series NAV                                    5/1/2009
International Small Company Series I                                  11/16/2009
International Small Company Series II                                 11/16/2009
Smaller Company Growth Series I                                       11/16/2009
Smaller Company Growth Series II                                      11/16/2009

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 0.8% to 1.9%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2009.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 157, "Fair Value Measurements", which was adopted effective January 1, 2008, is now incorporated into ASC 820, "Fair Value Measurement and Disclosure" ("ASC 820"). ASC 820 provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a portfolio of the Trust and the Outside Trusts are valued at Level 1.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2009 were as follows:

                                                     Details of Investments
                                                  ---------------------------
Sub-account                                         Purchases        Sales
-----------                                       ------------   ------------
500 Index Fund B Series NAV                       $    275,360   $    460,669
500 Index Series I                                      98,851      1,415,733
500 Index Series II                                    982,387      2,216,232
500 Index Trust Series NAV                             222,332          5,427
Active Bond Series I                                   447,220      1,130,386
Active Bond Series II                                7,348,254      6,222,973
All Cap Core Series I                                   99,267        653,940
All Cap Core Series II                                  27,510        120,325
All Cap Growth Series I                                179,266      1,285,644
All Cap Growth Series II                                77,902        168,733
All Cap Value Series I                                  81,961        313,164
All Cap Value Series II                                108,116        777,262
American Asset Allocation Series I                   9,516,204      1,407,366
American Asset Allocation Series II                 31,686,371      6,677,151
American Blue-Chip Income & Growth Series II         1,114,076      2,023,972
American Blue-Chip Income & Growth Series III           88,650          3,136
American Bond Series II                             18,807,258     11,673,620
American Bond Series III                               137,242          1,336
American Century - Small Company Series II                 222         78,232
American Fundamental Holdings Series II             22,404,627      5,231,715
American Global Diversification Series II            8,632,920      5,491,037
American Global Growth Series II                     2,888,688      3,090,529
American Global Small Capitalization Series II       1,444,365      1,223,750
American Global Small Capitalization Series III          8,382            732
American Growth Series II                           23,824,783     22,131,565
American Growth Series III                              43,263            723
American Growth-Income Series I                      8,775,696      1,588,437
American Growth-Income Series II                    17,959,130     17,374,065
American Growth-Income Series III                       17,031            931
American High-Income Bond Series II                  2,441,043      1,453,195
American High-Income Bond Series III                   102,736          2,294
American International Series II                    19,993,661     16,816,486
American International Series III                       42,416            324
American New World Series II                         2,232,462      1,355,217
Blue Chip Growth Series I                              573,747      4,960,123
Blue Chip Growth Series II                           1,437,850      2,649,586
Capital Appreciation Series I                          352,809      1,671,662
Capital Appreciation Series II                         463,107      1,049,153
Capital Appreciation Value Series II                11,799,978      3,105,267
CGTC Overseas Equity Series II                         165,358         86,468
Core Allocation Plus Series II                       5,319,864      1,209,813
Core Allocation Series I                                45,830             96
Core Allocation Series II                            2,938,588        414,424
Core Balanced Series I                                 102,952            340
Core Balanced Series II                              5,019,476        508,528
Core Balanced Strategy Series NAV                       25,456             48
Core Disciplined Diversification Series II           4,826,854        198,385
Core Fundamental Holdings Series II                  7,245,940        291,677
Core Fundamental Holdings Series III                     2,621              4
Core Global Diversification Series II               13,548,342        663,723
Core Global Diversification Series III                   2,617              4
Core Strategy Series II                             13,311,687      5,088,040
Core Strategy Series NAV                               442,180         39,481

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                     Details of Investments
                                                  ---------------------------
Sub-account                                         Purchases       Sales
-----------                                       ------------   ------------
Disciplined Diversification Series II             $  3,979,698   $    982,799
DWS Equity 500 Index                                   157,195        214,516
Emerging Small Company Series I                         14,140      2,595,355
Emerging Small Company Series II                       178,076      2,920,661
Equity-Income Series I                                 937,595      5,730,204
Equity-Income Series II                              3,043,847      3,544,908
Financial Services Series I                            261,066        257,968
Financial Services Series II                         1,486,437        966,194
Founding Allocation Series II                        8,651,577      8,534,569
Fundamental Value Series I                             694,756      7,018,921
Fundamental Value Series II                          4,297,023      6,257,856
Global Allocation Series I                               9,756      1,372,261
Global Allocation Series II                            316,476     15,080,834
Global Bond Series I                                 1,522,636      1,582,094
Global Bond Series II                                7,783,365      4,233,941
Global Trust Series I                                  267,148      1,591,992
Global Trust Series II                                 254,940        625,911
Health Sciences Series I                               730,755        776,746
Health Sciences Series II                            1,207,692      2,038,795
High Income Series II                                1,508,444        413,037
High Yield Series I                                  1,373,574      2,136,479
High Yield Series II                                 4,017,734      3,496,319
Income & Value Series I                                 66,253      8,899,307
Income & Value Series II                                35,813      5,159,949
International Core Series I                            249,504        506,284
International Core Series II                           311,791        225,108
International Equity Index A Trust Series I            126,374        210,966
International Equity Index A Trust Series II           583,952        815,870
International Equity Index Series NAV                  263,700        408,038
International Small Cap Series I                       918,073      4,294,641
International Small Cap Series II                    2,351,899      6,282,969
International Small Company Series I                 3,632,864        231,460
International Small Company Series II                5,756,159        211,241
International Value Series I                           653,028      1,941,418
International Value Series II                        1,703,746      2,591,574
Investment Quality Bond Series I                       959,173      1,931,016
Investment Quality Bond Series II                    8,621,426      3,705,146
Large Cap Value Series I                               145,371        422,185
Large Cap Value Series II                              470,674        877,616
Lifestyle Aggressive Series I                          516,106        845,261
Lifestyle Aggressive Series II                       2,990,287      2,816,506
Lifestyle Balanced Series I                          5,968,111      6,355,654
Lifestyle Balanced Series II                       144,793,858     67,428,932
Lifestyle Conservative Series I                      3,467,780      5,295,074
Lifestyle Conservative Series II                    83,258,292     35,740,408
Lifestyle Growth Series I                            1,836,058      4,609,356
Lifestyle Growth Series II                         103,299,154     58,148,229
Lifestyle Moderate Series I                          2,484,590      4,522,405
Lifestyle Moderate Series II                        68,644,343     32,313,358
LMFC Core Equity Series II                             215,165      3,232,813
Marisco International Opportunities Series II        1,198,929        728,887
Mid Cap Index Series I                                 256,837        361,943
Mid Cap Index Series II                              1,232,796      1,643,129
Mid Cap Intersection Series II                         450,346        769,590
Mid Cap Stock Series I                                 188,012      2,841,614
Mid Cap Stock Series II                              1,012,350      2,152,611
Mid Cap Value Series I                                  60,708      3,754,967

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                     Details of Investments
                                                  ---------------------------
Sub-account                                         Purchases       Sales
-----------                                       ------------   ------------
Mid Cap Value Series II                           $    149,280   $ 10,746,770
Money Market Series I                                9,715,454     19,453,957
Money Market Series II                              80,151,683    113,156,757
Money Market Trust B Series NAV                      2,139,585      5,417,399
Mutual Shares Series I                                  94,661          1,741
Natural Resources Series II                          9,578,688      4,594,875
Optimized All Cap Series II                            164,194        763,559
Optimized Value Series II                              249,187        457,801
Pacific Rim Series I                                   530,956        708,827
Pacific Rim Series II                                  671,383        472,953
PIM Classic Value Series II                             91,671      1,157,588
PIMCO All Asset                                        461,475        288,118
Real Estate Securities Series I                        302,796        532,946
Real Estate Securities Series II                     1,216,531      1,698,394
Real Return Bond Series II                           2,971,439      2,856,474
Science & Technology Series I                          723,867      1,761,974
Science & Technology Series II                       2,450,089      1,795,256
Scudder Fixed Income -- B                              518,637      3,727,309
Small Cap Index Series I                                57,210        161,452
Small Cap Index Series II                              496,232        956,703
Small Cap Opportunities Series I                       256,953        496,683
Small Cap Opportunities Series II                      400,352        830,707
Small Company Value Series I                           642,024      1,114,347
Small Company Value Series II                        1,997,678      1,708,499
Smaller Company Growth Series I                      2,240,161         45,653
Smaller Company Growth Series II                     2,541,514         28,232
Strategic Bond Series I                                937,923      2,089,168
Strategic Bond Series II                             2,460,536      1,571,236
Strategic Income Series II                             791,423        594,884
T Rowe Price Mid Value Series I                      3,739,376        745,106
T Rowe Price Mid Value Series II                    10,360,656      1,698,997
Total Bond Market Trust A Series II                     87,932        164,417
Total Bond Market Trust A Series NAV                   176,921          1,513
Total Return Series I                                4,894,943      5,414,032
Total Return Series II                              12,643,312      6,972,222
Total Stock Market Index Series I                       16,044        219,500
Total Stock Market Index Series II                     601,396      1,762,098
U.S. Government Securities Series I                  1,889,998      4,578,213
U.S. Government Securities Series II                 3,614,958      4,286,963
U.S. High Yield Series II                              249,509        221,805
U.S. Large Cap Value Series I                          180,628      5,434,986
U.S. Large Cap Value Series II                         111,911      5,942,622
UBS Large Cap Series I                                 221,135      1,846,078
UBS Large Cap Series II                                 24,566        104,633
Utilities Series I                                     708,110        504,337
Utilities Series II                                    908,976        930,194
Value Series I                                         130,569      1,176,297
Value Series II                                        348,205        586,578
Wellington Small Cap Growth Series II                  452,183        911,814
Wellington Small Cap Value Series II                   785,290      1,186,133
Wells Capital Core Bond Series II                      961,358        826,615

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
500 Index Fund B Series NAV                     2009     642   $9.45 to $9.34  $  6,043 1.85% to 1.40%    2.23%    24.59% to 24.03%
                                                2008     669    7.59 to 7.53      5,063  1.85 to 1.40     2.08    (38.07) to (38.35)
                                                2007     757   12.25 to 12.21     9,257  1.85 to 1.40     1.23     (2.01) to (2.30)
500 Index Series I                              2009     289    9.42 to 9.38      2,708  1.75 to 1.40     1.53      23.99 to 23.56
                                                2008     464    7.60 to 7.59      3,518  1.75 to 1.40     0.66    (38.08) to (38.30)
                                                2007     623   12.31 to 12.27     7,643  1.75 to 1.40     2.41       3.43 to 3.07
                                                2006     752   11.94 to 11.66     8,946  1.75 to 1.40     0.92      13.66 to 13.26
                                                2005     947   10.54 to 10.29     9,930  1.75 to 1.40     1.57       2.84 to 2.48
500 Index Series II                             2009     811   12.86 to 12.42    10,215  1.85 to 1.40     1.48      23.84 to 23.29
                                                2008     940   10.38 to 10.08     9,531  1.85 to 1.40     0.46    (38.27) to (38.55)
                                                2007   1,081   16.82 to 16.40    17,780  1.85 to 1.40     1.93       3.26 to 2.80
                                                2006   1,168   16.29 to 15.21    18,636  1.85 to 1.40     0.78      13.47 to 12.96
                                                2005   1,316   14.36 to 13.44    18,514  1.85 to 1.40     1.38       2.67 to 0.82
500 Index Trust Series NAV                      2009      15   15.46 to 15.38       228  1.55 to 0.80     2.98      23.67 to 23.06
Active Bond Series I                            2009     336   14.43 to 14.19     4,801  1.75 to 1.40     6.94      23.07 to 22.64
                                                2008     409   11.72 to 11.57     4,759  1.75 to 1.40     5.02    (11.78) to (12.09)
                                                2007     538   13.29 to 13.17     7,114  1.75 to 1.40     8.45       2.59 to 2.23
                                                2006     666   12.95 to 12.88     8,600  1.75 to 1.40     2.82       2.97 to 2.61
                                                2005     813   12.58 to 12.55    10,219  1.75 to 1.40     0.00       0.64 to 0.41
Active Bond Series II                           2009   3,309   14.28 to 13.98    46,780  1.85 to 1.40     7.26      22.65 to 22.10
                                                2008   3,430   11.64 to 11.45    39,615  1.85 to 1.40     4.80    (11.90) to (12.29)
                                                2007   5,138   13.22 to 13.06    67,505  1.85 to 1.40     8.02       1.87 to 0.87
                                                2006   4,968   12.91 to 12.82    63,915  1.85 to 1.40     2.61       2.76 to 2.30
                                                2005   5,038   12.57 to 12.53    63,215  1.85 to 1.40     0.00      0.54 to (0.13)
All Cap Core Series I                           2009     283   15.90 to 6.96      3,792  1.75 to 1.40     1.60      26.68 to 26.24
                                                2008     330   12.55 to 5.51      3,536  1.75 to 1.40     1.59    (40.47) to (40.68)
                                                2007     397   21.09 to 9.29      7,207  1.75 to 1.40     1.38       1.23 to 0.87
                                                2006     522   20.83 to 9.21      9,535  1.75 to 1.40     0.72      13.16 to 12.76
                                                2005     669   18.41 to 8.17     10,530  1.75 to 1.40     0.79       7.57 to 7.19
All Cap Core Series II                          2009      78   14.37 to 13.88     1,083  1.85 to 1.40     1.39      26.48 to 25.91
                                                2008      86   11.36 to 11.03       948  1.85 to 1.40     1.30    (40.59) to (40.86)
                                                2007     128   19.12 to 18.64     2,391  1.85 to 1.40     0.80      0.53 to (4.85)
                                                2006      73   18.94 to 16.71     1,341  1.85 to 1.40     0.52      12.96 to 12.45
                                                2005      73   16.76 to 14.83     1,194  1.85 to 1.40     0.58       7.38 to 2.89
All Cap Growth Series I                         2009     493   15.26 to 6.42      6,225  1.75 to 1.40     0.70      19.41 to 18.99
                                                2008     604   12.78 to 5.39      6,282  1.75 to 1.40     0.29    (42.76) to (42.96)
                                                2007     771   22.33 to 9.45     13,881  1.75 to 1.40     0.04      10.49 to 10.10
                                                2006   1,006   20.21 to 8.59     16,657  1.75 to 1.40     0.00       5.10 to 4.73
                                                2005   1,229   19.23 to 8.20     19,308  1.75 to 1.40     0.00       7.48 to 7.11
All Cap Growth Series II                        2009     171   11.30 to 10.92     1,888  1.85 to 1.40     0.52      19.19 to 18.65
                                                2008     180    9.48 to 9.20      1,664  1.85 to 1.40     0.11    (42.87) to (43.13)
                                                2007     221   16.60 to 16.18     3,588  1.85 to 1.40     0.00      10.26 to 9.77
                                                2006     288   15.05 to 14.04     4,253  1.85 to 1.40     0.00       4.84 to 4.37
                                                2005     348   14.36 to 13.42     4,923  1.85 to 1.40     0.00       7.26 to 5.24
All Cap Value Series I                          2009     121   14.73 to 11.73     1,807  1.75 to 0.80     0.53      24.41 to 20.78
                                                2008     141   12.16 to 11.84     1,689  1.75 to 1.40     0.73    (29.78) to (30.02)
                                                2007     211   17.32 to 16.92     3,593  1.75 to 1.40     1.74       6.81 to 6.44
                                                2006     243   16.21 to 15.90     3,883  1.75 to 1.40     0.95      12.14 to 11.75
                                                2005     265   14.46 to 14.22     3,791  1.75 to 1.40     0.56       4.25 to 3.88
All Cap Value Series II                         2009     300   16.31 to 15.76     4,735  1.85 to 1.40     0.31      24.65 to 24.09
                                                2008     348   13.09 to 12.70     4,414  1.85 to 1.40     0.54    (29.86) to (30.18)
                                                2007     426   18.66 to 18.19     7,724  1.85 to 1.40     1.35       6.53 to 6.05
                                                2006     514   17.52 to 15.89     8,775  1.85 to 1.40     0.79      11.96 to 11.45
                                                2005     550   15.65 to 14.23     8,417  1.85 to 1.40     0.12       3.95 to 2.37

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
American Asset Allocation Series I              2009     924  $10.55 to $10.45 $  9,735  1.75 to 1.40     1.86%    20.11% to 19.83%
American Asset Allocation Series II             2009   9,658   10.60 to 10.39   101,401  1.90 to 1.15     2.03      21.86 to 20.95
                                                2008   7,029    8.70 to 8.59     60,763  1.90 to 1.15     3.04    (30.64) to (31.16)
                                                2007   3,023   12.54 to 12.48    37,906  1.90 to 1.15     3.76      0.34 to (0.16)
American Blue-Chip Income & Growth Series II    2009     645   15.60 to 15.14     9,945  1.85 to 1.40     1.38      25.36 to 24.80
                                                2008     764   12.44 to 12.13     9,405  1.85 to 1.40     3.95    (37.64) to (37.93)
                                                2007     880   19.96 to 19.54    17,405  1.85 to 1.40     2.09      0.06 to (0.39)
                                                2006   1,055   19.94 to 19.62    20,894  1.85 to 1.40     0.42      15.17 to 14.66
                                                2005   1,071   17.32 to 17.11    18,446  1.85 to 1.40     0.04       5.19 to 1.90
American Blue Chip Income & Growth Series III   2009       8   10.78 to 10.63        90  1.55 to 0.80     4.73      26.15 to 25.53
American Bond Series II                         2009   7,266   13.13 to 12.68    93,467  1.90 to 1.15     2.63      10.65 to 9.82
                                                2008   6,802   11.87 to 11.55    79,419  1.90 to 1.15     8.97    (10.86) to (11.52)
                                                2007   9,127   13.31 to 13.05   120,045  1.90 to 1.15     4.33      1.58 to (0.20)
                                                2006   5,697   13.10 to 12.96    74,052  1.85 to 1.15     0.00       5.01 to 4.46
                                                2005   1,810   12.42 to 12.39    22,448  1.85 to 1.40     0.00     (0.66) to (0.84)
American Bond Series III                        2009      11   12.49 to 12.32       135  1.55 to 0.80     7.46       8.99 to 8.46
American Century - Small Company Series II      2009       0    8.60 to 8.41          0  1.85 to 1.40     0.30       2.11 to 1.96
                                                2008       9    8.42 to 8.24         78  1.85 to 1.40     0.00    (44.09) to (44.35)
                                                2007      14   15.06 to 14.81       217  1.85 to 1.40     0.00     (8.02) to (8.44)
                                                2006      17   16.37 to 16.18       280  1.85 to 1.40     0.00       3.95 to 3.48
                                                2005      32   15.75 to 15.63       508  1.85 to 1.40     0.00      4.52 to (3.06)
American Fundamental Holdings Series II         2009   7,422   10.74 to 10.57    79,090  1.90 to 1.15     1.66      25.23 to 24.30
                                                2008   5,408    8.58 to 8.50     46,181  1.90 to 1.15     5.92    (31.76) to (32.27)
                                                2007     350   12.57 to 12.56     4,401  1.90 to 1.15     2.82       0.55 to 0.45
American Global Diversification Series II       2009   5,088   10.90 to 10.73    54,994  1.90 to 1.15     1.78      34.73 to 33.73
                                                2008   4,707    8.09 to 8.02     37,908  1.90 to 1.15     5.46    (35.60) to (36.09)
                                                2007     273   12.56 to 12.55     3,425  1.90 to 1.15     2.93       0.52 to 0.41
American Global Growth Series II                2009   1,204   11.23 to 11.01    13,373  1.90 to 1.15     0.87      39.80 to 38.76
                                                2008   1,289    8.03 to 7.93     10,289  1.90 to 1.15     2.58    (39.39) to (39.84)
                                                2007     996   13.25 to 13.19    13,159  1.90 to 1.15     3.53       6.02 to 5.49
American Global Small Capitalization Series II  2009     497    9.80 to 9.6       4,817  1.90 to 1.15     0.00      58.60 to 57.42
                                                2008     533    6.18 to 6.10      3,272  1.90 to 1.15     1.36    (54.33) to (54.67)
                                                2007     394   13.52 to 13.46     5,319  1.90 to 1.15     3.02       8.20 to 7.66
American Global Small Capitalization Series III 2009       1   10.33 to 10.18         9  1.55 to 0.80     0.00      37.43 to 36.75
American Growth Series II                       2009   8,519   16.63 to 10.73   134,439  1.90 to 1.15     0.08      37.09 to 36.07
                                                2008   9,718   12.22 to 7.83    112,969  1.90 to 1.15     1.71    (44.92) to (45.33)
                                                2007   9,075   22.35 to 14.21   194,068  1.90 to 1.15     0.97      11.89 to 10.45
                                                2006   7,988   20.77 to 12.83   160,869  1.85 to 1.15     0.16       8.12 to 2.53
                                                2005   5,750   19.21 to 18.98   109,808  1.85 to 1.40     0.00      13.99 to 6.62
American Growth Series III                      2009       4   10.34 to 10.19        44  1.55 to 0.80     1.62      24.36 to 23.75
American Growth-Income Series I                 2009     592   15.84 to 15.47     9,282  1.75 to 1.40     1.08      26.38 to 26.08
American Growth-Income Series II                2009   8,246   15.31 to 11.02   121,878  1.90 to 1.15     1.08      29.17 to 28.21
                                                2008   8,827   11.94 to 8.53    101,639  1.90 to 1.15     1.92    (38.88) to (39.34)
                                                2007   8,979   19.68 to 13.96   170,839  1.90 to 1.15     2.81       4.44 to 3.28
                                                2006   7,484   19.56 to 13.49   142,470  1.85 to 1.15     0.92      13.03 to 7.76
                                                2005   5,373   17.30 to 17.10    92,410  1.85 to 1.40     0.31       3.83 to 1.45
American Growth-Income Trust Series III         2009       2   10.84 to 10.69        18  1.55 to 0.80     2.25      23.59 to 22.98
American High-Income Bond Series II             2009     356   12.26 to 12.02     4,312  1.90 to 1.15     7.04      36.84 to 35.81
                                                2008     276    8.96 to 8.85      2,454  1.90 to 1.15     6.87    (25.26) to (25.82)
                                                2007     230   11.99 to 11.93     2,756  1.90 to 1.15    14.42     (4.07) to (4.55)
American High-Income Bond Series III            2009       7   13.45 to 13.26        98  1.55 to 0.80    23.21      26.17 to 25.55
American International Series II                2009   3,654   24.39 to 12.52    79,898  1.90 to 1.15     0.91      40.78 to 39.73
                                                2008   4,271   17.45 to 8.89     67,146  1.90 to 1.15     3.75    (43.13) to (43.56)
                                                2007   4,182   30.92 to 15.64   117,982  1.90 to 1.15     2.12      20.00 to 18.04
                                                2006   3,719   26.88 to 13.22    94,939  1.85 to 1.15     0.72      16.68 to 5.59
                                                2005   2,544   23.04 to 22.76    58,260  1.85 to 1.40     0.46      19.19 to 14.04

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
American International Series III               2009       4  $11.51 to $11.35 $     42 1.55% to 0.80%    4.91%    30.60% to 29.96%
American New World Series II                    2009     391   12.47 to 12.22     4,826  1.90 to 1.15     1.19      47.11 to 46.02
                                                2008     320    8.48 to 8.37      2,693  1.90 to 1.15     2.39    (43.32) to (43.74)
                                                2007     305   14.95 to 14.88     4,543  1.90 to 1.15     4.54      19.62 to 19.02
Blue Chip Growth Series I                       2009   1,322   21.09 to 9.63     22,583  1.75 to 1.40     0.15      40.91 to 40.42
                                                2008   1,661   14.97 to 6.86     19,671  1.75 to 1.40     0.31    (43.34) to (43.54)
                                                2007   1,903   26.42 to 12.14    40,711  1.75 to 1.40     0.71      11.17 to 10.78
                                                2006   2,288   24.22 to 10.96    45,399  1.75 to 1.40     0.21       8.07 to 7.69
                                                2005   2,774   22.46 to 10.18    51,140  1.75 to 1.40     0.42       4.13 to 3.77
Blue Chip Growth Series II                      2009   1,287   13.28 to 11.73    17,230  1.90 to 1.15     0.09      40.93 to 39.88
                                                2008   1,373    9.50 to 8.32     13,138  1.90 to 1.15     0.14    (43.29) to (43.71)
                                                2007   1,218   16.87 to 14.68    20,648  1.90 to 1.15     0.38      12.67 to 11.22
                                                2006   1,374   15.64 to 13.17    21,093  1.85 to 1.15     0.03       7.80 to 5.20
                                                2005   1,489   14.51 to 13.41    21,253  1.85 to 1.40     0.00       3.90 to 2.29
Capital Appreciation Series I                   2009     791    8.98 to 8.7       7,034  1.75 to 1.40     0.25      40.31 to 39.82
                                                2008     966    6.40 to 6.22      6,119  1.75 to 1.40     0.43    (38.10) to (38.32)
                                                2007   1,202   10.34 to 10.09    12,303  1.75 to 1.40     0.27      10.05 to 9.66
                                                2006   1,426    9.40 to 9.20     13,949  1.75 to 1.40     0.00       0.84 to 0.49
                                                2005     216    9.32 to 9.15      1,999  1.75 to 1.40     0.00      12.41 to 12.02
Capital Appreciation Series II                  2009     601   13.56 to 12.1      8,267  1.90 to 1.15     0.05      40.42 to 39.37
                                                2008     642    9.73 to 8.62      6,326  1.90 to 1.15     0.22    (38.08) to (38.54)
                                                2007     746   15.83 to 13.92    11,902  1.90 to 1.15     0.08      10.85 to 10.08
                                                2006     868   14.83 to 12.61    12,654  1.85 to 1.15     0.00       1.15 to 0.20
                                                2005     223   14.74 to 13.37     3,233  1.85 to 1.40     0.00      12.12 to 6.15
Capital Appreciation Value Series II            2009   1,848   11.65 to 11.52    21,392  1.90 to 1.15     2.11      28.35 to 27.39
                                                2008     908    9.08 to 9.04      8,220  1.90 to 1.15     1.55    (27.36) to (27.65)
CGTC Overseas Equity Series II                  2009      31   14.51 to 14.21       444  1.85 to 1.40     1.87      28.63 to 28.05
                                                2008      26   11.28 to 11.09       294  1.85 to 1.40     1.53    (43.00) to (43.26)
                                                2007      36   19.79 to 19.55       715  1.85 to 1.40     1.88      10.64 to 10.14
                                                2006      46   17.89 to 17.75       820  1.85 to 1.40     0.40      17.98 to 17.45
                                                2005      11   15.16 to 15.11       170  1.85 to 1.40     0.00      21.28 to 15.28
Core Allocation Plus Series II                  2009     776   10.84 to 10.71     8,364  1.90 to 1.15     1.62      23.67 to 22.74
                                                2008     326    8.76 to 8.73      2,847  1.90 to 1.15     1.01    (29.91) to (30.19)
Core Allocation Series I                        2009       3   14.79 to 14.71        45  1.55 to 0.80     8.43      18.30 to 17.71
Core Allocation Series II                       2009     174   15.06 to 14.99     2,613  1.90 to 1.15     6.98      20.5 to 19.89
Core Balanced Series I                          2009       7   14.75 to 14.68       110  1.55 to 0.80     3.52      18.04 to 17.46
Core Balanced Series II                         2009     317   15.05 to 14.98     4,769  1.90 to 1.15     3.10      20.43 to 19.83
Core Balanced Strategy Series NAV               2009       2   13.67 to 13.67        25  1.60 to 1.60     6.55       9.37 to 9.37
Core Disciplined Diversification Series II      2009     311   15.42 to 15.34     4,788  1.90 to 1.15     4.82      23.37 to 22.75
Core Fundamental Holdings Series II             2009     501   14.73 to 14.66     7,363  1.90 to 1.15     2.72      17.86 to 17.27
Core Fundamental Holdings Series III            2009       0   14.48 to 14.41         3  1.55 to 0.80     8.68      15.85 to 15.28
Core Global Diversification Series II           2009     880   15.23 to 15.15    13,364  1.90 to 1.15     3.12      21.83 to 21.22
Core Global Diversification Series III          2009       0   14.94 to 14.86         3  1.55 to 0.80     8.00      19.48 to 18.90
Core Strategy Series II                         2009   4,217   12.19 to 12.12    51,522  1.90 to 1.15     1.89      20.26 to 19.36
                                                2008   3,461   10.15 to 10.13    35,248  1.90 to 1.15     1.22    (27.32) to (27.86)
                                                2007   2,939   14.07 to 13.94    41,358  1.90 to 1.15     4.15       5.33 to 5.12
                                                2006     967   13.52 to 13.21    13,001  1.85 to 1.15     2.84       8.17 to 5.51
Core Strategy Series NAV                        2009      30   14.27 to 14.27       424  1.20 to 1.20     3.01      14.20 to 10.40
Disciplined Diversification Series II           2009     719   11.48 to 11.35     8,210  1.90 to 1.15     2.26      25.51 to 24.57
                                                2008     406    9.15 to 9.11      3,706  1.90 to 1.15     1.89    (26.83) to (27.13)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
DWS Equity 500 Index                            2009     223  $17.68 to $17.11 $  3,883 1.85% to 1.40%    2.48%    24.04% to 23.49%
                                                2008     229   14.25 to 13.86     3,223  1.85 to 1.40     2.01    (38.24) to (38.51)
                                                2007     308   23.08 to 22.54     7,045  1.85 to 1.40     1.19       3.38 to 2.92
                                                2006     372   22.32 to 21.90     8,245  1.85 to 1.40     0.89      13.61 to 13.10
                                                2005     476   19.65 to 19.36     9,288  1.85 to 1.40     0.00          0 to 0
Emerging Small Company Series I                 2009       0   14.80 to 6.75          0  1.75 to 1.40     0.00      26.08 to 25.70
                                                2008     229   11.74 to 5.37      2,065  1.75 to 1.40     0.00    (44.07) to (44.27)
                                                2007     273   20.99 to 9.64      4,464  1.75 to 1.40     0.00       6.54 to 6.16
                                                2006     379   19.70 to 9.08      5,866  1.75 to 1.40     0.00       0.99 to 0.63
                                                2005     441   19.51 to 9.03      6,901  1.75 to 1.40     0.00       3.59 to 3.23
Emerging Small Company Series II                2009       0   11.23 to 10.86         0  1.85 to 1.40     0.00      25.87 to 25.38
                                                2008     251    8.92 to 8.66      2,201  1.85 to 1.40     0.00    (44.19) to (44.44)
                                                2007     285   15.99 to 15.59     4,486  1.85 to 1.40     0.00       6.33 to 5.85
                                                2006     335   15.04 to 14.11     4,967  1.85 to 1.40     0.00       0.76 to 0.31
                                                2005     362   14.92 to 14.04     5,343  1.85 to 1.40     0.00      3.40 to (0.21)
Equity-Income Series I                          2009   1,177   28.79 to 15.88    29,467  1.75 to 1.40     2.12      23.97 to 23.54
                                                2008   1,451   23.22 to 12.85    28,858  1.75 to 1.40     2.28    (36.86) to (37.08)
                                                2007   1,807   36.77 to 20.43    56,669  1.75 to 1.40     2.82       1.90 to 1.54
                                                2006   2,087   36.09 to 20.12    65,058  1.75 to 1.40     1.53      17.37 to 16.96
                                                2005   2,415   30.74 to 17.20    64,504  1.75 to 1.40     1.30       2.48 to 2.12
Equity-Income Series II                         2009   1,793   13.32 to 11.00    24,196  1.90 to 1.15     1.96      24.11 to 23.18
                                                2008   1,833   10.81 to 8.86     20,119  1.90 to 1.15     2.14    (36.89) to (37.37)
                                                2007   2,077   17.26 to 14.04    36,349  1.90 to 1.15     2.51       2.49 to 1.97
                                                2006   2,177   17.74 to 13.74    37,727  1.85 to 1.15     1.36      17.12 to 9.77
                                                2005   2,271   15.18 to 14.66    33,757  1.85 to 1.40     0.88       2.28 to 0.18
Financial Services Series I                     2009      75   12.29 to 11.93       912  1.75 to 1.40     0.74      39.44 to 38.95
                                                2008      73    8.82 to 8.58        631  1.75 to 1.40     0.76    (45.43) to (45.62)
                                                2007     117   16.16 to 15.78     1,856  1.75 to 1.40     1.14     (8.12) to (8.44)
                                                2006     199   17.58 to 17.24     3,472  1.75 to 1.40     0.34      21.41 to 20.99
                                                2005     163   14.48 to 14.25     2,332  1.75 to 1.40     0.41       8.25 to 7.88
Financial Services Series II                    2009     349   12.82 to 10.1      4,423  1.90 to 1.15     0.56      39.37 to 38.33
                                                2008     294    9.26 to 7.25      2,733  1.90 to 1.15     0.63    (45.39) to (45.80)
                                                2007     295   17.09 to 13.27     5,040  1.90 to 1.15     0.90     (4.45) to (8.00)
                                                2006     309   19.16 to 14.39     5,828  1.85 to 1.15     0.20      21.07 to 14.95
                                                2005     273   15.85 to 15.57     4,303  1.85 to 1.40     0.21       8.11 to 7.17
Founding Allocation Series II                   2009   9,836    9.92 to 9.72     96,556  1.90 to 1.15     3.91      29.62 to 28.66
                                                2008  10,027    7.65 to 7.56     76,269  1.90 to 1.15     3.04    (36.29) to (36.77)
                                                2007   5,985   12.01 to 11.95    71,857  1.90 to 1.15     1.09     (3.90) to (4.38)
Fundamental Value Series I                      2009   2,371   12.71 to 10.7     30,866  1.75 to 0.80     0.91      29.49 to 24.99
                                                2008   2,965   10.08 to 9.82     29,695  1.75 to 1.40     3.25    (40.17) to (40.38)
                                                2007     492   16.85 to 16.46     8,158  1.75 to 1.40     1.58       2.59 to 2.23
                                                2006     560   16.43 to 16.10     9,076  1.75 to 1.40     0.83      12.93 to 12.53
                                                2005     664   14.55 to 14.31     9,548  1.75 to 1.40     0.46       7.33 to 6.96
Fundamental Value Series II                     2009   2,813   13.69 to 10.9     38,515  1.90 to 1.15     0.73      30.08 to 29.11
                                                2008   2,935   10.60 to 8.38     30,995  1.90 to 1.15     0.68    (40.15) to (40.60)
                                                2007   2,595   17.85 to 14.00    45,930  1.90 to 1.15     1.18       4.11 to 2.68
                                                2006   2,101   17.92 to 13.60    36,932  1.85 to 1.15     0.59      12.66 to 8.68
                                                2005   1,514   15.91 to 15.65    23,935  1.85 to 1.40     0.21       7.19 to 4.28
Global Allocation Series I                      2009       0   10.74 to 10.59         0  1.75 to 1.40     0.01      26.99 to 26.60
                                                2008     133    8.46 to 8.36      1,115  1.75 to 1.40     4.86    (35.21) to (35.44)
                                                2007     168   13.06 to 12.95     2,187  1.75 to 1.40     6.09       3.66 to 3.30
                                                2006     210   12.60 to 12.39     2,641  1.75 to 1.40     1.08      11.93 to 11.54
                                                2005     250   11.25 to 11.10     2,807  1.75 to 1.40     1.00       4.73 to 4.37
Global Allocation Series II                     2009       0   13.39 to 11.37         0  1.90 to 1.15     0.00      26.98 to 26.15
                                                2008   1,139   10.62 to 8.95     11,734  1.90 to 1.15     4.80    (35.15) to (35.63)
                                                2007   1,249   16.49 to 13.80    19,965  1.90 to 1.15     6.28       3.66 to 3.63
                                                2006   1,090   16.41 to 13.29    17,185  1.85 to 1.15     0.73      11.71 to 6.14
                                                2005     538   14.69 to 13.74     7,720  1.85 to 1.40     0.68       4.47 to 3.14
Global Bond Series I                            2009     155   20.08 to 13.06     4,111  1.75 to 0.80    12.54      17.11 to 13.39
                                                2008     206   27.85 to 17.71     4,729  1.75 to 1.40     0.63     (5.81) to (6.14)
                                                2007     217   29.57 to 18.87     5,364  1.75 to 1.40     7.20       8.10 to 7.72
                                                2006     252   27.35 to 17.51     5,851  1.75 to 1.40     0.00       3.81 to 3.45
                                                2005     280   26.35 to 16.93     6,328  1.75 to 1.40     4.76     (7.84) to (8.16)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
Global Bond Series II                           2009   1,016  $18.65 to $14.71 $ 18,682 1.90% to 1.15%   11.87%    13.82% to 12.97%
                                                2008   1,046   16.51 to 12.92    17,079  1.90 to 1.15     0.58     (5.75) to (6.46)
                                                2007   1,202   17.65 to 13.71    20,931  1.90 to 1.15     6.99       8.09 to 6.56
                                                2006   1,045   17.40 to 12.66    17,310  1.85 to 1.15     0.00       3.61 to 1.12
                                                2005     632   16.83 to 15.99    10,257  1.85 to 1.40     3.99     (3.01) to (8.27)
Global Trust Series I                           2009     408   12.32 to 11.09     9,789  1.75 to 0.8      1.61      29.09 to 27.06
                                                2008     486   19.74 to 9.55      8,860  1.75 to 1.40     1.86    (40.39) to (40.60)
                                                2007     585   33.11 to 16.07    17,812  1.75 to 1.40     2.27     (0.08) to (0.43)
                                                2006     722   33.14 to 16.14    22,073  1.75 to 1.40     1.34      18.65 to 18.24
                                                2005     835   27.93 to 13.65    21,550  1.75 to 1.40     1.33       9.19 to 8.81
Global Trust Series II                          2009     352   14.50 to 14.01     5,046  1.85 to 1.40     1.44      29.28 to 28.70
                                                2008     386   11.22 to 10.89     4,288  1.85 to 1.40     1.68    (40.48) to (40.75)
                                                2007     432   18.85 to 18.37     8,056  1.85 to 1.40     1.25     (0.77) to (4.80)
                                                2006     252   18.91 to 18.43     4,726  1.85 to 1.40     1.11      18.43 to 17.90
                                                2005     242   15.96 to 15.60     3,839  1.85 to 1.40     1.10       8.97 to 4.62
Health Sciences Series I                        2009     134   18.19 to 17.64     2,396  1.75 to 1.40     0.00      29.98 to 29.53
                                                2008     141   13.99 to 13.62     1,940  1.75 to 1.40     0.00    (30.88) to (31.12)
                                                2007     207   20.25 to 19.78     4,139  1.75 to 1.40     0.00      16.03 to 15.62
                                                2006     233   17.45 to 17.11     4,022  1.75 to 1.40     0.00       6.87 to 6.50
                                                2005     244   16.33 to 16.06     3,937  1.75 to 1.40     0.00      11.08 to 10.69
Health Sciences Series II                       2009     345   19.07 to 13.98     6,464  1.90 to 1.15     0.00      30.05 to 29.08
                                                2008     394   14.77 to 10.75     5,751  1.90 to 1.15     0.00    (30.86) to (31.38)
                                                2007     423   21.53 to 15.55     9,050  1.90 to 1.15     0.00      16.09 to 15.60
                                                2006     452   19.12 to 13.36     8,397  1.85 to 1.15     0.00       7.16 to 6.19
                                                2005     444   17.93 to 15.95     7,782  1.85 to 1.40     0.00      10.87 to 8.29
High Income Series II                           2009     115   11.60 to 11.37     1,324  1.90 to 1.15    22.43      79.2 to 77.86
                                                2008       9    6.44 to 6.36         57  1.90 to 1.15     9.67    (44.23) to (44.65)
                                                2007      18   11.56 to 11.50       212  1.90 to 1.15    10.05     (7.56) to (8.02)
High Yield Series I                             2009     237   18.28 to 15.16     3,896  1.75 to 1.40    10.85      52.37 to 51.84
                                                2008     322   12.00 to 9.99      3,433  1.75 to 1.40     7.94    (30.50) to (30.75)
                                                2007     405   17.27 to 14.42     6,307  1.75 to 1.40    12.10      0.22 to (0.14)
                                                2006     576   17.23 to 14.44     8,974  1.75 to 1.40     6.86       8.84 to 8.46
                                                2005     696   15.83 to 13.31    10,061  1.75 to 1.40     4.80       2.26 to 1.90
High Yield Series II                            2009     508   17.69 to 14.1      8,953  1.90 to 1.15    11.26      52.59 to 51.46
                                                2008     513   11.68 to 9.24      5,991  1.90 to 1.15     8.22    (30.51) to (31.03)
                                                2007     542   16.93 to 13.30     9,166  1.90 to 1.15    12.03      0.20 to (1.97)
                                                2006     694   17.42 to 13.24    11,893  1.85 to 1.15     6.91       8.71 to 5.80
                                                2005     759   16.03 to 15.43    11,992  1.85 to 1.40     3.56        2.12 to 0
Income & Value Series I                         2009       0   18.93 to 10.16         0  1.75 to 1.40     0.31     (1.37) to (1.49)
                                                2008     565   19.20 to 10.31     8,991  1.75 to 1.40     2.92    (31.10) to (31.34)
                                                2007     691   27.87 to 15.02    16,026  1.75 to 1.40     3.93     (0.30) to (0.65)
                                                2006     832   27.95 to 15.12    19,390  1.75 to 1.40     2.08       7.16 to 6.78
                                                2005     977   26.08 to 14.16    21,592  1.75 to 1.40     1.71       3.76 to 3.40
Income & Value Series II                        2009       0   10.33 to 8.82          0  1.90 to 1.15     0.28     (1.36) to (1.61)
                                                2008     490   10.49 to 8.94      5,209  1.90 to 1.15     2.79    (31.03) to (31.55)
                                                2007     594   15.33 to 12.97     9,199  1.90 to 1.15     3.59      0.24 to (0.25)
                                                2006     695   15.85 to 12.97    10,855  1.85 to 1.15     1.81       6.92 to 3.62
                                                2005     739   14.82 to 14.18    10,815  1.85 to 1.40     1.48       3.53 to 1.56
International Core Series I                     2009     180   10.39 to 10.34     2,336  1.75 to 0.80     2.45      24.01 to 16.58
                                                2008     215   12.35 to 8.91      2,367  1.75 to 1.40     5.00    (39.48) to (39.69)
                                                2007     256   20.40 to 14.78     4,709  1.75 to 1.40     2.13       9.86 to 9.48
                                                2006     308   18.57 to 13.50     5,223  1.75 to 1.40     0.60      23.04 to 22.61
                                                2005     327   15.09 to 11.01     4,486  1.75 to 1.40     0.76      14.34 to 13.94
International Core Series II                    2009     126   14.78 to 10.4      1,878  1.90 to 1.15     2.21      17.17 to 16.29
                                                2008     124   12.71 to 8.88      1,590  1.90 to 1.15     4.53    (39.48) to (39.93)
                                                2007     146   21.16 to 14.67     3,122  1.90 to 1.15     1.79       9.86 to 9.32
                                                2006     159   20.21 to 13.32     3,123  1.85 to 1.15     0.42      22.89 to 6.43
                                                2005      98   16.48 to 15.90     1,581  1.85 to 1.40     0.00      14.10 to 11.19

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
International Equity Index A Trust Series I     2009      51  $17.66 to $17.31 $    895 1.75% to 1.40%   12.53%    35.94% to 35.46%
                                                2008      64   12.99 to 12.78       816  1.75 to 1.40     1.94    (45.32) to (45.51)
                                                2007      82   23.76 to 23.45     1,939  1.75 to 1.40     3.68      13.81 to 13.41
                                                2006      82   20.87 to 20.68     1,708  1.75 to 1.40     0.81      23.75 to 23.31
                                                2005      65   16.87 to 16.77     1,087  1.75 to 1.40     0.94      15.00 to 14.60
International Equity Index A Trust Series II    2009     146   17.45 to 17.01     2,514  1.85 to 1.40    12.09      35.57 to 34.96
                                                2008     178   12.87 to 12.60     2,266  1.85 to 1.40     1.89    (45.42) to (45.67)
                                                2007     188   23.58 to 23.19     4,401  1.85 to 1.40     3.48      13.55 to 13.04
                                                2006     199   20.76 to 20.52     4,102  1.85 to 1.40     0.61      23.52 to 22.97
                                                2005     184   16.81 to 16.68     3,077  1.85 to 1.40     0.71      14.78 to 11.46
International Equity Index B Series NAV         2009     278    9.89 to 9.78      2,734  1.85 to 1.40     3.78      36.87 to 36.26
                                                2008     308    7.23 to 7.17      2,216  1.85 to 1.40     2.59    (45.16) to (45.41)
                                                2007     357   13.18 to 13.14     4,705  1.85 to 1.40     1.99       5.44 to 5.13
International Small Cap Series I                2009       0   10.60 to 10.38         0  1.75 to 0.80     2.15      55.12 to 44.30
                                                2008     255   13.20 to 6.83      2,774  1.75 to 1.40     2.54    (53.64) to (53.80)
                                                2007     302   28.48 to 14.79     7,175  1.75 to 1.40     2.69       8.59 to 8.21
                                                2006     360   26.22 to 13.67     8,037  1.75 to 1.40     1.17      25.96 to 25.52
                                                2005     357   20.82 to 10.89     6,725  1.75 to 1.40     0.88       8.58 to 8.20
International Small Cap Series II               2009       0   18.39 to 10.68         0  1.90 to 1.15     1.99      55.82 to 54.81
                                                2008     263   11.88 to 6.85      3,017  1.90 to 1.15     2.26    (53.65) to (54.00)
                                                2007     317   25.82 to 14.79     7,891  1.90 to 1.15     2.44       8.63 to 6.00
                                                2006     290   25.04 to 13.58     6,936  1.85 to 1.15     0.95      25.78 to 8.50
                                                2005     255   19.96 to 19.17     4,950  1.85 to 1.40     0.23       8.35 to 3.91
International Small Company Series I            2009     270   12.27 to 12.26     3,316  1.75 to 0.80     0.78     (1.80) to (1.93)
International Small Company Series II           2009     441   12.27 to 12.26     5,404  1.90 to 1.15     0.77     (1.85) to (1.95)
International Value Series I                    2009     525   16.12 to 11.00     8,641  1.75 to 0.80     2.11      33.42 to 29.88
                                                2008     654   12.42 to 12.09     8,050  1.75 to 1.40     3.26    (43.47) to (43.67)
                                                2007     815   21.97 to 21.45    17,773  1.75 to 1.40     4.21       8.00 to 7.62
                                                2006     988   20.35 to 19.93    19,990  1.75 to 1.40     1.86      27.79 to 27.35
                                                2005   1,098   15.92 to 15.65    17,391  1.75 to 1.40     0.49       9.01 to 8.63
International Value Series II                   2009     875   18.12 to 11.58    16,005  1.90 to 1.15     1.97      34.04 to 33.04
                                                2008     982   13.62 to 8.64     13,483  1.90 to 1.15     3.12    (43.47) to (43.89)
                                                2007   1,141   24.28 to 15.28    27,912  1.90 to 1.15     3.64      10.80 to 8.10
                                                2006   1,023   24.17 to 14.10    23,440  1.85 to 1.15     1.67      27.48 to 12.65
                                                2005   1,029   19.01 to 17.87    18,690  1.85 to 1.40     0.60       8.78 to 5.30
Investment Quality Bond Series I                2009     295   18.41 to 13.45     7,038  1.75 to 0.8      4.75      10.52 to 10.50
                                                2008     355   26.96 to 16.66     7,499  1.75 to 1.40     6.14     (3.04) to (3.38)
                                                2007     456   27.80 to 17.24     9,925  1.75 to 1.40     8.82       4.72 to 4.35
                                                2006     545   26.55 to 16.52    11,394  1.75 to 1.40     6.35       2.13 to 1.78
                                                2005     659   25.99 to 16.23    13,684  1.75 to 1.40     5.85       0.84 to 0.49
Investment Quality Bond Series II               2009   1,667   16.09 to 14.68    27,172  1.90 to 1.15     5.17      10.92 to 10.09
                                                2008   1,422   14.62 to 13.23    20,940  1.90 to 1.15     5.94     (2.95) to (3.67)
                                                2007   1,980   15.17 to 13.63    30,162  1.90 to 1.15     8.71       4.70 to 2.41
                                                2006   1,826   14.94 to 12.99    26,873  1.85 to 1.15     5.47       4.16 to 1.47
                                                2005   1,168   14.66 to 14.42    17,007  1.85 to 1.40     3.82      0.61 to (0.28)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
Large Cap Value Series I                        2009      65  $17.43 to $17.02 $  1,122 1.75% to 1.40%    1.55%     9.10% to 8.72%
                                                2008      84   15.97 to 15.66     1,318  1.75 to 1.40     1.47    (36.80) to (37.03)
                                                2007     101   25.27 to 24.86     2,535  1.75 to 1.40     0.94       2.92 to 2.56
                                                2006     123   24.56 to 24.24     2,993  1.75 to 1.40     0.00       1.48 to 1.45
Large Cap Value Series II                       2009     263   17.32 to 16.8      4,509  1.85 to 1.40     1.38       8.82 to 8.34
                                                2008     287   15.91 to 15.51     4,533  1.85 to 1.40     1.34    (36.91) to (37.20)
                                                2007     297   25.22 to 24.70     7,440  1.85 to 1.40     0.62       2.73 to 2.26
                                                2006     356   24.55 to 24.15     8,694  1.85 to 1.40     0.26      14.15 to 13.64
                                                2005     232   21.51 to 21.25     4,959  1.85 to 1.40     0.00      13.66 to 3.74
Lifestyle Aggressive Series I                   2009     221   15.41 to 11.86     3,044  1.75 to 1.40     1.01      33.75 to 33.28
                                                2008     250   11.52 to 8.90      2,573  1.75 to 1.40     1.72    (42.80) to (43.00)
                                                2007     277   20.14 to 15.61     4,983  1.75 to 1.40     9.33       7.03 to 6.66
                                                2006     320   18.82 to 14.63     5,390  1.75 to 1.40     7.66      13.86 to 13.46
                                                2005     378   16.53 to 12.90     5,514  1.75 to 1.40     1.92       9.10 to 8.72
Lifestyle Aggressive Series II                  2009   2,338   14.81 to 10.72    34,902  1.90 to 1.15     0.86      33.91 to 32.91
                                                2008   2,297   11.14 to 8.01     25,699  1.90 to 1.15     1.60    (42.81) to (43.24)
                                                2007   2,375   19.63 to 14.00    46,731  1.90 to 1.15     9.28       7.57 to 7.16
                                                2006   3,106   18.89 to 13.01    58,044  1.85 to 1.15     7.68      13.59 to 4.07
                                                2005   3,243   16.63 to 16.36    53,631  1.85 to 1.40     1.84       8.94 to 4.45
Lifestyle Balanced Series I                     2009   1,754   14.67 to 11.74    30,229  1.75 to 0.80     4.45      28.48 to 22.49
                                                2008   1,855   15.63 to 11.42    24,806  1.75 to 1.40     2.84    (32.26) to (32.49)
                                                2007   2,442   23.06 to 16.92    47,729  1.75 to 1.40     7.57       4.98 to 4.61
                                                2006   2,969   21.97 to 16.17    56,071  1.75 to 1.40     5.48      11.17 to 10.78
                                                2005   3,308   19.76 to 14.60    56,410  1.75 to 1.40     3.96       5.40 to 5.03
Lifestyle Balanced Series II                    2009  57,548   15.91 to 12.19   846,400  1.90 to 1.15     4.39      28.99 to 28.02
                                                2008  52,147   12.43 to 9.45    607,184  1.90 to 1.15     3.26    (32.23) to (32.74)
                                                2007  47,212   18.48 to 13.95   828,590  1.90 to 1.15     7.40       5.04 to 4.60
                                                2006  36,439   18.14 to 13.22   636,831  1.85 to 1.15     4.89      10.95 to 5.74
                                                2005  24,002   16.35 to 15.98   388,167  1.85 to 1.40     3.17       5.32 to 2.07
Lifestyle Conservative Series I                 2009     617   16.95 to 12.77    11,622  1.75 to 0.80     5.00      19.60 to 16.28
                                                2008     751   18.51 to 14.17    11,787  1.75 to 1.40     4.02    (16.74) to (17.04)
                                                2007     810   22.23 to 17.08    15,463  1.75 to 1.40     8.00       3.91 to 3.54
                                                2006     856   21.39 to 16.50    15,451  1.75 to 1.40     4.62       6.93 to 6.56
                                                2005     906   20.01 to 15.48    15,367  1.75 to 1.40     4.82       1.46 to 1.10
Lifestyle Conservative Series II                2009  12,692   15.80 to 13.72   195,831  1.90 to 1.15     5.84      20.05 to 19.15
                                                2008   9,579   13.26 to 11.43   125,592  1.90 to 1.15     5.28    (16.64) to (17.27)
                                                2007   5,317   16.03 to 13.71    84,601  1.90 to 1.15     8.10       3.96 to 2.30
                                                2006   4,437   15.90 to 13.12    69,236  1.85 to 1.15     4.41       6.63 to 4.99
                                                2005   3,608   14.91 to 14.67    53,306  1.85 to 1.40     4.29       1.38 to 0.19
Lifestyle Growth Series I                       2009   1,148   13.15 to 11.28    17,935  1.75 to 0.80     3.15      30.98 to 24.30
                                                2008   1,376   13.80 to 10.04    16,384  1.75 to 1.40     2.33    (37.49) to (37.71)
                                                2007   1,701   22.08 to 16.12    32,488  1.75 to 1.40     7.74       6.02 to 5.65
                                                2006   1,922   20.82 to 15.25    34,748  1.75 to 1.40     6.04      11.93 to 11.54
                                                2005   1,986   18.61 to 13.68    32,112  1.75 to 1.40     2.86       7.16 to 6.78
Lifestyle Growth Series II                      2009  64,057   15.36 to 11.47   904,376  1.90 to 1.15     3.25      31.43 to 30.44
                                                2008  60,322   11.77 to 8.73    659,686  1.90 to 1.15     2.50    (37.39) to (37.87)
                                                2007  55,721   18.95 to 13.94   992,822  1.90 to 1.15     7.32       6.03 to 5.96
                                                2006  39,974   18.43 to 13.09   706,919  1.85 to 1.15     5.22      11.71 to 4.69
                                                2005  22,032   16.49 to 16.14   359,838  1.85 to 1.40     2.29       7.01 to 3.18

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
Lifestyle Moderate Series I                     2009     784  $15.58 to $12.32 $ 13,890 1.75% to 0.80%    4.58%    25.05% to 20.36%
                                                2008     955   16.90 to 12.46    13,419  1.75 to 1.40     3.29    (25.29) to (25.55)
                                                2007   1,329   22.62 to 16.73    24,871  1.75 to 1.40     7.57       3.82 to 3.46
                                                2006   1,517   21.79 to 16.17    27,295  1.75 to 1.40     4.68       8.88 to 8.51
                                                2005   1,618   20.01 to 14.90    26,757  1.75 to 1.40     4.20       2.71 to 2.35
Lifestyle Moderate Series II                    2009  19,158   15.71 to 12.87   284,910  1.90 to 1.15     4.85      25.41 to 24.48
                                                2008  16,671   12.62 to 10.27   201,465  1.90 to 1.15     4.25    (25.23) to (25.79)
                                                2007  13,562   17.01 to 13.73   224,500  1.90 to 1.15     7.54       3.88 to 2.82
                                                2006  10,417   16.89 to 13.15   171,943  1.85 to 1.15     4.21       8.65 to 5.24
                                                2005   7,557   15.54 to 15.29   116,397  1.85 to 1.40     3.53       2.56 to 1.04
LMFC Core Equity Series II                      2009       0    6.17 to 5.54          0  1.90 to 1.15     1.65      -1.03 to -1.28
                                                2008     486    6.25 to 5.59      3,081  1.90 to 1.15    12.89    (55.11) to (55.45)
                                                2007     400   14.02 to 12.46     5,664  1.90 to 1.15     0.00     (5.72) to (7.14)
                                                2006     425   15.42 to 13.39     6,530  1.85 to 1.15     0.00       7.37 to 4.53
                                                2005     360   14.68 to 14.58     5,273  1.85 to 1.40     0.00       4.30 to 2.92
Marisco International Opportunities Series II   2009     265   14.26 to 10.46     3,655  1.90 to 1.15     0.88      35.70 to 34.68
                                                2008     227   10.59 to 7.71      2,323  1.90 to 1.15     0.94    (51.23) to (51.60)
                                                2007     256   21.88 to 15.80     5,511  1.90 to 1.15     1.39      21.50 to 18.39
                                                2006     166   18.78 to 13.31     3,092  1.85 to 1.15     0.27      22.18 to 6.37
                                                2005      39   15.37 to 15.32       601  1.85 to 1.40     0.00      22.94 to 17.57
Mid Cap Index Series I                          2009      95   16.86 to 13.02     1,630  1.75 to 0.80     1.06      34.39 to 4.16
                                                2008     105   12.95 to 12.55     1,341  1.75 to 1.40     0.85    (37.30) to (37.52)
                                                2007     128   20.66 to 20.08     2,618  1.75 to 1.40     1.30       6.01 to 5.64
                                                2006     134   19.49 to 19.01     2,584  1.75 to 1.40     0.62       8.19 to 7.82
                                                2005     126   18.01 to 17.63     2,256  1.75 to 1.40     0.50      10.47 to 10.08
Mid Cap Index Series II                         2009     678   15.43 to 11.41    10,562  1.90 to 1.15     0.85      34.82 to 33.81
                                                2008     713   11.53 to 8.46      8,363  1.90 to 1.15     0.70    (37.25) to (37.72)
                                                2007     678   18.51 to 13.48    12,705  1.90 to 1.15     0.85       6.10 to 3.01
                                                2006     574   18.59 to 12.70    10,240  1.85 to 1.15     0.44      7.93 to (0.70)
                                                2005     431   17.27 to 16.40     7,185  1.85 to 1.40     0.33      10.24 to 1.77
Mid Cap Intersection Series II                  2009       0    8.32 to 8.16          0  1.90 to 1.15     0.41      26.15 to 25.33
                                                2008      35    6.59 to 6.51        228  1.90 to 1.15     0.00    (42.83) to (43.26)
                                                2007       5   11.53 to 11.47        58  1.90 to 1.15     0.00     (7.75) to (8.21)
Mid Cap Stock Series I                          2009     699   14.46 to 10.14    10,087  1.75 to 0.80     0.00      29.07 to 26.89
                                                2008     913   11.20 to 11.16    10,197  1.75 to 1.40     0.00    (44.55) to (44.75)
                                                2007     933   20.27 to 20.12    18,819  1.75 to 1.40     0.00      21.85 to 21.42
                                                2006   1,178   16.70 to 16.20    19,508  1.75 to 1.40     0.00      11.97 to 11.58
                                                2005   1,312   14.96 to 14.50    19,434  1.75 to 1.40     0.00      12.98 to 12.59
Mid Cap Stock Series II                         2009     928   17.51 to 11.23    16,195  1.90 to 1.15     0.00      29.55 to 28.58
                                                2008     988   13.62 to 8.67     13,396  1.90 to 1.15     0.00    (44.51) to (44.93)
                                                2007     978   24.73 to 15.63    24,028  1.90 to 1.15     0.00      22.51 to 21.93
                                                2006   1,016   20.92 to 12.79    20,875  1.85 to 1.15     0.00      11.73 to 2.16
                                                2005   1,037   18.72 to 17.62    19,220  1.85 to 1.40     0.00      12.84 to 8.02
Mid Cap Value Series I                          2009       0   12.93 to 12.57         0  1.75 to 1.40     1.35       5.34 to 5.22
                                                2008     297   12.27 to 11.95     3,593  1.75 to 1.40     1.69    (39.89) to (40.10)
                                                2007     397   20.42 to 19.94     8,001  1.75 to 1.40     1.09     (0.71) to (1.06)
                                                2006     513   20.56 to 20.16    10,450  1.75 to 1.40     0.72      10.71 to 10.33
                                                2005     664   18.57 to 18.27    12,224  1.75 to 1.40     0.45       6.51 to 6.13
Mid Cap Value Series II                         2009       0   12.06 to 11.68         0  1.85 to 1.40     1.30       5.30 to 5.14
                                                2008     899   11.45 to 11.11    10,224  1.85 to 1.40     1.57    (40.02) to (40.29)
                                                2007   1,036   19.09 to 18.61    19,694  1.85 to 1.40     0.73     (0.90) to (1.35)
                                                2006   1,255   20.07 to 18.86    24,092  1.85 to 1.40     0.52      10.48 to 9.98
                                                2005   1,404   18.21 to 17.15    24,444  1.85 to 1.40     0.25      6.27 to (0.03)
Money Market Series I                           2009     909   13.20 to 12.51    14,419  1.75 to 0.80     0.22     (0.45) to (1.54)
                                                2008   1,532   18.43 to 13.41    24,158  1.75 to 1.40     1.75      0.34 to (0.01)
                                                2007   1,469   18.37 to 13.41    23,080  1.75 to 1.40     4.47       3.10 to 2.74
                                                2006   1,593   17.82 to 13.05    24,875  1.75 to 1.40     4.35       2.99 to 2.63
                                                2005   1,956   17.30 to 12.71    29,884  1.75 to 1.40     2.61       1.24 to 0.89

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
Money Market Series II                          2009   6,839  $13.09 to $12.44 $ 87,119 1.90% to 1.15%    0.08%   (1.07)% to (1.81)%
                                                2008   9,306   13.23 to 12.67   120,124  1.90 to 1.15     1.43      0.40 to (0.36)
                                                2007   4,050   13.17 to 12.71    52,315  1.90 to 1.15     4.17       3.15 to 1.95
                                                2006   2,653   12.77 to 12.45    33,361  1.85 to 1.15     4.20       2.79 to 1.81
                                                2005   1,716   12.37 to 12.16    21,020  1.85 to 1.40     2.42       1.04 to 0.47
Money Market Trust B Series NAV                 2009     418   12.74 to 12.59     5,299  1.85 to 1.40     0.52     (0.92) to (1.37)
                                                2008     670   12.86 to 12.76     8,577  1.85 to 1.40     2.03       0.69 to 0.24
                                                2007     422   12.77 to 12.73     5,378  1.85 to 1.40     3.05       2.14 to 1.84
Mutual Shares Series I                          2009       9   10.59 to 10.44        98  1.55 to 0.80     0.00      22.32 to 21.71
Natural Resources Series II                     2009     475   37.83 to 12.85    15,108  1.90 to 1.15     0.68      57.08 to 55.90
                                                2008     403   24.27 to 8.18      8,609  1.90 to 1.15     0.29    (52.27) to (52.63)
                                                2007     464   51.23 to 17.13    21,904  1.90 to 1.15     0.81      41.55 to 38.82
                                                2006     389   37.87 to 12.31    14,264  1.85 to 1.15     0.40     20.34 to (1.62)
                                                2005     387   31.46 to 31.09    12,127  1.85 to 1.40     0.00      44.39 to 14.68
Optimized All Cap Series II                     2009     467   15.22 to 14.77     7,022  1.85 to 1.40     1.18      26.24 to 25.67
                                                2008     514   12.06 to 11.75     6,135  1.85 to 1.40     0.63    (44.03) to (44.29)
                                                2007     578   21.54 to 21.09    12,353  1.85 to 1.40     0.83      1.66 to (3.88)
                                                2006      25   21.09 to 20.75       524  1.85 to 1.40     0.74      13.32 to 12.81
                                                2005      34   18.61 to 18.39       631  1.85 to 1.40     0.89       6.86 to 2.59
Optimized Value Series II                       2009     183   12.32 to 12.01     2,245  1.85 to 1.40     1.90      22.77 to 22.22
                                                2008     207   10.04 to 9.83      2,062  1.85 to 1.40     2.13    (42.18) to (42.44)
                                                2007     234   17.36 to 17.07     4,042  1.85 to 1.40     0.97    (7.14) to (10.66)
                                                2006      10   18.61 to 18.38       191  1.85 to 1.40     1.02      19.37 to 18.84
                                                2005       8   15.59 to 15.47       124  1.85 to 1.40     0.00       7.31 to 2.05
Pacific Rim Series I                            2009     123   13.25 to 11.52     1,437  1.75 to 1.40     1.07      30.48 to 30.03
                                                2008     136   10.19 to 8.83      1,215  1.75 to 1.40     1.55    (40.85) to (41.06)
                                                2007     145   17.28 to 14.92     2,217  1.75 to 1.40     1.73       7.62 to 7.24
                                                2006     221   16.12 to 13.52     3,135  1.75 to 1.40     0.97       9.51 to 9.12
                                                2005     277   14.77 to 12.38     3,580  1.75 to 1.40     0.92      24.01 to 23.58
Pacific Rim Series II                           2009     195   17.02 to 10.2      3,201  1.90 to 1.15     0.90      30.44 to 29.46
                                                2008     177   13.15 to 7.82      2,276  1.90 to 1.15     1.41    (40.77) to (41.22)
                                                2007     196   22.37 to 13.20     4,315  1.90 to 1.15     1.48       7.59 to 5.03
                                                2006     187   22.84 to 12.24     3,969  1.85 to 1.15     0.76      9.38 to (2.18)
                                                2005     208   20.94 to 19.28     4,083  1.85 to 1.40     0.65      23.68 to 20.11
PIM Classic Value Series II                     2009       0    7.27 to 6.08          0  1.90 to 1.15     1.11     (4.35) to (4.59)
                                                2008     149    7.62 to 6.36      1,127  1.90 to 1.15     1.65    (46.30) to (46.71)
                                                2007     129   14.30 to 11.84     1,831  1.90 to 1.15     1.35    (12.77) to (13.81)
                                                2006     143   16.94 to 13.70     2,389  1.85 to 1.15     0.98      14.23 to 9.49
                                                2005      86   14.83 to 14.72     1,274  1.85 to 1.40     0.42       7.71 to 3.37

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
PIMCO All Asset                                 2009     182  $15.71 to $15.31 $  2,831 1.85% to 1.40%    6.86%    $19.63 to $19.09
                                                2008     181   13.13 to 12.86     2,356  1.85 to 1.40     5.27    (17.34) to (17.71)
                                                2007     225   15.88 to 15.62     3,545  1.85 to 1.40     6.40       6.49 to 6.01
                                                2006     323   14.91 to 14.74     4,792  1.85 to 1.40     4.76       2.91 to 2.45
                                                2005     376   14.49 to 14.38     5,435  1.85 to 1.40     4.34       4.47 to 1.39
Real Estate Securities Series I                 2009     119   24.40 to 23.19     2,838  1.75 to 1.40     3.49      28.36 to 27.91
                                                2008     135   19.01 to 18.13     2,525  1.75 to 1.40     2.96    (40.27) to (40.48)
                                                2007     202   31.82 to 30.46     6,284  1.75 to 1.40     2.57    (16.79) to (17.08)
                                                2006     296   38.25 to 36.74    11,138  1.75 to 1.40     1.81      36.19 to 35.72
                                                2005     322   28.03 to 27.07     8,898  1.75 to 1.40     2.02      10.30 to 9.92
Real Estate Securities Series II                2009     474   19.27 to 10.03     8,905  1.90 to 1.15     3.26      28.55 to 27.59
                                                2008     501   15.10 to 7.80      7,440  1.90 to 1.15     2.85    (40.27) to (40.72)
                                                2007     620   25.48 to 13.06    15,632  1.90 to 1.15     1.92    (16.74) to (19.48)
                                                2006     503   33.50 to 15.65    15,580  1.85 to 1.15     1.58      35.91 to 25.03
                                                2005     509   24.71 to 22.84    11,818  1.85 to 1.40     1.51     10.11 to (2.97)
Real Return Bond Series II                      2009     654   15.42 to 14.96     9,959  1.85 to 1.40     8.51      17.57 to 17.04
                                                2008     734   13.11 to 12.78     9,529  1.85 to 1.40     0.55    (12.77) to (13.16)
                                                2007     707   15.03 to 14.72    10,531  1.85 to 1.40     6.47       9.54 to 9.05
                                                2006     797   13.72 to 13.50    10,855  1.85 to 1.40     2.49     (1.20) to (1.64)
                                                2005   1,190   13.89 to 13.72    16,445  1.85 to 1.40     0.12      0.12 to (0.54)
Science & Technology Series I                   2009     799    13.51 to 4.7      7,810  1.75 to 1.40     0.00      62.20 to 61.63
                                                2008     926    8.33 to 2.91      5,469  1.75 to 1.40     0.00    (45.22) to (45.41)
                                                2007   1,171   15.21 to 5.33     12,658  1.75 to 1.40     0.00      17.89 to 17.48
                                                2006   1,477   12.90 to 4.53     13,945  1.75 to 1.40     0.00       4.06 to 3.70
                                                2005   1,845   12.40 to 4.37     16,503  1.75 to 1.40     0.00       0.67 to 0.32
Science & Technology Series II                  2009     402   14.35 to 13.28     5,799  1.90 to 1.15     0.00      62.26 to 61.05
                                                2008     329    8.91 to 8.18      2,941  1.90 to 1.15     0.00    (45.17) to (45.59)
                                                2007     408   16.38 to 14.93     6,675  1.90 to 1.15     0.00      18.84 to 17.90
                                                2006     413   14.32 to 11.23     5,689  1.85 to 1.15     0.00       3.91 to 0.92
                                                2005     483   13.79 to 10.83     6,362  1.85 to 1.40     0.00      0.41 to (1.28)
Scudder Fixed Income                            2009       0   11.92 to 11.55         0  1.85 to 1.40     8.03       6.55 to 6.14
                                                2008     291   11.19 to 10.88     3,223  1.85 to 1.40     6.97    (20.83) to (21.18)
                                                2007     406   14.13 to 13.80     5,693  1.85 to 1.40     4.18       2.30 to 1.83
                                                2006     550   13.82 to 13.55     7,540  1.85 to 1.40     3.10       2.45 to 1.99
                                                2005     567   13.48 to 13.30     7,593  1.85 to 1.40     2.96      0.44 to (0.52)
Small Cap Index Series I                        2009      42   13.99 to 13.96       592  1.75 to 1.40     0.79      24.89 to 24.45
                                                2008      52   11.21 to 11.20       588  1.75 to 1.40     1.17    (34.64) to (34.87)
                                                2007      74   17.22 to 17.13     1,274  1.75 to 1.40     1.62     (3.53) to (3.87)
                                                2006      85   17.91 to 17.47     1,515  1.75 to 1.40     0.52      15.98 to 15.58
                                                2005      98   15.50 to 15.10     1,515  1.75 to 1.40     0.55       2.45 to 2.09
Small Cap Index Series II                       2009     534   14.57 to 14.08     7,710  1.85 to 1.40     0.61      24.59 to 24.03
                                                2008     584   11.70 to 11.35     6,780  1.85 to 1.40     1.04    (34.76) to (35.05)
                                                2007     660   17.93 to 17.48    11,758  1.85 to 1.40     0.94     (4.15) to (8.20)
                                                2006     342   19.03 to 18.24     6,336  1.85 to 1.40     0.33      15.72 to 15.20
                                                2005     366   16.48 to 15.83     5,879  1.85 to 1.40     0.35      2.26 to (1.64)
Small Cap Opportunities Series I                2009      83   17.01 to 16.62     1,404  1.75 to 1.40     0.00      32.00 to 31.54
                                                2008     100   12.89 to 12.63     1,276  1.75 to 1.40     2.29    (42.94) to (43.14)
                                                2007     128   22.58 to 22.22     2,872  1.75 to 1.40     1.86     (8.95) to (9.27)
                                                2006     161   24.80 to 24.49     3,977  1.75 to 1.40     0.70       8.92 to 8.54
                                                2005     202   22.77 to 22.56     4,587  1.75 to 1.40     0.00      16.36 to 16.09
Small Cap Opportunities Series II               2009     279   16.30 to 8.42      4,528  1.90 to 1.15     0.00      32.07 to 31.08
                                                2008     303   12.43 to 6.38      3,770  1.90 to 1.15     2.14    (42.92) to (43.35)
                                                2007     328   21.95 to 11.17     7,217  1.90 to 1.15     1.54     (8.86) to (7.54)
                                                2006     360   24.71 to 12.23     8,807  1.85 to 1.15     0.53      8.66 to (2.29)
                                                2005     369   22.74 to 22.47     8,363  1.85 to 1.40     0.00      6.12 to (1.99)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
Small Company Value Series I                    2009     215  $21.75 to $20.90 $  4,555 1.75% to 1.40%    0.38%    $25.91 to $25.47
                                                2008     274   17.34 to 16.60     4,625  1.75 to 1.40     0.68    (28.07) to (28.32)
                                                2007     372   24.19 to 23.08     8,736  1.75 to 1.40     0.15     (2.58) to (2.92)
                                                2006     468   24.91 to 23.15    11,306  1.75 to 1.40     0.07      13.82 to 13.42
                                                2005     607   21.97 to 20.39    12,879  1.75 to 1.40     0.28       5.55 to 5.18
Small Company Value Series II                   2009     721   16.76 to 11.07    12,174  1.90 to 1.15     0.23      26.02 to 25.08
                                                2008     787   13.40 to 8.78     10,642  1.90 to 1.15     0.47    (28.05) to (28.59)
                                                2007     978   18.77 to 12.21    18,683  1.90 to 1.15     0.00     (2.54) to (2.78)
                                                2006   1,134   22.11 to 12.50    22,490  1.85 to 1.15     0.00     13.61 to (0.16)
                                                2005   1,196   19.51 to 17.20    21,023  1.85 to 1.40     0.06       5.30 to 0.77
Smaller Company Growth Series I                 2009     176   13.13 to 13.12     2,310  1.75 to 1.40     0.00       5.03 to 4.98
Smaller Company Growth Series II                2009     202   13.12 to 13.11     2,643  1.85 to 1.40     0.00       4.96 to 4.89
Strategic Bond Series I                         2009     388   21.65 to 17.5      7,919  1.75 to 1.40     7.73      21.70 to 21.27
                                                2008     484   17.79 to 14.43     8,049  1.75 to 1.40     6.62    (17.25) to (17.54)
                                                2007     628   21.49 to 17.50    12,570  1.75 to 1.40     9.12     (1.55) to (1.90)
                                                2006     758   21.83 to 17.84    15,541  1.75 to 1.40     6.84       5.57 to 5.20
                                                2005     847   20.68 to 16.96    16,526  1.75 to 1.40     2.89       1.27 to 0.92
Strategic Bond Series II                        2009     671   15.40 to 13.21    10,564  1.90 to 1.15     8.11      21.72 to 20.81
                                                2008     654   12.74 to 10.85     8,497  1.90 to 1.15     6.61    (17.25) to (17.87)
                                                2007     852   15.52 to 13.12    13,457  1.90 to 1.15     8.79     (1.41) to (2.96)
                                                2006     892   16.27 to 13.27    14,373  1.85 to 1.15     6.66       6.42 to 4.91
                                                2005     891   15.48 to 15.15    13,656  1.85 to 1.40     1.90       1.02 to 0.06
Strategic Income Series II                      2009      95   16.21 to 15.81     1,517  1.85 to 1.40     6.15      24.68 to 24.12
                                                2008      85   13.00 to 12.73     1,094  1.85 to 1.40     9.19    (10.04) to (10.44)
                                                2007     136   14.45 to 14.22     1,943  1.85 to 1.40     1.77       4.06 to 3.59
                                                2006     163   13.89 to 13.73     2,244  1.85 to 1.40     3.01       2.43 to 1.97
                                                2005     127   13.56 to 13.46     1,719  1.85 to 1.40     4.43       0.73 to 0.23
T Rowe Price Mid Value Series I                 2009     277   16.84 to 14.9      4,163  1.75 to 0.8      0.44      33.87 to 29.15
T Rowe Price Mid Value Series II                2009     859   15.14 to 14.82    12,905  1.85 to 1.40     0.34      43.99 to 43.34
                                                2008      60   10.51 to 10.34       629  1.85 to 1.40     0.81    (35.79) to (36.08)
                                                2007      65   16.37 to 16.18     1,055  1.85 to 1.40     1.60     (1.09) to (1.54)
                                                2006      70   16.55 to 16.43     1,147  1.85 to 1.40     0.05      18.39 to 17.86
                                                2005      13   13.98 to 13.94       188  1.85 to 1.40     0.00      11.85 to 1.41
Total Bond Market Trust A Series II             2009      24   13.70 to 12.35       325  1.85 to 1.20     2.06      2.30 to (1.19)
                                                2008      30   13.49 to 13.39       400  1.85 to 1.40     1.78       4.05 to 3.58
                                                2007       3   12.97 to 12.93        42  1.85 to 1.40     0.24       3.74 to 3.43
Total Bond Market Trust A Series NAV            2009      13   12.99 to 12.93       172  1.55 to 0.80     6.81       3.94 to 3.43
Total Return Series I                           2009   1,056   19.84 to 13.86    21,410  1.75 to 0.80     3.99      11.62 to 10.41
                                                2008   1,166   18.54 to 17.78    21,108  1.75 to 1.40     4.56       1.33 to 0.98
                                                2007   1,411   18.29 to 17.60    25,258  1.75 to 1.40     7.46       6.97 to 6.60
                                                2006   1,760   17.10 to 16.52    29,476  1.75 to 1.40     3.46       2.16 to 1.81
                                                2005   2,066   16.74 to 16.22    33,921  1.75 to 1.40     2.42       1.05 to 0.70
Total Return Series II                          2009   2,189   17.03 to 15.73    37,904  1.90 to 1.15     3.93      12.06 to 11.23
                                                2008   1,984   15.31 to 14.04    30,864  1.90 to 1.15     4.70       1.43 to 0.67
                                                2007   1,991   15.21 to 13.84    30,752  1.90 to 1.15     7.20       7.03 to 4.90
                                                2006   2,196   14.65 to 12.90    31,877  1.85 to 1.15     3.26       3.44 to 1.53
                                                2005   2,523   14.36 to 14.13    35,980  1.85 to 1.40     1.95      0.83 to (0.56)
Total Stock Market Index Series I               2009      55   10.36 to 10.32       564  1.75 to 1.40     1.40      27.08 to 26.63
                                                2008      76    8.15 to 8.15        620  1.75 to 1.40     1.44    (38.08) to (38.29)
                                                2007     112   13.21 to 13.17     1,483  1.75 to 1.40     2.10       3.71 to 3.34
                                                2006     143   12.78 to 12.49     1,821  1.75 to 1.40     1.00      13.70 to 13.30
                                                2005     163   11.28 to 11.01     1,836  1.75 to 1.40     1.13       4.23 to 3.86
Total Stock Market Index Series II              2009     603   13.84 to 13.37     8,170  1.85 to 1.40     1.36      26.74 to 26.17
                                                2008     715   10.92 to 10.60     7,664  1.85 to 1.40     1.31    (38.16) to (38.44)
                                                2007     809   17.66 to 17.22    14,027  1.85 to 1.40     1.22      3.05 to (2.45)
                                                2006     424   17.06 to 16.20     7,114  1.85 to 1.40     0.80      13.50 to 12.99
                                                2005     439   15.03 to 14.30     6,497  1.85 to 1.40     0.90       3.95 to 0.89

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
U.S. Government Securities Series I             2009     586  $24.92 to $15.94 $ 12,511 1.75% to 1.40%    2.90%     6.88% to 6.51%
                                                2008     750   23.32 to 14.97    14,851  1.75 to 1.40     3.48     (2.78) to (3.12)
                                                2007     903   23.98 to 15.45    18,094  1.75 to 1.40     8.06       1.71 to 1.35
                                                2006   1,010   23.58 to 15.24    19,539  1.75 to 1.40     4.92       2.94 to 2.58
                                                2005   1,203   22.91 to 14.86    22,795  1.75 to 1.40     1.78      0.17 to (0.18)
U.S. Government Securities Series II            2009     803   13.84 to 13.76    11,325  1.90 to 1.15     2.85       6.98 to 6.19
                                                2008     883   13.04 to 12.86    11,709  1.90 to 1.15     3.70     (2.77) to (3.50)
                                                2007     803   13.51 to 13.23    10,996  1.90 to 1.15     7.70       1.75 to 0.05
                                                2006     809   13.69 to 12.97    10,952  1.85 to 1.15     4.65       4.01 to 2.29
                                                2005     998   13.33 to 13.11    13,188  1.85 to 1.40     1.34      0.05 to (0.34)
U.S. High Yield Series II                       2009      18   15.82 to 15.49       277  1.85 to 1.40     8.23      44.34 to 43.7
                                                2008      15   10.96 to 10.78       166  1.85 to 1.40     5.58    (22.15) to (22.50)
                                                2007      15   14.08 to 13.91       205  1.85 to 1.40     8.06       1.25 to 0.80
                                                2006      21   13.90 to 13.80       286  1.85 to 1.40     2.75       7.94 to 7.46
                                                2005       5   12.88 to 12.84        67  1.85 to 1.40     0.00       3.04 to 0.15
U.S. Large Cap Value Series I                   2009       0    8.88 to 8.34          0  1.75 to 1.40     0.65     (1.19) to (1.30)
                                                2008     611    8.99 to 8.45      5,343  1.75 to 1.40     2.15    (39.74) to (39.95)
                                                2007     793   14.91 to 14.07    11,523  1.75 to 1.40     1.06     (1.73) to (2.08)
                                                2006     978   15.17 to 14.37    14,499  1.75 to 1.40     0.58       9.12 to 8.74
                                                2005   1,181   13.91 to 13.21    16,086  1.75 to 1.40     0.45       4.35 to 3.99
U.S. Large Cap Value Series II                  2009       0    9.18 to 7.57          0  1.90 to 1.15     0.62     (1.19) to (1.44)
                                                2008     630    9.32 to 7.66      5,932  1.90 to 1.15     2.11    (39.70) to (40.15)
                                                2007     697   15.57 to 12.71    10,923  1.90 to 1.15     0.74     (0.17) to (1.66)
                                                2006     784   16.33 to 12.89    12,561  1.85 to 1.15     0.40       8.83 to 3.02
                                                2005     938   15.00 to 14.14    13,843  1.85 to 1.40     0.12       4.26 to 2.21
UBS Large Cap Series I                          2009     948   11.94 to 11.75    11,301  1.75 to 1.40     1.92      29.03 to 28.58
                                                2008   1,121    9.26 to 9.14     10,360  1.75 to 1.40     1.31    (40.36) to (40.57)
                                                2007   1,364   15.52 to 15.38    21,150  1.75 to 1.40     0.52     (5.85) to (6.08)
UBS Large Cap Series II                         2009      86   11.87 to 11.63     1,015  1.85 to 1.40     1.71      28.74 to 28.16
                                                2008      94    9.22 to 9.07        860  1.85 to 1.40     1.15    (40.52) to (40.79)
                                                2007     104   15.51 to 15.32     1,613  1.85 to 1.40     0.60     (0.14) to (0.60)
                                                2006      10   15.53 to 15.41       150  1.85 to 1.40     0.22      14.45 to 12.07
                                                2005       7   15.29 to 13.75       101  1.85 to 1.40     0.00      10.35 to 2.72
Utilities Series I                              2009     153   17.63 to 17.11     2,649  1.75 to 1.40     4.94      31.91 to 31.45
                                                2008     151   13.37 to 13.01     1,985  1.75 to 1.40     2.73    (39.50) to (39.71)
                                                2007     231   22.10 to 21.59     5,041  1.75 to 1.40     1.93      25.62 to 25.18
                                                2006     307   17.59 to 17.24     5,351  1.75 to 1.40     2.18      29.19 to 28.74
                                                2005     270   13.62 to 13.39     3,647  1.75 to 1.40     0.47      15.20 to 14.80
Utilities Series II                             2009     206   27.13 to 26.21     5,422  1.85 to 1.40     4.70      31.61 to 31.02
                                                2008     217   20.61 to 20.00     4,346  1.85 to 1.40     2.45    (39.59) to (39.86)
                                                2007     251   34.12 to 33.26     8,340  1.85 to 1.40     1.61      25.33 to 24.76
                                                2006     284   27.22 to 24.79     7,562  1.85 to 1.40     2.05      28.96 to 28.38
                                                2005     244   21.11 to 19.27     5,066  1.85 to 1.40     0.30      14.94 to 3.24
Value Series I                                  2009     208   20.86 to 10.98     4,741  1.75 to 0.80     1.31      38.73 to 29.28
                                                2008     268   17.09 to 15.04     4,384  1.75 to 1.40     0.98    (41.70) to (41.90)
                                                2007     367   29.30 to 25.88    10,314  1.75 to 1.40     1.32       6.70 to 6.33
                                                2006     472   27.46 to 24.34    12,458  1.75 to 1.40     0.38      19.37 to 18.95
                                                2005     520   23.01 to 20.46    11,529  1.75 to 1.40     0.64      11.00 to 10.61
Value Series II                                 2009     214   16.13 to 11.84     3,344  1.90 to 1.15     1.14      39.18 to 38.14
                                                2008     231   11.68 to 8.50      2,622  1.90 to 1.15     0.77    (41.64) to (42.07)
                                                2007     275   20.16 to 14.57     5,423  1.90 to 1.15     1.03       6.76 to 6.40
                                                2006     250   19.49 to 13.62     4,786  1.85 to 1.15     0.19      19.12 to 8.79
                                                2005     230   16.40 to 16.08     3,737  1.85 to 1.40     0.43      10.80 to 3.39

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

6. UNIT VALUES -- (CONTINUED)

                                                                                        FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                             AT DECEMBER 31,            --------------------------------------------
                                                     ----------------------------------  EXPENSE RATIO INVESTMENT    TOTAL RETURN
                                                      UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO     INCOME       HIGHEST TO
SUB-ACCOUNT                                     YEAR  (000S) HIGHEST TO LOWEST  (000S)      LOWEST*      RATIO**      LOWEST***
-----------                                     ---- ------- ----------------- -------- -------------- ---------- ------------------
Wellington Small Cap Growth Series II           2009     149  $15.24 to $11.04 $  2,158 1.90% to 1.15%    0.00%    32.89% to 31.90%
                                                2008     184   11.55 to 8.31      2,057  1.90 to 1.15     0.00    (40.49) to (40.94)
                                                2007     113   19.56 to 13.96     2,090  1.90 to 1.15     0.00      12.47 to 10.64
                                                2006      72   17.67 to 12.39     1,273  1.85 to 1.15     0.00     11.64 to (1.04)
                                                2005      30   15.83 to 15.78       478  1.85 to 1.40     0.00      26.62 to 7.70
Wellington Small Cap Value Series II            2009     205   14.37 to 12.05     2,847  1.90 to 1.15     0.43      26.92 to 25.97
                                                2008     244   11.41 to 9.49      2,746  1.90 to 1.15     1.00    (27.11) to (27.66)
                                                2007     211   15.77 to 13.02     3,258  1.90 to 1.15     0.59     (4.25) to (6.39)
                                                2006     132   16.74 to 13.57     2,180  1.85 to 1.15     0.00      17.38 to 8.40
                                                2005      58   14.26 to 14.22       827  1.85 to 1.40     0.00     14.06 to (2.00)
Wells Capital Core Bond Series II               2009      64   14.66 to 14.36       923  1.85 to 1.40     2.01       8.08 to 7.60
                                                2008      53   13.57 to 13.34       711  1.85 to 1.40     5.88       1.71 to 1.25
                                                2007      17   13.34 to 13.18       229  1.85 to 1.40     7.42       4.58 to 4.11
                                                2006      17   12.76 to 12.66       211  1.85 to 1.40     1.59       2.18 to 1.72
                                                2005       7   12.48 to 12.44        85  1.85 to 1.40     0.00     (0.13) to (0.46)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8. SUBSEQUENT EVENTS

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC855") formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Account's financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                       NEW NAME
--------------       -------------------------------------------    --------------------------------------------------------------
October 1, 1997      FNAL Variable Account                          The Manufacturers Life Insurance Company of New York
                                                                    Separate Account A

October 1, 1997      First North American Life Assurance Company    The Manufacturers Life Insurance Company of New York

November 1, 1997     NAWL Holding Co., Inc.                         Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                    Manulife Wood Logan, Inc

January 1, 2005      The Manufacturers Life Insurance               John Hancock Life Insurance Company of New York
                     Company of New York Separate Account A         Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company       John Hancock Life Insurance Company of New York Separate
                     of New York                                    Account A.

January 1, 2005      Manulife Financial Securities LLC              John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC          John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                   * * * * *

Item 24. Financial Statements and Exhibits

      (a)   Financial Statements


            (1) Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account
                  A. [FILED HEREWITH]



            (2) Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]


      (b)   Exhibits

            (1)   (a)   Resolution of the Board of Directors of First North
                        American Life Assurance Company establishing the FNAL
                        Variable Account - Incorporated by reference to Exhibit
                        (b)(1)(a) to Form N-4, file number 33-46217, filed
                        February 25, 1998.

                  (b)   Resolution of the Board of Directors of First
                        North American Life Assurance Company establishing the Fixed Separate Account - Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

                  (c)   Resolution of the Board of Directors of First
                        North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

            (2) Agreements for custody of securities and similar investments.- NOT APPLICABLE.

            (3)   (a)   Underwriting and Distribution Agreement dated
                        January 1, 2002, incorporated by reference to Exhibit
                        24(b)(3)(a) to Post-Effective Amendment No. 39 to
                        Registration Statement, File No. 033-79112, filed on
                        April 30, 2009.

                  (b) General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

                  (c) Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-146590, filed on February 1, 2010.

            (4)   (a)      Form of Specimen Contract: Flexible Purchase Payment
                           Individual Deferred Variable Annuity Contract,
                           Non-Participating, incorporated by reference to
                           Exhibit 24(b)(4)(a) to Post-Effective Amendment
                           No. 1 to this Registration Statement, File
                           No. 333-146590, filed on April 28, 2008.

                  (b) Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 4(b)(vi) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April
                           28, 2008.

                  (c) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 4(b)(x) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April
                           28, 2008.

                  (d) Form of Specimen Income Plus for Life single-life Rider (BR008Q.07-NY), incorporated by reference to
                           Exhibit 24(b)(4)(d) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146590, filed on April 30, 2009.

                  (e) Form of Specimen Income Plus for Life single-life Rider (BR008NQ.07-NY), incorporated by reference to
                           Exhibit 24(b)(4)(e) to Post-Effective Amendment
                           No. 2 to this Registration Statement, File No. 333-146590, filed on April 30, 2009.

                  (f) Form of Specimen Income Plus for Life joint-life Rider (BR009Q.07-NY), incorporated by reference to
                           Exhibit 24(b)(4)(f) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146590, filed on April 30, 2009.

                  (g) Form of Specimen Income Plus for Life joint-life Rider (BR009NQ.07-NY), incorporated by reference to
                           Exhibit 24(b)(4)(g) to Post-Effective Amendment
                           No. 2 to this Registration Statement, File No. 333-146590, filed on April 30, 2009.

            (5)   (a)      Form of Specimen Application: Flexible Purchase
                           Payment Individual Deferred Variable Annuity
                           Contract, Non-Participating, incorporated by reference to Exhibit 24.(b)(5)(a) to Post-Effective
                           Amendment No. 1 to this Registration Statement, File
                           No. 333-146590, filed on April 28, 2008.

            (6)   (a)(i)   Declaration of Intention and Charter of First
                           North American Life Assurance Company - Incorporated by reference to Exhibit (b)(6)(a)(i) to Form N-4, file number 33-46217, filed February 25, 1998.

                  (a)(ii) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company - Incorporated by reference to Exhibit (b)(6)(a)(ii) to Form N-4, file number 33-46217, filed February 25, 1998.

                  (a)(iii) Certificate of amendment of the Declaration
                           of Intention and Charter of The Manufacturers Life Insurance Company of New York - Incorporated by reference to Exhibit (b)(6)(a)(iii) to Form N-4, file number 33-46217, filed February 25, 1998.

                  (a)(iv) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005 - Incorporated by reference to Exhibit
                           (b)(6)(a)(iv) to Form N-4, file number 33-79112, filed May 1, 2007.

                  (a)(v) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006 - Incorporated by reference to Exhibit
                           (b)(6)(a)(v) to Form N-4, file number 33-79112, filed May 1, 2007.


                  (a)(vi) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.

        (b)(i)  By-Laws of John Hancock Life Insurance Company of New
                York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.



        (b)(ii) John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.


(7) Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

(8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:


        (a)     Administrative Services Agreement between The
                Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.


        (b)     Investment Services Agreement between The Manufacturers
                Life Insurance Company of New York and The Manufacturers Life Insurance Company - Incorporated by reference to Exhibit 1(A)(8)(c) to Form S-6, file number 333-33351, filed March 16, 1998.

        (c)(i)  Participation Agreement among John Hancock Life
                Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

        (ii)    Shareholder Information Agreement between John Hancock
                Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

        (iii)   Shareholder Information Agreement between John Hancock
                Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (9) to Pre-Effective Amendment No. 3 to this registration statement on Form N-4 333-146590 filed on February 7, 2008.


(10) Written consent of Ernst & Young LLP, independent registered public account firm. [FILED HEREWITH]


(11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

(13) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 - Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14) Powers of Attorney, incorporated by reference to Exhibit 24(b)(14) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-146590, filed on February 1, 2010.

Item 25. Directors and Officers of the Depositor.


   OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                         EFFECTIVE AS OF APRIL 30, 2010



NAME AND PRINCIPAL BUSINESS
ADDRESS                            POSITION WITH DEPOSITOR
-----------------------------      -----------------------------------------------------------------------------------
John D. DesPrez III*               Chairman
James D. Gallagher*                Director, President, and Executive Vice President
Thomas Borshoff*                   Director
James R. Boyle***                  Director and Executive Vice President
Ruth Ann Fleming*                  Director
Scott S. Hartz***                  Director, Executive Vice President, and Chief Investment Officer - U.S. Investments
Bradford J. Race Jr.*              Director
Rex E. Schlaybaugh, Jr.*           Director
John G. Vrysen*                    Director and Senior Vice President
Jonathan Chiel*                    Executive Vice President and General Counsel - John Hancock
Marc Costantini*                   Executive Vice President
Steven A. Finch***                 Executive Vice President
Peter Levitt**                     Executive Vice President and Treasurer
Katherine  MacMillan**             Executive Vice President
Stephen R. McArthur**              Executive Vice President
Hugh McHaffie*                     Executive Vice President
Bob Diefenbacher+                  Senior Vice President
Peter Gordon***                    Senior Vice President
Allan Hackney*                     Senior Vice President and Chief Information Officer
Naveed Irshad**                    Senior Vice President
Gregory Mack*                      Senior Vice President
Ronald J. McHugh*                  Senior Vice President
Lynn Patterson*                    Senior Vice President and Chief Financial Officer
Craig R. Raymond*                  Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*                    Senior Vice President
Alan R. Seghezzi***                Senior Vice President
Bruce R. Speca*                    Senior Vice President
Tony Teta***                       Senior Vice President
Brooks Tingle***                   Senior Vice President
Emanuel Alves*                     Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***             Vice President
Roy V. Anderson*                   Vice President
Arnold Bergman*                    Vice President
Stephen J. Blewitt***              Vice President
Robert Boyda*                      Vice President
John E. Brabazon***                Vice President
George H. Braun***                 Vice President
Thomas Bruns*                      Vice President
Tyler Carr*                        Vice President
Robert T. Cassato*                 Vice President
Philip Clarkson+                   Vice President
Kevin J. Cloherty*                 Vice President
Brian Collins+                     Vice President
Art Creel*                         Vice President
George Cushnie**                   Vice President
John J. Danello*                   Vice President
Willma Davis***                    Vice President
Peter de Vries*                    Vice President
Anthony J. Della Piana***          Vice President
Brent Dennis***                    Vice President
Robert Donahue++                   Vice President
Lynn L. Dyer***                    Vice President, Counsel, and Chief Compliance Officer - U.S. Investments

   OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                         EFFECTIVE AS OF APRIL 30, 2010



NAME AND PRINCIPAL BUSINESS
ADDRESS                            POSITION WITH DEPOSITOR
-----------------------------      -----------------------------------------------------------------------------------
John  Egbert*                      Vice President
David Eisan++                      Vice President
Edward Eng**                       Vice President
Paul Gallagher+++                  Vice President
Wayne A. Gates++                   Vice President
Ann Gencarella***                  Vice President
Richard Harris**                   Vice President and Appointed Actuary
John Hatch*                        Vice President
Kevin Hill***                      Vice President
E. Kendall Hines***                Vice President
Eugene Xavier Hodge, Jr.***        Vice President
James C. Hoodlet***                Vice President
Roy Kapoor**                       Vice President
Mitchell Karman***                 Vice President, Chief Compliance Officer, and Counsel
Frank Knox*                        Vice President, Chief Compliance Officer - Retail Funds/Separate Accounts
Jonathan Kutrubes*                 Vice President
Cynthia Lacasse***                 Vice President
Denise Lang**                      Vice President
Robert Leach*                      Vice President
David Longfritz*                   Vice President
Nathaniel I. Margolis***           Vice President
John Maynard+                      Vice President
Steven McCormick**                 Vice President
Janis K. McDonough***              Vice President
Scott A. McFetridge***             Vice President
William McPadden***                Vice President
Peter J. Mongeau+                  Vice President
Steven Moore**                     Vice President
Curtis Morrison***                 Vice President
Colm D. Mullarkey***               Vice President
Tom Mullen*                        Vice President
Scott Navin***                     Vice President
Carol Nicholson Fulp*              Vice President
Nina Nicolosi*                     Vice President
Frank O'Neill*                     Vice President
Jacques Ouimet+                    Vice President
Gary M. Pelletier***               Vice President
Steven Pinover*                    Vice President
Krishna Ramdial**                  Vice President, Treasury
S. Mark Ray***                     Vice President
Jill Rebman**                      Vice President
Mark Rizza*                        Vice President
Ian R. Roke*                       Vice President
Andrew Ross**                      Vice President
Thomas Samoluk*                    Vice President
Jonnie Smith****                   Vice President
Yiji S. Starr*                     Vice President
Gaurav Upadhya**                   Vice President
Simonetta Vendittelli++            Vice President
Karen Walsh*                       Vice President
Linda A. Watters*                  Vice President
Joseph P. Welch+                   Vice President
Jeffery Whitehead*                 Vice President and Controller
Henry Wong***                      Vice President
Randy Zipse***                     Vice President

   OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                         EFFECTIVE AS OF APRIL 30, 2010



     *    Principal business office is 601 Congress Street, Boston, MA 02210



     **   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



     ***  Principal business office is 197 Clarendon Street, Boston, MA 02117



     **** Principal business office is 164 Corporate Drive Portsmouth, NH 03801



     +    Principal business office is 200 Berkeley Street, Boston, MA 02116



     ++   Principal business office is 380 Stuart Street, Boston, MA 02116



     +++  Principal business office is 200 Clarendon Street, Boston, MA 02116



Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2009 appears below:

                            MANULIFE FINANCIAL CORPORATION
              PRINCIPAL SUBSIDIARIES -POST-MERGER DECEMBER 31, 2009

FOR EXTERNAL USE


                                                       __________________
                                                      |                  |
                                                      |Manulife Financial|
                                                      |    Corporation   |
                                                      |     (Canada)     |
                                                      |__________________|
                                                               |
                                                               |........................................................
                                                               |                                                       .
                                                       ________|_________                                         _____._______
                                                      |                  |                                       |             |
                                                      | The Manufacturers|                                       |John Hancock |
                                                      |  Life Insurance  |                                       | Reassurance |
                                                      |      Company     |                                       |Company, Ltd.|
                                                      |     (Canada)     |                                       | (Bermuda)   |
                                                      |__________________|                                       |_____________|
                                                               |
                                                               |
                                                               |-----------------------------------------------------------------
                                                               |                                                                 |
 ______________________________________________________________|______________________                                           |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|    ___________   |   ____________   |     ______________   .  |   _______________   |   ____________                           |
|   |           |  |  |            |  |    |              |  .  |  |               |  |  |            |                          |
|   |    NAL    |  |  | MFC Global |  |    |   Manulife   |  .  |  |    Manulife   |  |__|    MLI     |                          |
|   | Resources |  |  | Investment |  |    |   Insurance  |  .  |  |    Holdings   |     | Resources  |                          |
|---|Management |  |--| Management |  |    |  (Thailand)  |  .  |__|    (Bermuda)  |     |    Inc.    |                          |
|   |  Limited  |  |  |  (U.S.A.)  |  |    |    Public    |...     |     Limited   |     | (Alberta)  |                          |
|   | (Canada)  |  |  |   Limited  |  |    |    Company   |98.25%__|    (Bermuda)  |     |____________|                          |
|   |___________|  |  |  (Canada)  |  |    |    Limited   |     |  |_______________|           .                                 |
|                  |  |____________|  |    |  (Thailand)  |     |                              .                                 |
|                  |                  |    |______________|     |                              ......................            |
|                                                 |             |                              .                    .            |
|                  |                  |           |99.9999%     |                              .                    . 45.76%     |
|    __________    |   ____________   |     ______|_______      |   _______________       _____.______          ____.________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |        |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     |  Manulife  |        |   Manulife  |   |
|   |  Bank of |   |  |    Fund    |  |    |     Asset    |     |--|  P&C Limited  |     |    Life    |    ----|   Holdings  |   |
|---|  Canada  |   |--| Management |  |    |  Management  |     |  |  (Barbados)   |     |  Insurance |   |    |    Berhad*  |   |
|   | (Canada) |   |  |  (Europe)  |  |    |  (Thailand)  |     |  |_______________|     |   Company  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |    Company   |     |                        |   (Japan)  |   |    |_____________|   |
|                  |  |  (England) |  |    |    Limited   |     |                        |____________|   |                      |
|                  |  |____________|  |    |  (Thailand)  |     |                              |          |                      |
|                  |        |         |    |______________|     |                              |          |                      |
|                           |         |                         |                              |          |                      |
|    __________    |   _____|______   |     ______________      |   _______________       _____|______    |     _____________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |   |    |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     | MFC Global |   |    |   Manulife  |   |
|   |  Canada  |   |  | Investment |  |----|   (Vietnam)  |     |--|      Life     |     | Investment |   |----|   Insurance |   |
|---|   Ltd.   |   |--| Management |  |    |    Limited   |     |  |  Reinsurance  |     | Management |   |    |    Berhad   |   |
|   | (Canada) |   |  |  (Europe)  |  |    |   (Vietnam)  |     |  |    Limited    |     |   (Japan)  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |______________|     |  |   (Barbados)  |     |   Limited  |   |    |_____________|   |
|                  |  |  (England) |  |           |             |  |_______________|     |   (Japan)  |   |                      |
|                  |  |___________ |  |           |             |                        |____________|   |     ______________   |
|                  |                  |           |             |                                         |    |              |  |
|                  |                  |           |             |                                         |    |Manulife Asset|  |
|    ___________   |   ____________   |     ______|_______      |   _______________                       |    |  Management  |  |
|   |           |  |  |            |  |    |              |     |  |               |                       ----|  (Malaysia)  |  |
|   |   First   |  |  |  Berkshire |  |    |   Manulife   |     |  |   Manulife    |                           |    Sdn Bhd   |  |
|   |   North   |  |  |  Insurance |  |    |    Vietnam   |     |  | International |                           |  (Malaysia)  |  |
|---| American  |  |--|  Services  |  |    |     Fund     |      --|   Holdings    |                           |______________|  |
|   | Insurance |  |  |    Inc.    |  |    |  Management  |        |    Limited    |                                             |
|   |  Company  |  |  |  (Ontario) |  |    |    Company   |        |   (Bermuda)   |                                             |
|   | (Canada)  |  |  |____________|  |    |    Limited   |        |_______________|                                             |
|   |___________|  |        |         |    |   (Vietnam)  |               |                                                      |
|                  |        |         |    |______________|               |--------------------                                  |
|                  |        |         |                                   |                    |                                 |
|    ___________   |   _____|______   |     _____________           ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   |    FNA    |  |  |     JH     |  |    |   Manulife   |        |   Manulife    |     |  Manulife  |                          |
|---| Financial |  |  | Investments|  |----|  (Singapore) |        |(International)|     |    Asset   |                          |
|   |   Inc.    |  |  | (Delaware) |  |    |   Pte. Ltd.  |        |    Limited    |     | Management |                          |
|   | (Canada)  |  |  |     LLC    |  |    |  (Singapore) |        |   (Bermuda)   |     |   (Asia)   |                          |
|   |___________|  |  | (Delaware) |  |    |______________|        |_______________|     |   Limited  |                          |
|         |        |  |____________|  |                                   |              | (Barbados) |                          |
|         |        |                  |                                   | 51%          |____________|                          |
|         |        |                  |                                   |                    |                                 |
|    _____|_____   |   ____________   |     ______________          ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   | Elliott & |  |  |  Manulife  |  |    |   Manulife   |        |   Manulife-   |     |  Manulife  |                          |
|   |   Page    |  |  | Securities |  |    |     Asset    |        |   Sinochem    |     |    Asset   |                          |
|   |  Limited  |  |--| Investment |  |    |  Management  |        |     Life      |     | Management |                          |
|   | (Ontario) |  |  |  Services  |  |----|  (Singapore) |        | Insurance Co. |     | (Hong Kong)|                          |
|   |___________|  |  |    Inc.    |  |    |     Pte.     |        | Ltd. (China)  |     |   Limited  |                          |
|                  |  |  (Canada)  |  |    |     Ltd.     |        |_______________|     | (Hong Kong)|                          |
|                  |  |____________|  |    |  (Singapore) |                              |____________|                          |
|                  |                  |    |______________|                                    |                                 |
|                  |                  |                                                        |                                 |
|    ___________   |   ____________   |     ______________                                _____|_______                          |
|   |           |  |  |            |  |    |              |                              |             |                         |
|   |    EIS    |  |  |  Manulife  |  |    |      The     |                              |  Manulife   |                         |
|   | Services  |  |  | Securities |  |    | Manufacturers|                              |    Asset    |                         |
 ---| (Bermuda) |   --|Incorporated|  |----|     Life     |                              | Management  |                         |
    |  Limited  |     |  (Ontario) |  |    | Insurance Co.|                              |(Taiwan) Co.,|                         |
    | (Bermuda) |     |____________|  |    |   (Phils.),  |                              |    Ltd.     |                         |
    |___________|                     |    |     Inc.     |                              |  (Taiwan)   |                         |
                                      |    | (Philippines)|                              |_____________|                         |
                                      |    |______________|                                                                      |
                                      |                                                                                          |
                                      |     _______________                                                                      |
                                      |    |               |                                                                     |
                                      |    |  PT Asuransi  |                                                                     |
                                      |    | Jiwa Manulife |                                                                     |
                                       ----|  Indonesia (1)|                                                                     |
                                        95%|  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                   .                                                                             |
                                                   .                                                                             |
                                            _______._______                                                                      |
                                           |               |                                                                     |
                                           |  PT Manulife  |                                                                     |
                                           |     Aset      |                                                                     |
                                           |   Manajemen   |                                                                     |
                                           |   Indonesia   |                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                        -----------------------------------------------------------------------------------------
                                       |
                                       |
                                _______|_____
                               |              |
                               |   Manulife   |
                               |   Holdings   |
                               |   (Alberta)  |
                               |    Limited   |
                               |   (Alberta)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               | John Hancock |
                               |   Holdings   |
                               |  (Delaware)  |
                               |      LLC     |
                               |  (Delaware)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               |      The     |
                               | Manufacturers|
                               |  Investment  |
                               |  Corporation |
                               |  (Michigan)  |
                               |______________|
                                      |
                                      |----------------------------------------------------------------------------
                                ______|_______                                           ____|______        _______|_________
                               |              |                                         |           |      |                 |
                               | John Hancock |                                         |  Manulife |      |  John Hancock   |
                               |     Life     |                                         |Reinsurance|      | International,  |
                          -----|   Insurance  |-----------------------                  |  Limited  |      |      Inc.       |
                         |     |    Company   |                       |                 | (Bermuda) |      | (Massachusetts) |
                         |     |   (U.S.A.)   |                       |                 |___________|      |_________________|
                         |     |  (Michigan)  |                       |                                            |
                         |     |______________|                       |                                            | 50%
                         |                                            |                                     _______|_________
                         |                                            |                                    |                 |
                         |      _______________               ________|_______                             |  John Hancock   |
                         |     |               |             |                |                            |   Tianan Life   |
                         |     | John Hancock  |             |  John Hancock  |                            |Insurance Company|
                         |     | Life & Health |       ------|Subsidiaries LLC|                            |     (China)     |
                         |-----|   Insurance   |      |      |   (Delaware)   |                            |_________________|
                         |     |    Company    |      |      |________________|
                         |     |(Massachusetts)|      |
                         |     |_______________|      |
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |  John Hancock  |
                         |-----| Distributors |       |      |    Financial   |
                         |     |      LLC     |       |------|  Network, Inc. |
                         |     |  (Delaware)  |       |      | (Massachusetts)|
                         |     |______________|       |      |________________|
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      | Hancock Natural|
                         |     |     Life     |       |------| Resource Group,|
                         |-----|   Insurance  |       |      | Inc. (Delaware)|
                         |     |    Company   |       |      |________________|
                         |     |  of New York |       |
                         |     |  (New York)  |       |
                         |     |______________|       |
                         |            |               |
                         |            | 38%           |
                         |      ______|_______        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |   Declaration  |
                          -----|  Investment  |       |------|  Management &  |
                           57% |  Management  |       |      |  Research LLC  |
                               | Services, LLC|       |      |   (Delaware)   |
                               |  (Delaware)  |       |      |________________|
                               |______________|       |
                                     /.\ 5%           |
                                      .               |       ________________
                                      .               |      |                |
                                      .               |      |  The Berkeley  |
                                      .                ------|    Financial   |
                                      .                      |    Group LLC   |
                                      .......................|   (Delaware)   |
                                                             |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |    Funds LLC   |
                                                             |   (Delaware)   |
                                                             |________________|

........ Indirect Control
_______ Direct Control

Prepared by: Corporate Tax
Date: March 23, 2010

(1) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.  Number of Contract Owners.

As of FEBRUARY 28, 2010, there were 21 qualified and 10 non-qualified contracts of the series offered hereby outstanding.

Item 28.  Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

SECTION VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

      (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
------------------------------------------------------------------   ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X      Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T      Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter

      (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

            *   Principal business office is 601 Congress Street, Boston, MA
                02210
            ** Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
            *** Principal business office is 197 Clarendon St, Boston, MA 02116

      (c)   None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company ("Manulife"). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

      (a) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

            John Hancock Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

      (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

            Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

      (c)   Undertakings Pursuant to Item 32 of Form N-4

                  (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                  (2)   The Depositor and Registrant will include either
                        (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

                  (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of this 30th of April, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
(Registrant)

By:   JOHN  HANCOCK  LIFE  INSURANCE  COMPANY  OF  NEW  YORK
      (Depositor)


By:   /s/ James D. Gallagher
      -----------------------------------------
      James D. Gallagher
      Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:   /s/ James D. Gallagher
      -----------------------------------------
      James D. Gallagher
      Director and President

                                   SIGNATURES

      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor as of this 30th of April, 2010.

Signature                                    Title
------------------------------------         -------------------------------------------------
/s/ James D. Gallagher                       Director and President
------------------------------------         (Principal Executive Officer)
James D. Gallagher

/s/ Lynne Patterson                          Senior Vice President and Chief Financial Officer
------------------------------------         (Principal Financial Officer)
Lynne  Patterson

/s/ Jeffery J. Whitehead                     Vice President and Controller
------------------------------------         (Principal Accounting Officer)
Jeffery J. Whitehead

                *                            Chairman
------------------------------------
John D. DesPrez  III

                *                            Director
------------------------------------
Thomas Borshoff

                *                            Director
------------------------------------
James R. Boyle

                *                            Director
------------------------------------
Ruth Ann Fleming

                *                            Director
------------------------------------
Scott S. Hartz

                *                            Director
------------------------------------
Bradford J. Race, Jr.

                *                            Director
------------------------------------
Rex Schlaybaugh, Jr.

                *                            Director
------------------------------------
John G. Vrysen

*/s/ Thomas J. Loftus                        Senior Counsel - Annuities
------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                 EXHIBIT INDEX

ITEM NO.                             DESCRIPTION
--------       --------------------------------------------------------
24(b)(10)      Consent of independent registered public accounting firm